As filed January 28, 2025	Securities Act Registration No. 333-132541

Investment Company Act Registration No. 811-21872

SECURITIES AND EXCHANGE COMMISSION

Washington, D. C. 20549

FORM N-1A

REGISTRATION STATEMENT UNDER THE SECURITIES ACT OF 1933	☐

Pre-Effective Amendment No.		☐
Post-Effective Amendment No.	540	☒

and/or

REGISTRATION STATEMENT UNDER THE INVESTMENT COMPANY ACT OF 1940	☐

Amendment No.	541	☒

(Check appropriate box or boxes.)

Mutual Fund Series Trust - File Nos. 333-132541 and 811-21872

(Exact Name of Registrant as Specified in Charter)

4221 North 203rd Street, Suite 100, Elkhorn, Nebraska 68022

(Address of Principal Executive Offices) (Zip Code)

Registrant’s Telephone Number, including Area Code: (402) 895-1600

CT CORPORATION SYSTEM

1300 EAST NINTH STREET

CLEVELAND, OH 44114

(Name and Address of Agent for Service)

With copy to:

JoAnn M. Strasser, Thompson Hine LLP

41 South High Street, Suite 1700, Columbus, Ohio 43215

Approximate Date of Proposed Public Offering:

It is proposed that this filing will become effective:

☐	immediately upon filing pursuant to paragraph (b)
☒	on February 1, 2025 pursuant to paragraph (b)
☐	60 days after filing pursuant to paragraph (a)(1)
☐	on (date) pursuant to paragraph (a)(1)
☐	75 days after filing pursuant to paragraph (a)(2)
☐	on (date) pursuant to paragraph (a)(2) of Rule 485.

If appropriate, check the following box:

☐	this post-effective amendment designates a new effective date for a previously filed post-effective amendment.

Empiric Fund

Class A: EMCAX          Class C: EMCCX

PROSPECTUS

February 1, 2025

This Prospectus provides important information about the Fund that you should know before investing. Please read it carefully and keep it for future reference.

The Securities and Exchange Commission has not approved or disapproved these securities or determined if this Prospectus is truthful or complete. Any representation to the contrary is a criminal offense.

FUND SUMMARY	1
ADDITIONAL INFORMATION ABOUT THE FUND’S PRINCIPAL INVESTMENT STRATEGIES AND RELATED RISKS	6
HOW TO BUY SHARES	35
HOW TO REDEEM SHARES	41
DISTRIBUTION PLANS	45
VALUING THE FUND’S ASSETS	45
DIVIDENDS, DISTRIBUTIONS AND TAXES	46
ADVISOR TO THE FUND	47
FINANCIAL HIGHLIGHTS	49
APPENDIX A:	51
PRIVACY NOTICE	53
FOR MORE INFORMATION	55

FUND SUMMARY

Investment Objective:

The Fund’s goal is to achieve capital appreciation.

Fees and Expenses of the Fund:

This table describes the fees and expenses that you may pay if you buy, hold and sell shares of the Fund. You may pay other fees, such as brokerage commissions and other fees to financial intermediaries, which are not reflected in the table and Example below. You may qualify for sales charge discounts on purchases of Class A shares if you and your family invest, or agree to invest in the future, at least $50,000 in the Fund. More information about these and other discounts is available from your financial professional and is included in the sections of the Fund’s prospectus entitled How to Buy Shares on page 35 and Appendix A – Intermediary-Specific Sales Charge Reductions and Waivers, and in the sections of the Fund’s Statement of Additional Information entitled Reduction of Up-Front Sales Charge on Class A Shares on page 35 and Waiver of Up-Front Sales Charge on Class A Shares on page 36.

Shareholder Fees (fees paid directly from your investment)	Class A	Class C
Maximum Sales Charge (Load) Imposed on Purchases (as a % of offering price)	5.75%	None
Maximum Deferred Sales Charge (Load) (as a % of the lower of original purchase price or current market value)	1.00%	None
Maximum Sales Charge (Load) Imposed on Reinvested Dividends and other Distributions	None	None
Redemption Fee	None	None
Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)
Management Fees	1.00%	1.00%
Distribution and Service (12b-1) Fees	0.25%	1.00%
Other Expenses	0.93%	0.93%
Total Annual Fund Operating Expenses	2.18%	2.93%

Example:

This Example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds.

The Example assumes that you invest $10,000 in the Fund for the time periods indicated, and then hold or redeem all of your shares at the end of those periods. The Example also assumes that your investment has a 5% return each year and that the Fund’s operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

YEAR	Class A	Class C
1	$783	$296
3	$1,218	$907
5	$1,677	$1,543
10	$2,944	$3,252

Portfolio Turnover:

The Fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover may indicate higher transaction costs and may result in higher taxes when Fund shares are held in a taxable account. These costs, which are not reflected in annual fund operating expenses or in the Example, affect the Fund’s performance. The portfolio turnover rate of the Fund for the fiscal year ended September 30, 2024 was 5% of the average value of its portfolio.

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Principal Investment Strategies.

The Fund seeks to achieve its objective by primarily investing in the equity securities of domestic small and mid-capitalization growth companies. Small and mid-capitalization companies are defined as companies with between $30 million and $25 billion in market capitalization.

The Fund seeks capital appreciation by investing in companies that the Fund’s investment advisor, Empiric Advisors, Inc. (the “Advisor”), believes are undervalued and that have characteristics the Advisor deems will likely cause those stocks to appreciate in the near future. Decisions to buy or sell securities in the Fund’s portfolio are based on such characteristics including the sector or industry the company is in, certain ratios of the company such as return-on-equity or margins, the size of the company, past and future growth of the company, analysts’ expectations, earnings surprises and other characteristics the Advisor believes may impact the appreciation of stocks. The Advisor practices quantitative techniques in the selection of stocks using a computer screening process to assist it in finding investment opportunities. Qualitative factors are considered in investment selection, but their influence is usually minimal.

Principal Risks of Investing in the Fund.

As with any mutual fund, there is no guarantee that the Fund will achieve its objective. Investment markets are unpredictable and there will be certain market conditions where the Fund will not meet its investment objective and will lose money. The Fund’s net asset value and returns will vary and you could lose money on your investment in the Fund and those losses could be significant.

The following summarizes the principal risks of investing in the Fund. These risks could adversely affect the net asset value, total return and the value of the Fund and your investment.

Equity Securities Risk. Common stocks and other equity securities generally increase or decrease in value based on the earnings of a company and on general industry and market conditions, which tend to have greater fluctuations in share price than a fund that invests a significant portion of its assets in fixed income securities.

Growth Stock Risk. Growth stocks can react differently to issuer, political, market, and economic developments than the market as a whole and other types of stocks. Growth stocks also tend to be more expensive relative to their earnings or assets compared to other types of stocks. As a result, growth stocks tend to be sensitive to changes in their earnings and more volatile in price than the stock market as a whole.

Management Risk. The portfolio managers’ judgments about the attractiveness, value and potential appreciation of particular stocks or other securities in which the Fund invests may prove to be incorrect and there is no guarantee that the portfolio managers’ judgment will produce the desired results.

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Market Risk. Overall stock market risks may also affect the value of the Fund. Factors such as domestic economic growth and market conditions, interest rate levels and political and global events affect the securities markets.

Sector Exposure Risk. The Fund may be subject to the risk that its assets are invested in a particular sector or group of sectors in the economy and as a result, the value of the Fund may be adversely impacted by events or developments in a sector or group of sectors. These events or developments might include additional government regulation, resource shortages or surpluses, changes in consumer demands or improvements in technology that make products or services of a particular sector less desirable.

■	Industrials Sector Risk. Industrial companies are affected by supply and demand both for their specific product or service and for industrial sector products in general. Government regulation, world events, exchange rates and economic conditions, technological developments and liabilities for environmental damage and general civil liabilities will likewise affect the performance of these companies.

■	Technology Sector Risk. Technology companies face intense competition, both domestically and internationally, which may have an adverse effect on profit margins. Technology companies may have limited product lines, markets, financial resources or personnel. The products of technology companies may face obsolescence due to rapid technological developments and frequent new product introduction, unpredictable changes in growth rates and competition for the services of qualified personnel. Companies in the technology sector are heavily dependent on patent and intellectual property rights. The loss or impairment of these rights may adversely affect the profitability of these companies.

Security Risk. The value of the Fund may decrease in response to the activities and financial prospects of an individual security in the Fund’s portfolio.

Small and Mid-Capitalization Company Risk. The earnings and prospects of smaller-sized companies are more volatile than larger companies and may experience higher failure rates than larger companies. Smaller-sized companies normally have a lower trading volume than larger companies, which may tend to make their market price fall more disproportionately than larger companies in response to selling pressures and may have limited markets, product lines, or financial resources and lack management experience.

Stock Market Risk. Overall stock market risks may affect the value of the Fund. Factors such as domestic economic growth and market conditions, interest rate levels and political events affect the securities markets.

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Performance:

The bar chart and performance table below show the variability of the Fund’s returns, which is some indication of the risks of investing in the Fund. The bar chart shows performance of the Fund’s Class A shares for the last 10 years. The performance table compares the performance of the Fund’s Class A and Class C shares over time to the performance of a broad-based market index and supplemental index. You should be aware that the Fund’s past performance (before and after taxes) may not be an indication of how the Fund will perform in the future. Although Class C shares have similar annual returns to Class A shares because the classes are invested in the same portfolio of securities, the returns for Class C shares are different from Class A shares because Class C shares have different expenses than Class A shares. Updated performance information is available at www.empiricfunds.com or by calling 1-888-839-7424.

Annual Total Returns – Class A Shares

Figures do not reflect sales charges. If they did, returns would be lower. Returns for Class C shares, which are not shown, would be lower.

During the period shown in the bar chart, the highest return for a quarter was 30.96% (quarter ended June 30, 2020), and the lowest return for a quarter was (27.32)% (quarter ended March 31, 2020).

Average Annual Total Returns

(for the periods ended December 31, 2024)

Class A (with load)	1 Year	5 Year	10 Year
Return Before Taxes	7.22%	8.45%	7.17%
Return After Taxes on Distributions	7.22%	8.06%	6.98%
Return After Taxes on Distributions and Sale of Fund Shares	4.27%	6.61%	5.79%
Class C
Return Before Taxes	12.90%	8.92%	7.00%
S&P 500® Index (reflects no deduction for fees, expenses or taxes)*	25.02%	14.53%	13.10%
MSCI USA Small Cap Index (reflects no deduction for fees, expenses or taxes)	11.57%	8.85%	8.75%

*	The Fund has changed its primary benchmark from the MSCI USA Small Cap Index to the S&P 500® Index to comply with new regulatory requirements.

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After-tax returns are calculated using the highest historical individual federal marginal income tax rate and do not reflect the impact of state and local taxes. Actual after-tax returns depend on a shareholder’s tax situation and may differ from those shown. After-tax returns are not relevant for shareholders who hold Fund shares in tax-deferred accounts or shares held by non-taxable entities. After-tax returns are only shown for Class A shares. After-tax returns for Class C shares will vary.

Advisor: Empiric Advisors, Inc. is the investment advisor to the Fund.

Portfolio Managers: Mark Coffelt, President and Chief Investment Officer of the Advisor, has been the Portfolio Manager of the Fund since inception.

Purchase and Sale of Fund Shares: The minimum initial investment in each share class of the Fund is $2,500 for a regular account, $2,500 for an IRA account, or $100 for an automatic investment plan account. The minimum subsequent investment in the Fund is $50. You may purchase and redeem shares of the Fund on any day that the New York Stock Exchange is open. Redemption requests may be made in writing, by telephone or through a financial intermediary to the Fund or the Transfer Agent and will be paid by check or wire transfer.

Tax Information: Dividends and capital gain distributions you receive from the Fund, whether you reinvest your distributions in additional Fund shares or receive them in cash, are taxable to you at either ordinary income or capital gains tax rates unless you are investing through a tax-deferred plan such as an IRA or 401(k) plan. If you are investing in a tax-deferred plan, distributions may be taxable upon withdrawal from the plan.

Payments to Broker-Dealers and Other Financial Intermediaries: If you purchase the Fund through a broker-dealer or other financial intermediary (such as a bank), the Fund and its related companies may pay the intermediary for the sale of Fund shares and related services. These payments may create a conflict of interest by influencing the broker-dealer or other intermediary and your salesperson to recommend the Fund over another investment. Ask your salesperson or visit your financial intermediary’s website for more information.

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ADDITIONAL INFORMATION ABOUT THE FUND’S PRINCIPAL
INVESTMENT STRATEGIES AND RELATED RISKS

INVESTMENT OBJECTIVE

The Fund’s goal is to achieve capital appreciation.

The investment objective of the Fund is non-fundamental and may be changed by the Board of Trustees (the “Board”) without shareholder approval. If the Board decides to change the Fund’s investment objective, shareholders will be given 60 days’ advance notice.

PRINCIPAL INVESTMENT STRATEGIES

The Fund seeks to achieve its objective by primarily investing in the equity securities of domestic small and mid-capitalization growth companies. Small and mid-capitalization companies are defined as companies with between $30 million and $25 billion in market capitalization.

The Fund seeks capital appreciation by investing in companies that the Advisor believes are undervalued and that have characteristics the Advisor deems will likely cause those stocks to appreciate in the near future. Decisions to buy or sell securities in the Fund’s portfolio are based on such characteristics including the sector or industry the company is in, certain ratios of the company such as return-on-equity or margins, the size of the company, past and future growth of the company, analysts’ expectations, earnings surprises and other characteristics the Advisor believes may impact the appreciation of stocks. The Advisor practices quantitative techniques in the selection of stocks using a computer screening process to assist it in finding investment opportunities. Qualitative factors are considered in investment selection, but their influence is usually minimal.

NON-PRINCIPAL INVESTMENT STRATEGIES

In addition to the principal investment strategies discussed above, the Fund may lend its securities to broker-dealers or other institutions to earn income for the Fund. The Fund may lend its portfolio securities, provided: (1) the loan is secured continuously by collateral consisting of U.S. government securities, cash, or cash equivalents adjusted daily to have a market value at least equal to the current market value of the securities loaned; (2) the Fund may at any time call the loan and regain the securities loaned; (3) the Fund will receive any interest or dividends paid on the loaned securities, however, for tax purposes, such dividends will not be “qualified dividend income;” and (4) the aggregate market value of the Fund’s portfolio securities loaned will not at any time exceed one-third of the total assets of the Fund. In addition, it is anticipated that the Fund may share with the borrower some of the income received on the investment of the collateral for the loan or that it will be paid a premium for the loan. Before the Fund enters into a loan, the Advisor considers all relevant facts and circumstances, including the creditworthiness of the borrower.

The Fund may also use various techniques, such as buying and selling futures contracts and exchange-traded funds (“ETFs”), to gain exposure to particular securities or markets to either hedge or to increase total return and to increase or decrease the Fund’s exposure to changing

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security prices or other factors that affect security values. If the Fund’s strategies do not work as intended, the Fund may not achieve its objective.

Temporary Defensive Positions

From time to time, the Fund may take temporary defensive positions, which are inconsistent with the Fund’s principal investment strategies, in attempting to respond to adverse market, economic, political, or other conditions. For example, the Fund may hold all or a portion of its assets in money market instruments, including cash, cash equivalents, U.S. government securities, other investment grade fixed income securities, certificates of deposit, bankers’ acceptances, commercial paper, money market funds and repurchase agreements. If the Fund invests in a money market fund, the shareholders of the Fund generally will be subject to duplicative management fees. Although the Fund would do this only in seeking to avoid losses, the Fund will be unable to pursue its investment objective during that time, and it could reduce the benefit from any upswing in the market. The Fund also may invest in money market instruments at any time to maintain liquidity or pending selection of investments in accordance with its policies.

PRINCIPAL AND NON-PRINCIPAL INVESTMENT RISKS

All mutual funds carry a certain amount of risk. As with any mutual fund, there is no guarantee that the Fund will achieve its objective. Investment markets are unpredictable and there will be certain market conditions where the Fund will not meet its investment objective and will lose money. The Fund’s net asset value and returns will vary and you could lose money on your investment in the Fund and those losses could be significant. An investment in the Fund is not a complete investment program.

The table below identifies the Fund’s principal risks and non-principal risks.

Key:

Principal Risk: ●

Non-Principal Risk: ○

ADR Currency Risk	○
ADRs Risk	○
Allocation Risk	○
Asset-Backed and Mortgage-Backed Security Risk	○
Bank Loans Risk	○
Basic Materials Industry Risk	○
Business Development Companies (“BDC”) Risk	○
Call Options Risk	○
Capacity Risk	○
Cash and Cash Equivalents Risk	○
CDOs and CLOs Risk	○
Changing Fixed Income Market Conditions Risk	○
Collateralized Bond Obligation Risk	○
Commodity Risk	○
Conflict of Interest – Advisor Risk	○
Conflict of Interest – Portfolio Manager Risk	○

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Convertible Securities Risk	○
Counterparty Risk	○
Credit Default Swap Risk	○
Credit Risk	○
Credit Risk (for Floating Rate Loans)	○
Currency Risk	○
Derivatives Risk	○
Dividend Yield Risk	○
Duration Risk	○
Emerging Markets Risk	○
Equity Securities Risk	●
ETFs Risk	○
Exchange Traded Notes (“ETNs”) Risk	○
Extension Risk	○
Fixed Income Risk	○
Foreign Currency Risk	○
Foreign Exchanges Risk	○
Foreign Exposure Risk	○
Foreign Securities Risk	○
Forwards Risk	○
Futures Contract Risk	○
Geographic Concentration Risk	○
Growth Stock Risk	●
Hedging Risk	○
Index Risk	○
Industrials Sector Risk	●
Inflation-Indexed Bond Risk	○
Inflation Protected Securities Risk	○
Interest Rate Risk	○
Inverse ETF Risk	○
Investment Model Risk	○
Issuer Specific Risk	○
Junk Bond Risk	○
Large Capitalization Company Risk	○
Leverage Risk	○
Leveraged ETF Risk	○
Liquidity Risk	○
Litigation Risk	○
Loan Risk	○
Machinery and Electrical Equipment Industry Risk	○
Management Risk	●
Market Risk	●
Market Volatility-Linked ETFs Risk	○
Medium (Mid) Capitalization Company Risk	○
Micro Capitalization Company Risk	○
MLP and MLP-Related Securities Risk	○
Municipal Bond Risk	○
Options Market Risk	○
Options Risk	○
Over-the-Counter (“OTC”) Trading Risk	○
Preferred Stock Risk	○
Prepayment Risk	○
Real Estate and REIT Risk	○
Regulatory Risk	○
Repurchase and Reverse Repurchase Agreement Risk	○
Restricted Securities Risk	○
Risk Management Risk	○
Sector Exposure Risk	●
Security Risk	●

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Segregation Risk	○
Short Position Risk	○
Short Selling Risk	○
Small and Mid-Capitalization Company Risk	●
Sovereign Debt Risk	○
Stock Market Risk	●
Structured Note Risk	○
Sub-Prime Mortgage Risk	○
Swaps Risk	○
Technology Sector Risk	●
Tracking Risk	○
Underlying Fund Risk	○
U.S. Government Obligations Risk	○
Utilities Sector Risk	○
Volatility Risk	○

The following summarizes the risks of the Fund. These risks could adversely affect the net asset value, total return and the value of the Fund and your investment. The risk descriptions below provide a more detailed explanation of the principal investment risks that correspond to the risks described in the “Fund Summary” section of the Prospectus, as well as explanations of non-principal risks.

●	ADR Currency Risk. To establish a value for the shares, the issuer establishes a “conversion rate” equal to one share of an American Depositary Receipt (“ADR”) for a certain number of shares of the stock of a foreign company. This “conversion rate” establishes a universal monetary relationship between the value of the ADR and the local currency of the foreign company stock. Although an ADR is priced in the US dollar, in order to preserve the uniformity of the established “conversion rate,” movements in the exchange rate of the local currency versus the US dollar are automatically reflected in the price of the ADR in US dollars. Therefore, even if the price of the foreign security does not change on its market, if the exchange rate of the local currency relative to the US dollar declines, the ADR price would decline by a similar measure.

●	ADRs Risk. ADRs, which are typically issued by a bank, are certificates that evidence ownership of shares of a foreign company and are alternatives to purchasing foreign securities directly in their national markets and currencies. ADRs are subject to the same risks as direct investment in foreign companies and involve risks that are not found in investments in U.S. companies. In addition to the risks of investing in foreign securities discussed below, there is no guarantee that an ADR issuer will continue to offer a particular ADR. As a result, the Fund may have difficulty selling ADRs, or selling them quickly and efficiently at the prices at which they have been valued. In a sponsored ADR arrangement, the foreign company assumes the obligation to pay some or all of the depositary’s transaction fees. Under an unsponsored ADR arrangement, the foreign company assumes no obligations and the depositary’s transaction fees are paid directly by the ADR holders. Because unsponsored ADR arrangements are organized independently and without the cooperation of the foreign company, available information concerning the foreign company may not be as current as for sponsored ADRs and voting rights with respect to the deposited securities are not passed through. ADRs may not track the price of the underlying foreign securities on which they are based, and their value may change

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materially at times when U.S. markets are not open for trading. Certain ADRs are not listed on an exchange and therefore may be considered to be illiquid.

●	Allocation Risk. If the Fund’s strategy for allocating assets among different assets classes does not work as intended, the Fund may not achieve its objective or may underperform other funds with the same or similar investment strategy.

●	Asset-Backed and Mortgage-Backed Security Risk. Mortgage-backed securities (“MBS”) represent participating interests in pools of residential mortgage loans, some of which are guaranteed by the U.S. government, its agencies or instrumentalities. However, the guarantee of these types of securities relates to the principal and interest payments and not the market value of such securities. In addition, the guarantee only relates to the MBS held by the Fund and not the purchase of shares of the Fund.

MBS and collateralized mortgage obligations (“CMOs”) are subject to credit risk because underlying loan borrowers may default. MBS and CMO default rates tend to be sensitive to overall economic conditions and to localized property vacancy rates and prices. Borrower default rates may be significantly higher than estimated. Certain individual securities may be more sensitive to default rates because payments may be subordinated to other securities of the same issuer. The Advisor’s assessment, or a rating agency’s assessment, of borrower credit quality, default rates and loss rates may prove to be overly optimistic.

Additionally, MBS and CMOs are subject to prepayment risk because the underlying loans held by the issuers may be paid off prior to maturity at faster or lower rates than expected. The value of these securities may go down as a result of changes in prepayment rates on the underlying mortgages or loans. During periods of declining interest rates, prepayment rates usually increase and the Fund may have to reinvest prepayment proceeds at a lower interest rate. CMOs may be less susceptible to this risk because payment priorities within the CMO may have the effect of a prepayment lock out period.

MBS do not have a fixed maturity and their expected maturities may vary when interest rates rise or fall. MBS issued or guaranteed by private issuers are also known as “non-agency MBS.” Non-agency MBS generally are a greater credit risk than MBS issued by the U.S. government, and the market for non-agency MBS is smaller and may be less liquid that the market for government MBS.

●	Bank Loans Risk. The market for bank loans may not be highly liquid and the Fund may have difficulty selling them. These investments expose the Fund to the credit risk of both the financial institution and the underlying borrower. Bank loans settle on a delayed basis, potentially leading to the sale proceeds of such loans not being available to meet redemptions for a substantial period of time after the sale of the bank loans. Certain bank loans may not be considered “securities,” and purchasers, such as the Fund, therefore may not be entitled to rely on the protections of federal securities laws, including anti-fraud provisions.

●	Basic Materials Industry Risk. To the extent that the Fund’s investments are exposed to issuers conducting business in basic materials, the Fund is subject to the risk that the

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securities of such issuers will underperform the market as a whole due to legislative or regulatory changes, adverse market conditions and/or increased competition affecting that economic sector. The prices of the securities of basic materials companies also may fluctuate widely in response to such events.

●	Business Development Companies (“BDC”) Risk. BDCs may carry risks similar to those of a private equity or venture capital fund. BDC company securities are not redeemable at the option of the shareholder and they may trade in the market at a discount to their net asset value. A BDC is a form of investment company that is required to invest at least 70% of its total assets in securities (typically debt) of private companies, thinly traded U.S. public companies, or short-term high quality debt securities. The BDCs held by the Fund may leverage their portfolios through borrowings or the issuance of preferred stock. While leverage often serves to increase the yield of a BDC, this leverage also subjects a BDC to increased risks, including the likelihood of increased volatility and the possibility that a BDC’s common share income will fall if the dividend rate of the preferred shares or the interest rate on any borrowings rises. A significant portion of a BDC’s investments is recorded at fair value as determined by its board of directors which may create uncertainty as to the value of the BDC’s investments. Non-traded BDCs are illiquid and it may not be possible to redeem shares or to do so without paying a substantial penalty. Publicly-traded BDCs usually trade at a discount to their net asset value because they invest in unlisted securities and have limited access to capital markets. BDCs are subject to high failure rates among the companies in which they invest and federal securities laws impose restraints upon the organization and operations of BDCs that can limit or negatively impact the performance of a BDC. However, the Fund does not believe it would be liable for the actions of any entity in which it invests and that only its investment is at risk. Also, BDCs may engage in certain principal and joint transactions that a mutual fund or closed-end fund may not without an exemptive order from the Securities and Exchange Commission (“SEC”).

●	Call Options Risk. There are risks associated with the sale and purchase of call options. As the seller (writer) of a covered call option, the Fund assumes the risk of a decline in the market price of the underlying security that is below the purchase price of the underlying security less the premium received, and gives up the opportunity for gain on the underlying security above the exercise option price. The Fund continues to bear the risk that it will lose money if the value of the security falls below the strike price. Option premiums are treated as short-term capital gains and when distributed to shareholders, are usually taxable as ordinary income, which may have a higher tax rate than long-term capital gains for shareholders holding Fund shares in a taxable account. As the buyer of a call option, the Fund assumes the risk that the market price of the underlying security will not increase above the strike price plus the premiums paid, so the Fund bears the risk that it will lose the premium paid for the option.

●	Capacity Risk. The markets and securities in which the Fund invests may, at times, be limited. Under such conditions, the execution of the Fund’s strategy may be affected and the Fund may not achieve its investment objective. In addition, the Fund may not be able to purchase or sell securities at favorable market prices.

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●	Cash and Cash Equivalents Risk: At any time, the Fund may have significant investments in cash and cash equivalents. When a substantial portion of a portfolio is held in cash and cash equivalents, there is the risk that the value of the cash account, including interest, will not keep pace with inflation, thus reducing purchasing power over time.

●	CDOs and CLOs Risk. Collateralized debt obligations (“CDOs”) and collateralized loan obligations (“CLOs”) are securities backed by an underlying portfolio of debt and loan obligations, respectively. CDOs and CLOs issue classes or “tranches” that vary in risk and yield and may experience substantial losses due to actual defaults, decrease of market value due to collateral defaults and removal of subordinate tranches, market anticipation of defaults and investor aversion to CDO and CLO securities as a class. The risks of investing in CDOs and CLOs depend largely on the tranche invested in and the type of the underlying debts and loans in the tranche of the CDO or CLO, respectively, in which the Fund invests. CDOs and CLOs also carry risks including, but not limited to, interest rate risk and credit risk.

●	Changing Fixed Income Market Conditions Risk. Future interest rate increases could cause the value of the Fund’s fixed income securities to decrease. Federal Reserve policy changes may expose fixed-income and related markets to heightened volatility and may reduce liquidity for certain Fund investments, which could cause the value of the Fund’s investments and share price to decline. If the Fund invests in derivatives tied to fixed-income markets, the Fund may be more substantially exposed to these risks than the Fund that does not invest in derivatives. To the extent the Fund experiences high redemptions because of these policy changes, the Fund may experience increased portfolio turnover, which will increase the costs the Fund incurs and may lower its performance. Furthermore, if rising interest rates cause the Fund to lose enough value, the Fund could also face increased shareholder redemptions, which could force the Fund to liquidate investments at disadvantageous times or prices, therefore adversely affecting the Fund. In addition, decreases in fixed income dealer market-making capacity may persist in the future, potentially leading to decreased liquidity and increased volatility in the fixed income markets.

●	Collateralized Bond Obligation Risk. The pool of securities underlying collateralized bond obligations is typically separated in groupings called tranches representing different degrees of credit quality. The higher quality tranches have greater degrees of protection and pay lower interest rates. The lower tranches, with greater risk, pay higher interest rates.

●	Commodity Risk. Commodity-related risks include production risks caused by unfavorable weather, animal and plant disease, geologic and environmental factors. Commodity-related risks also include unfavorable changes in government regulation such as tariffs, embargoes or burdensome production rules and restrictions. The value of commodity-related securities may also be affected by changes in overall market movements, commodity index volatility, changes in interest rates and the global economy.

●	Conflict of Interest - Advisor Risk. The Advisor and other individuals associated with the Advisor may receive compensation and/or have other arrangements that may be in conflict to the interests of the Fund.

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●	Conflict of Interest - Portfolio Manager Risk. Actual or apparent conflicts of interest may arise when a portfolio manager has day-to-day responsibilities with respect to more than one fund or other accounts. More specifically, portfolio managers who advise multiple funds are presented with the following potential conflicts:

Advising multiple accounts may result in the portfolio managers devoting unequal time and attention to each account. Advising multiple funds and accounts also may give rise to potential conflicts of interest if the Fund and accounts have different objectives, benchmarks, time horizons, and fees as the portfolio manager must allocate his time and investment ideas across multiple funds and accounts.

With respect to securities transactions for the Fund, the Advisor determines which broker to use to execute each order, consistent with the duty to seek best execution of the transaction. The portfolio managers may execute transactions for another fund or account that may adversely impact the value of securities held by the Fund. Securities selected for funds or accounts other than the Fund may outperform the securities selected for the Fund.

The appearance of a conflict of interest may arise where the Advisor has an incentive, such as a performance-based advisory fee. Advising personal accounts may give rise to potential conflicts of interest; there is no assurance that the Fund’s code of ethics will adequately address such conflicts. One of the portfolio managers’ numerous responsibilities is to assist in the sale of Fund shares. Because the portfolio managers’ compensation is indirectly linked to the sale of Fund shares, they may have an incentive to devote time to marketing efforts designed to increase sales of Fund shares

The Advisor has adopted a code of ethics that, among other things, permits personal trading by employees under conditions where it has been determined that such trades would not adversely impact client accounts. Nevertheless, advising personal accounts may give rise to potential conflicts of interest, and there is no assurance that these codes of ethics will adequately address such conflicts.

●	Convertible Securities Risk. Convertible securities are hybrid securities that have characteristics of both bonds and common stocks and are subject to fixed income security risks and conversion value-related equity risk. Convertible securities are similar to other fixed-income securities because they usually pay a fixed interest rate and are obligated to repay principal on a given date in the future. The market value of fixed-income securities tends to decline as interest rates increase. Convertible securities are particularly sensitive to changes in interest rates when their conversion to equity feature is small relative to the interest and principal value of the bond. If a convertible security’s investment value is greater than its conversion value, its price will likely increase when interest rates fall and decrease when interest rates rise. If the conversion value exceeds the investment value, the price of the convertible security will tend to fluctuate directly with the price of the underlying equity security. Convertible issuers may not be able to make principal and interest payments on the bond as they become due. Convertible securities may also be subject to prepayment or redemption risk. If a convertible security is called for redemption, the Fund will be required to surrender the security for redemption, convert it into the issuing company’s common stock or cash at a time that may be unfavorable to the Fund. Convertible securities have characteristics similar to common stocks especially when their

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conversion value is greater than the interest and principal value of the bond. The price of equity securities may rise or fall because of economic or political changes. Stock prices in general may decline over short or even extended periods of time. Market prices of equity securities in broad market segments may be adversely affected by a prominent issuer having experienced losses or by the lack of earnings or such an issuer’s failure to meet the market’s expectations with respect to new products or services, or even by factors wholly unrelated to the value or condition of the issuer, such as changes in interest rates. When a convertible security’s value is more closely tied to its conversion to stock feature, it is sensitive to the underlying stock’s price.

●	Counterparty Risk. The risk exists that a counterparty to a financial instrument held by the Fund or by a special purpose or structured vehicle in which the Fund invests may become insolvent or otherwise fail to perform its obligations due to financial difficulties, including making payments to the Fund. The Fund may obtain no or limited recovery in a bankruptcy or other organizational proceedings, and any recovery may be significantly delayed. Transactions that the Fund enters into may involve counterparties in the financial services sector and, as a result, events affecting the financial services sector may cause the Fund’s share value to fluctuate.

●	Credit Default Swap Risk. Credit default swaps (“CDS”) are typically two-party financial contracts that transfer credit exposure between the two parties. Under a typical CDS, one party (the “seller”) receives pre-determined periodic payments from the other party (the “buyer”). The seller agrees to make compensating specific payments to the buyer if a negative credit event occurs, such as the bankruptcy or default by the issuer of the underlying debt instrument. The use of CDS involves investment techniques and risks different from those associated with ordinary portfolio security transactions, such as potentially heightened counterparty, concentration and exposure risks.

●	Credit Risk. An issuer of a security may fail to pay principal and interest in a timely manner, reducing the Fund’s total return. The Fund may invest in high-yield, high-risk securities commonly called “junk bonds”, that are not investment grade and are generally considered speculative because they present a greater risk of loss, including default, than higher quality debt securities. Credit risk may be substantial for the Fund.

●	Credit Risk (for Floating Rate Loans). An issuer of a security or other instrument may not be able to make principal and interest payments when due. The value of the Fund’s shares, and the Fund’s ability to pay dividends, is dependent upon the performance of the assets in its portfolio. Prices of the Fund’s investments can fall if the actual or perceived financial health of the borrowers on, or issuers of, such investments deteriorate, whether because of broad economic or issuer-specific reasons. In severe cases, the borrower or issuer could be late in paying interest or principal, or could fail to pay altogether.

In the event a borrower fails to pay scheduled interest or principal payments on an investment held by the Fund, the Fund will experience a reduction in its income and a decline in the market value of such investment. This will likely reduce the amount of dividends paid by the Fund and likely lead to a decline in the net asset value of the Fund’s shares.

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The Fund may invest in floating rate loans that are senior in the capital structure of the borrower or issuer, and that are secured with specific collateral. Loans that are senior and secured generally involve less risk than unsecured or subordinated debt and equity instruments of the same borrower because the payment of principal and interest on senior loans is an obligation of the borrower that, in most instances, takes precedence over the payment of dividends or the return of capital to the borrower’s shareholders, and payments to bond holders; and because of the collateral supporting the repayment of the debt instrument. However, the value of the collateral may not equal the Fund’s investment when the debt instrument is acquired or may decline below the principal amount of the debt instrument subsequent to the Fund’s investment. Also, to the extent that collateral consists of stocks of the borrower, or its subsidiaries or affiliates, the Fund bears the risk that the stocks may decline in value, be relatively illiquid, or may lose all or substantially all of their value, causing the Fund’s investment to be undercollateralized. Therefore, the liquidation of the collateral underlying a floating rate loan in which the Fund has invested, may not satisfy the borrower’s obligation to the Fund in the event of non-payment of scheduled interest or principal, and the collateral may not be able to be readily liquidated.

In the event of the bankruptcy of a borrower or issuer, the Fund could experience delays and limitations on its ability to realize the benefits of the collateral securing the Fund’s investment. Among the risks involved in a bankruptcy are assertions that the pledge of collateral to secure a loan constitutes a fraudulent conveyance or preferential transfer that would have the effect of nullifying or subordinating the Fund’s rights to the collateral.

The floating rate debt in which the Fund invests may be generally rated lower than investment-grade credit quality, i.e., rated lower than “Baa3” by Moody’s Investors Service, Inc. (“Moody’s”) or “BBB-” by S&P Global Ratings (“S&P”), or have been made to borrowers who have issued debt securities that are rated lower than investment-grade in quality or, if unrated, would be rated lower than investment-grade credit quality. Investment decisions for the Fund will be based largely on the credit analysis performed by the Advisor, and not entirely on rating agency evaluation. This analysis may be difficult to perform. Information about a loan and its borrower generally is not in the public domain. Many borrowers have not issued securities to the public and are not subject to reporting requirements under federal securities laws. Generally, however, borrowers are required to provide financial information to lenders and information may be available from other loan market participants or agents that originate or administer loans.

●	Currency Risk. Fluctuations in exchange rates will adversely affect the market value of the Fund’s investments. Currency risk includes the risk that the currencies in which the Fund has taken a position, or in which the Fund’s investments are denominated, will decline in value. Derivative transactions in foreign currencies (such as futures, forwards, options, and swaps) are also subject to currency risk. Some currencies are illiquid, and the Fund may not be able to convert them into U.S. dollars or may only be able to do so at an unfavorable exchange rate. Currency trading involves significant risks, including market risk, interest rate risk, country risk, counterparty credit risk and short sale risk. Market risk results from the price movement of foreign currency values in response to shifting market supply and demand. Since exchange rate changes can readily move in one direction, a currency position carried overnight or over a number of days may involve greater risk than one carried a few minutes or hours. Interest rate risk arises whenever a country changes its

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stated interest rate target associated with its currency. Country risk arises because virtually every country has interfered with international transactions in its currency. Interference has taken the form of regulation of the local exchange market, restrictions on foreign investment by residents or limits on inflows of investment funds from abroad. Restrictions on the exchange market or on international transactions are intended to affect the level or movement of the exchange rate. This risk could include the country issuing a new currency, effectively making the “old” currency worthless. The Fund may also take short positions, through derivatives, if the Advisor believes the value of a currency is likely to depreciate in value. A “short” position is, in effect, similar to a sale in which the Fund sells a currency it does not own but, has borrowed in anticipation that the market price of the currency will decline. The Fund must replace a short currency position by purchasing it at the market price at the time of replacement, which may be more or less than the price at which the Fund took a short position in the currency.

●	Derivatives Risk. The Fund may use derivatives to enhance returns or hedge against market declines. The Fund’s use of derivative instruments involves risks different from, or possibly greater than, the risks associated with investing directly in securities and other traditional investments. These risks include (i) the risk that the counterparty to a derivative transaction may not fulfill its contractual obligations; (ii) the risk of mispricing or improper valuation; and (iii) the risk that changes in the value of the derivative may not correlate perfectly with the underlying asset, rate or index. Derivative prices are highly volatile and may fluctuate substantially during a short period of time. Such prices are influenced by numerous factors that affect the markets, including, but not limited to: changing supply and demand relationships; government programs and policies; national and international political and economic events, changes in interest rates, inflation and deflation and changes in supply and demand relationships. Trading derivative instruments involves risks different from, or possibly greater than, the risks associated with investing directly in securities including:

○	Leverage and Volatility Risk: Derivative contracts ordinarily have leverage inherent in their terms. The low margin deposits normally required in trading derivatives, including futures contracts, permit a high degree of leverage. In addition, it is anticipated that the underlying pools will be “notionally funded” - that is their nominal trading level will exceed the cash deposited in the trading accounts. Accordingly, a relatively small price movement may result in an immediate and substantial loss to the Fund. The use of leverage may also cause the Fund to liquidate portfolio positions when it would not be advantageous to do so in order to satisfy its obligations. The use of leveraged derivatives can magnify the Fund’s potential for gain or loss and, therefore, amplify the effects of market volatility on the Fund’s share price.

○	Liquidity Risk: Although it is anticipated that the derivatives traded by the Fund will be actively traded, it is possible that particular investments might be difficult to purchase or sell, possibly preventing the Fund from executing positions at an advantageous time or price, or possibly requiring them to dispose of other investments at unfavorable times or prices in order to satisfy their obligations. Most U.S. commodity futures exchanges impose daily limits regulating the maximum amount above or below the previous day’s settlement price which a futures contract price may fluctuate during a single day. During a single trading day, no trades may be executed

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at prices beyond the daily limit. Once the price of a particular futures contract has increased or decreased to the limit point, it may be difficult, costly or impossible to liquidate a position. It is also possible that an exchange or the Commodity Futures Trading Commission (“CFTC”), which regulates commodity futures exchanges, may suspend trading in a particular contract, order immediate settlement of a contract or order the liquidation or trading of open positions only.

○	Counterparty Risk: The risk exists that a counterparty to a financial instrument held by the Fund or by a special purpose or structured vehicle in which the Fund invests may become insolvent or otherwise fail to perform its obligations due to financial difficulties, including making payments to the Fund. The Fund may obtain no or limited recovery in a bankruptcy or other organizational proceedings, and any recovery may be significantly delayed. Transactions that the Fund enters into may involve counterparties in the financial services sector and, as a result, events affecting the financial services sector may cause the Fund’s share value to fluctuate.

●	Dividend Yield Risk. While the Fund may hold securities of companies that have historically paid a dividend, those companies may reduce or discontinue their dividends, thus reducing the yield of the Fund. Lower priced securities in the Fund may be more susceptible to these risks. Past dividend payments are not a guarantee of future dividend payments. Also, the market return of high dividend yield securities, in certain market conditions, may be worse than the market return of other investment strategies or the overall stock market.

●	Duration Risk. A portfolio with a longer average portfolio duration may be more sensitive to interest rate changes. Rising interest rates pose a heightened risk to the Fund whose portfolio includes longer-term fixed income securities. Effective duration estimates price changes for relatively small changes in rates. If rates rise significantly, effective duration may tend to understate the drop in a security’s price. If rates drop significantly, effective duration may tend to overstate the rise in a security’s price.

●	Emerging Markets Risk. The Fund may invest in countries with newly organized or less developed securities markets. There are typically greater risks involved in investing in emerging markets securities. Generally, economic structures in these countries are less diverse and mature than those in developed countries and their political systems tend to be less stable. There may also be less reliable or publicly-available information about emerging markets due to non-uniform regulatory, auditing or financial recordkeeping standards (including material limits on Public Company Accounting Oversight Board inspection, investigation, and enforcement), which could cause errors in the implementation of the Fund’s investment strategy. Emerging market economies may be based on only a few industries, therefore security issuers, including governments, may be more susceptible to economic weakness and more likely to default. Emerging market countries also may have relatively unstable governments, weaker economies, and less-developed legal systems with fewer security holder rights. The Fund’s performance may depend on issues other than those that affect U.S. companies and may be adversely affected by different rights and remedies associated with emerging market investments, or the lack thereof, compared to those associated with U.S. companies. Investments in emerging markets countries may be affected by government policies that restrict foreign investment

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in certain issuers or industries. The potentially smaller size of their securities markets and lower trading volumes can make investments relatively illiquid and potentially more volatile than investments in developed countries, and such securities may be subject to abrupt and severe price declines. Due to this relative lack of liquidity, the Fund may have to accept a lower price or may not be able to sell a portfolio security at all. An inability to sell a portfolio position can adversely affect the Fund’s value or prevent the Fund from being able to meet cash obligations or take advantage of other investment opportunities.

●	Equity Securities Risk. Common and preferred stocks are susceptible to general stock market fluctuations and to volatile increases and decreases in value as market confidence in and perceptions of their issuers change. Warrants and rights may expire worthless if the price of a common stock is below the conversion price of the warrant or right. Convertible securities may decline in value if the price of a common stock falls below the conversion price. Investor perceptions are based on various and unpredictable factors, including expectations regarding government, economic, monetary and fiscal policies; inflation and interest rates; economic expansion or contraction and global or regional political, economic and banking crises.

●	ETFs Risk. Like an open-end investment company (mutual fund), the value of an ETF can fluctuate based on the prices of the securities owned by the ETF, and ETFs are also subject to the following additional risks: (i) the ETF’s market price may be less than its net asset value; (ii) an active market for the ETF may not develop; and (iii) market trading in the ETF may be halted under certain circumstances.

●	Exchange Traded Notes (“ETNs”) Risk. Similar to ETFs, owning an ETN generally reflects the risks of owning the assets that comprise the underlying market benchmark or strategy that the ETN is designed to reflect. ETNs also are subject to issuer and fixed-income risk.

●	Extension Risk. Refers to the risk that if interest rates rise, repayments of principal on certain debt securities, including, but not limited to, floating rate loans and mortgage-related securities, may occur at a slower rate than expected and the expected maturity of those securities could lengthen as a result. Securities that are subject to extension risk generally have a greater potential for loss when prevailing interest rates rise, which could cause their values to fall sharply.

●	Fixed Income Risk. When the Fund invests in ETFs that owns bonds, the value of your investment in the Fund will fluctuate with changes in interest rates. Typically, a rise in interest rates causes a decline in the value of bonds owned by the Fund. In general, the market price of debt securities with longer maturities will increase or decrease more in response to changes in interest rates than the market price of shorter-term securities. Other risk factors include credit risk (the debtor may default) and prepayment risk (the debtor may pay its obligation early, reducing the amount of interest payments). These risks could affect the value of a particular investment by the Fund possibly causing the Fund’s share price and total return to be reduced and fluctuate more than other types of investments.

●	Foreign Currency Risk. Currency trading involves significant risks, including market risk, interest rate risk, country risk, counterparty credit risk and short sale risk. Market risk

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results from the price movement of foreign currency values in response to shifting market supply and demand. Since exchange rate changes can readily move in one direction, a currency position carried overnight or over a number of days may involve greater risk than one carried a few minutes or hours. Interest rate risk arises whenever a country changes its stated interest rate target associated with its currency. Country risk arises because virtually every country has interfered with international transactions in its currency. Interference has taken the form of regulation of the local exchange market, restrictions on foreign investment by residents or limits on inflows of investment funds from abroad. Restrictions on the exchange market or on international transactions are intended to affect the level or movement of the exchange rate. This risk could include the country issuing a new currency, effectively making the “old” currency worthless.

●	Foreign Exchanges Risk. A portion of the derivatives trades made by the Fund may be take place on foreign markets. Neither existing CFTC regulations nor regulations of any other U.S. governmental agency apply to transactions on foreign markets. Some of these foreign markets, in contrast to U.S. exchanges, are so-called principals’ markets in which performance is the responsibility only of the individual counterparty with whom the trader has entered into a commodity interest transaction and not of the exchange or clearing corporation. In these kinds of markets, there is risk of bankruptcy or other failure or refusal to perform by the counterparty.

●	Foreign Exposure Risk. Special risks associated with investments in foreign markets may include less liquidity, greater volatility, less developed or less efficient trading markets, lack of comprehensive company information, political instability and differing auditing and legal standards.

●	Foreign Securities Risk. The value of foreign securities is subject to currency fluctuations. Foreign companies are generally not subject to the same regulatory requirements of U.S. companies thereby resulting in less publicly available information about these companies. In addition, foreign accounting, auditing and financial reporting standards generally differ from those applicable to U.S. companies. Depositary receipts maintain substantially the same risks as those associated with investments in foreign securities and may be under no obligation to distribute shareholder communications or pass through any voting rights with respect to the deposited securities.

●	Forwards Risk. Foreign currency forward contracts are a type of derivative contract whereby the Fund may agree to buy or sell a country’s or region’s currency at a specific price on a specific date, usually 30, 60, or 90 days in the future. These contracts are subject to the risk of political and economic factors applicable to the countries issuing the underlying currencies and may fall in value due to foreign market downswings or foreign currency value fluctuations. Forward foreign currency contracts are individually negotiated and privately traded so they are dependent upon the creditworthiness of the counterparty and subject to counterparty risk. The Fund’s investment or hedging strategies may not achieve their objective. Derivative prices are highly volatile and may fluctuate substantially during a short period of time. Such prices are influenced by numerous factors that affect the markets, including, but not limited to: changing supply and demand relationships; government programs and policies; national and international political and economic events, changes in interest rates, inflation and deflation and changes in supply and demand

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relationships. Derivative contracts ordinarily have leverage inherent in their terms and low margin deposits normally required in trading derivatives permit a high degree of leverage. Accordingly, a relatively small price movement may result in an immediate and substantial loss to the Fund. The use of leverage may also cause the Fund to liquidate portfolio positions when it would not be advantageous to do so in order to satisfy its obligations or to meet collateral segregation requirements. The use of leveraged derivatives can magnify the Fund’s potential for gain or loss and, therefore, amplify the effects of market volatility on the Fund’s share price.

●	Futures Contract Risk. The Fund’s use of futures involves risks different from, or possibly greater than, the risks associated with investing directly in securities and other traditional investments. These risks include (i) leverage risk (ii) risk of mispricing or improper valuation; and (iii) the risk that changes in the value of the futures contract may not correlate perfectly with the underlying index. Investments in futures involve leverage, which means a small percentage of assets invested in futures can have a disproportionately large impact on the Fund. This risk could cause the Fund to lose more than the principal amount invested. Futures contracts may become mispriced or improperly valued when compared to the Advisor’s expectation and may not produce the desired investment results. Additionally, changes in the value of futures contracts may not track or correlate perfectly with the underlying index because of temporary, or even long-term, supply and demand imbalances and because futures do not pay dividends unlike the stocks upon which they are based.

●	Geographic Concentration Risk. The Fund may be particularly susceptible to economic, political, regulatory or other events or conditions affecting countries within the specific geographic regions in which the Fund invests. Currency devaluations could occur in countries that have not experienced currency devaluation, or could continue to occur in countries that have already experienced such devaluations. As a result, the Fund’s net asset value may be more volatile than a more geographically diversified fund.

●	Growth Stock Risk. Growth stocks can react differently to issuer, political, market, and economic developments than the market as a whole and other types of stocks. Growth stocks also tend to be more expensive relative to their earnings or assets compared to other types of stocks. As a result, growth stocks tend to be sensitive to changes in their earnings and more volatile in price than the stock market as a whole. In addition, companies that the Advisor believes have significant growth potential are often companies with new, limited or cyclical product lines, markets or financial resources and the management of such companies may be dependent upon one or a few key people. The stocks of such companies can therefore be subject to more abrupt or erratic market movements than stocks of larger, more established companies or the stock market in general.

●	Hedging Risk. Hedging is a strategy in which the Fund uses a derivative to offset the risks associated with other Fund holdings. There can be no assurance that the Fund’s hedging strategy will reduce risk or that hedging transactions will be either available or cost effective. The Fund is not required to use hedging and may choose not to do so.

●	Index Risk. If a derivative is linked to the performance of an index, it will be subject to the risks associated with changes in that index.

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●	Industrials Sector Risk. Industrial companies are affected by supply and demand both for their specific product or service and for industrial sector products in general. Government regulation, world events, exchange rates and economic conditions, technological developments and liabilities for environmental damage and general civil liabilities will likewise affect the performance of these companies.

●	Inflation-Indexed Bond Risk. Inflation-indexed bonds are fixed income securities whose principal values are periodically adjusted according to a measure of inflation. If the index measuring inflation falls, the principal value of inflation-indexed bonds will be adjusted downward, and consequently the interest payable on these securities (calculated with respect to a smaller principal amount) will be reduced. Repayment of the original bond principal upon maturity (as adjusted for inflation) is guaranteed in the case of U.S. Treasury inflation indexed bonds. For bonds that do not provide a similar guarantee, the adjusted principal value of the bond repaid at maturity may be less than the original principal. With regard to municipal inflation-indexed bonds and certain corporate inflation-indexed bonds, the inflation adjustment is reflected in the semi-annual coupon payment. As a result, the principal value of municipal inflation-indexed bonds and such corporate inflation indexed bonds does not adjust according to the rate of inflation. The value of inflation-indexed bonds is expected to change in response to changes in real interest rates. Real interest rates are tied to the relationship between nominal interest rates and the rate of inflation. If nominal interest rates increase at a faster rate than inflation, real interest rates may rise, leading to a decrease in value of inflation-indexed bonds. Inflation-indexed bonds may cause a potential cash flow mismatch to investors because an increase in the principal amount of an inflation-indexed bond will be treated as interest income currently subject to tax at ordinary income rates even though investors will not receive repayment of principal until maturity. If the Fund invests in such bonds, it will be required to distribute such interest income in order to qualify for treatment as a regulated investment company and eliminate the Fund-level tax, without a corresponding receipt of cash, and therefore may be required to dispose of portfolio securities at a time when it may not be desirable.

●	Inflation Protected Securities Risk. Inflation-protected debt securities tend to react to changes in real interest rates. Real interest rates represent nominal (stated) interest rates reduced by the expected impact of inflation. In general, the price of an inflation-protected debt security can fall when real interest rates rise, and can rise when real interest rates fall. Interest payments on inflation-protected debt securities can be unpredictable and will vary as the principal and/or interest is adjusted for inflation.

●	Interest Rate Risk. Interest rate risk is the risk that bond prices overall, including the prices of securities held by the Fund, will decline over short or even long periods of time due to rising interest rates. Bonds with longer maturities tend to be more sensitive to interest rates than bonds with shorter maturities. For example, if interest rates go up by 1.0%, the price of a 4% coupon bond will decrease by approximately 1.0% for a bond with 1 year to maturity and approximately 4.4% for a bond with 5 years to maturity. Rising interest rates pose a heightened risk to the Fund’s portfolio, which includes longer-term, fixed-rate income securities.

Changes in short-term market interest rates will directly affect the yield on the shares of a fund whose investments are normally invested in floating rate debt. If short-term market

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interest rates fall, the yield on the Fund’s shares will also fall. Conversely, when short-term market interest rates rise, because of the lag between changes in such short-term rates and the resetting of the floating rates on the floating rate debt in a fund’s portfolio, the impact of rising rates will be delayed to the extent of such lag. The impact of market interest rate changes on the Fund’s yield will also be affected by whether, and the extent to which, the floating rate debt in the Fund’s portfolio is subject to floors on the Secured Overnight Financing Rate (“SOFR”) base rate on which interest is calculated for such loans (a “SOFR floor”). So long as the base rate for a loan remains under the SOFR floor, changes in short-term interest rates will not affect the yield on such loans. In addition, to the extent that the interest rate spreads on floating rate debt in the Fund’s portfolio experience a general decline, the yield on the Fund’s shares will fall and the value of the Fund’s assets may decrease, which will cause the Fund’s net asset value to decrease. With respect to the Fund’s investments in fixed rate instruments, a rise in interest rates generally causes values to fall. The values of fixed rate securities with longer maturities or duration are more sensitive to changes in interest rates.

Inflationary price movements have caused the fixed income securities markets to experience heightened levels of interest rate volatility and liquidity risk. A substantial increase in interest rates could have a material adverse effect on the performance of the Fund.

●	Inverse ETF Risk: Investing in inverse ETFs may result in increased volatility due to the Fund’s possible use of short sales of securities and derivatives such as options and futures. The use of leverage by an ETF increases risk to the Fund. The more the Fund invests in leveraged instruments, the more the leverage will magnify any gains or losses on those investments. During periods of increased volatility, inverse ETFs may not perform in the manner they are designed.

●	Investment Model Risk. Like all quantitative analysis, the investment model utilized by the Advisor carries the risk that the ranking system, valuation results and predictions might be based on one or more incorrect assumptions, insufficient historical data, inadequate design, or may not be suitable for the purpose intended. In addition, a model may not perform as intended for many reasons including errors, omissions, imperfections or malfunctions. Because the use of a model is usually constructed based on data supplied by third parties, the success of the Advisor’s use of such model is dependent on the accuracy and reliability of the supplied data. Historical data inputs may be subject to revision or corrections, which may diminish data reliability and quality of predictive results. Changing and unforeseen market dynamics could also lead to a decrease in the short-term or long-term effectiveness of a model. A model may lose its predictive validity and incorrectly forecast future market behavior and asset prices, leading to potential losses. No assurance can be given that a model will be successful under all or any market conditions.

●	Issuer Specific Risk. The value of a specific security can be more volatile than the market as a whole and can perform differently from the value of the market as a whole. The value of securities of smaller issuers can be more volatile than those of larger issuers. The value of certain types of securities can be more volatile due to increased sensitivity to adverse issuer, political, regulatory, market, or economic developments. The value of each underlying pool will be dependent on the success of the strategies used by its manager or

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managers. Certain managers may be dependent upon a single individual or small group of individuals, the loss of which could adversely affect their success.

●	Junk Bond Risk. Lower-quality bonds, known as “high yield” or “junk” bonds, present a significant risk for loss of principal and interest. These bonds offer the potential for higher return, but also involve greater risk than bonds of higher quality, including an increased possibility that the bond’s issuer, obligor or guarantor may not be able to make its payments of interest and principal (credit quality risk). If that happens, the value of the bond may decrease, and the Fund’s share price may decrease and its income distribution may be reduced. An economic downturn or period of rising interest rates (interest rate risk) could adversely affect the market for these bonds and reduce the Fund’s ability to sell its bonds (liquidity risk). Such securities may also include “Rule 144A” investments, which are subject to resale restrictions. The lack of a liquid market for these bonds could decrease the Fund’s share price.

●	Large Capitalization Company Risk. Large capitalization companies may be less able than smaller capitalization companies to adapt to changing market conditions. Large capitalization companies may be more mature and subject to more limited growth potential compared with smaller capitalization companies. During different market cycles, the performance of large capitalization companies has trailed the overall performance of the broader securities markets.

●	Leverage Risk. Using derivatives can create leverage, which can amplify the effects of market volatility on the Fund’s share price and make the Fund’s returns more volatile. The use of leverage may cause the Fund to liquidate portfolio positions when it would not be advantageous to do so in order to satisfy its obligations. The use of leverage may also cause the Fund to have higher expenses than those of mutual funds that do not use such techniques.

●	Leveraged ETF Risk. Leveraged ETFs will amplify losses because they are designed to produce returns that are a multiple of the index to which they are linked. Most leveraged ETFs “reset” daily. Due to the effect of compounding, their performance over longer periods of time can differ significantly from the performance of their underlying index or benchmark during the same period of time.

●	Liquidity Risk. Liquidity risk exists when particular investments are difficult to sell. Although most of the Fund’s securities must be liquid at the time of investment, the Fund may purchase illiquid investments and securities may become illiquid after purchase by the Fund, particularly during periods of market turmoil. When the Fund holds illiquid investments, the Fund’s investments may be harder to value, especially in changing markets, and if the Fund is forced to sell these investments to meet redemptions or for other cash needs, the Fund may suffer a loss. In addition, when there is illiquidity in the market for certain securities, the Fund, due to limitations on investments in illiquid investments, may be unable to achieve its desired level of exposure to a certain sector.

●	Litigation Risk. The Fund may be named in a lawsuit despite no wrongdoing by the Fund, its Advisor or any other service provider to the Fund. The defense of a lawsuit may

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detrimentally impact the Fund and its shareholders, including incurring legal defense cost, regulatory costs and increased insurance premiums.

●	Loan Risk. Investments in bank loans may subject the Fund to heightened credit risks because such loans tend to be highly leveraged and potentially more susceptible to the risks of interest deferral, default and/or bankruptcy. Senior floating rate loans are often rated below investment-grade, but may also be unrated. The risks associated with these loans can be similar to the risks of below investment-grade fixed income instruments. An economic downturn would generally lead to a higher non-payment rate, and a senior floating rate loan may lose significant market value before a default occurs. Moreover, any specific collateral used to secure a senior floating rate loan may decline in value or become illiquid, which would adversely affect the loan’s value. Unlike the securities markets, there is no central clearinghouse for loan trades, and the loan market has not established enforceable settlement standards or remedies for failure to settle. Therefore, portfolio transactions in loans may have uncertain settlement time periods. Senior floating rate loans are subject to a number of risks described elsewhere in this Prospectus, including liquidity risk and the risk of investing in below investment -grade fixed income instruments.

●	Machinery and Electrical Equipment Industry Risk. The machinery and electrical equipment industries can be significantly affected by general economic trends, including employment, economic growth, and interest rates; changes in consumer sentiment and spending; overall capital spending levels, which are influenced by an individual company’s profitability and broader factors such as interest rates and foreign competition; commodity prices; technical obsolescence; labor relations legislation; government regulation and spending; import controls; and worldwide competition. Companies in these industries also can be adversely affected by liability for environmental damage, depletion of resources, and mandated expenditures for safety and pollution control.

●	Management Risk. The net asset value of the Fund changes daily based on the performance of the securities in which it invests. The portfolio managers’ judgments about the attractiveness, value and potential appreciation of particular stocks or other securities in which the Fund invests may prove to be incorrect and there is no guarantee that the portfolio managers’ judgment will produce the desired results.

●	Market Risk. Overall market risks may also affect the value of the Fund. The market values of securities or other investments owned by the Fund will go up or down, sometimes rapidly or unpredictably. Factors such as economic growth and market conditions, interest rate levels, exchange rates and political events affect the securities markets. Changes in market conditions and interest rates generally do not have the same impact on all types of securities and instruments. Unexpected local, regional or global events and their aftermath, such as war; acts of terrorism; financial, political or social disruptions; natural, environmental or man-made disasters; climate-change and climate-related events; the spread of infectious illnesses or other public health issues; recessions and depressions; or other tragedies, catastrophes and events could have a significant impact on the Fund and its investments and could result in increased premiums or discounts to the Fund’s net asset value, and may impair market liquidity, thereby increasing liquidity risk. Such events can cause investor fear and panic, which can adversely affect the economies of many companies, sectors, nations, regions and the market in general, in ways that cannot

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necessarily be foreseen. The Fund could lose money over short periods due to short-term market movements and over longer periods during more prolonged market downturns. During a general market downturn, multiple asset classes may be negatively affected. In times of severe market disruptions you could lose your entire investment. For example, COVID-19 adversely affected, and other infectious illness outbreaks that may arise in the future could adversely affect, the economies of many nations and the entire global economy, individual issuers and capital markets in ways that cannot necessarily be foreseen. In addition, the impact of infectious illnesses in emerging market countries may be greater due to generally less established healthcare systems. Public health crises may exacerbate other pre-existing political, social and economic risks in certain countries or globally. The duration of these outbreaks and their effects cannot be determined with certainty.

●	Market Volatility-Linked ETFs Risk. ETFs that are linked to market volatility have the risks associated with investing in futures. An ETF’s use of futures involves risks different from, or possibly greater than, the risks associated with investing directly in securities and other traditional investments. These risks include (i) leverage risk; (ii) risk of mispricing or improper valuation; and (iii) the risk that changes in the value of the futures contract may not correlate perfectly with the underlying index. Investments in futures involve leverage, which means a small percentage of assets invested in futures can have a disproportionately large impact on the Fund. This risk could cause the ETF to lose more than the principal amount invested. Futures contracts may become mispriced or improperly valued when compared to the Advisor’s expectation and may not produce the desired investment results. Additionally, changes in the value of futures contracts may not track or correlate perfectly with the underlying index because of temporary, or even long-term, supply and demand imbalances and because futures do not pay dividends unlike the stocks upon which they are based.

●	Medium (Mid) Capitalization Company Risk. To the extent the Fund invests in the stocks of mid-sized companies, the Fund may be subject to additional risks. The earnings and prospects of these companies are more volatile than larger companies. These companies may experience higher failure rates than larger companies. Mid-sized companies normally have a lower trading volume than larger companies, which may tend to make their market price fall more disproportionately than larger companies in response to selling pressures. Mid-sized companies may also have limited markets, product lines or financial resources and may lack management experience.

●	Micro Capitalization Company Risk. Micro capitalization companies may be newly formed or have limited product lines, distribution channels and financial and managerial resources. The risks associated with those investments are generally greater than those associated with investments in the securities of larger, more established companies. This may cause the Fund’s net asset value to be more volatile when compared to investment companies that focus only on large capitalization companies.

Generally, securities of micro capitalization companies are more likely to experience sharper swings in market value, less liquid markets in which it may be more difficult for the Advisor to sell at times and at prices that the Advisor believes appropriate, and generally are more volatile than those of larger companies. Compared to large companies,

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micro capitalization companies are more likely to have (i) less information publicly available, (ii) more limited product lines or markets and less mature businesses, (iii) fewer capital resources, (iv) more limited management depth and (v) shorter operating histories. Further, the equity securities of micro capitalization companies are often traded over-the-counter and generally experience a lower trading volume than is typical for securities that are traded on a national securities exchange. Consequently, the Fund may be required to dispose of these securities over a larger period of time (and potentially at less favorable prices) than would be the case for securities of larger companies, offering greater potential for gains and losses and associated tax consequences.

●	MLP and MLP-Related Securities Risk. Investments in Master Limited Partnerships (“MLPs”) and MLP-related securities involve risks different from those of investing in common stock, including risks related to limited control and limited rights to vote on matters affecting the MLP or MLP-related security, risks related to potential conflicts of interest between an MLP and the MLP’s general partner, cash flow risks, dilution risks (which could occur if the MLP raises capital and then invests it in projects whose return fails to exceed the cost of capital raised) and risks related to the general partner’s limited call right. MLPs and MLP-related securities are generally considered interest-rate sensitive investments. During periods of interest rate volatility, these investments may not provide attractive returns. During periods of rising interest rates, the use of MLPs or MLP-related securities could hinder the overall performance of the Fund.

○	MLP Tax Risk. MLPs, typically, do not pay U.S. federal income tax at the partnership level. Instead, each partner is allocated a share of the partnership’s income, gains, losses, deductions and expenses. A change in current tax law or in the underlying business mix of a given MLP could result in an MLP being treated as a corporation for U.S. federal income tax purposes, which would result in such MLP being required to pay U.S. federal income tax on its taxable income. The classification of an MLP as a corporation for U.S. federal income tax purposes would have the effect of reducing the amount of cash available for distribution by the MLP. Thus, if any of the MLPs owned by the Fund were treated as corporations for U.S. federal income tax purposes, it could result in a reduction of the value of your investment in the Fund and lower income, as compared to an MLP that is not taxed as a corporation.

●	Municipal Bond Risk. The value of municipal bonds that depend on a specific revenue source or general revenue source to fund their payment obligations may fluctuate as a result of changes in the cash flows generated by the revenue source(s) or changes in the priority of the municipal obligation to receive the cash flows generated by the revenue source(s). In addition, changes in federal tax laws or the activity of an issuer may adversely affect the tax-exempt status of municipal bonds. There is no guarantee that a municipality will pay interest or repay principal. In addition, the ability of an issuer to make payments or repay interest may be affected by litigation or bankruptcy. In the event of such an issuer’s bankruptcy, the Fund could experience delays in collecting principal and interest, and may not, in all circumstances, be able to collect all principal and interest to which it is entitled. To enforce its rights in the event of a default in the payment of interest or repayment of principal, or both, a debt holder may, in some instances, take possession of, and manage, the assets securing the issuer’s obligations on such securities, which may increase the

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Fund’s operating expenses. Any income derived from the Fund’s ownership or operation of such assets may not be tax-exempt. Municipal bonds are generally subject to interest rate, credit and market risk.

Because many municipal bonds are issued to finance similar projects (such as those relating to education, health care, housing, transportation, and utilities), conditions in those sectors may affect the overall municipal securities market. In addition, changes in the financial condition of an individual municipal issuer can affect the overall municipal market. Municipal bonds backed by current or anticipated revenues from a specific project or specific assets can be negatively affected by the discontinuance of the supporting taxation or the inability to collect revenues for the specific project or specific assets. Municipal bonds are subject to the risk that the Internal Revenue Service (the “IRS”) may determine that an issuer has not complied with applicable tax requirements and that interest from the municipal bond is taxable, which may result in a significant decline in the value of the security. Municipal bonds may be less liquid than taxable bonds and there may be less publicly available information on the financial condition of municipal bond issuers than for issuers of other securities, and the investment performance of the Fund may, therefore, be more dependent on the analytical abilities of the Advisor than if the Fund held other types of investments. The secondary market for municipal bonds also tends to be less well-developed or liquid than many other securities markets, a by-product of lower capital commitments to the asset class by the dealer community, which may adversely affect the Fund’s ability to sell municipal bonds at attractive prices or value municipal bonds.

●	Options Market Risk. Markets for options and options on futures may not always operate on a fair and orderly basis. At times, prices for options and options on futures may not represent fair market value and prices may be subject to manipulation, which may be extreme under some circumstances. The dysfunction and manipulation of volatility and options markets may make it difficult for the Fund to effectively implement its investment strategy and achieve its objectives and could potentially lead to significant losses.

●	Options Risk. There are risks associated with the sale of call and put options. As the seller (writer) of a call option, the Fund assumes the risk of a decline in the market price of the underlying security below the purchase price of the underlying security less the premium received, and gives up the opportunity for gain on the underlying security above the exercise option price. As a seller (writer) of a put option, the Fund will lose money if the value of the security falls below the strike price.

●	Over-the-Counter (“OTC”) Trading Risk. Certain of the derivatives in which the Fund may invest may be traded (and privately negotiated) in the OTC market. While the OTC derivatives market is the primary trading venue for many derivatives, it is largely unregulated. As a result, and similar to other privately negotiated contracts, the Fund is subject to counterparty credit risk with respect to such derivative contracts.

●	Preferred Stock Risk. The value of preferred stocks will fluctuate with changes in interest rates. Typically, a rise in interest rates causes a decline in the value of preferred stock. Preferred stocks are also subject to credit risk, which is the possibility that an issuer of preferred stock will fail to make its dividend payments. Preferred stock prices tend to move

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more slowly upwards than common stock prices. In an issuer bankruptcy, preferred stock holders are subordinate to the claims of debtholders and may receive little or no recovery.

●	Prepayment Risk. During periods of declining interest rates, prepayment of loans underlying mortgage-backed and asset-backed securities usually accelerates. Prepayment may shorten the effective maturities of these securities, reducing their yield and market value, and the Fund may have to reinvest at a lower interest rate.

●	Real Estate and REIT Risk. The Fund is subject to the risks of the real estate market as a whole, such as taxation, regulations and economic and political factors that negatively impact the real estate market and the direct ownership of real estate. These may include decreases in real estate values, overbuilding, rising operating costs, interest rates and property taxes. In addition, some real estate related investments are not fully diversified and are subject to the risks associated with financing a limited number of projects. Investing in real estate investment trusts (“REITs”) involves certain unique risks in addition to those associated with the real estate sector generally. REITs whose underlying properties are concentrated in a particular industry or region are also subject to risks affecting such industries and regions. REITs (especially mortgage REITs) are also subject to interest rate risks. By investing in REITs through the Fund, a shareholder will bear expenses of the REITs in addition to Fund expenses. An entity that fails to qualify as a REIT would be subject to a corporate level tax, would not be entitled to a deduction for dividends paid to its shareholders and would not pass through to its shareholders the character of income earned by the entity. REITS are also heavily dependent upon the success of their management teams and are subject to heavy cash flow dependency, defaults by borrowers and self-liquidation.

●	Regulatory Risk. Changes in the laws or regulations of the United States or other countries, including any changes to applicable tax laws and regulations, could impair the ability of the Fund to achieve its investment objective and could increase the operating expenses of the Fund.

●	Repurchase and Reverse Repurchase Agreements Risk. The Fund may enter into repurchase agreements in which it purchases a security (known as the “underlying security”) from a securities dealer or bank. In the event of a bankruptcy or other default by the seller of are purchase agreement, the Fund could experience delays in liquidating the underlying security and losses in the event of a decline in the value of the underlying security while the Fund is seeking to enforce its rights under the repurchase agreement. Reverse repurchase agreements involve the sale of securities held by the Fund with an agreement to repurchase the securities at an agreed-upon price, date and interest payment, and involve the risk that (i) the other party may fail to return the securities in a timely manner, or at all, and (ii) the market value of assets that are required to be repurchased decline below the purchase price of the asset that has to be sold, resulting in losses to the Fund.

●	Restricted Securities Risk. The Fund may hold securities that are restricted as to resale under the U.S. federal securities laws. There can be no assurance that a trading market will exist at any time for any particular restricted security. Limitations on the resale of these securities may prevent the Fund from disposing of them promptly at reasonable prices or

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at all. The Fund may have to bear the expense of registering the securities for resale and the risk of substantial delays in effecting the registration. Also, restricted securities may be difficult to value because market quotations may not be readily available, and the values of restricted securities may have significant volatility.

●	Risk Management Risk. The measures that the Advisor or portfolio managers use to monitor and manage the risks of the Fund may not accomplish the intended results and the Fund may experience losses significantly greater than expected.

●	Sector Exposure Risk. Sector exposure risk is the possibility that securities within the same sector will decline in price due to sector-specific market or economic developments. If the Fund invests more heavily in a particular sector, the value of its shares may be especially sensitive to factors and economic risks that specifically affect that sector. As a result, the Fund’s share price may fluctuate more widely than the value of shares of a mutual fund that invests in a broader range of sectors. Additionally, some sectors could be subject to greater government regulation than other sectors. Therefore, changes in regulatory policies for those sectors may have a material effect on the value of securities issued by companies in those sectors. These events or developments might include additional government regulation, resource shortages or surpluses, changes in consumer demands or improvements in technology that make products or services of a particular sector less desirable.

●	Security Risk. The value of the Fund may decrease in response to the activities and financial prospects of an individual security in the Fund’s portfolio. The net asset value of the Fund will fluctuate based on changes in the value of the securities in which the Fund invests. The Fund invests in securities that may be more volatile and carry more risk than some other forms of investment. The price of securities may rise or fall because of economic or political changes. Security prices in general may decline over short or even extended periods of time. Market prices of securities in broad market segments may be adversely affected by a prominent issuer having experienced losses, lack of earnings, failure to meet the market’s expectations with respect to new products or services, or even by factors wholly unrelated to the value or condition of the issuer, such as changes in interest rates.

●	Segregation Risk. In order to secure obligations to cover short positions on options, the Fund will either own the underlying assets, enter into offsetting transactions or set aside cash or readily marketable securities. This requirement may cause the Fund to miss favorable trading opportunities, due to a lack of sufficient cash or readily marketable securities. This requirement may also cause the Fund to realize losses on offsetting or terminated derivative contracts or special transactions.

●	Short Position Risk: The Fund’s long positions could decline in value at the same time that the value of the short positions increase, thereby increasing the Fund’s overall potential for loss. The Fund’s short positions may result in a loss if the price of the short position instruments rise and it costs more to replace the short positions. In contrast to the Fund’s long positions, for which the risk of loss is typically limited to the amount invested, the potential loss on the Fund’s short positions is potentially large. Market factors may prevent the Fund from closing out a short position at the most desirable time or at a favorable price.

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●	Short Selling Risk. The Fund’s use of short positions to eliminate or reduce risk exposure in the Fund’s long positions may not be successful and the Fund may lose money on its long positions. An increase in the value of a security over the price at which it was sold short will result in a loss to the Fund, and there can be no assurance that the Advisor will be able to close out the position at any particular time or at an acceptable price. The loss from a short position is potentially unlimited. The Fund’s use of short sales will likely result in the creation of leverage in the Fund.

The Fund may have substantial short security positions and must borrow those securities to make delivery to the buyer. The Fund may not be able to borrow a security that it needs to deliver or it may not be able to close out a short position at an acceptable price and may have to sell related long positions before it had intended to do so. Thus, the Fund may not be able to successfully implement its short sale strategy due to limited availability of desired securities or for other reasons.

The Fund also may be required to pay a commission and other transaction costs, which would increase the cost of the security sold short. The amount of any gain will be decreased, and the amount of any loss increased, by the amount of the commission, dividends, interest or expenses the Fund may be required to pay in connection with the short sale.

Until the Fund replaces a borrowed security, it is required to maintain a segregated account of cash or liquid assets with a broker or custodian to cover the Fund’s short position. Generally, securities held in a segregated account cannot be sold unless they are replaced with other liquid assets. The Fund’s ability to access the pledged collateral may also be impaired in the event the broker fails to comply with the terms of the contract. In such instances the Fund may not be able to substitute or sell the pledged collateral.

●	Small and Mid-Capitalization Company Risk. Although market capitalization is not a specific investment factor considered by the Advisor, the Fund may invest in stocks of small and mid-sized companies, and therefore may be subject to additional risks. The earnings and prospects of these companies are more volatile than larger companies. Smaller-sized companies may experience higher failure rates than larger companies. Smaller-sized companies normally have a lower trading volume than larger companies, which may tend to make their market price fall more disproportionately than larger companies in response to selling pressures. Smaller-sized companies may have limited markets, product lines or financial resources and may lack management experience.

●	Sovereign Debt Risk. The issuer of the foreign debt or the governmental authorities that control the repayment of the debt may be unable or unwilling to repay principal or interest when due, and the Fund may have limited recourse in the event of a default. The market prices of sovereign debt, and the Fund’s net asset value, may be more volatile than prices of U.S. debt obligations and certain emerging markets may encounter difficulties in servicing their debt obligations.

●	Stock Market Risk. Overall stock market risks may affect the value of the Fund. Factors such as domestic economic growth and market conditions, interest rate levels and political events affect the securities markets.

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●	Structured Note Risk. The Fund may seek investment exposure to sectors through structured notes that may be exchange-traded or may trade in the over-the-counter market. These notes are typically issued by banks or brokerage firms, and have interest and/or principal payments which are linked to changes in the price level of certain assets or to the price performance of certain indices. The value of a structured note will be influenced by time to maturity, level of supply and demand for this type of note, interest rate and market volatility, changes in the issuer’s credit quality rating, and economic, legal, political, or events that affect the industry. In addition, there may be a lag between a change in the value of the underlying reference asset and the value of the structured note. Structured notes may also be subject to counterparty risk. The Fund may also be exposed to increased transaction costs when it seeks to sell such notes in the secondary market.

●	Sub-Prime Mortgage Risk. Lower-quality notes, such as those considered “sub-prime” are more likely to default than those considered “prime” by a rating evaluation agency or service provider. An economic downturn or period of rising interest rates could adversely affect the market for sub-prime notes and reduce the Fund’s ability to sell these securities. The lack of a liquid market for these securities could decrease the Fund’s share price. Additionally, borrowers may seek bankruptcy protection which would delay resolution of security holder claims and may eliminate or materially reduce liquidity.

●	Swaps Risk. The Fund’s use of swaps involves risks different from, or possibly greater than, the risks associated with investing directly in securities and other traditional investments. These risks include (i) the risk that the counterparty to a derivative transaction may not fulfill its contractual obligations; (ii) risk of mispricing or improper valuation; and (iii) the risk that changes in the value of the derivative may not correlate perfectly with the underlying asset, rate or index. Derivative prices are highly volatile and may fluctuate substantially during a short period of time. Such prices are influenced by numerous factors that affect the markets, including, but not limited to: changing supply and demand relationships; government programs and policies; national and international political and economic events, changes in interest rates, inflation and deflation and changes in supply and demand relationships. Trading derivative instruments involves risks different from, or possibly greater than, the risks associated with investing directly in securities. Derivative contracts ordinarily have leverage inherent in their terms. The low margin deposits normally required in trading derivatives, including futures contracts, permit a high degree of leverage. Accordingly, a relatively small price movement may result in an immediate and substantial loss to the Fund. The use of leverage may also cause the Fund to liquidate portfolio positions when it would not be advantageous to do so in order to satisfy its obligations. The use of leveraged derivatives can magnify the Fund’s potential for loss and, therefore, amplify the effects of market volatility on the Fund’s share price.

●	Technology Sector Risk. Technology companies face intense competition, both domestically and internationally, which may have an adverse effect on profit margins. Technology companies may have limited product lines, markets, financial resources or personnel. The products of technology companies may face obsolescence due to rapid technological developments and frequent new product introduction, unpredictable changes in growth rates and competition for the services of qualified personnel. Companies in the

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technology sector are heavily dependent on patent and intellectual property rights. The loss or impairment of these rights may adversely affect the profitability of these companies.

○	Software Industry Risk. Software companies can be significantly affected by competitive pressures, aggressive pricing, technological developments, changing domestic demand, the ability to attract and retain skilled employees and availability and price of components. The market for products produced by software companies is characterized by rapidly changing technology, rapid product obsolescence, cyclical market patterns, evolving industry standards and frequent new product introductions. The success of software companies depends in substantial part on the timely and successful introduction of new products and the ability to service such products. An unexpected change in one or more of the technologies affecting an issuer’s products or in the market for products based on a particular technology could have a material adverse effect on a participant’s operating results. Many software companies rely on a combination of patents, copyrights, trademarks and trade secret laws to establish and protect their proprietary rights in their products and technologies. There can be no assurance that the steps taken by software companies to protect their proprietary rights will be adequate to prevent misappropriation of their technology or that competitors will not independently develop technologies that are substantially equivalent or superior to such companies’ technology.

●	Tracking Risk. Investment in the Fund should be made with the understanding that the ETFs in which the Fund invests will not be able to replicate exactly the performance of the indices or sector they track because the total return generated by the securities will be reduced by transaction costs incurred in adjusting the actual balance of the securities. In addition, the ETFs in which the Fund invests will incur expenses not incurred by their applicable indices. Certain securities comprising the indices tracked by the ETFs may, from time to time, temporarily be unavailable, which may further impede the ETFs’ ability to track their applicable indices.

●	Underlying Fund Risk. Because the Fund may invest in other investment companies, including mutual funds, ETFs, closed-end funds or private funds, the value of your investment will fluctuate in response to the performance of the underlying funds. Investing in underlying funds involves certain additional expenses and certain tax results that would not arise if you invested directly in the underlying funds. By investing in underlying funds, you will bear not only your proportionate share of the Fund’s expenses (including operating costs and investment advisory and administrative fees), but also, indirectly, similar expenses and charges of the underlying funds, including any contingent deferred sales charges and redemption charges. Finally, you may incur increased tax liabilities by investing in the Fund rather than directly in the underlying funds. Each underlying fund is subject to specific risks, depending on the nature of its investment strategy, including liquidity risk and default risk on the assets held by the underlying fund. Additional risks of investing in ETFs and mutual funds are described below:

○	Closed-End Fund Risk. Closed-end funds are subject to investment advisory and other expenses, which will be indirectly paid by the Fund. As a result, your cost of investing will be higher than the cost of investing directly in a closed-end fund and

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may be higher than other mutual funds that invest directly in stocks and bonds. Closed-end funds are also subject to management risk because the advisor to the underlying closed-end fund may be unsuccessful in meeting such fund’s investment objective. These funds may also trade at a discount or premium to their net asset value and may trade at a larger discount or smaller premium subsequent to purchase by the Fund. Since closed-end funds trade on exchanges, the Fund will also incur brokerage expenses and commissions when it buys or sells closed-end fund shares.

○	Inverse Correlation Risk. Underlying funds that are inverse funds should lose value as the index or security tracked by such fund’s benchmark increases in value; a result that is the opposite from traditional mutual funds. Successful use of inverse funds requires that the Advisor correctly predict short term market movements. If the Fund invests in an inverse fund and markets rise, the Fund could lose money. Inverse funds may also employ leverage such that their returns are more than one times that of their benchmark.

○	Management Risk: When the Fund invests in underlying funds, there is a risk that the investment advisors of those underlying funds may make investment decisions that are detrimental to the performance of the Fund.

○	Mutual Fund Risk. Mutual funds are subject to investment advisory and other expenses, which will be indirectly paid by the Fund. As a result, your cost of investing will be higher than the cost of investing directly in a mutual fund and may be higher than other mutual funds that invest directly in stocks and bonds. Mutual funds are also subject to management risk because the Advisor to the underlying mutual fund may be unsuccessful in meeting such fund’s investment objective and may temporarily pursue strategies which are inconsistent with the Fund’s investment objective.

○	Net Asset Value and Market Price Risk. The market value of ETF shares may differ from their net asset value. This difference in price may be due to the fact that the supply and demand in the market for fund shares at any point in time is not always identical to the supply and demand in the market for the underlying basket of securities. Accordingly, there may be times when shares trade at a premium or discount to net asset value.

○	Strategies Risk. Each underlying fund is subject to specific risks, depending on the nature of such fund. These risks could include liquidity risk, sector risk, and foreign currency risk, as well as risks associated with fixed income securities and commodities.

●	U.S. Government Obligations Risk. U.S. Treasury obligations are backed by the “full faith and credit” of the U.S. government and generally have negligible credit risk. Securities issued or guaranteed by federal agencies or authorities and U.S. government-sponsored instrumentalities or enterprises may or may not be backed by the full faith and credit of the U.S. government. The Fund may be subject to such risk to the extent it invests in securities issued or guaranteed by federal agencies or authorities and U.S. government-sponsored instrumentalities or enterprises.

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●	Utilities Sector Risk. Deregulation may subject utility companies to greater competition and may adversely affect their profitability. As deregulation allows utility companies to diversify outside of their original geographic regions and their traditional lines of business, utility companies may engage in riskier ventures. In addition, deregulation may eliminate restrictions on the profits of certain utility companies, but may also subject these companies to greater risk of loss. Companies in the utilities industry may have difficulty obtaining an adequate return on invested capital, raising capital, or financing large construction projects during periods of inflation or unsettled capital markets; face restrictions on operations and increased cost and delays attributable to environmental considerations and regulation; find that existing plants, equipment or products have been rendered obsolete by technological innovations; or be subject to increased costs because of the scarcity of certain fuels or the effects of man-made or natural disasters. Existing and future regulations or legislation may make it difficult for utility companies to operate profitably. Government regulators monitor and control utility revenues and costs, and therefore may limit utility profits. There is no assurance that regulatory authorities will grant rate increases in the future, or that such increases will be adequate to permit the payment of dividends on stocks issued by a utility company. Energy conservation and changes in climate policy may also have a significant adverse impact on the revenues and expenses of utility companies.

●	Volatility Risk. Significant short-term price movements could adversely impact the performance of the Fund. The Fund’s performance may be volatile, which means that the Fund’s performance may be subject to substantial short-term changes up or down.

Portfolio Holdings Disclosure Policies

A description of the Fund’s policies regarding disclosure of the securities in the Fund’s portfolio is found in the SAI.

Cybersecurity

The computer systems, networks and devices used by the Fund and its service providers to carry out routine business operations employ a variety of protections designed to prevent damage or interruption from computer viruses, network failures, computer and telecommunication failures, infiltration by unauthorized persons and security breaches. Despite the various protections utilized by the Fund and its service providers, systems, networks, or devices potentially can be breached. The Fund and its shareholders could be negatively impacted as a result of a cybersecurity breach.

Cybersecurity breaches can include unauthorized access to systems, networks, or devices; infection from computer viruses or other malicious software code; and attacks that shut down, disable, slow, or otherwise disrupt operations, business processes, or website access or functionality. Cybersecurity breaches may cause disruptions and impact the Fund’s business operations, potentially resulting in financial losses; interference with the Fund’s ability to calculate its net asset value; impediments to trading; the inability of the Fund, the Advisor, and other service providers to transact business; violations of applicable privacy and other laws; regulatory fines, penalties, reputational damage, reimbursement or other compensation costs, or additional compliance costs; as well as the inadvertent release of confidential information.

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Similar adverse consequences could result from cybersecurity breaches affecting issuers of securities in which the Fund invests; counterparties with which the Fund engages in transactions; governmental and other regulatory authorities; exchange and other financial market operators, banks, brokers, dealers, insurance companies, and other financial institutions (including financial intermediaries and service providers for the Fund’s shareholders); and other parties. In addition, substantial costs may be incurred by these entities in order to prevent any cybersecurity breaches in the future.

HOW TO BUY SHARES

Purchasing Shares

You may buy shares on any business day. This includes any day that the Fund is open for business, other than weekends and days on which the New York Stock Exchange (“NYSE”) is closed, including the following holidays: New Year’s Day, Martin Luther King, Jr. Day, Presidents’ Day, Good Friday, Memorial Day, Juneteenth, Independence Day, Labor Day, Thanksgiving and Christmas Day.

The Fund calculates its net asset value (“NAV”) per share as of the close of regular trading on the NYSE every day the NYSE is open. The NYSE normally closes at 4:00 p.m. Eastern Time (“ET”). The Fund’s NAV is calculated by taking the total value of the Fund’s assets, subtracting its liabilities, and then dividing by the total number of shares outstanding, rounded to the nearest cent.

All shares will be purchased at the NAV per share (plus applicable sales charges, if any) next determined after the Fund receives your application or request in good order. All requests received in good order by the Fund before 4:00 p.m. ET will be processed on that same day. Requests received after 4:00 p.m. ET will be processed on the next business day.

Good Order: When making a purchase request, make sure your request is in good order. “Good order” means your purchase request includes:

●     the name of the Fund and share class

●     the dollar amount of shares to be purchased

●     a completed purchase application or investment stub

●     check payable to the Fund

Sales Charge Waivers and Reductions Available Through Certain Financial Intermediaries

The availability of certain sales charge waivers and discounts may depend on whether you purchase your shares directly from the Fund or through a financial intermediary. Intermediaries may impose different sales charges other than those listed below for Class A shares and may have different policies and procedures regarding the availability of sales load and waivers or reductions. Such intermediary-specific sales charge variations are described in Appendix A to this prospectus, titled “Intermediary-Specific Sales Charge Reductions and Waivers”. Appendix A is incorporated by reference into (or legally considered part of) this prospectus.

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In all instances, it is the shareholder’s responsibility to notify the Fund or the shareholder’s financial intermediary at the time of purchase of any relationship or other facts qualifying the shareholder for sales charge reductions or waivers. For reductions and waivers not available through a particular intermediary, shareholders will have to purchase Fund shares directly from the Fund or through another intermediary to receive these reductions or waivers.

Multiple Classes

The Fund offers Class A and Class C shares for sale. Each class of shares has a different distribution arrangement and expenses to provide for different investment needs. This allows you to choose the class of shares most suitable for you depending on the amount and length of investment and other relevant factors. Sales personnel may receive different compensation for selling each class of shares. Each class of shares represents an interest in the same portfolio of investments held by the Fund. Not all share classes may be available in all states.

Class A Shares

You can buy Class A shares at the public offering price, which is the NAV plus an up-front sales charge. You may qualify for a reduced sales charge, or the sales charge may be waived, as described below. The up-front sales charge also does not apply to Class A shares acquired through reinvestment of dividends and capital gains distributions. Class A shares are subject to a 12b-1 fee which is lower than the 12b-1 fee for the Class C shares.

The up-front Class A sales charge and the commissions paid to dealers are as follows:

Amount of Purchase	Sales Charge as % of Public Offering Price	Sales Charge as % of Net Amount Invested	Authorized Dealer Commission as % of Public Offering Price
Less than $50,000	5.75%	6.10%	5.00%
$50,000 but less than $100,000	4.75%	4.99%	4.00%
$100,000 but less than $250,000	3.75%	3.90%	3.00%
$250,000 but less than $500,000	2.75%	2.83%	2.25%
$500,000 but less than $1,000,000	2.00%	2.04%	1.75%
$1,000,000 and above (1)	0.00%	0.00%	0.00%

(1)	In the case of investments at or above the $1 million breakpoint (where you do not pay an initial sales charge), a 1.00% contingent deferred sales charge (“CDSC”) may be assessed on shares redeemed within 12 months of purchase. As explained below, the CDSC for these Class A shares is based on the NAV at the time of purchase. The holding period for the CDSC begins on the day you buy your shares. Some intermediaries may waive the CDSC under certain circumstances. Please refer to Appendix A for more information.

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If you invest $1 million or more either as a lump sum or through rights of accumulation quantity discount or letter of intent programs, you can buy shares without an initial sales charge. The Advisor shall reimburse the Fund in connection with commissions retained by authorized broker-dealers on purchases of Class A shares over $1 million.

How to Reduce Your Sales Charge

There are a number of ways to reduce or eliminate the up-front sales charge on Class A shares.

Class A Sales Charge Reductions: Reduced sales charges are available to shareholders with investments of $50,000 or more. In addition, you may qualify for reduced sales charges under the following circumstances.

Letter of Intent: An investor may qualify for a reduced sales charge immediately by stating his or her intention to invest, during a 13-month period, an amount that would qualify for a reduced sales charge and by signing a Letter of Intent, which may be signed at any time within 90 days after the first investment to be included under the Letter of Intent. However, if an investor does not buy enough shares to qualify for the lower sales charge by the end of the 13-month period (or when you sell your shares, if earlier), the additional shares that were purchased due to the reduced sales charge credit the investor received will be liquidated to pay the additional sales charge owed.

Rights of Accumulation: You may add the current value of all of your existing Fund shares to determine the front-end sales charge to be applied to your current Class A purchase. Only balances currently held entirely in the Fund or, if held in an account through a financial services firm, at the same firm through whom you are making your current purchase, will be eligible to be added to your current purchase for purposes of determining your Class A sales charge. You may include the value of investments in the Fund held by the members of your immediate family, including the value of the Fund’s investments held by you or them in individual retirement plans, such as IRAs, provided such balances are also currently held entirely in the Fund or, if held in an account through a financial services firm, at the same financial services firm through whom you are making your current purchase. The value of shares eligible for a cumulative quantity discount equals the cumulative cost of the shares purchased (not including reinvested dividends) or the current account market value; whichever is greater. The current market value of the shares is determined by multiplying the number of shares by the previous day’s NAV. If you believe there are cumulative quantity discount eligible shares that can be combined with your current purchase to achieve a sales charge breakpoint, you must, at the time of your purchase (including at the time of any future purchase) specifically identify those shares to your current broker-dealer.

Investments of $1 Million or More: With respect to Class A shares, if you invest $1 million or more, either as a lump sum or through our rights of accumulation quantity discount or letter of intent programs, you can buy Class A shares without an initial sales charge. However, you may be subject to a 1.00% CDSC on shares redeemed within 12 months of purchase (excluding shares purchased with reinvested dividends and/or distributions). The CDSC for these Class A shares is based on the NAV at the time of purchase or the then current market value, whichever is lower. The holding period for the CDSC begins on the day you buy your shares. Your shares will age one month on that same date the next month and each following month. For example, if you buy shares on the 15th day of the month, they will age one month on the 15th day of the next month and each

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following month. To keep your CDSC as low as possible, each time you place a request to sell shares we will first sell any shares in your account that are not subject to a CDSC. If there are not enough of these to meet your request, we will sell the shares in the order they were purchased.

Class A Sales Charge Waivers: The Fund may sell Class A shares at NAV (i.e. without the investor paying any initial sales charge) to certain categories of investors, including: (1) investment advisory clients or investors referred by the Advisor or its affiliates; (2) officers and present or former Trustees; directors and employees of selected dealers or agents; the spouse, sibling, parent or child (collectively “relatives”) of any such person; any trust, individual retirement account or retirement plan account for the benefit of any such person or relative; or the estate of any such person or relative; if such shares are purchased for investment purposes (such shares may not be resold except to the Fund); (3) the Advisor or its affiliates and certain employee benefit plans for employees of the Advisor; (4) fee-based financial planners and registered investment advisors who are purchasing on behalf of their clients where there is an agreement in place with respect to such purchases; (5) registered representatives of broker-dealers who have entered into selling agreements with the Advisor for their own accounts; and (6) participants in no-transaction-fee programs of broker dealers that have entered into an agreement with the Fund, Advisor or distributor with respect to such purchases.

For more information regarding which intermediaries may have agreements with the Fund or distributor and their policies and procedures with respect to purchases at NAV, see Appendix A to this prospectus, titled “Intermediary-Specific Sales Charge Reductions and Waivers”. In addition, certain intermediaries may also provide for different sales charge discounts, which are also described in Appendix A to this prospectus.

Additional information is available by calling 1-888-839-7424. Your financial adviser can also help you prepare any necessary application forms. You or your financial adviser must notify the Fund at the time of each purchase if you are eligible for any of these programs. The Fund may modify or discontinue these programs at any time. Information about Class A sales charges and breakpoints is available on the Fund’s website at www.empiricfunds.com.

Class C Shares

You can buy class C shares at NAV. Class C shares are subject to an annual 12b-1 fee of 1.00%. Because Class C shares pay a higher 12b-1 fee than Class A shares, Class C shares have higher ongoing expenses than Class A shares.

You cannot invest more than $1 million in Class C shares.

Opening an Account

You may purchase shares directly through the Fund’s transfer agent or through a brokerage firm or other financial institution that has agreed to sell Fund shares. If you purchase shares through a brokerage firm or other financial institution, you may be charged a fee by the firm or institution.

If you are investing directly in the Fund for the first time, Shareholder Account Applications may be obtained on the Fund’s website at www.empiricfunds.com or by calling toll-free 1-888-839-7424. You will need to establish an account before investing. Be sure to sign up

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for all the account options that you plan to take advantage of. For example, if you would like to be able to redeem you shares by telephone, you should select this option on your Shareholder Account Application. Doing so when you open your account means that you will not need to complete additional paperwork later.

If you are purchasing through the Fund’s transfer agent, send the completed Shareholder Account Application and a check payable to the Fund to the following address:

Regular Mail Empiric Fund c/o Ultimus Fund Solutions, LLC P.O. Box 46707 Cincinnati, OH 45246	Express/Overnight Mail Empiric Fund c/o Ultimus Fund Solutions, LLC 225 Pictoria Drive, Suite 450 Cincinnati, OH 45246

Cash, third party checks (except for properly endorsed IRA rollover checks), counter checks, starter checks, traveler’s checks, money orders, credit card checks, and checks drawn on non-U.S. financial institutions will not be accepted. Cashier’s checks bank official checks, and bank money orders are reviewed on a case-by-case basis and may be accepted under certain circumstances.  A $20 fee will be charged against your account for any payment check returned to the transfer agent or for any incomplete electronic funds transfer, or for insufficient funds, stop payment, closed account or other reasons. If a check does not clear your bank or the Fund is unable to debit your pre-designated bank account on the day of purchase, the Fund reserves the right to cancel the purchase. If your purchase is canceled, you will be responsible for any losses or fees imposed by your bank and losses that may be incurred as a result of a decline in the value of the canceled purchase. Your investment in the Fund should be intended to serve as a long-term investment vehicle. The Fund is not designed to provide you with a means of speculating on the short-term fluctuations in the stock market. The Fund reserves the right to reject any purchase request that it regards as disruptive to the efficient management of the Fund, which includes investors with a history of excessive trading. The Fund also reserves the right to stop offering shares at any time.

If you choose to pay by wire, you must call the Fund’s transfer agent, at 1-888-839-7424 to obtain instructions on how to set up your account and to obtain an account number and wire instructions.

Wire orders will be accepted only on a day on which the Fund, custodian and transfer agent are open for business. A wire purchase will not be considered made until the wired money and purchase order are received by the Fund. Any delays that may occur in wiring money, including delays that may occur in processing by the banks, are not the responsibility of the Fund or the transfer agent. The Fund presently does not charge a fee for the receipt of wired funds, but the Fund may charge shareholders for this service in the future.

To help the government fight the funding of terrorism and money laundering activities, federal law requires all financial institutions to obtain, verify, and record information that identifies each person who opens an account. This means that when you open an account, we will ask for your name, address, date of birth, and other information that will allow us to identify you. We may also ask for other identifying documents or information, and may take additional steps to

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verify your identity. We may not be able to open your account or complete a transaction for you until we are able to verify your identity.

Minimum Purchase Amount

The minimum initial investment in Class A and Class C shares of the Fund is $2,500 for a regular account, $2,500 for an IRA account, or $100 for an automatic investment plan account. The minimum subsequent investment in the Fund is $50. The Fund reserves the right to change the amount of these minimums from time to time or to waive them in whole or in part for certain accounts. Investment minimums may be higher or lower for investors purchasing shares through a brokerage firm or other financial institution. To the extent investments of individual investors are aggregated into an omnibus account established by an investment adviser, broker or other intermediary, the account minimums apply to the omnibus account, not to the account of the individual investor.

Automatic Investment Plan

You may open an automatic investment plan account with a $100 initial purchase and a $100 investment on a periodic basis. If you have an existing account that does not include the automatic investment plan, you can contact the Fund’s transfer agent to establish an automatic investment plan. The automatic investment plan provides a convenient method to have monies deducted directly from your bank account for investment in the Fund. You may authorize the automatic withdrawal of funds from your bank account for a minimum amount of $100. The Fund may alter, modify or terminate this plan at any time. To begin participating in this plan, please complete the Automatic Investment Plan Section found on the application or contact the Fund at 1-888-839-7424.

Additional Investments

The minimum subsequent investment in the Fund is $50. You may purchase additional shares of the Fund by check, wire, or ACH (Automated Clearing House) debit of your bank account of record. Payment for shares purchased online may be made only through an ACH debit of your bank account of record. Your bank wire should be sent as outlined above. You also may purchase Fund shares by making automatic periodic investments from your bank account. To use this feature, select the automatic investment option in the account application and provide the necessary information about the bank account from which your investments will be make. You may revoke your election to make automatic investments by calling 1-888-839-7424 or by writing to the Fund at:

Empiric Fund
c/o Ultimus Fund Solutions, LLC
P.O. Box 46707
Cincinnati, OH 45246

Other Purchase Information

The Fund may limit the amount of purchases and refuse to sell to any person. If your electronic funds transfer is incomplete, payment is not completed due to insufficient funds, stop

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payment, closed account, a check does not clear your bank, or the Fund is unable to debit your predesignated bank account, you will be responsible for any loss incurred by the Fund. If you are already a shareholder, the Fund can, with notice, redeem shares from any identically registered account in the Fund as reimbursement for any loss incurred. You may be prohibited or restricted from making future purchases in the Fund.

The Fund has authorized certain broker-dealers and other financial institutions (including their designated intermediaries) to accept on its behalf purchase and sell orders. These broker-dealers and financial institutions may charge a fee for their services. The Fund is deemed to have received an order when the authorized person or designee receives the order, and the order is processed at the NAV next calculated thereafter. It is the responsibility of the broker-dealer or other financial institution to transmit orders promptly to the Fund’s transfer agent.

Market Timing

The Fund discourages market timing. Market timing is an investment strategy using frequent purchases, redemptions and/or exchanges in an attempt to profit from short term market movements. To the extent that the Fund significantly invests in small or mid-capitalization equity securities, because these securities are often infrequently traded, investors may seek to trade Fund shares in an effort to benefit from their understanding of the value of these securities (referred to as price arbitrage). Market timing may result in dilution of the value of Fund shares held by long term shareholders, disrupt portfolio management and increase Fund expenses for all shareholders. The Board has adopted a policy directing the Fund to reject any purchase order with respect to one investor, a related group of investors or their agent(s), where it detects a pattern of purchases and sales of the Fund that indicates market timing or trading that it determines is abusive. This policy applies uniformly to all Fund shareholders. While the Fund attempts to deter market timing, there is no assurance that it will be able to identify and eliminate all market timers. For example, certain accounts called “omnibus accounts” include multiple shareholders. Omnibus accounts typically provide the Fund with a net purchase or redemption request on any given day where purchasers of Fund shares and redeemers of Fund shares are netted against one another and the identities of individual purchasers and redeemers whose orders are aggregated are not known by the Fund. The netting effect often makes it more difficult for the Fund to detect market timing, and there can be no assurance that the Fund will be able to do so. Brokers maintaining omnibus accounts with the Fund have agreed to provide shareholder transaction information to the extent known to the broker, to the Fund upon request. If the Fund becomes aware of market timing in an omnibus account, it will work with the broker maintaining the omnibus account to identify the shareholder engaging in the market timing activity. In addition, the Fund reserves the right to reject any purchase order for any reason, including purchase orders that it does not think are in the best interest of the Fund or its shareholders or if the Fund thinks that trading is abusive.

HOW TO REDEEM SHARES

You may redeem your shares on any business day. Redemption orders received in proper order by the Fund’s transfer agent or by a brokerage firm or other financial institution that sells Fund shares, authorized to accept redemption orders on the Fund’s behalf, before 4:00 p.m. ET (or before the NYSE closes if the NYSE closes before 4:00 p.m. ET) will be effective at that day’s NAV.

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The Fund typically expects that it will take up to seven calendar days following the receipt of your redemption request by any method to pay out redemption proceeds by check or electronic transfer. The Fund’s transfer agent imposes a $15 fee for each wire redemption and deducts the fee directly from your account. Your bank may also impose a fee for the incoming wire. If you own an IRA or other retirement plan, you must indicate on your redemption request whether the Fund should withhold federal income tax. Unless you elect in your redemption request that you do not want to have federal tax withheld, the redemption will be subject to withholding.

The Fund typically expects to pay redemptions from cash, cash equivalents, proceeds from the sale of Fund shares, any lines of credit, and then from the sale of portfolio securities, and may pay proceeds in kind (as described below). These redemption payment methods will be used in regular and stressed market conditions.

Shares of the Fund may be redeemed by mail, telephone or online. Redemptions will be paid by check, wire or ACH transfer only to the address or bank account of record. Only bank accounts held at domestic financial institutions that are ACH members can be used for transactions with the Fund. You may receive redemption payments in the form of a check or federal wire transfer, subject to any applicable redemption fee.

By Mail. You may redeem any part of your account in the Fund at no charge by mail. Your request, in good order, should be addressed to:

Regular Mail Empiric Fund c/o Ultimus Fund Solutions, LLC P.O. Box 46707 Cincinnati, OH 45246	Express/Overnight Mail Empiric Fund c/o Ultimus Fund Solutions, LLC 225 Pictoria Drive, Suite 450 Cincinnati, OH 45246

“Good order” means your request for redemption must:

●	Include the Fund name and account number;

●	Include the account name(s) and address;

●	State the dollar amount or number of shares you wish to redeem; and

●	Be signed by all registered share owner(s) in the exact name(s) and any special capacity in which they are registered.

The Fund may require that the signatures be guaranteed. A medallion signature guarantee assures that a signature is genuine and protects you from unauthorized transfers. You may need your signature guaranteed if:

●	you request the redemption check be mailed to an address other than the address of record;

●	if you request the redemption check be mailed to a mailing address that has been changed within 30 days of the redemption request;

●	if you request that the redemption be sent electronically to a bank account other than bank account on record;

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●	if the redemption request is in the amount of $100,000 or more; or

●	in other circumstances such as to prevent an unauthorized account transfer or redemption.

You can obtain a signature guarantee from most banks and securities dealers, but not from a notary public. For joint accounts, both signatures must be guaranteed. Please call the transfer agent at 1-888-839-7424 if you have questions. At the discretion of the Fund, you may be required to furnish additional legal documents to insure proper authorization.

By Telephone. You may redeem any part of your account in the Fund by calling the transfer agent at 1-888-839-7424. You must first complete the Optional Telephone Redemption and Exchange section of the investment application to institute this option. If redeeming from an IRA account, you will be asked whether or not the Fund should withhold federal income tax. The Fund, the transfer agent and the custodian are not liable for following redemption instructions communicated by telephone to the extent that they reasonably believe the telephone instructions to be genuine. However, if they do not employ reasonable procedures to confirm that telephone instructions are genuine, they may be liable for any losses due to unauthorized or fraudulent instructions. Procedures employed may include recording telephone instructions and requiring a form of personal identification from the caller.

The Fund may terminate the telephone redemption procedures at any time. During periods of extreme market activity it is possible that shareholders may encounter some difficulty in telephoning the Fund, although neither the Fund nor the transfer agent have ever experienced difficulties in receiving, and in a timely fashion responding to, telephone requests for redemptions or exchanges. If you are unable to reach the Fund by telephone, you may request a redemption or exchange by mail.

Redemption Fee and CDSC. Currently, the Fund does not charge a redemption fee. Shareholders in the Fund who purchased $1 million or more Class A shares and did not pay a front-end sales charge may be assessed a 1.00% CDSC on shares redeemed less than 12 months after the date of their purchase.

The Fund uses a “first in, first out” method for calculating the CDSC. This means that shares held the longest will be redeemed first, and shares held the shortest time will be redeemed last. The CDSC is paid to the Advisor to reimburse expenses incurred in providing distribution-related services to the Fund.

The Fund reserves the right to modify, waive or eliminate the CDSC at any time. If the Fund institutes a redemption fee, the Fund will notify you at least 60 days prior to the effective date of the change. The SAI contains further details about the CDSC and the conditions for waiving these fees.

Systematic Withdrawal Plan. You may participate in the Fund’s Systematic Withdrawal Plan, an investment plan that automatically moves money to your bank account from the Fund through the use of electronic funds transfers. You may elect to make subsequent withdrawals by transfer of a minimum of $100 on a periodic basis into your established bank account. Please contact the Fund at www.empiricfunds.com for more information about the Fund’s Systematic Withdrawal Plan.

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Redemptions in Kind. The Fund reserves the right to honor requests for redemption or repurchase orders by making payment in whole or in part in readily marketable securities (“redemption in kind”) if the amount is greater than the lesser of $250,000 or 1% of the Fund’s assets. The securities will be chosen by the Fund and valued under the Fund’s net asset value procedures. A shareholder will be exposed to market risk until these securities are converted to cash and may incur transaction expenses in converting these securities to cash.

Additional Information. If you are not certain of the requirements for redemption please call the transfer agent at 1-888-839-7424. Redemptions specifying a certain date or share price cannot be accepted and will be returned. The Funds typically expect to pay redemptions from cash, cash equivalents, proceeds from the sale of fund shares, and then from the sale of portfolio securities. These redemption payment methods will be used in regular and stressed market conditions.

You may be assessed a fee if the Fund incurs bank charges because you request that the Fund re-issue a redemption check. Also, when the NYSE is closed (or when trading is restricted) for any reason other than its customary weekend or holiday closing or under any emergency circumstances, as determined by the SEC, the Fund may suspend redemptions or postpone payment dates.

Because the Fund incurs certain fixed costs in maintaining shareholder accounts, the Fund may require you to redeem all of your shares in the Fund on 30 days written notice if the value of your shares in the Fund is less than $2,500 due to redemption, or such other minimum amount as the Fund may determine from time to time. You may increase the value of your shares in the Fund to the minimum amount within the 30-day period. All shares of the Fund are also subject to involuntary redemption if the Board determines to liquidate the Fund. An involuntary redemption will create a capital gain or a capital loss, which may have tax consequences about which you should consult your tax adviser.

An account may be turned over as unclaimed property to the investor’s last known state of tax residence if the account is deemed “inactive” or “lost” during the time frame specified within the applicable state’s unclaimed property laws. Investors who are residents of the state of Texas may designate a representative to receive legislatively required unclaimed property due diligence notifications. A Texas Designation of Representative Form is available for making such an election.

Online Transactions

Shareholders of the Fund may complete transactions online at http://shareholder.ultimusfundsolutions.com/login/Empiric%20Fund once an account is established. Online transactions are subject to the same purchase minimums and maximums as other purchase methods. However, the maximum online redemption amount is $50,000. Only bank accounts held at domestic financial institutions that are ACH members can be used for transactions online.

You should be aware that there may be delays, malfunctions or other inconveniences associated with online transactions. There also may be times when the website is unavailable for

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Fund transactions or other purposes. Should this happen, you should consider conducting transactions by another method.

Converting Shares

Shareholders of the Fund may elect on a voluntary basis to convert their shares in one class of the Fund into shares of a different class of the Fund, subject to satisfying the eligibility requirements for investment in the new share class. Shares may only be converted into a share class with a lower expense ratio than the original share class.

An investor may directly or through his or her financial intermediary contact the Fund to request a voluntary conversion between share classes of the Fund as described above. You may be required to provide sufficient information to establish eligibility to convert to the new share class. All permissible conversions will be made on the basis of the relevant NAVs of the two classes without the imposition of any sales load, redemption fee or other charge. A share conversion within the Fund will not result in a capital gain or loss for federal income tax purposes. The Fund may change, suspend or terminate this conversion feature at any time.

DISTRIBUTION PLANS

The Fund has adopted distribution and service plans under Rule 12b-1 of the Investment Company Act of 1940 Act that allows the Fund to pay distribution and/or service fees in connection with the distribution of its Class A and Class C shares and for services provided to shareholders. Because these fees are paid out of Fund assets on an ongoing basis, over time these fees will increase the cost of your investment and may cost you more than paying other types of sales charges.

Class A Shares

Under the Fund’s Plan related to the Class A Shares, the Fund may incur an annual fee of up to 0.25% of the average daily net assets of the Fund’s Class A Shares for shareholder services and distribution related expenses. All or a portion of the distribution and services fees may be paid to your financial advisor for providing ongoing services to you.

Class C Shares

Under the Fund’s Plan related to the Class C Shares, the Fund may incur an annual fee of up to 1.00% of the average daily net assets of the Fund’s Class C Shares shareholder services and distribution related expenses. All or a portion of the distribution and services fees may be paid to your financial adviser for providing ongoing services to you.

VALUING THE FUND’S ASSETS

The Fund’s assets are generally valued at their market value. If market prices are not available or, in the Advisor’s opinion, market prices do not reflect fair value, or if an event occurs after the close of trading on the domestic or foreign exchange or market on which the security is principally traded (but prior to the time the NAV is calculated) that materially affects fair value,

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the Advisor, as the Board’s valuation designee, will value the Fund’s assets at their fair value according to policies approved by the Board. For example, if trading in a portfolio security is halted and does not resume before the Fund calculates its NAV, the Advisor may need to price the security using the Fund’s fair value pricing guidelines. In these cases, the Fund’s NAV will reflect certain portfolio securities’ fair value rather than their market price. Fair value pricing involves subjective judgments and it is possible that the fair value determined for a security is materially different than the value that could be realized upon the sale of that security. The fair value prices can differ from market prices when they become available or when a price becomes available. If a security, such as a small cap security, is so thinly traded that reliable market quotations are unavailable, the Advisor may need to price the security using fair value pricing guidelines. Without a fair value price, short term traders could take advantage of the arbitrage opportunity and dilute the NAV of long-term investors. Fair valuation of the Fund’s portfolio securities can serve to reduce arbitrage opportunities available to short term traders, but there is no assurance that fair value pricing policies will prevent dilution of the Fund’s NAV by short term traders. The Fund may use pricing services to determine market value. The NAV for the Fund investing in other investment companies is calculated based upon the NAV of the underlying investment companies in its portfolio, and the prospectuses of those companies explain the circumstances under which they will use fair value pricing and the effects of using fair value pricing.

DIVIDENDS, DISTRIBUTIONS AND TAXES

Dividends and Distributions

The Fund typically distributes substantially all of its net investment income in the form of dividends and taxable capital gains to its shareholders. These distributions are automatically reinvested in the Fund unless you request cash distributions on your application or through a written request to the Fund. The Fund expects that its distributions will consist of both capital gains and dividend income. The Fund may make distributions of its net realized capital gains (after any reductions for capital loss carry forwards) annually.

Taxes

In general, selling shares of the Fund and receiving distributions (whether reinvested or taken in cash) are taxable events. Depending on the purchase price and the sale price, you may have a gain or a loss on any shares sold. Any tax liabilities generated by your transactions or by receiving distributions are your responsibility. You may want to avoid making a substantial investment when the Fund is about to make a taxable distribution because you would be responsible for any taxes on the distribution regardless of how long you have owned your shares. The Fund may produce capital gains even if it does not have income to distribute and performance has been poor.

Early each year, the Fund will mail to you a statement setting forth the federal income tax information for all distributions made during the previous year. If you do not provide your taxpayer identification number, your account will be subject to backup withholding.

The Fund must report to the IRS and furnish to shareholders the cost basis information for shares purchased and sold. The Fund uses average cost as its standing (default) tax lot identification method for all shareholders, which means this method is used to determine which specific shares

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are deemed to be sold when there are multiple purchases on different dates at differing NAVs, and the entire position is not sold at one time. Shareholders may, however, choose a method other than the Fund’s standing method at the time of their purchase or upon sale of covered shares. Shareholders should consult their tax advisors to determine the best IRS-accepted cost basis method for their tax situation and to obtain more information about how cost basis reporting applies to them. Shareholders also should carefully review the cost basis information provided to them by the Fund and make any additional basis, holding period or other adjustments that are required when reporting these amounts on their federal income tax returns.

The tax considerations described in this section do not apply to tax-deferred accounts or other non-taxable entities. Because each investor’s tax circumstances are unique, please consult with your tax adviser about your investment.

ADVISOR TO THE FUND

Advisor

Empiric Advisors, Inc. is the investment advisor to the Fund, and is registered as an investment advisor with the SEC. The address for Empiric Advisors, Inc. (“the Advisor”) is 500 N Capital of Texas Hwy, Building 8, Suite 150, Austin, TX 78746. The Advisor was formed in 1987. The Advisor manages discretionary accounts other than the Fund, including individual and institutional accounts. The investment process used by the Advisor has evolved to a highly Structured, Quantitative and Empirical approach (SQE). The firm believes that its SQE process leads to a greater likelihood of repeatability and reliability in investing. Under the terms of an investment advisory agreement, the Advisor is responsible for formulating the Fund’s investment policies, making ongoing investment decisions and engaging in portfolio transactions.

Portfolio Managers

Mark Coffelt is primarily responsible for the day-to-day management of the Fund.

Mark Coffelt –President and Chief Investment Officer of the Advisor

Mark Coffelt has served as the President and Chief Investment Officer of the Advisor since its inception in 1987. Mr. Coffelt has also served as the President of Empiric Distributors, Inc. since 2007. Mr. Coffelt has held the Chartered Financial Analyst (CFA) designation since 1987. He received his B.A. in economics, cum laude, from Occidental College and his MBA from the Wharton School at the University of Pennsylvania.

The Statement of Additional Information provides additional information about the portfolio manager’s compensation, other accounts managed and ownership of shares of the Fund.

Advisory Fees

The Fund is authorized to pay the Advisor an annual fee equal to 1.00% of its average daily net assets. The advisory fee is paid monthly. The Fund is responsible for its own operating expenses.

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The Advisor (not the Fund) may pay certain financial institutions (which may include banks, brokers, securities dealers and other industry professionals) a fee for providing distribution related services for the Fund’s shareholders to the extent these institutions are allowed to do so by applicable statute, rule or regulation. During the fiscal year ended September 30, 2024, the Fund paid the Advisor 1.00% of its average daily net assets. A discussion regarding the basis of the Board’s renewal of the investment advisory agreement with the Advisor is available in the Fund’s semi-annual report to shareholders for the fiscal period ended March 31, 2024.

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FINANCIAL HIGHLIGHTS

The financial highlights tables that follow are intended to help you understand the Fund’s financial performance during the last five fiscal years. Certain information reflects financial results for a single Fund share. The total returns in the table represent the rate that an investor would have earned or lost on an investment in the Fund (assuming reinvestment of all dividends and distributions). This information has been derived from the Fund’s financial statements and has been audited by Cohen & Company, Ltd., the Fund’s independent registered public accounting firm, whose report, along with the Fund’s financial statements, are available upon request.

Per Share Data and Ratios for a Share of Beneficial Interest Outstanding Throughout each of the Years Presented

	Class A
	Year	Year	Year	Year	Year
	Ended	Ended	Ended	Ended	Ended
	September 30,	September 30,	September 30,	September 30,	September 30,
	2024	2023	2022	2021	2020
Net asset value, beginning of year	$52.59	$45.56	$60.07	$45.46	$40.47
Activity from investment operations:
Net investment loss (1)	(0.46)	(0.55)	(0.71)	(0.68)	(0.56)
Net realized and unrealized gain (loss) on investments	13.61	7.58	(13.49)	19.24	5.55
Total from investment operations	13.15	7.03	(14.20)	18.56	4.99
Less distributions from:
Net realized gains	—	—	(0.31)	(3.95)	—
Total distributions	—	—	(0.31)	(3.95)	—
Net asset value, end of year	$65.74	$52.59	$45.56	$60.07	$45.46
Total return (2)	25.00%	15.43%	(23.72)%	42.05%	12.33%
Net assets, at end of year (000s)	$24,083	$22,560	$20,992	$28,726	$22,865
Ratio of net expenses to average net assets (3)	2.18%	2.17%	2.12%	1.96%	2.13%
Ratio of net investment loss to average net assets (3)(4)	(0.78)%	(1.05)%	(1.32)%	(1.17)%	(1.35)%
Portfolio Turnover Rate (5)	5%	8%	5%	21%	119%

(1)	Per share amounts calculated using the average shares method.

(2)	Total return in the above table is historical in nature and represents the rate that the investor would have earned or lost on an investment in the Fund assuming reinvestment of dividends and capital gains distributions, if any, and does not reflect the impact of sales charges. Had the Advisor not waived a portion of the Fund’s expenses, total returns would have been lower.

(3)	The ratios of expenses to average net assets and net investment loss to average net assets do not reflect the expenses of the underlying investment companies in which the Fund invests.

(4)	Recognition of net investment loss is affected by the timing and declaration of dividends by the underlying investment companies in which the Fund invests.

(5)	In-kind transactions are not included in calculation of turnover.

49

	Class C
	Year Ended	Year Ended	Year Ended	Year	Year
	Ended	Ended	Ended	Ended	Ended
	September 30,	September 30,	September 30,	September 30,	September 30,
	2024	2023	2022	2021	2020
Net asset value, beginning of year	$45.22	$39.47	$52.48	$40.40	$36.24
Activity from investment operations:
Net investment loss (1)	(0.78)	(0.81)	(0.98)	(0.98)	(0.78)
Net realized and unrealized gain (loss) on investments	11.67	6.56	(11.72)	17.01	4.94
Total from investment operations	10.89	5.75	(12.70)	16.03	4.16
Less distributions from:
Net realized gains	—	—	(0.31)	(3.95)	—
Total distributions	—	—	(0.31)	(3.95)	—
Net asset value, end of year	$56.11	$45.22	$39.47	$52.48	$40.40
Total return (2)	24.08%	14.57%	(24.30)%	40.99%	11.48%
Net assets, at end of year (000s)	$1,317	$1,145	$1,117	$1,548	$1,166
Ratio of net expenses to average net assets (3)	2.93%	2.92%	2.87%	2.71%	2.88%
Ratio of net investment loss to average net assets (3)(4)	(1.54)%	(1.79)%	(2.07)%	(1.92)%	(2.10)%
Portfolio Turnover Rate (5)	5%	8%	5%	21%	119%

(1)	Per share amounts calculated using the average shares method.

(2)	Total return in the above table is historical in nature and represents the rate that the investor would have earned or lost on an investment in the Fund assuming reinvestment of dividends and capital gains distributions, if any. Had the Advisor not waived a portion of the Fund’s expenses, total returns would have been lower.

(3)	The ratios of expenses to average net assets and net investment loss to average net assets do not reflect the expenses of the underlying investment companies in which the Fund invests.

(4)	Recognition of net investment loss is affected by the timing and declaration of dividends by the underlying investment companies in which the Fund invests.

(5)	In-kind transactions are not included in calculation of turnover.

50

APPENDIX A:

INTERMEDIARY-SPECIFIC SALES CHARGE REDUCTIONS AND WAIVERS

Specific intermediaries may have different policies and procedures regarding the availability of sales charge reductions and waivers, which are discussed below. In all instances, it is the shareholder’s responsibility to notify the Fund or the shareholder’s financial intermediary at the time of purchase of any relationship or other facts qualifying the shareholder for sales charge reductions or waivers.

RAYMOND JAMES & ASSOCIATES, INC., RAYMOND JAMES FINANCIAL SERVICES, INC. & RAYMOND JAMES AFFILIATES (“RAYMOND JAMES”)

Effective March 1, 2019, shareholders purchasing fund shares through a Raymond James platform or account will be eligible only for the following load waivers (front-end sales charge waivers and contingent deferred, or back-end, sales charge waivers) and discounts, which may differ from those disclosed elsewhere in this Fund’s prospectus or SAI.

Front-end sales load waivers on Class A shares available at Raymond James

●	Shares purchased in an investment advisory program.

●	Shares purchased through reinvestment of capital gains distributions and dividend reinvestment when purchasing shares of the same fund (but not any other fund within the Trust advised by the Advisor (the “fund family)).

●	Employees and registered representatives of Raymond James or its affiliates and their family members as designated by Raymond James.

●	Shares purchased from the proceeds of redemptions within the same fund family, provided (1) the repurchase occurs within 90 days following the redemption, (2) the redemption and purchase occur in the same account, and (3) redeemed shares were subject to a front-end or deferred sales load (known as Rights of Reinstatement).

●	A shareholder in the Fund’s Class C shares will have their shares converted at net asset value to Class A shares (or the appropriate share class) of the Fund if the shares are no longer subject to a CDSC and the conversion is in line with the policies and procedures of Raymond James.

CDSC Waivers on Classes A, B and C shares available at Raymond James

●	Death or disability of the shareholder.

●	Shares sold as part of a systematic withdrawal plan as described in the fund’s prospectus.

●	Return of excess contributions from an IRA Account.

●	Shares sold as part of a required minimum distribution for IRA and retirement accounts due to the shareholder reaching age 70½ as described in the fund’s prospectus.

51

●	Shares sold to pay Raymond James fees but only if the transaction is initiated by Raymond James.

●	Shares acquired through a right of reinstatement.

Front-end load discounts available at Raymond James: breakpoints, and/or rights of accumulation

●	Breakpoints as described in this prospectus.

●	Rights of accumulation which entitle shareholders to breakpoint discounts will be automatically calculated based on the aggregated holding of fund family assets held by accounts within the purchaser’s household at Raymond James. Eligible fund family assets not held at Raymond James may be included in the rights of accumulation calculation only if the shareholder notifies his or her financial advisor about such assets.

The information disclosed in the appendix is part of, and incorporated in, the prospectus

52

PRIVACY NOTICE

Mutual Fund Series Trust

Rev. August 2021

FACTS	WHAT DOES MUTUAL FUND SERIES TRUST DO WITH YOUR PERSONAL INFORMATION?

Why?	Financial companies choose how they share your personal information. Federal law gives consumers the right to limit some, but not all sharing. Federal law also requires us to tell you how we collect, share, and protect your personal information. Please read this notice carefully to understand what we do.

What?

The types of personal information we collect and share depends on the product or service that you have with us. This information can include:

●   Social Security number and wire transfer instructions

●   account transactions and transaction history

●   investment experience and purchase history

When you are no longer our customer, we continue to share your information as described in this notice.

How?	All financial companies need to share customers’ personal information to run their everyday business. In the section below, we list the reasons financial companies can share their customers’ personal information; the reasons Mutual Fund Series Trust chooses to share; and whether you can limit this sharing.

Reasons we can share your personal information:	Does Mutual Fund Series Trust share information?	Can you limit this sharing?
For our everyday business purposes - such as to process your transactions, maintain your account(s), respond to court orders and legal investigations, or report to credit bureaus.	YES	NO
For our marketing purposes - to offer our products and services to you.	NO	We don’t share
For joint marketing with other financial companies.	NO	We don’t share
For our affiliates’ everyday business purposes - information about your transactions and records.	NO	We don’t share
For our affiliates’ everyday business purposes - information about your credit worthiness.	NO	We don’t share
For our affiliates to market to you	NO	We don’t share
For non-affiliates to market to you	NO	We don’t share

53

PRIVACY NOTICE

Mutual Fund Series Trust

What we do:
How does Mutual Fund Series Trust protect my personal information?

To protect your personal information from unauthorized access and use, we use security measures that comply with federal law. These measures include computer safeguards and secured files and buildings.

Our service providers are held accountable for adhering to strict policies and procedures to prevent any misuse of your nonpublic personal information.

How does Mutual Fund Series Trust collect my personal information?

We collect your personal information, for example, when you:

●   open an account or deposit money

●   direct us to buy securities or direct us to sell your securities

●   seek advice about your investments

We also collect your personal information from others, such as credit bureaus, affiliates, or other companies.

Why can’t I limit all sharing?

Federal law gives you the right to limit only:

●   sharing for affiliates’ everyday business purposes – information about your creditworthiness.

●   affiliates from using your information to market to you.

●   sharing for non-affiliates to market to you.

State laws and individual companies may give you additional rights to limit sharing.

Definitions
Affiliates	Companies related by common ownership or control. They can be financial and non-financial companies. ● Mutual Fund Series Trust does not share with affiliates.
Non-affiliates	Companies not related by common ownership or control. They can be financial and non-financial companies. ● Mutual Fund Series Trust doesn’t share with non-affiliates so they can market to you.
Joint marketing	A formal agreement between nonaffiliated financial companies that together market financial products or services to you. ● Mutual Fund Series Trust doesn’t jointly market.

QUESTIONS? CALL	Alpha Centric	844-223-8637
	Catalyst	866-447-4228
	Empiric	888-839-7424
	Eventide	877-771-3836
	JAG	855-552-4596

54

FOR MORE INFORMATION

Several additional sources of information are available to you. The Statement of Additional Information (“SAI”), incorporated into this Prospectus by reference, contains detailed information on Fund policies and operations, including policies and procedures relating to the disclosure of portfolio holdings by the Fund’s affiliates. Annual and semi-annual reports contain management’s discussion of market conditions and investment strategies that significantly affected the Fund’s performance results as of the Fund’s latest semi-annual or annual fiscal year end.

Call the Fund at 1-888-839-7424 to request free copies of the SAI, the annual report and the semi-annual report, to request other information about the Fund and to make shareholder inquiries. You may also obtain this information from the Fund’s internet site at www.empiricfunds.com.

You may obtain information about the Funds (including the SAI and other reports) on the EDGAR Database on the SEC’s Internet site at http.//www.sec.gov, and copies of this information may be obtained, after paying a duplicating fee, by electronic request at the following e-mail address: publicinfo@sec.gov.

Investment Company Act File No. 811-21872

55

Mutual Fund Series Trust

JAG LARGE CAP GROWTH FUND

Class A: JLGAX     Class I: JLGIX     Class R: JGRRX

PROSPECTUS

February 1, 2025

This Prospectus provides important information about the Fund that you should know before investing. Please read it carefully and keep it for future reference.

The Securities and Exchange Commission has not approved or disapproved these securities or determined if this Prospectus is truthful or complete. Any representation to the contrary is a criminal offense.

FUND SUMMARY – JAG LARGE CAP GROWTH FUND	1
ADDITIONAL INFORMATION ABOUT THE FUND’S PRINCIPAL INVESTMENT STRATEGIES AND RELATED RISKS	7
HOW TO BUY SHARES	36
HOW TO REDEEM SHARES	43
VALUING FUND ASSETS	47
DIVIDENDS, DISTRIBUTIONS AND TAXES	48
ADVISER TO THE FUND	49
FINANCIAL HIGHLIGHTS	51
PRIVACY NOTICE	54
FOR MORE INFORMATION	56

FUND SUMMARY – JAG LARGE CAP GROWTH FUND

Investment Objective:

The Fund’s objective is capital appreciation.

Fees and Expenses of the Fund:

This table describes the fees and expenses that you may pay if you buy, hold and sell shares of the Fund. You may pay other fees, such as brokerage commissions and other fees to financial intermediaries, which are not reflected in the table and Example below. You may qualify for sales charge discounts on purchases of Class A shares if you and your family invest, or agree to invest in the future, at least $50,000 in the Fund. More information about these and other discounts is available from your financial professional and is included in the section of the Fund’s prospectus entitled How to Buy Shares on page 36 and in the sections of the Fund’s Statement of Additional Information entitled Reduction of Up-Front Sales Charge on Class A Shares on page 40 and Waiver of Up-Front Sales Charge on Class A Shares on page 41.

Shareholder Fees (fees paid directly from your investment)	Class A	Class I	Class R
Maximum Sales Charge (Load) Imposed on Purchases (as a percentage of offering price)	5.75%	None	None
Maximum Deferred Sales Charge (Load) (as a percentage of the original purchase price)	1.00%	None	None
Maximum Sales Charge (Load) Imposed on Reinvested Dividends and other Distributions	None	None	None
Redemption Fee	None	None	None
Exchange Fee	None	None	None
Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)
Management Fees	0.80%	0.80%	0.80%
Distribution (12b-1) Fees	0.25%	None	0.00%
Other Expenses	0.67%	0.67%	0.32%
Interest/Dividend Expense	0.01%	0.01%	0.01%
Remaining Other Expenses	0.66%	0.66%	0.31%
Total Annual Fund Operating Expenses	1.72%	1.47%	1.12%
Fee Waiver and/or Expense Reimbursement [1]	(0.21)%	(0.21)%	(0.21)%
Total Annual Fund Operating Expenses After Fee Waiver and/or Expense Reimbursement	1.51%	1.26%	0.91%

[1]	JAG Capital Management LLC (the “Adviser”) has contractually agreed to waive fees and/or reimburse expenses of the Fund to the extent necessary to limit operating expenses (excluding brokerage costs; borrowing and liquidity costs such as interest and dividends on securities sold short; taxes; underlying/acquired fund expenses; and extraordinary expenses) at 1.50%, 1.25% and 0.90% for Class A, Class I and Class R, respectively, through January 31, 2026. This agreement may be terminated by the Board of Trustees only on 60 days’ written notice to the Adviser, by the Adviser with the consent of the Board of Trustees, or upon the termination of the advisory agreement between the Trust and the Adviser. Fee waivers and expense reimbursements are subject to possible recoupment by the Adviser from the Fund in future years on a rolling three-year basis (within the three years after the fees have been waived or reimbursed) if, after such recoupment is taken into account, the recoupment can be achieved within the lesser of the expense limitation in place at the time of waiver/reimbursement and the expense limitation in place at the time of recapture.

Example:

This Example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds.

The Example assumes that you invest $10,000 in the Fund for the time periods indicated, and then hold or redeem all of your shares at the end of those periods. The Example reflects the fee waiver and expense reimbursement for the duration of the waiver/reimbursement period only. The Example also assumes that your investment has a 5% return each year and that the Fund’s operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

YEAR	Class A	Class I	Class R
1	$720	$128	$93
3	$1,066	$444	$335
5	$1,436	$783	$597
10	$2,472	$1,739	$1,344

Portfolio Turnover:

The Fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover may indicate higher transaction costs and may result in higher taxes when Fund shares are held in a taxable account. These costs, which are not reflected in annual fund operating expenses or in the Example, affect the Fund’s performance. The portfolio turnover rate of the Fund for the fiscal year ended September 30, 2024 was 74% of the value of its portfolio.

Principal Investment Strategies

The Fund invests primarily in common stocks of U.S. companies that the Adviser believes have strong earnings and revenue growth potential. Under normal conditions, the Fund invests at least 80% of the Fund’s net assets plus any borrowings for investment purposes in large cap stocks defined as stocks of companies with market capitalizations of at least $8 billion.

The Adviser employs a bottom-up, quantitatively-derived buy discipline to identify stocks the Advisor believes have superior earnings and revenue growth characteristics. The cornerstone of the Adviser’s investment process is a proprietary multi-factor model that scores several thousand equity securities according to a variety of weighted factors measuring earnings and revenue growth, valuation, size and relative strength. The sell discipline is designed to eliminate portfolio holdings with inferior price performance and deteriorating earnings and revenue growth factors.

Principal Risks of Investing in the Fund

As with any mutual fund, there is no guarantee that the Fund will achieve its objective. Investment markets are unpredictable and there will be certain market conditions where the Fund will not meet its investment objective and will lose money. The Fund’s net asset value and returns will vary and you could lose money on your investment in the Fund and those losses could be significant.

The following summarizes the principal risks of investing in the Fund. These risks could adversely affect the net asset value, total return and the value of the Fund and your investment.

●	Equity Securities Risks. Common stocks are susceptible to general stock market fluctuations and to volatile increases and decreases in value as market confidence in and perceptions of their issuers change. Investor perceptions are based on various and unpredictable factors, including expectations regarding government, economic, monetary and fiscal policies; inflation and interest rates; economic expansion or contraction and global or regional political, economic and banking crises.

●	Growth Stock Risk. Growth stocks can react differently to issuer, political, market, and economic developments than the market as a whole and other types of stocks. Growth stocks also tend to be more expensive relative to their earnings or assets compared to other types of stocks.

●	Investment Model Risk. Like all quantitative analysis, the investment model utilized by the Adviser carries the risk that the ranking system, valuation results and predictions might be based on one or more incorrect assumptions, insufficient historical data, inadequate design, or may not be suitable for the purpose intended. In addition, a model may not perform as intended for many reasons including errors, omissions, imperfections or malfunctions. Because the use of a model is usually constructed based on data supplied by third parties, the success of the Adviser’s use of such model is dependent on the accuracy and reliability of the supplied data. Historical data inputs may be subject to revision or corrections, which may diminish data reliability and quality of predictive results. Changing and unforeseen market dynamics could also lead to a decrease in the short-term or long-term effectiveness of a model. A model may lose its predictive validity and incorrectly forecast future market behavior and asset prices, leading to potential losses. No assurance can be given that a model will be successful under all or any market conditions.

●	Large-Capitalization Company Risk. Large-capitalization companies may be less able than smaller capitalization companies to adapt to changing market conditions. Large-capitalization companies may be more mature and subject to more limited growth potential compared with smaller capitalization companies.

●	Management Risk. The portfolio manager’s judgments about the attractiveness, value and potential appreciation of particular stocks, options or other securities in which the Fund invests or sells short may prove to be incorrect and there is no guarantee that the portfolio manager’s judgment will produce the desired results.

●	Market Risk. Overall stock market risks may also affect the value of the Fund. Factors such as domestic economic growth and market conditions, interest rate levels and political events affect individual securities and the securities markets generally.

●	Sector Exposure Risk. Sector exposure risk is the possibility that securities within the same sector will decline in price due to sector-specific market or economic developments. If the Fund invests more heavily in a particular sector, the value of its shares may be especially sensitive to factors and economic risks that specifically affect that sector. As a result, the Fund’s share price may fluctuate more widely than the value of shares of a mutual fund that invests in a broader range of sectors.

●	Security Risk. The value of the Fund may decrease in response to the activities and financial prospects of an individual security in the Fund’s portfolio.

●	Technology Sector Risk. Technology companies face intense competition, both domestically and internationally, which may have an adverse effect on profit margins. Technology companies may have limited product lines, markets, financial resources or personnel. Companies in the technology sector are heavily dependent on patent and intellectual property rights. The loss or impairment of these rights may adversely affect the profitability of these companies.

○	Internet and Media Services Industry Risk. The prices of the securities of companies engaged in content and information creation or distribution through proprietary platforms, where revenues are derived primarily through pay-per-click advertisements, including search engines, social media and networking platforms, online classifieds, and online review companies are closely tied to the performance of the overall economy and may be affected by changes in general economic growth, consumer confidence and consumer spending. Changes in demographics and consumer tastes also may affect the success of companies in the Internet and Media Services Industry. In addition, legislative or regulatory changes and increased government supervision may affect companies in the Internet and Media Services Industry.

Performance:

The bar chart and accompanying table shown below provide an indication of the risks of investing in the Fund by showing the total return of its Class A shares for the last 10 years, and by showing how its Class A, Class I and Class R shares’ average annual returns compare over time with those of a broad measure of market performance and a supplemental index. Although Class I and Class R shares have similar annual returns to Class A shares because the classes are invested in the same portfolio of securities, the returns for Class I and Class R shares are different from Class A shares because Class I and Class R shares have different expenses than Class A shares. Sales charges are reflected in the information shown below in the table, but the information shown in the bar chart does not reflect sales charges and, if it did, returns would be lower. How the Fund has performed in the past (before and after taxes) is not necessarily an indication of how it will perform in the future. Updated performance information is available at no cost by calling 855-552-4596.

Annual Total Returns

During the period shown in the bar chart, the highest return for a quarter was 28.31% (quarter ended June 30, 2020), and the lowest return for a quarter was (19.53%) (quarter ended June 30, 2022).

Average Annual Total Returns
(for the periods ended, December 31, 2024)

	1 Year	5 Year	10 Year
Class A
Return Before Taxes	28.38%	14.95%	13.59%
Return After Taxes on Distributions	23.60%	11.70%	10.72%
Return After Taxes on Distributions and Sale of Fund Shares	19.64%	11.27%	10.36%
Class I
Return Before Taxes	36.53%	16.61%	14.55%
Russell 1000 Growth Total Return Index (reflects no deduction for fees, expenses or taxes)	33.36%	18.96%	16.78%
S&P 500 Total Return Index (reflects no deduction for fees, expenses or taxes)	25.02%	14.53%	13.10%
Class R			Since inception (2/1/2020)
Return Before Taxes	37.01%	n/a	16.44%
Russell 1000 Growth Total Return Index (reflects no deduction for fees, expenses or taxes)	33.36%	n/a	18.52%
S&P 500 Total Return Index (reflects no deduction for fees, expenses or taxes)	25.02%	n/a	14.65%

After-tax returns are calculated using the highest historical individual federal marginal income tax rate and do not reflect the impact of state and local taxes. Actual after-tax returns depend on a shareholder’s tax situation and may differ from those shown. After-tax returns are not relevant for shareholders who hold Fund shares in tax-deferred accounts or to shares held by non-taxable entities. After-tax returns are only shown for Class A shares. After-tax returns for other share classes will vary.

Adviser: JAG Capital Management LLC is the Fund’s investment adviser.

Portfolio Manager: Norman B. Conley, III, Chief Executive Officer and Chief Investment Officer of the Adviser, serves as the Fund’s portfolio manager. Mr. Conley has served the Fund in this capacity since the Fund commenced operations in 2011.

Purchase and Sale of Fund Shares: The minimum initial investment in the Fund is $2,500 for Class A shares, $250,000 for Class I shares, $250 for Class R shares or $100 for an automatic investment plan account. The minimum subsequent investment in the Fund is $50. For a payroll deduction retirement plan account, payroll deduction savings plan account or employer-sponsored 529 account, the minimum initial and subsequent investment in Class R shares is $25. Retirement plan intermediaries may aggregate investors for the purpose of meeting the Class R shares investment minimums.

You may purchase and redeem shares of the Fund on any day that the New York Stock Exchange is open. Redemption requests may be made in writing, by telephone or through a financial intermediary to the Fund or the Transfer Agent and will be paid by check or wire transfer.

Tax Information: Dividends and capital gain distributions you receive from the Fund, whether you reinvest your distributions in additional Fund shares or receive them in cash, are taxable to you at either ordinary income or capital gains tax rates unless you are investing through a tax-deferred plan such as an IRA or 401(k) plan. If you are investing in a tax-deferred plan, distributions may be taxable upon withdrawal from the plan.

Payments to Broker-Dealers and Other Financial Intermediaries: If you purchase the Fund through a broker-dealer or other financial intermediary (such as a bank), the Fund and its related companies may pay the intermediary for the sale of Fund shares and related services. These payments may create a conflict of interest by influencing the broker-dealer or other intermediary and your salesperson to recommend the Fund over another investment. Ask your salesperson or visit your financial intermediary’s website for more information.

ADDITIONAL INFORMATION ABOUT THE FUND’S PRINCIPAL INVESTMENT STRATEGIES AND RELATED RISKS

Investment Objective

The Fund’s objective is capital appreciation. The investment objective of the Fund is non-fundamental and may be changed by the Board of Trustees (the “Board”) without shareholder approval. If the Board decides to change the Fund’s investment objective or the Fund’s policy to invest at least 80% of its net assets plus any borrowing for investment purposes in large cap stocks, shareholders will be given 60 days’ advance notice.

Principal Investment Strategies

The Fund’s main investment strategies described in this prospectus are the strategies that the Adviser believes are most likely to be important in trying to achieve the Fund’s investment objective. You should note, however, that the Fund may use other non-principal strategies and invest in other securities not described in this prospectus, which are disclosed in detail in the Fund’s Statement of Additional Information (“SAI”). For a copy of the SAI, please call toll free at 855-552-4596 or visit the Fund’s website at www.JAGCapitalFunds.com.

The Fund invests primarily in common stocks of U.S. companies that the Adviser believes have strong earnings and revenue growth potential. Under normal conditions, the Fund invests at least 80% of the Fund’s net assets plus any borrowings for investment purposes in large cap stocks defined as stocks of companies with market capitalizations of at least $8 billion.

The Adviser employs a bottom-up, quantitatively-derived buy discipline to identify stocks the Adviser believes have superior earnings and revenue growth characteristics. The cornerstone of the Adviser’s investment process is a proprietary multi-factor model that scores several thousand equity securities according to a variety of weighted factors measuring earnings and revenue growth, valuation, size and relative strength. The sell discipline is designed to eliminate portfolio holdings with inferior price performance and deteriorating earnings and revenue growth factors.

The Fund actively trades its portfolio investments, which may lead to higher transaction costs that may affect the Fund’s performance.

Temporary Defensive Positions

From time to time, the Fund may take temporary defensive positions, which are inconsistent with the Fund’s principal investment strategies, in attempting to respond to adverse market, economic, political, or other conditions. For example, the Fund may hold all or a portion of its assets in money market instruments, including cash, cash equivalents, U.S. government securities, other investment grade fixed income securities, certificates of deposit, bankers’ acceptances, commercial paper, money market funds and repurchase agreements. If the Fund invests in a money market fund, the shareholders of the Fund generally will be subject to duplicative advisory fees. Although the Fund would do this only in seeking to avoid losses, the Fund will be unable to pursue its investment objective during that time, and it could reduce the benefit from any upswing in the market. The Fund may also invest in money market instruments at any time to maintain liquidity or pending selection of investments in accordance with its policies.

Principal and Non-Principal Investment Risks

All mutual funds carry a certain amount of risk. As with any mutual fund, there is no guarantee that the Fund will achieve its investment objective. Investment markets are unpredictable and there will be certain market conditions where the Fund will not meet its investment objective and will lose money. The Fund’s net asset value and returns will vary and you could lose money on your investment in the Fund and those losses could be significant. An investment in the Fund is not a complete investment program.

The table below identifies the Fund’s principal risks and non-principal risks.

Key:

Principal Risk: ●

Non-Principal Risk: ○

Risk	Principal or Non-Principal
Actively Managed Fund Risk	○
ADR Currency Risk	○
ADRs Risk	○
Allocation Risk	○
Asset-Backed and Mortgage-Backed Security Risk	○
Bank Loans Risk	○
Basic Materials Industry Risk	○
Business Development Companies (“BDC”) Risk	○
Call Options Risk	○
Capacity Risk	○
Cash and Cash Equivalents Risk	○
CDOs and CLOs Risk	○
Changing Fixed Income Market Conditions Risk	○
Collateralized Bond Obligation Risk	○
Commodity Risk	○
Conflict of Interest – Adviser Risk	○
Conflict of Interest – Portfolio Manager Risk	○
Convertible Securities Risk	○
Counterparty Risk
Credit Default Swap Risk	○
Credit Risk	○
Credit Risk (for Floating Rate Loans)	○
Currency Risk	○
Derivatives Risk	○
Dividend Yield Risk	○
Duration Risk	○
Emerging Markets Risk	○
Equity Securities Risks	●
ETFs Risk	○
Exchange Traded Notes (“ETNs”) Risk	○

Risk	Principal or Non-Principal
Fixed Income Risk	○
Foreign Currency Risk	○
Foreign Currency Forward Risk	○
Foreign Exchanges Risk	○
Foreign Exposure Risk	○
Foreign Securities Risk	○
Forwards Risk	○
Futures Contract Risk	○
Geographic Concentration Risk	○
Growth Stock Risk	●
Hedging Risk	○
Index Risk	○
Inflation-Indexed Bond Risk	○
Inflation Protected Securities Risk	○
Interest Rate Risk	○
Interest Rate Risk (for Floating Rate Loans)	○
Inverse ETF Risk	○
Investment Model Risk	●
Issuer Specific Risk	○
Junk Bond Risk	○
Large-Capitalization Company Risk	●
Leverage Risk	○
Leveraged ETF Risk	○
Liquidity Risk	○
Litigation Risk	○
Loan Risk	○
Machinery and Electrical Equipment Industry Risk	○
Management Risk	●
Market Risk	●
Market Volatility-Linked ETFs Risk	○
Medium (Mid) Capitalization Company Risk	○
Micro-Capitalization Company Risk	○
MLP and MLP-Related Securities Risk	○
Municipal Bond Risk	○
Options Market Risk	○
Options Risk	○
Over-the-Counter (“OTC”) Trading Risk	○
Preferred Stock Risk	○
Prepayment and Extension Risk	○
Real Estate and REIT Risk	○
Regulatory Risk	○
Repurchase and Reverse Repurchase Agreement Risk	○
Restricted Securities Risk	○
Risk Management Risk	○
Sector Exposure Risk	●
Security Risk	●
Short Position Risk	○
Short Selling Risk	○
Small and Mid-Capitalization Company Risk	○
Sovereign Debt Risk	○
Stock Market Risk	○
Structured Note Risk	○
Sub-Prime Mortgage Risk	○
Swaps Risk	○
Technology Sector Risk	●
Tracking Risk	○

Risk	Principal or Non-Principal
Turnover Rate Risk	○
Underlying Fund Risk	○
U.S. Government Obligations Risk	○
Utilities Sector Risk	○
Volatility Risk	○

●	Actively Managed Fund Risk. The Fund is actively managed and does not seek to replicate the performance of the benchmark. As a result, the Fund’s performance will vary intentionally and perhaps significantly from that of the benchmark.

●	ADR Currency Risk. To establish a value for the shares, the issuer establishes a “conversion rate” equal to one share of an American Depositary Receipt (“ADR”) for a certain number of shares of the stock of a foreign company. This “conversion rate” establishes a universal monetary relationship between the value of the ADR and the local currency of the foreign company stock. Although an ADR is priced in U.S. dollars, in order to preserve the uniformity of the established “conversion rate,” movements in the exchange rate of the local currency versus the U.S. dollar are automatically reflected in the price of the ADR in U.S. dollars. Therefore, even if the price of the foreign security does not change on its market, if the exchange rate of the local currency relative to the U.S. dollar declines, the ADR price would decline by a similar measure.

●	ADRs Risk. ADRs, which are typically issued by a bank, are certificates that evidence ownership of shares of a foreign company and are alternatives to purchasing foreign securities directly in their national markets and currencies. ADRs are subject to the same risks as direct investments in foreign companies and involve risks that are not found in investments in U.S. companies. In addition to the risks of investing in foreign securities discussed below, there is no guarantee that an ADR issuer will continue to offer a particular ADR. As a result, the Fund may have difficulty selling ADRs, or selling them quickly and efficiently at the prices at which they have been valued. In a sponsored ADR arrangement, the foreign company assumes the obligation to pay some or all of the depositary’s transaction fees. Under an unsponsored ADR arrangement, the foreign company assumes no obligations and the depositary’s transaction fees are paid directly by the ADR holders. Because unsponsored ADR arrangements are organized independently and without the cooperation of the foreign company, available information concerning the foreign company may not be as current as for sponsored ADRs and voting rights with respect to the deposited securities are not passed through. ADRs may not track the price of the underlying foreign securities on which they are based, and their value may change materially at times when U.S. markets are not open for trading. Certain ADRs are not listed on an exchange and therefore may be considered to be illiquid.

●	Allocation Risk. If the Fund’s strategy for allocating assets among different assets classes does not work as intended, the Fund may not achieve its objective or may underperform other funds with the same or similar investment strategy.

●	Asset-Backed and Mortgage-Backed Security Risk. Mortgage-backed securities (“MBS”) represent participating interests in pools of residential mortgage loans, some of which are guaranteed by the U.S. government, its agencies or instrumentalities. However, the guarantee of these types of securities relates to the principal and interest payments and not the market value of such securities. In addition, the guarantee only relates to the mortgage-backed securities held by the Fund and not the purchase of shares of the Fund.

MBS and collateralized mortgage obligations (“CMOs”) are subject to credit risk because underlying loan borrowers may default. MBS and CMO default rates tend to be sensitive to overall economic conditions and to localized property vacancy rates and prices. Borrower default rates may be significantly higher than estimated. Certain individual securities may be more sensitive to default rates because payments may be subordinated to other securities of the same issuer. The Adviser’s assessment, or a rating agency’s assessment, of borrower credit quality, default rates and loss rates may prove to be overly optimistic.

Additionally, MBS and CMOs are subject to prepayment risk because the underlying loans held by the issuers may be paid off prior to maturity at faster or lower rates than expected. The value of these securities may go down as a result of changes in prepayment rates on the underlying mortgages or loans. During periods of declining interest rates, prepayment rates usually increase and the Fund may have to reinvest prepayment proceeds at a lower interest rate. CMOs may be less susceptible to this risk because payment priorities within the CMO may have the effect of a prepayment lock out period.

MBS do not have a fixed maturity and their expected maturities may vary when interest rates rise or fall. MBS issued or guaranteed by private issuers are also known as “non-agency MBS.” Non-agency MBS generally are a greater credit risk than MBS issued by the U.S. government, and the market for non-agency MBS is smaller and may be less liquid that the market for government MBS.

●	Bank Loans Risk. The market for bank loans may not be highly liquid and the Fund may have difficulty selling them. These investments expose the Fund to the credit risk of both the financial institution and the underlying borrower. Bank loans settle on a delayed basis, potentially leading to the sale proceeds of such loans not being available to meet redemptions for a substantial period of time after the sale of the bank loans. Certain bank loans may not be considered “securities,” and purchasers, such as the Fund, therefore may not be entitled to rely on the protections of federal securities laws, including anti-fraud provisions.

●	Basic Materials Industry Risk. To the extent that the Fund’s investments are exposed to issuers conducting business in basic materials, the Fund is subject to the risk that the securities of such issuers will underperform the market as a whole due to legislative or regulatory changes, adverse market conditions and/or increased competition affecting that economic sector. The prices of the securities of basic materials companies also may fluctuate widely in response to such events.

●	Business Development Companies (“BDC”) Risk. BDCs may carry risks similar to those of a private equity or venture capital fund. BDC company securities are not redeemable at the option of the shareholder and they may trade in the market at a discount to their net asset value. A BDC is a form of investment company that is required to invest at least 70% of its total assets in securities (typically debt) of private companies, thinly traded U.S. public companies, or short-term high quality debt securities. The BDCs held by the Fund may leverage their portfolios through borrowings or the issuance of preferred stock. While leverage often serves to increase the yield of a BDC, this leverage also subjects a BDC to increased risks, including the likelihood of increased volatility and the possibility that a BDC’s common share income will fall if the dividend rate of the preferred shares or the interest rate on any borrowings rises. A significant portion of a BDC’s investments is recorded at fair value as determined by its board of directors which may create uncertainty as to the value of the BDC’s investments. Non-traded BDCs are illiquid and it may not be possible to redeem shares or to do so without paying a substantial penalty. Publicly-traded BDCs usually trade at a discount to their net asset value because they invest in unlisted securities and have limited access to capital markets. BDCs are subject to high failure rates among the companies in which they invest and federal securities laws impose restraints upon the organization and operations of BDCs that can limit or negatively impact the performance of a BDC. However, the Fund does not believe it would be liable for the actions of any entity in which it invests and that only its investment is at risk. Also, BDCs may engage in certain principal and joint transactions that a mutual fund or closed-end fund may not without an exemptive order from the Securities and Exchange Commission (“SEC”).

●	Call Options Risk. There are risks associated with the sale and purchase of call options. As the seller (writer) of a covered call option, the Fund assumes the risk of a decline in the market price of the underlying security below the purchase price of the underlying security less the premium received, and gives up the opportunity for gain on the underlying security above the exercise option price. The Fund continues to bear the risk that it will lose money if the value of the security falls below the strike price. Option premiums are treated as short-term capital gains and when distributed to shareholders, are usually taxable as ordinary income, which may have a higher tax rate than long-term capital gains for shareholders holding Fund shares in a taxable account. As the buyer of a call option, the Fund assumes the risk that the market price of the underlying security will not increase above the strike price plus the premiums paid, so the Fund bears the risk that it will lose the premium paid for the option.

●	Capacity Risk. The markets and securities in which the Fund invests may, at times, be limited. Under such conditions, the execution of the Fund’s strategy may be affected and the Fund may not achieve its investment objective. In addition, the Fund may not be able to purchase or sell securities at favorable market prices.

●	Cash and Cash Equivalents Risk: At any time, the Fund may have significant investments in cash and cash equivalents. When a substantial portion of a portfolio is held in cash and cash equivalents, there is the risk that the value of the cash account, including interest, will not keep pace with inflation, thus reducing purchasing power over time.

●	CDOs and CLOs Risk. Collateralized debt obligations (“CDOs”) and collateralized loan obligations (“CLOs”) are securities backed by an underlying portfolio of debt and loan obligations, respectively. CDOs and CLOs issue classes or “tranches” that vary in risk and yield and may experience substantial losses due to actual defaults, decrease of market value due to collateral defaults and removal of subordinate tranches, market anticipation of defaults and investor aversion to CDO and CLO securities as a class. The risks of investing in CDOs and CLOs depend largely on the tranche invested in and the type of the underlying debts and loans in the tranche of the CDO or CLO, respectively, in which the Fund invests. CDOs and CLOs also carry risks including, but not limited to, interest rate risk and credit risk.

●	Changing Fixed Income Market Conditions Risk. Future interest rate increases by the Federal Reserve could cause the value of any fund that invests in fixed income securities to decrease. Federal Reserve policy changes may expose fixed-income and related markets to heightened volatility and may reduce liquidity for certain Fund investments, which could cause the value of the Fund’s investments and share price to decline. If the Fund invests in derivatives tied to fixed-income markets, the Fund may be more substantially exposed to these risks than the Fund that does not invest in derivatives. To the extent the Fund experiences high redemptions because of these policy changes, the Fund may experience increased portfolio turnover, which will increase the costs the Fund incurs and may lower its performance. Furthermore, if rising interest rates cause the Fund to lose enough value, the Fund could also face increased shareholder redemptions, which could force the Fund to liquidate investments at disadvantageous times or prices, therefore adversely affecting the Fund. In addition, decreases in fixed income dealer market-making capacity may persist in the future, potentially leading to decreased liquidity and increased volatility in the fixed income markets.

●	Collateralized Bond Obligation Risk. The pool of securities underlying collateralized bond obligations is typically separated in groupings called tranches representing different degrees of credit quality. The higher quality tranches have greater degrees of protection and pay lower interest rates. The lower tranches, with greater risk, pay higher interest rates.

●	Commodity Risk. When the Fund invests in ETFs that invest in (1) companies that derive a large portion of their revenue or profit from commodities or (2) commodity-linked securities, the Fund will be exposed to commodity-related risks. Commodity-related risks include production risks caused by unfavorable weather, animal and plant disease, geologic and environmental factors. Commodity-related risks also include unfavorable changes in government regulation such as tariffs, embargoes or burdensome production rules and restrictions. The value of commodity-related securities may also be affected by changes in overall market movements, commodity index volatility, changes in interest rates and the global economy.

●	Conflict of Interest - Adviser Risk. The Adviser and other individuals associated with the Adviser may receive compensation and/or have other arrangements that may be in conflict to the interests of the Fund.

●	Conflict of Interest - Portfolio Manager Risk. Actual or apparent conflicts of interest may arise when a portfolio manager has day-to-day responsibilities with respect to more than one fund or other accounts. More specifically, portfolio managers who advise multiple funds are presented with the following potential conflicts:

Advising multiple accounts may result in the portfolio manager devoting unequal time and attention to each account. Advising multiple funds and accounts also may give rise to potential conflicts of interest if the funds and accounts have different objectives, benchmarks, time horizons, and fees as the portfolio manager must allocate his time and investment ideas across multiple funds and accounts.

With respect to securities transactions for the Fund, the Adviser determines which broker to use to execute each order, consistent with the duty to seek best execution of the transaction. The portfolio manager may execute transactions for another fund or account that may adversely impact the value of securities held by the Fund. Securities selected for funds or accounts other than the Fund may outperform the securities selected for the Fund.

The appearance of a conflict of interest may arise where the Adviser has an incentive, such as a performance-based advisory fee. Advising personal accounts may give rise to potential conflicts of interest; there is no assurance that the Fund’s code of ethics will adequately address such conflicts. One of the portfolio manager’s numerous responsibilities is to assist in the sale of Fund shares. Because the portfolio manager’s compensation is indirectly linked to the sale of Fund shares, they may have an incentive to devote time to marketing efforts designed to increase sales of Fund shares.

The Adviser has adopted a code of ethics that, among other things, permits personal trading by employees under conditions where it has been determined that such trades would not adversely impact client accounts. Nevertheless, the advising personal accounts may give rise to potential conflicts of interest, and there is no assurance that these codes of ethics will adequately address such conflicts.

●	Convertible Securities Risk. Convertible securities are hybrid securities that have characteristics of both bonds and common stocks and are subject to fixed income security risks and conversion value-related equity risk. Convertible securities are similar to other fixed-income securities because they usually pay a fixed interest rate and are obligated to repay principal on a given date in the future. The market value of fixed-income securities tends to decline as interest rates increase. Convertible securities are particularly sensitive to changes in interest rates when their conversion to equity feature is small relative to the interest and principal value of the bond. If a convertible security’s investment value is greater than its conversion value, its price will likely increase when interest rates fall and decrease when interest rates rise. If the conversion value exceeds the investment value, the price of the convertible security will tend to fluctuate directly with the price of the underlying equity security. Convertible issuers may not be able to make principal and interest payments on the bond as they become due. Convertible securities may also be subject to prepayment or redemption risk. If a convertible security is called for redemption, the Fund will be required to surrender the security for redemption, convert it into the issuing company’s common stock or cash at a time that may be unfavorable to the Fund.

Convertible securities have characteristics similar to common stocks especially when their conversion value is greater than the interest and principal value of the bond. The price of equity securities may rise or fall because of economic or political changes. Stock prices in general may decline over short or even extended periods of time. Market prices of equity securities in broad market segments may be adversely affected by a prominent issuer having experienced losses or by the lack of earnings or such an issuer’s failure to meet the market’s expectations with respect to new products or services, or even by factors wholly unrelated to the value or condition of the issuer, such as changes in interest rates. When a convertible securities ’s value is more closely tied to its conversion to stock feature, it is sensitive to the underlying stock’s price.

●	Counterparty Risk. The risk exists that a counterparty to a financial instrument held by the Fund or by a special purpose or structured vehicle in which the Fund invests may become insolvent or otherwise fail to perform its obligations due to financial difficulties, including making payments to the Fund. The Fund may obtain no or limited recovery in a bankruptcy or other organizational proceedings, and any recovery may be significantly delayed. Transactions that the Fund enters into may involve counterparties in the financial services sector and, as a result, events affecting the financial services sector may cause the Fund’s share value to fluctuate.

●	Credit Default Swap Risk. Credit default swaps (“CDS”) are typically two-party financial contracts that transfer credit exposure between the two parties. Under a typical CDS, one party (the “seller”) receives pre-determined periodic payments from the other party (the “buyer”). The seller agrees to make compensating specific payments to the buyer if a negative credit event occurs, such as the bankruptcy or default by the issuer of the underlying debt instrument. The use of CDS involves investment techniques and risks different from those associated with ordinary portfolio security transactions, such as potentially heightened counterparty, concentration and exposure risks.

●	Credit Risk. Credit risk is the risk that an issuer of a security will fail to pay principal and interest in a timely manner, reducing the Fund’s total return. The Fund may invest in high-yield, high-risk securities commonly called “junk bonds”, that are not investment grade and are generally considered speculative because they present a greater risk of loss, including default, than higher quality debt securities. Credit risk may be substantial for the Fund.

●	Credit Risk (for Floating Rate Loans). Credit risk is the risk that the issuer of a security and other instrument will not be able to make principal and interest payments when due. The value of the Fund’s shares, and the Fund’s ability to pay dividends, is dependent upon the performance of the assets in its portfolio. Prices of the Fund’s investments can fall if the actual or perceived financial health of the borrowers on, or issuers of, such investments deteriorates, whether because of broad economic or issuer-specific reasons. In severe cases, the borrower or issuer could be late in paying interest or principal, or could fail to pay altogether.

In the event a borrower fails to pay scheduled interest or principal payments on an investment held by the Fund, the Fund will experience a reduction in its income and a decline in the market value of such investment. This will likely reduce the amount of dividends paid by the Fund and likely lead to a decline in the net asset value of the Fund’s shares.

The Fund may invest in floating rate loans that are senior in the capital structure of the borrower or issuer, and that are secured with specific collateral. Loans that are senior and secured generally involve less risk than unsecured or subordinated debt and equity instruments of the same borrower because the payment of principal and interest on senior loans is an obligation of the borrower that, in most instances, takes precedence over the payment of dividends or the return of capital to the borrower’s shareholders, and payments to bond holders; and because of the collateral supporting the repayment of the debt instrument. However, the value of the collateral may not equal the Fund’s investment when the debt instrument is acquired or may decline below the principal amount of the debt instrument subsequent to the Fund’s investment. Also, to the extent that collateral consists of stocks of the borrower, or its subsidiaries or affiliates, the Fund bears the risk that the stocks may decline in value, be relatively illiquid, or may lose all or substantially all of their value, causing the Fund’s investment to be undercollateralized. Therefore, the liquidation of the collateral underlying a floating rate loan in which the Fund has invested, may not satisfy the borrower’s obligation to the Fund in the event of non-payment of scheduled interest or principal, and the collateral may not be able to be readily liquidated.

In the event of the bankruptcy of a borrower or issuer, the Fund could experience delays and limitations on its ability to realize the benefits of the collateral securing the Fund’s investment. Among the risks involved in a bankruptcy are assertions that the pledge of collateral to secure a loan constitutes a fraudulent conveyance or preferential transfer that would have the effect of nullifying or subordinating the Fund’s rights to the collateral.

The floating rate debt in which the Fund invests may be generally rated lower than investment-grade credit quality, i.e., rated lower than “Baa3” by Moody’s Investors Service, Inc. (“Moody’s”) or “BBB-” by Standard & Poor’s Ratings Services (“S&P”), or have been made to borrowers who have issued debt securities that are rated lower than investment-grade in quality or, if unrated, would be rated lower than investment-grade credit quality. Investment decisions for the Fund will be based largely on the credit analysis performed by the Adviser, and not entirely on rating agency evaluation. This analysis may be difficult to perform. Information about a loan and its borrower generally is not in the public domain. Many borrowers have not issued securities to the public and are not subject to reporting requirements under federal securities laws. Generally, however, borrowers are required to provide financial information to lenders and information may be available from other loan market participants or agents that originate or administer loans.

●	Currency Risk. Currency risk is the risk that fluctuations in exchange rates will adversely affect the market value of the Fund’s investments. Currency risk includes the risk that the currencies in which the Fund has taken a position, or in which the Fund’s investments are denominated, will decline in value. Derivative transactions in foreign currencies (such as futures, forwards, options, and swaps) are also subject to currency risk. Some currencies are illiquid, and the Fund may not be able to convert them into U.S. dollars or may only be able to do so at an unfavorable exchange rate. Currency trading involves significant risks, including market risk, interest rate risk, country risk, counterparty credit risk and short sale risk. Market risk results from the price movement of foreign currency values in response to shifting market supply and demand. Since exchange rate changes can readily move in one direction, a currency position carried overnight or over a number of days may involve greater risk than one carried a few minutes or hours. Interest rate risk arises whenever a country changes its stated interest rate target associated with its currency. Country risk arises because virtually every country has interfered with international transactions in its currency. Interference has taken the form of regulation of the local exchange market, restrictions on foreign investment by residents or limits on inflows of investment funds from abroad. Restrictions on the exchange market or on international transactions are intended to affect the level or movement of the exchange rate. This risk could include the country issuing a new currency, effectively making the “old” currency worthless. The Fund may also take short positions, through derivatives, if the Adviser believes the value of a currency is likely to depreciate in value. A “short” position is, in effect, similar to a sale in which the Fund sells a currency it does not own but, has borrowed in anticipation that the market price of the currency will decline. The Fund must replace a short currency position by purchasing it at the market price at the time of replacement, which may be more or less than the price at which the Fund took a short position in the currency.

●	Derivatives Risk. The Fund may use derivatives to enhance returns or hedge against market declines. The Fund’s use of derivative instruments involves risks different from, or possibly greater than, the risks associated with investing directly in securities and other traditional investments. These risks include (i) the risk that the counterparty to a derivative transaction may not fulfill its contractual obligations; (ii) the risk of mispricing or improper valuation; and (iii) the risk that changes in the value of the derivative may not correlate perfectly with the underlying asset, rate or index. Derivative prices are highly volatile and may fluctuate substantially during a short period of time. Such prices are influenced by numerous factors that affect the markets, including, but not limited to: changing supply and demand relationships; government programs and policies; national and international political and economic events, changes in interest rates, inflation and deflation and changes in supply and demand relationships. Trading derivative instruments involves risks different from, or possibly greater than, the risks associated with investing directly in securities including:

○	Leverage and Volatility Risk: Derivative contracts ordinarily have leverage inherent in their terms. The low margin deposits normally required in trading derivatives, including futures contracts, permit a high degree of leverage. In addition, it is anticipated that investments in derivatives will be “notionally funded” - that is their nominal trading level will exceed the cash deposited in the trading accounts. Accordingly, a relatively small price movement may result in an immediate and substantial loss to the Fund. The use of leverage may also cause the Fund to liquidate portfolio positions when it would not be advantageous to do so in order to satisfy its obligations. The use of leveraged derivatives can magnify the Fund’s potential for gain or loss and, therefore, amplify the effects of market volatility on the Fund’s share price.

○	Liquidity Risk: Although it is anticipated that the derivatives traded by the Fund will be actively traded, it is possible that particular investments might be difficult to purchase or sell, possibly preventing the Fund from executing positions at an advantageous time or price, or possibly requiring them to dispose of other investments at unfavorable times or prices in order to satisfy their obligations. Most U.S. commodity futures exchanges impose daily limits regulating the maximum amount above or below the previous day’s settlement price which a futures contract price may fluctuate during a single day. During a single trading day, no trades may be executed at prices beyond the daily limit. Once the price of a particular futures contract has increased or decreased to the limit point, it may be difficult, costly or impossible to liquidate a position. It is also possible that an exchange or the Commodity Futures Trading Commission (“CFTC”), which regulates commodity futures exchanges, may suspend trading in a particular contract, order immediate settlement of a contract or order the liquidation or trading of open positions only.

○	Counterparty Risk: The risk exists that a counterparty to a financial instrument held by the Fund or by a special purpose or structured vehicle in which the Fund invests may become insolvent or otherwise fail to perform its obligations due to financial difficulties, including making payments to the Fund. The Fund may obtain no or limited recovery in a bankruptcy or other organizational proceedings, and any recovery may be significantly delayed. Transactions that the Fund enters into may involve counterparties in the financial services sector and, as a result, events affecting the financial services sector may cause the Fund’s share value to fluctuate.

●	Dividend Yield Risk. While the Fund may hold securities of companies that have historically paid a dividend, those companies may reduce or discontinue their dividends, thus reducing the yield of the Fund. Lower priced securities in the Fund may be more susceptible to these risks. Past dividend payments are not a guarantee of future dividend payments. Also, the market return of high dividend yield securities, in certain market conditions, may be worse than the market return of other investment strategies or the overall stock market.

●	Duration Risk. A portfolio with a longer average portfolio duration may be more sensitive to interest rate changes. Rising interest rates pose a heightened risk to the Fund’s longer-term fixed income securities. Effective duration estimates price changes for relatively small changes in rates. If rates rise significantly, effective duration may tend to understate the drop in a security’s price. If rates drop significantly, effective duration may tend to overstate the rise in a security’s price.

●	Emerging Markets Risk. The Fund may invest in countries with newly organized or less developed securities markets. There are typically greater risks involved in investing in emerging markets securities. Generally, economic structures in these countries are less diverse and mature than those in developed countries and their political systems tend to be less stable. There may also be less reliable or publicly-available information about emerging markets due to non-uniform regulatory, auditing or financial recordkeeping standards (including material limits on Public Company Accounting Oversight Board inspection, investigation, and enforcement), which could cause errors in the implementation of the Fund’s investment strategy. Emerging market economies may be based on only a few industries, therefore security issuers, including governments, may be more susceptible to economic weakness and more likely to default. Emerging market countries also may have relatively unstable governments, weaker economies, and less-developed legal systems with fewer security holder rights. The Fund’s performance may depend on issues other than those that affect U.S. companies and may be adversely affected by different rights and remedies associated with emerging market investments, or the lack thereof, compared to those associated with U.S. companies. Investments in emerging markets countries may be affected by government policies that restrict foreign investment in certain issuers or industries. The potentially smaller size of their securities markets and lower trading volumes can make investments relatively illiquid and potentially more volatile than investments in developed countries, and such securities may be subject to abrupt and severe price declines. Due to this relative lack of liquidity, the Fund may have to accept a lower price or may not be able to sell a portfolio security at all. An inability to sell a portfolio position can adversely affect the Fund’s value or prevent the Fund from being able to meet cash obligations or take advantage of other investment opportunities.

●	Equity Securities Risks. The Fund may invest in common stock, which subjects the Fund to risks that include the financial risk of selecting securities that do not perform as anticipated, the risk that the stock markets in which the Fund invests may experience periods of turbulence and instability, and the general risk that domestic and global economies may go through periods of decline and cyclical change. Many factors affect the performance of each company in which the Fund invests, including the strength of the company’s management or the demand for its product or services. The value of a company’s share price may decline as a result of poor decisions made by management or lower demand for the company’s products or services. In addition, a company’s share price may also decline if its earnings or revenues fall short of expectations.

●	ETFs Risk. The cost of investing in the Fund will be higher than the cost of investing directly in the ETFs in which it invests and may be higher than other mutual funds that invest directly in stocks and bonds. Each ETF is subject to specific risks, depending on the nature of the ETF. Like an open-end investment company (mutual fund), the value of an ETF can fluctuate based on the prices of the securities owned by the ETF, and ETFs are also subject to the following additional risks: (i) the ETF’s market price may be less than its net asset value; (ii) an active market for the ETF may not develop;(iii) market trading in the ETF may be halted under certain circumstances and (iv) the value of an ETF can fluctuate based on the prices of the securities held by the ETF.

●	Exchange Traded Notes (“ETNs”) Risk. Similar to ETFs, owning an ETN generally reflects the risks of owning the assets that comprise the underlying market benchmark or strategy that the ETN is designed to reflect. ETNs also are subject to issuer and fixed-income risk.

●	Fixed Income Risk. When the Fund invests in ETFs that own bonds, the value of your investment in the Fund will fluctuate with changes in interest rates. Typically, a rise in interest rates causes a decline in the value of bond ETFs owned by the Fund. In general, the market price of debt securities with longer maturities will increase or decrease more in response to changes in interest rates than the market price of shorter-term securities. Other risk factors include credit risk (the debtor may default) and prepayment risk (the debtor may pay its obligation early, reducing the amount of interest payments). These risks could affect the value of a particular investment by the Fund possibly causing the Fund’s share price and total return to be reduced and fluctuate more than other types of investments.

●	Foreign Currency Risk. Currency trading involves significant risks, including market risk, interest rate risk, country risk, counterparty credit risk and short sale risk. Market risk results from the price movement of foreign currency values in response to shifting market supply and demand. Since exchange rate changes can readily move in one direction, a currency position carried overnight or over a number of days may involve greater risk than one carried a few minutes or hours. Interest rate risk arises whenever a country changes its stated interest rate target associated with its currency. Country risk arises because virtually every country has interfered with international transactions in its currency. Interference has taken the form of regulation of the local exchange market, restrictions on foreign investment by residents or limits on inflows of investment funds from abroad. Restrictions on the exchange market or on international transactions are intended to affect the level or movement of the exchange rate. This risk could include the country issuing a new currency, effectively making the “old” currency worthless.

●	Foreign Currency Forward Risk. Foreign currency forward contracts are a type of derivative contract whereby the Fund may agree to buy or sell a country’s or region’s currency at a specific price on a specific date, usually 30, 60, or 90 days in the future. These contracts are subject to the risk of political and economic factors applicable to the countries issuing the underlying currencies and may fall in value due to foreign market downswings or foreign currency value fluctuations. Forward foreign currency contracts are individually negotiated and privately traded so they are dependent upon the creditworthiness of the counterparty and subject to counterparty risk. The Fund’s investment or hedging strategies may not achieve their objective. Derivative prices are highly volatile and may fluctuate substantially during a short period of time. Such prices are influenced by numerous factors that affect the markets, including, but not limited to: changing supply and demand relationships; government programs and policies; national and international political and economic events, changes in interest rates, inflation and deflation and changes in supply and demand relationships. Derivative contracts ordinarily have leverage inherent in their terms and low margin deposits normally required in trading derivatives permit a high degree of leverage. Accordingly, a relatively small price movement may result in an immediate and substantial loss to the Fund. The use of leverage may also cause the Fund to liquidate portfolio positions when it would not be advantageous to do so in order to satisfy its obligations or to meet collateral segregation requirements. The use of leveraged derivatives can magnify the Fund’s potential for gain or loss and, therefore, amplify the effects of market volatility on the Fund’s share price.

●	Foreign Exchanges Risk. A portion of the derivatives trades made by the Fund may be take place on foreign markets. Neither existing CFTC regulations nor regulations of any other U.S. governmental agency apply to transactions on foreign markets. Some of these foreign markets, in contrast to U.S. exchanges, are so-called principals’ markets in which performance is the responsibility only of the individual counterparty with whom the trader has entered into a commodity interest transaction and not of the exchange or clearing corporation. In these kinds of markets, there is risk of bankruptcy or other failure or refusal to perform by the counterparty.

●	Foreign Exposure Risk. The Fund’s investment in ETFs may cause the Fund to be exposed to the risks associated with foreign markets. Special risks associated with investments in foreign markets may include less liquidity, greater volatility, less developed or less efficient trading markets, lack of comprehensive company information, political instability and differing auditing and legal standards.

●	Foreign Securities Risk. The value of foreign securities is subject to currency fluctuations. Foreign companies are generally not subject to the same regulatory requirements of U.S. companies thereby resulting in less publicly available information about these companies. In addition, foreign accounting, auditing and financial reporting standards generally differ from those applicable to U.S. companies. Depositary receipts maintain substantially the same risks as those associated with investments in foreign securities and may be under no obligation to distribute shareholder communications or pass through any voting rights with respect to the deposited securities.

●	Forwards Risk. Forward contracts are individually negotiated and privately traded so they are dependent upon the creditworthiness of the counterparty and subject to counterparty default risk and liquidity risk. If a counterparty defaults and fails to deliver or settle a forward trade, replacing the transaction may be costly. Liquidity risk exists because no organized secondary market exists to trade or dispose of forward obligations.

●	Futures Contract Risk. The Fund’s use of futures involves risks different from, or possibly greater than, the risks associated with investing directly in securities and other traditional investments. These risks include (i) leverage risk (ii) risk of mispricing or improper valuation; and (iii) the risk that changes in the value of the futures contract may not correlate perfectly with the underlying index. Investments in futures involve leverage, which means a small percentage of assets invested in futures can have a disproportionately large impact on the Fund. This risk could cause the Fund to lose more than the principal amount invested. Futures contracts may become mispriced or improperly valued when compared to the Adviser’s expectation and may not produce the desired investment results. Additionally, changes in the value of futures contracts may not track or correlate perfectly with the underlying index because of temporary, or even long-term, supply and demand imbalances and because futures do not pay dividends unlike the stocks upon which they are based.

●	Geographic Concentration Risk. The Fund may be particularly susceptible to economic, political, regulatory or other events or conditions affecting countries within the specific geographic regions in which the Fund invests. Currency devaluations could occur in countries that have not yet experienced currency devaluation to date, or could continue to occur in countries that have already experienced such devaluations. As a result, the Fund’s net asset value may be more volatile than a more geographically diversified fund.

●	Growth Stock Risk. Growth stocks can react differently to issuer, political, market, and economic developments than the market as a whole and other types of stocks. Growth stocks also tend to be more expensive relative to their earnings or assets compared to other types of stocks. As a result, growth stocks tend to be sensitive to changes in their earnings and more volatile in price than the stock market as a whole.

●	Hedging Risk. Hedging is a strategy in which the Fund uses a derivative to offset the risks associated with other Fund holdings. There can be no assurance that the Fund’s hedging strategy will reduce risk or that hedging transactions will be either available or cost effective. The Fund is not required to use hedging and may choose not to do so.

●	Index Risk. If a derivative is linked to the performance of an index, it will be subject to the risks associated with changes in that index.

●	Inflation-Indexed Bond Risk. Inflation-indexed bonds are fixed income securities whose principal values are periodically adjusted according to a measure of inflation. If the index measuring inflation falls, the principal value of inflation-indexed bonds will be adjusted downward, and consequently the interest payable on these securities (calculated with respect to a smaller principal amount) will be reduced. Repayment of the original bond principal upon maturity (as adjusted for inflation) is guaranteed in the case of U.S. Treasury inflation indexed bonds. For bonds that do not provide a similar guarantee, the adjusted principal value of the bond repaid at maturity may be less than the original principal. With regard to municipal inflation-indexed bonds and certain corporate inflation-indexed bonds, the inflation adjustment is reflected in the semi-annual coupon payment. As a result, the principal value of municipal inflation-indexed bonds and such corporate inflation indexed bonds does not adjust according to the rate of inflation. The value of inflation-indexed bonds is expected to change in response to changes in real interest rates. Real interest rates are tied to the relationship between nominal interest rates and the rate of inflation. If nominal interest rates increase at a faster rate than inflation, real interest rates may rise, leading to a decrease in value of inflation-indexed bonds. Inflation-indexed bonds may cause a potential cash flow mismatch to investors because an increase in the principal amount of an inflation-indexed bond will be treated as interest income currently subject to tax at ordinary income rates even though investors will not receive repayment of principal until maturity. If the Fund invests in such bonds, it will be required to distribute such interest income in order to qualify for treatment as a regulated investment company and eliminate the Fund-level tax, without a corresponding receipt of cash, and therefore may be required to dispose of portfolio securities at a time when it may not be desirable.

●	Inflation Protected Securities Risk. Inflation-protected debt securities tend to react to changes in real interest rates. Real interest rates represent nominal (stated) interest rates reduced by the expected impact of inflation. In general, the price of an inflation-protected debt security can fall when real interest rates rise, and can rise when real interest rates fall. Interest payments on inflation-protected debt securities can be unpredictable and will vary as the principal and/or interest is adjusted for inflation.

●	Interest Rate Risk. Interest rate risk is the risk that bond prices overall, including the prices of securities held by the Fund, will decline over short or even long periods of time due to rising interest rates. Bonds with longer maturities tend to be more sensitive to interest rates than bonds with shorter maturities. For example, if interest rates go up by

1.0%, the price of a 4% coupon bond will decrease by approximately 1.0% for a bond with 1 year to maturity and approximately 4.4% for a bond with 5 years to maturity. Rising interest rates pose a heightened risk to the Fund’s longer-term fixed income securities.

●	Interest Rate Risk (for Floating Rate Loans). Changes in short-term market interest rates will directly affect the yield of the Fund’s shares invested in floating rate debt. If short-term market interest rates fall, the yield on the Fund’s shares will also fall. Conversely, when short-term market interest rates rise, because of the lag between changes in such short-term rates and the resetting of the floating rates on the floating rate debt in the Fund’s portfolio, the impact of rising rates will be delayed to the extent of such lag. In addition, to the extent that the interest rate spreads on floating rate debt in the Fund’s portfolio experience a general decline, the yield on the Fund’s shares will fall and the value of the Fund’s assets may decrease, which will cause the Fund’s net asset value to decrease. With respect to the Fund’s investments in fixed rate instruments, a rise in interest rates generally causes values to fall. The values of fixed rate securities with longer maturities or duration are more sensitive to changes in interest rates.

●	Inverse ETF Risk. Investing in inverse ETFs may result in increased volatility due to the Fund’s possible use of short sales of securities and derivatives such as options and futures. The use of leverage by an ETF increases risk to the Fund. The more the Fund invests in leveraged instruments, the more the leverage will magnify any gains or losses on those investments. During periods of increased volatility, inverse ETFs may not perform in the manner they are designed.

●	Investment Model Risk. Like all quantitative analysis, the investment models utilized by the Adviser carry the risk that the ranking system, valuation results and predictions might be based on one or more incorrect assumptions, insufficient historical data, inadequate design, or may not be suitable for the purpose intended. In addition, models may not perform as intended for many reasons including errors, omissions, imperfections or malfunctions. Because the use of models is usually constructed based on data supplied by third parties, the success of the Adviser’s use of such models is dependent on the accuracy and reliability of the supplied data. Historical data inputs may be subject to revision or corrections, which may diminish data reliability and quality of predictive results. Changing and unforeseen market dynamics could also lead to a decrease in the short-term or long-term effectiveness of a model. Models may lose their predictive validity and incorrectly forecast future market behavior and asset prices, leading to potential losses. No assurance can be given that a model will be successful under all or any market conditions.

●	Issuer Specific Risk. The value of a specific security can be more volatile than the market as a whole and can perform differently from the value of the market as a whole. The value of securities of smaller issuers can be more volatile than those of larger issuers. The value of certain types of securities can be more volatile due to increased sensitivity to adverse issuer, political, regulatory, market, or economic developments. The value of each underlying pool will be dependent on the success of the strategies used by its manager or managers. Certain managers may be dependent upon a single individual or small group of individuals, the loss of which could adversely affect their success.

●	Junk Bond Risk. Lower-quality bonds, known as “high yield” or “junk” bonds, present a significant risk for loss of principal and interest. These bonds offer the potential for higher return, but also involve greater risk than bonds of higher quality, including an increased possibility that the bond’s issuer, obligor or guarantor may not be able to make its payments of interest and principal (credit quality risk). If that happens, the value of the bond may decrease, and the Fund’s share price may decrease and its income distribution may be reduced. An economic downturn or period of rising interest rates (interest rate risk) could adversely affect the market for these bonds and reduce the Fund’s ability to sell its bonds (liquidity risk). Such securities may also include “Rule 144A” investments, which are subject to resale restrictions. The lack of a liquid market for these bonds could decrease the Fund’s share price.

●	Large-Capitalization Company Risk. Large-capitalization companies may be less able than smaller capitalization companies to adapt to changing market conditions. Large-capitalization companies may be more mature and subject to more limited growth potential compared with smaller capitalization companies. During different market cycles, the performance of large capitalization companies has trailed the overall performance of the broader securities markets.

●	Leverage Risk. Using derivatives can create leverage, which can amplify the effects of market volatility on the Fund’s share price and make the Fund’s returns more volatile. The use of leverage may cause the Fund to liquidate portfolio positions when it would not be advantageous to do so in order to satisfy its obligations. The use of leverage may also cause the Fund to have higher expenses than those of mutual funds that do not use such techniques.

●	Leveraged ETF Risk. Leveraged ETFs will amplify losses because they are designed to produce returns that are a multiple of the index to which they are linked. Most leveraged ETFs “reset” daily. Due to the effect of compounding, their performance over longer periods of time can differ significantly from the performance of their underlying index or benchmark during the same period of time.

●	Liquidity Risk. Liquidity risk exists when particular investments are difficult to sell. Although most of the Fund’s securities must be liquid at the time of investment, the Fund may purchase illiquid investments and securities may become illiquid after purchase by the Fund, particularly during periods of market turmoil. When the Fund holds illiquid investments, the Fund’s investments may be harder to value, especially in changing markets, and if the Fund is forced to sell these investments to meet redemptions or for other cash needs, the Fund may suffer a loss. In addition, when there is illiquidity in the market for certain securities, the Fund, due to limitations on investments in illiquid investments, may be unable to achieve its desired level of exposure to a certain sector.

●	Litigation Risk. The Fund may be named in a lawsuit despite no wrongdoing by the Fund, its Adviser or any other service provider to the Fund. The defense of a lawsuit may detrimentally impact the Fund and its shareholders, including incurring legal defense cost, regulatory costs and increased insurance premiums.

●	Loan Risk. Investments in bank loans may subject the Fund to heightened credit risks because such loans tend to be highly leveraged and potentially more susceptible to the risks of interest deferral, default and/or bankruptcy. Senior floating rate loans are often rated below investment grade, but may also be unrated. The risks associated with these loans can be similar to the risks of below investment-grade fixed income instruments. An economic downturn would generally lead to a higher non-payment rate, and a senior floating rate loan may lose significant market value before a default occurs. Moreover, any specific collateral used to secure a senior floating rate loan may decline in value or become illiquid, which would adversely affect the loan’s value. Unlike the securities markets, there is no central clearinghouse for loan trades, and the loan market has not established enforceable settlement standards or remedies for failure to settle. Therefore, portfolio transactions in loans may have uncertain settlement time periods. Senior floating rate loans are subject to a number of risks described elsewhere in this Prospectus, including liquidity risk and the risk of investing in below-investment grade fixed income instruments.

●	Machinery and Electrical Equipment Industry Risk. The machinery and electrical equipment industries can be significantly affected by general economic trends, including employment, economic growth, and interest rates; changes in consumer sentiment and spending; overall capital spending levels, which are influenced by an individual company’s profitability and broader factors such as interest rates and foreign competition; commodity prices; technical obsolescence; labor relations legislation; government regulation and spending; import controls; and worldwide competition. Companies in these industries also can be adversely affected by liability for environmental damage, depletion of resources, and mandated expenditures for safety and pollution control.

●	Management Risk. The portfolio manager’s judgments about the attractiveness, value and potential appreciation of particular stocks or other securities in which the Fund invests may prove to be incorrect and there is no guarantee that the portfolio manager’s judgment will produce the desired results.

●	Market Risk. Overall market risks may also affect the value of the Fund. The market values of securities or other investments owned by the Fund will go up or down, sometimes rapidly or unpredictably. Factors such as economic growth and market conditions, interest rate levels, exchange rates and political events affect the securities markets. Changes in market conditions and interest rates generally do not have the same impact on all types of securities and instruments. Unexpected local, regional or global events and their aftermath, such as war; acts of terrorism; financial, political or social disruptions; natural, environmental or man-made disasters; climate-change and climate-related events; the spread of infectious illnesses or other public health issues; recessions and depressions; or other tragedies, catastrophes and events could have a significant impact on the Fund and its investments and could result in increased premiums or discounts to the Fund’s net asset value, and may impair market liquidity, thereby increasing liquidity risk. Such events can cause investor fear and panic, which can adversely affect the economies of many companies, sectors, nations, regions and the market in general, in ways that cannot necessarily be foreseen. COVID-19 adversely affected, and other infectious illness outbreaks that may arise in the future could adversely affect, the economies of many nations and the entire global economy, individual issuers and capital markets in ways that cannot necessarily be foreseen. In addition, the impact of infectious illnesses in emerging market countries may be greater due to generally less established healthcare systems. Public health crises may exacerbate other pre-existing political, social and economic risks in certain countries or globally. The duration of these effects cannot be determined with certainty.

●	Market Volatility-Linked ETFs Risk. ETFs that are linked to market volatility have the risks associated with investing in futures. An ETF’s use of futures involves risks different from, or possibly greater than, the risks associated with investing directly in securities and other traditional investments. These risks include (i) leverage risk; (ii) risk of mispricing or improper valuation; and (iii) the risk that changes in the value of the futures contract may not correlate perfectly with the underlying index. Investments in futures involve leverage, which means a small percentage of assets invested in futures can have a disproportionately large impact on the Fund. This risk could cause the ETF to lose more than the principal amount invested. Futures contracts may become mispriced or improperly valued when compared to the adviser’s expectation and may not produce the desired investment results. Additionally, changes in the value of futures contracts may not track or correlate perfectly with the underlying index because of temporary, or even long-term, supply and demand imbalances and because futures do not pay dividends unlike the stocks upon which they are based.

●	Medium (Mid) Capitalization Company Risk. To the extent the Fund invests in the stocks of mid-sized companies, the Fund may be subject to additional risks. The earnings and prospects of these companies are more volatile than larger companies. These companies may experience higher failure rates than larger companies. Mid-sized companies normally have a lower trading volume than larger companies, which may tend to make their market price fall more disproportionately than larger companies in response to selling pressures. Mid-sized companies may also have limited markets, product lines or financial resources and may lack management experience.

●	Micro-Capitalization Company Risk. Micro-capitalization companies may be newly formed or have limited product lines, distribution channels and financial and managerial resources. The risks associated with those investments are generally greater than those associated with investments in the securities of larger, more established companies. This may cause the Fund’s net asset value to be more volatile when compared to investment companies that focus only on large capitalization companies.

Generally, securities of micro-capitalization companies are more likely to experience sharper swings in market value, less liquid markets in which it may be more difficult for the Adviser to sell at times and at prices that the Adviser believes appropriate and generally are more volatile than those of larger companies. Compared to large companies, micro-capitalization companies are more likely to have (i) less information publicly available, (ii) more limited product lines or markets and less mature businesses, (iii) fewer capital resources, (iv) more limited management depth and (v) shorter operating histories. Further, the equity securities of micro-capitalization companies are often traded over-the-counter and generally experience a lower trading volume than is typical for securities that are traded on a national securities exchange. Consequently, the Fund may be required to dispose of these securities over a larger period of time (and potentially at less favorable prices) than would be the case for securities of larger companies, offering greater potential for gains and losses and associated tax consequences.

●	MLP and MLP-Related Securities Risk. Investments in Master Limited Partnerships (“MLPs”) and MLP-related securities involve risks different from those of investing in common stock including risks related to limited control and limited rights to vote on matters affecting the MLP or MLP-related security, risks related to potential conflicts of interest between an MLP and the MLP’s general partner, cash flow risks, dilution risks (which could occur if the MLP raises capital and then invests it in projects whose return fails to exceed the cost of capital raised) and risks related to the general partner’s limited call right. MLPs and MLP-related securities are generally considered interest-rate sensitive investments. During periods of interest rate volatility, these investments may not provide attractive returns. During periods of rising interest rates, the use of MLPs or MLP-related securities could hinder the overall performance of the Fund.

MLP Tax Risk MLPs, typically, do not pay U.S. federal income tax at the partnership level. Instead, each partner is allocated a share of the partnership’s income, gains, losses, deductions and expenses. A change in current tax law or in the underlying business mix of a given MLP could result in an MLP being treated as a corporation for U.S. federal income tax purposes, which would result in such MLP being required to pay U.S. federal income tax on its taxable income. The classification of an MLP as a corporation for U.S. federal income tax purposes would have the effect of reducing the amount of cash available for distribution by the MLP. Thus, if any of the MLPs owned by the Fund were treated as corporations for U.S. federal income tax purposes, it could result in a reduction of the value of your investment in the Fund and lower income, as compared to an MLP that is not taxed as a corporation.

●	Municipal Bond Risk. The value of municipal bonds that depend on a specific revenue source or general revenue source to fund their payment obligations may fluctuate as a result of changes in the cash flows generated by the revenue source(s) or changes in the priority of the municipal obligation to receive the cash flows generated by the revenue source(s). In addition, changes in federal tax laws or the activity of an issuer may adversely affect the tax-exempt status of municipal bonds. There is no guarantee that a municipality will pay interest or repay principal. In addition, the ability of an issuer to make payments or repay interest may be affected by litigation or bankruptcy. In the event of such an issuer’s bankruptcy, the Fund could experience delays in collecting principal and interest, and may not, in all circumstances, be able to collect all principal and interest to which it is entitled. To enforce its rights in the event of a default in the payment of interest or repayment of principal, or both, a debt holder may, in some instances, take possession of, and manage, the assets securing the issuer’s obligations on such securities, which may increase the Fund’s operating expenses. Any income derived from the Fund’s ownership or operation of such assets may not be tax-exempt. Municipal bonds are generally subject to interest rate, credit and market risk.

Because many municipal bonds are issued to finance similar projects (such as those relating to education, health care, housing, transportation, and utilities), conditions in those sectors may affect the overall municipal securities market. In addition, changes in the financial condition of an individual municipal issuer can affect the overall municipal market. Municipal bonds backed by current or anticipated revenues from a specific project or specific assets can be negatively affected by the discontinuance of the supporting taxation or the inability to collect revenues for the specific project or specific assets. Municipal bonds are subject to the risk that the Internal Revenue Service (the “IRS”) may determine that an issuer has not complied with applicable tax requirements and that interest from the municipal bond is taxable, which may result in a significant decline in the value of the security. Municipal bonds may be less liquid than taxable bonds and there may be less publicly available information on the financial condition of municipal bond issuers than for issuers of other securities, and the investment performance of the Fund may, therefore, be more dependent on the analytical abilities of the Adviser than if the Fund held other types of investments. The secondary market for municipal bonds also tends to be less well-developed or liquid than many other securities markets, a by-product of lower capital commitments to the asset class by the dealer community, which may adversely affect the Fund’s ability to sell municipal bonds at attractive prices or value municipal bonds.

●	Options Market Risk. Markets for options and options on futures may not always operate on a fair and orderly basis. At times, prices for options and options on futures may not represent fair market value and prices may be subject to manipulation, which may be extreme under some circumstances. The dysfunction and manipulation of volatility and options markets may make it difficult for the Fund to effectively implement its investment strategy and achieve its objectives and could potentially lead to significant losses.

●	Options Risk. There are risks associated with the sale of call and put options. As the seller (writer) of a call option, the Fund assumes the risk of a decline in the market price of the underlying security below the purchase price of the underlying security less the premium received, and gives up the opportunity for gain on the underlying security above the exercise option price. As a seller (writer) of a put option, the Fund will lose money if the value of the security falls below the strike price.

●	Over-the-Counter (“OTC”) Trading Risk. Certain of the derivatives in which the Fund may invest may be traded (and privately negotiated) in the OTC market. While the OTC derivatives market is the primary trading venue for many derivatives, it is largely unregulated. As a result, and similar to other privately negotiated contracts, the Fund is subject to counterparty credit risk with respect to such derivative contracts.

●	Preferred Stock Risk. The value of preferred stocks will fluctuate with changes in interest rates. Typically, a rise in interest rates causes a decline in the value of preferred stock. Preferred stocks are also subject to credit risk, which is the possibility that an issuer of preferred stock will fail to make its dividend payments. Preferred stock prices tend to move more slowly upwards than common stock prices. In an issuer bankruptcy, preferred stock holders are subordinate to the claims of debtholders and may receive little or no recovery.

Prepayment and Extension Risk. During periods of declining interest rates, prepayment of loans underlying mortgage-backed and asset-backed securities usually accelerates. Prepayment may shorten the effective maturities of these securities, reducing their yield and market value, and the Fund may have to reinvest at a lower interest rate. Extension risk is the risk that if interest rates rise, repayments of principal on certain debt securities, including, but not limited to, floating rate loans and mortgage-related securities, may occur at a slower rate than expected and the expected maturity of those securities could lengthen as a result. Securities that are subject to extension risk generally have a greater potential for loss when prevailing interest rates rise, which could cause their values to fall sharply.

●	Real Estate and REIT Risk. The Fund is subject to the risks of the real estate market as a whole, such as taxation, regulations and economic and political factors that negatively impact the real estate market and the direct ownership of real estate. These may include decreases in real estate values, overbuilding, rising operating costs, interest rates and property taxes. In addition, some real estate related investments are not fully diversified and are subject to the risks associated with financing a limited number of projects. Investing in real estate investment trusts (“REITs”) involves certain unique risks in addition to those associated with the real estate sector generally. REITs whose underlying properties are concentrated in a particular industry or region are also subject to risks affecting such industries and regions. REITs (especially mortgage REITs) are also subject to interest rate risks. By investing in REITs through the Fund, a shareholder will bear expenses of the REITs in addition to Fund expenses. An entity that fails to qualify as a REIT would be subject to a corporate level tax, would not be entitled to a deduction for dividends paid to its shareholders and would not pass through to its shareholders the character of income earned by the entity. REITS are also heavily dependent upon the success of their management teams and are subject to heavy cash flow dependency, defaults by borrowers and self-liquidation.

●	Regulatory Risk. Changes in the laws or regulations of the United States or other countries, including any changes to applicable tax laws and regulations, could impair the ability of the Fund to achieve its investment objective and could increase the operating expenses of the Fund.

●	Repurchase and Reverse Repurchase Agreements Risk. The Fund may enter into repurchase agreements in which it purchases a security (known as the “underlying security”) from a securities dealer or bank. In the event of a bankruptcy or other default by the seller of are purchase agreement, the Fund could experience delays in liquidating the underlying security and losses in the event of a decline in the value of the underlying security while the Fund is seeking to enforce its rights under the repurchase agreement. Reverse repurchase agreements involve the sale of securities held by the Fund with an agreement to repurchase the securities at an agreed-upon price, date and interest payment, and involve the risk that (i) the other party may fail to return the securities in a timely manner, or at all, and (ii) the market value of assets that are required to be repurchased decline below the purchase price of the asset that has to be sold, resulting in losses to the Fund.

●	Restricted Securities Risk. The Fund may hold securities that are restricted as to resale under the U.S. federal securities laws. There can be no assurance that a trading market will exist at any time for any particular restricted security. Limitations on the resale of these securities may prevent the Fund from disposing of them promptly at reasonable prices or at all. The Fund may have to bear the expense of registering the securities for resale and the risk of substantial delays in effecting the registration. Also, restricted securities may be difficult to value because market quotations may not be readily available, and the values of restricted securities may have significant volatility.

●	Risk Management Risk. The measures that the Adviser or portfolio manager uses to monitor and manage the risks of the Fund may not accomplish the intended results and the Fund may experience losses significantly greater than expected.

●	Sector Exposure Risk. Sector exposure risk is the possibility that securities within the same sector will decline in price due to sector-specific market or economic developments. If the Fund invests more heavily in a particular sector, the value of its shares may be especially sensitive to factors and economic risks that specifically affect that sector. As a result, the Fund’s share price may fluctuate more widely than the value of shares of a mutual fund that invests in a broader range of sectors. Additionally, some sectors could be subject to greater government regulation than other sectors. Therefore, changes in regulatory policies for those sectors may have a material effect on the value of securities issued by companies in those sectors. These events or developments might include additional government regulation, resource shortages or surpluses, changes in consumer demands or improvements in technology that make products or services of a particular sector less desirable.

●	Security Risk. The value of the Fund may decrease in response to the activities and financial prospects of an individual security in the Fund’s portfolio. The net asset value of the Fund will fluctuate based on changes in the value of the securities in which the Fund invests. The Fund invests in securities that may be more volatile and carry more risk than some other forms of investment. The price of securities may rise or fall because of economic or political changes. Security prices in general may decline over short or even extended periods of time. Market prices of securities in broad market segments may be adversely affected by a prominent issuer having experienced losses, lack of earnings, failure to meet the market’s expectations with respect to new products or services, or even by factors wholly unrelated to the value or condition of the issuer, such as changes in interest rates.

●	Short Position Risk. The Fund’s long positions could decline in value at the same time that the value of the short positions increase, thereby increasing the Fund’s overall potential for loss. The Fund’s short positions may result in a loss if the price of the short position instruments rise and it costs more to replace the short positions. In contrast to the Fund’s long positions, for which the risk of loss is typically limited to the amount invested, the potential loss on the Fund’s short positions is potentially large. Market factors may prevent the Fund from closing out a short position at the most desirable time or at a favorable price.

●	Short Selling Risk. The Fund’s use of short positions to eliminate or reduce risk exposure in the Fund’s long positions may not be successful and the Fund may lose money on its long positions. An increase in the value of a security over the price at which it was sold short will result in a loss to the Fund, and there can be no assurance that the Adviser will be able to close out the position at any particular time or at an acceptable price. The loss from a short position is potentially unlimited. The Fund’s use of short sales will likely result in the creation of leverage in the Fund.

The Fund may have substantial short security positions and must borrow those securities to make delivery to the buyer. The Fund may not be able to borrow a security that it needs to deliver or it may not be able to close out a short position at an acceptable price and may have to sell related long positions before it had intended to do so. Thus, the Fund may not be able to successfully implement its short sale strategy due to limited availability of desired securities or for other reasons.

The Fund also may be required to pay a commission and other transaction costs, which would increase the cost of the security sold short. The amount of any gain will be decreased, and the amount of any loss increased, by the amount of the commission, dividends, interest or expenses the Fund may be required to pay in connection with the short sale.

Until the Fund replaces a borrowed security, it is required to maintain a segregated account of cash or liquid assets with a broker or custodian to cover the Fund’s short position. Generally, securities held in a segregated account cannot be sold unless they are replaced with other liquid assets. The Fund’s ability to access the pledged collateral may also be impaired in the event the broker fails to comply with the terms of the contract. In such instances the Fund may not be able to substitute or sell the pledged collateral.

●	Small and Mid-Capitalization Company Risk. The Fund may invest in ETFs that invest in the stocks of small and mid-sized companies, and therefore may be subject to additional risks. The earnings and prospects of these companies are more volatile than larger companies. Smaller-sized companies may experience higher failure rates than larger companies. Smaller-sized companies normally have a lower trading volume than larger companies, which may tend to make their market price fall more disproportionately than larger companies in response to selling pressures. Smaller-sized companies may have limited markets, product lines or financial resources and may lack management experience.

●	Sovereign Debt Risk. The issuer of the foreign debt or the governmental authorities that control the repayment of the debt may be unable or unwilling to repay principal or interest when due, and the Fund may have limited recourse in the event of a default. The market prices of sovereign debt, and the Fund’s net asset value, may be more volatile than prices of U.S. debt obligations and certain emerging markets may encounter difficulties in servicing their debt obligations.

●	Stock Market Risk. Overall stock market risks may affect the value of the Fund. Factors such as domestic economic growth and market conditions, interest rate levels and political events affect the securities markets.

●	Structured Note Risk. The Fund may seek investment exposure to sectors through structured notes that may be exchange-traded or may trade in the over-the-counter market. These notes are typically issued by banks or brokerage firms, and have interest and/or principal payments which are linked to changes in the price level of certain assets or to the price performance of certain indices. The value of a structured note will be influenced by time to maturity, level of supply and demand for this type of note, interest rate and market volatility, changes in the issuer’s credit quality rating, and economic, legal, political, or events that affect the industry. In addition, there may be a lag between a change in the value of the underlying reference asset and the value of the structured note. Structured notes may also be subject to counterparty risk. The Fund may also be exposed to increased transaction costs when it seeks to sell such notes in the secondary market.

●	Sub-Prime Mortgage Risk. Lower-quality notes, such as those considered “sub-prime” are more likely to default than those considered “prime” by a rating evaluation agency or service provider. An economic downturn or period of rising interest rates could adversely affect the market for sub-prime notes and reduce the Fund’s ability to sell these securities. The lack of a liquid market for these securities could decrease the Fund’s share price. Additionally, borrowers may seek bankruptcy protection which would delay resolution of security holder claims and may eliminate or materially reduce liquidity.

●	Swaps Risk. The Fund’s use of total return swaps involves risks different from, or possibly greater than, the risks associated with investing directly in securities and other traditional investments. These risks include (i) the risk that the counterparty to a derivative transaction may not fulfill its contractual obligations; (ii) risk of mispricing or improper valuation; and (iii) the risk that changes in the value of the derivative may not correlate perfectly with the underlying asset, rate or index. Derivative prices are highly volatile and may fluctuate substantially during a short period of time. Such prices are influenced by numerous factors that affect the markets, including, but not limited to: changing supply and demand relationships; government programs and policies; national and international political and economic events, changes in interest rates, inflation and deflation and changes in supply and demand relationships. Trading derivative instruments involves risks different from, or possibly greater than, the risks associated with investing directly in securities. Derivative contracts ordinarily have leverage inherent in their terms. The low margin deposits normally required in trading derivatives, permit a high degree of leverage. Accordingly, a relatively small price movement may result in an immediate and substantial loss to the Fund. The use of leverage may also cause the Fund to liquidate portfolio positions when it would not be advantageous to do so in order to satisfy its obligations. The use of leveraged derivatives can magnify the Fund’s potential for loss and, therefore, amplify the effects of market volatility on the Fund’s share price.

●	Technology Sector Risk. Technology companies face intense competition, both domestically and internationally, which may have an adverse effect on profit margins. Technology companies may have limited product lines, markets, financial resources or personnel. The products of technology companies may face obsolescence due to rapid technological developments and frequent new product introduction, unpredictable changes in growth rates and competition for the services of qualified personnel. Companies in the technology sector are heavily dependent on patent and intellectual property rights. The loss or impairment of these rights may adversely affect the profitability of these companies.

○	Internet and Media Services Industry Risk. The prices of the securities of companies engaged in content and information creation or distribution through proprietary platforms, where revenues are derived primarily through pay-per-click advertisements, including search engines, social media and networking platforms, online classifieds, and online review companies are closely tied to the performance of the overall economy and may be affected by changes in general economic growth, consumer confidence and consumer spending. Changes in demographics and consumer tastes also may affect the success of companies in the Internet and Media Services Industry. In addition, legislative or regulatory changes and increased government supervision may affect companies in the Internet and Media Services Industry.

●	Tracking Risk. Investment in the Fund should be made with the understanding that the ETFs in which the Fund invests will not be able to replicate exactly the performance of the indices or sector they track because the total return generated by the securities will be reduced by transaction costs incurred in adjusting the actual balance of the securities. In addition, the ETFs in which the Fund invests will incur expenses not incurred by their applicable indices. Certain securities comprising the indices tracked by the ETFs may, from time to time, temporarily be unavailable, which may further impede the ETFs’ ability to track their applicable indices.

●	Turnover Rate Risk. The Fund may trade securities actively, which could increase its transaction costs (thereby lowering its performance) and could increase the amount of taxes you owe by generating short-term gains, which may be taxed at a higher rate. The Fund may have portfolio turnover rates in excess of 100%. Increased portfolio turnover causes a Fund to incur higher brokerage costs, which may adversely affect the Fund’s performance. Under certain market conditions, the Fund’s turnover may be very high and considerably higher than that of other funds.

●	Underlying Fund Risk. Because the Fund may invest in other investment companies, including mutual funds, ETFs, closed-end funds or private funds (“Underlying Funds”), the value of your investment will fluctuate in response to the performance of the Underlying Funds. Investing in Underlying Funds involves certain additional expenses and certain tax results that would not arise if you invested directly in the Underlying Funds. By investing in Underlying Funds, you will bear not only your proportionate share of the Fund’s expenses (including operating costs and investment advisory and administrative fees), but also, indirectly, similar expenses and charges of the Underlying Funds, including any contingent deferred sales charges and redemption charges. Finally, you may incur increased tax liabilities by investing in the Fund rather than directly in the Underlying Funds. Each Underlying Fund is subject to specific risks, depending on the nature of its investment strategy, including liquidity risk and default risk on the assets held by the Underlying Fund. Additional risks of investing in Underlying Funds are described below:

○	Closed-End Fund Risk. Closed-end funds are subject to investment advisory and other expenses, which will be indirectly paid by the Fund. As a result, your cost of investing will be higher than the cost of investing directly in a closed-end fund and may be higher than other mutual funds that invest directly in stocks and bonds. Closed-end funds are also subject to management risk because the adviser to the underlying closed-end fund may be unsuccessful in meeting such fund’s investment objective. These funds may also trade at a discount or premium to their net asset value and may trade at a larger discount or smaller premium subsequent to purchase by the Fund. Since closed-end funds trade on exchanges, the Fund will also incur brokerage expenses and commissions when it buys or sells closed-end fund shares.

○	Inverse Correlation Risk. Underlying Funds that are inverse funds should lose value as the index or security tracked by such fund’s benchmark increases in value; a result that is the opposite from traditional mutual funds. Successful use of inverse funds requires that the Adviser correctly predict short-term market movements. If the Fund invests in an inverse fund and markets rise, the Fund could lose money. Inverse funds may also employ leverage such that their returns are more than one times that of their benchmark.

○	Management Risk. When the Fund invests in Underlying Funds there is a risk that the investment advisers of those Underlying Funds may make investment decisions that are detrimental to the performance of the Fund.

○	Mutual Fund Risk. Mutual funds are subject to investment advisory and other expenses, which will be indirectly paid by the Fund. As a result, your cost of investing will be higher than the cost of investing directly in a mutual fund and may be higher than other mutual funds that invest directly in stocks and bonds. Mutual funds are also subject to management risk because the adviser to the underlying mutual fund may be unsuccessful in meeting such fund’s investment objective and may temporarily pursue strategies which are inconsistent with the Fund’s investment objective.

○	Net Asset Value and Market Price Risk. The market value of ETF shares may differ from their net asset value. This difference in price may be due to the fact that the supply and demand in the market for fund shares at any point in time is not always identical to the supply and demand in the market for the underlying basket of securities. Accordingly, there may be times when shares trade at a premium or discount to net asset value.

○	Strategies Risk. Each Underlying Fund is subject to specific risks, depending on the nature of such fund. These risks could include liquidity risk, sector risk, and foreign currency risk, as well as risks associated with fixed income securities and commodities.

●	U.S. Government Obligations Risk. U.S. Treasury obligations are backed by the “full faith and credit” of the U.S. government and generally have negligible credit risk. Securities issued or guaranteed by federal agencies or authorities and U.S. government-sponsored instrumentalities or enterprises may or may not be backed by the full faith and credit of the U.S. government. The Fund may be subject to such risk to the extent it invests in securities issued or guaranteed by federal agencies or authorities and U.S. government-sponsored instrumentalities or enterprises.

●	Utilities Sector Risk. Deregulation may subject utility companies to greater competition and may adversely affect their profitability. As deregulation allows utility companies to diversify outside of their original geographic regions and their traditional lines of business, utility companies may engage in riskier ventures. In addition, deregulation may eliminate restrictions on the profits of certain utility companies, but may also subject these companies to greater risk of loss. Companies in the utilities industry may have difficulty obtaining an adequate return on invested capital, raising capital, or financing large construction projects during periods of inflation or unsettled capital markets; face restrictions on operations and increased cost and delays attributable to environmental considerations and regulation; find that existing plants, equipment or products have been rendered obsolete by technological innovations; or be subject to increased costs because of the scarcity of certain fuels or the effects of man-made or natural disasters. Existing and future regulations or legislation may make it difficult for utility companies to operate profitably. Government regulators monitor and control utility revenues and costs, and therefore may limit utility profits. There is no assurance that regulatory authorities will grant rate increases in the future, or that such increases will be adequate to permit the payment of dividends on stocks issued by a utility company. Energy conservation and changes in climate policy may also have a significant adverse impact on the revenues and expenses of utility companies.

●	Volatility Risk. Significant short-term price movements could adversely impact the performance of the Fund. Market conditions in which significant price movements develop, but then repeatedly reverse, could cause substantial losses due to prices moving against any long or short positions taken by the Fund. Each of the equity securities held by the Fund and Volatility Index (VIX®) futures held by the Fund, if any, are affected by a variety of factors and may change unpredictably, affecting the value of such equity securities and VIX futures and, consequently, the value and the market price of the Fund’s shares.

Portfolio Holdings Disclosure Policies

A description of the Fund’s policies regarding disclosure of the securities in the Fund’s portfolio is found in the SAI and on the Fund’s website at www.JAGCapitalFunds.com.

Cybersecurity

The computer systems, networks and devices used by the Fund and its service providers to carry out routine business operations employ a variety of protections designed to prevent damage or interruption from computer viruses, network failures, computer and telecommunication failures, infiltration by unauthorized persons and security breaches. Despite the various protections utilized by the Fund and its service providers, systems, networks, or devices potentially can be breached. The Fund and its shareholders could be negatively impacted as a result of a cybersecurity breach.

Cybersecurity breaches can include unauthorized access to systems, networks, or devices; infection from computer viruses or other malicious software code; and attacks that shut down,

disable, slow, or otherwise disrupt operations, business processes, or website access or functionality. Cybersecurity breaches may cause disruptions and impact the Fund’s business operations, potentially resulting in financial losses; interference with the Fund’s ability to calculate its net asset value (“NAV”); impediments to trading; the inability of the Fund, the Adviser, and other service providers to transact business; violations of applicable privacy and other laws; and regulatory fines, penalties, reputational damage, reimbursement or other compensation costs, or additional compliance costs; as well as the inadvertent release of confidential information.

Similar adverse consequences could result from cybersecurity breaches affecting issuers of securities in which the Fund invests; counterparties with which the Fund engages in transactions; governmental and other regulatory authorities; exchange and other financial market operators, banks, brokers, dealers, insurance companies, and other financial institutions (including financial intermediaries and service providers for the Fund’s shareholders); and other parties. In addition, substantial costs may be incurred by these entities in order to prevent any cybersecurity breaches in the future.

HOW TO BUY SHARES

Purchasing Shares

You may buy shares on any business day. This includes any day that the Fund is open for business, other than weekends and days on which the New York Stock Exchange (“NYSE”) is closed, including the following holidays: New Year’s Day, Martin Luther King, Jr. Day, Presidents’ Day, Good Friday, Memorial Day, Juneteenth, Independence Day, Labor Day, Thanksgiving and Christmas Day.

The Fund calculates its net asset value (“NAV”) per share as of the close of regular trading on the NYSE every day the NYSE is open. The NYSE normally closes at 4:00 p.m. Eastern Time (“ET”). The Fund’s NAV is calculated by taking the total value of the Fund’s assets, subtracting its liabilities, and then dividing by the total number of shares outstanding, rounded to the nearest cent.

All shares will be purchased at the NAV per share (plus applicable sales charges, if any) next determined after the Fund receives your application or request in good order. All requests received in good order by the Fund before 4:00 p.m. (ET) will be processed on that same day. Requests received after 4:00 p.m. ET will be processed on the next business day.

Good Order: When making a purchase request, make sure your request is in good order. “Good order” means your purchase request includes:

●     the name of the Fund and share class

●     the dollar amount of shares to be purchased

●     a completed purchase application or investment stub

●     check payable to the Fund

Multiple Classes

The Fund offers Class A, Class I and Class R shares for sale. Each Class of shares has a different distribution arrangement and expenses to provide for different investment needs. Additionally, the Class I shares have a minimum initial investment amount of $250,000. This allows you to choose the class of shares most suitable for you depending on the amount and length of investment and other relevant factors. Sales personnel may receive different compensation for selling each class of shares. Each class of shares represents an interest in the same portfolio of investments held by the Fund. Not all share classes may be available in all states.

Class A Shares

You can buy Class A shares at the public offering price, which is the NAV plus an up-front sales charge. You may qualify for a reduced sales charge, or the sales charge may be waived, as described below. The up-front sales charge also does not apply to Class A shares acquired through reinvestment of dividends and capital gains distributions. Class A shares are subject to a 12b-1 fee of 0.25%. The up-front Class A sales charge and the commissions paid to dealers are described in the table below. In addition to compensating your broker-dealer, the retained commissions may be used to compensate other broker-dealers (referred to as “wholesalers”) that introduced your broker-dealer to the Fund or otherwise participated in the sales process.

Amount of Purchase	Sales Charge as % of Public Offering Price	Sales Charge as % of Net Amount Invested	Authorized Dealer Commission as % of Public Offering Price
Less than $50,000	5.75%	6.10%	5.00%
$50,000 but less than $100,000	4.75%	4.99%	4.00%
$100,000 but less than $250,000	4.00%	4.17%	3.25%
$250,000 but less than $500,000	3.00%	3.09%	2.50%
$500,000 but less than $1,000,000	2.50%	2.56%	2.00%
$1,000,000 and above(1)	0.00%	0.00%	0.00%

(1)	In the case of investments at or above the $1 million breakpoint (where you do not pay an initial sales charge), a 1.00% contingent deferred sales charge (load) (“CDSC”) may be assessed on shares redeemed within 18 months of purchase.

If you invest $1 million or more either as a lump sum or through the rights of accumulation quantity discount or letter of intent programs, you can buy shares without an initial sales charge. The Adviser shall reimburse the Fund in connection with commissions retained by authorized broker-dealers on purchases of Class A shares over $1 million.

How to Reduce Your Sales Charge

We offer a number of ways to reduce or eliminate the up-front sales charge on Class A shares.

Class A Sales Charge Reductions

Reduced sales charges are available to shareholders with investments of $50,000 or more. In addition, you may qualify for reduced sales charges under the following circumstances.

Letter of Intent: An investor may qualify for a reduced sales charge immediately by stating his or her intention to invest, during a 13-month period, an amount that would qualify for a reduced sales charge and by signing a Letter of Intent, which may be signed at any time within 90 days after the first investment to be included under the Letter of Intent. However, if an investor does not buy enough shares to qualify for the lower sales charge by the end of the 13-month period (or when you sell your shares, if earlier), the additional shares that were purchased due to the reduced sales charge credit the investor received will be liquidated to pay the additional sales charge owed.

Rights of Accumulation: You may add the current value of all of your existing Fund shares to determine the front-end sales charge to be applied to your current Class A purchase. Only balances currently held entirely in the Fund or, if held in an account through a financial services firm, at the same firm through whom you are making your current purchase, will be eligible to be added to your current purchase for purposes of determining your Class A sales charge. You may include the value of investments in the Fund held by the members of your immediate family, including the value of the Fund’s investments held by you or them in individual retirement plans, such as IRAs, provided such balances are also currently held entirely in the Fund or, if held in an account through a financial services firm, at the same financial services firm through whom you are making your current purchase. The value of shares eligible for a cumulative quantity discount equals the cumulative cost of the shares purchased (not including reinvested dividends) or the current account market value; whichever is greater. The current market value of the shares is determined by multiplying the number of shares by the previous day’s NAV. If you believe there are cumulative quantity discount eligible shares that can be combined with your current purchase to achieve a sales charge breakpoint, you must, at the time of your purchase (including at the time of any future purchase) specifically identify those shares to your current broker-dealer.

Investments of $1 Million or More: With respect to Class A shares, if you invest $1 million or more, either as a lump sum or through our rights of accumulation quantity discount or letter of intent programs, you can buy Class A shares without an initial sales charge. However, you may be subject to a 1.00% CDSC on shares redeemed within 18 months of purchase (excluding shares purchased with reinvested dividends and/or distributions). The CDSC for these Class A shares is based on the NAV at the time of purchase. The holding period for the CDSC begins on the day you buy your shares. Your shares will age one month on that same date the next month and each following month. For example, if you buy shares on the 15th day of the month, they will age one month on the 15th day of the next month and each following month. To keep your CDSC as low as possible, each time you place a request to sell shares we will first sell any shares in your account that are not subject to a CDSC. If there are not enough of these to meet your request, we will sell the shares in the order they were purchased.

Class A Sales Charge Waivers: The Fund may sell Class A shares at NAV (i.e. without the investor paying any initial sales charge) to certain categories of investors, including: (1) investment advisory clients or investors referred by the Adviser or its affiliates; (2) officers and present or former Trustees; directors and employees of selected dealers or agents; the spouse, sibling, parent or child (collectively “relatives”) of any such person; any trust, individual retirement account or retirement plan account for the benefit of any such person or relative; or the estate of any such person or relative; if such shares are purchased for investment purposes (such shares may not be resold except to the Fund); (3) the Adviser or its affiliates and certain employee benefit plans for employees of the Adviser; (4) fee-based financial planners and registered investment advisers who are purchasing on behalf of their clients where there is an agreement in place with respect to such purchases; (5) registered representatives of broker-dealers who have entered into selling agreements with the Fund, Adviser or distributor for their own accounts; and (6) participants in no-transaction-fee programs of broker dealers that have entered into an agreement with respect to such purchases.

Additional information is available by calling 855-552-4596. Your financial advisor can also help you prepare any necessary application forms. You or your financial advisor must notify the Fund at the time of each purchase if you are eligible for any of these programs. The Fund may modify or discontinue these programs at any time. Information about Class A sales charges and breakpoints is available on the Fund’s website at www.JAGCapitalFunds.com.

Class I Shares

You can buy Class I shares at NAV. Class I shares are not subject to an annual 12b-1 distribution plan fee and therefore have lower ongoing operating expenses than Class A shares.

Class I Shares may also be available on certain brokerage platforms. An investor effecting transactions in Class I Shares through a broker acting as an agent for the investor may be required to pay a commission and/or other forms of compensation to the broker.

Class R Shares

You can buy Class R shares at NAV.

Class R shares are generally available only to retirement plans established under Internal Revenue Code Sections 401(a), 403(b) or 457, and to non-qualified deferred compensation plans and certain voluntary employee benefit association and post-retirement benefit plans. Class R shares also are generally available only to retirement plans for which plan level or omnibus accounts are held on the books of the Fund, or through retirement plan intermediaries.  Except as otherwise provided in this prospectus, Class R shares are not available to retail nonretirement accounts; traditional and Roth individual retirement accounts (IRAs); Coverdell Education Savings Accounts; SEPs, SARSEPs and SIMPLE IRAs held in brokerage accounts; and 529 college savings plans. Eligible employer-sponsored retirement plans generally may open an account and purchase Class R shares by contacting any investment dealer (who may impose transaction charges in addition to those described in this prospectus) authorized to sell these classes of the Fund’s shares. Some or all Class R share classes may not be available through certain investment dealers. Additional shares may be purchased through a plan’s administrator or recordkeeper.

Distribution Plans

The Fund has adopted distribution and service plans under Rule 12b-1 of the Investment Company Act of 1940, as amended, that allows the Fund to pay distribution and/or service fees in connection with the distribution of its Class A shares and Class R shares and for services provided to shareholders. Because these fees are paid out of Fund assets on an ongoing basis, over time these fees will increase the cost of your investment and may cost you more than paying other types of sales charges.

Class A Shares

Under the Fund’s Plan related to the Class A Shares, the Fund may incur an annual fee of up to 0.50% of the average daily net assets of the Fund’s Class A Shares for shareholder services and distribution related expenses (the “Class A 12b-1 Fee”). The Fund is currently incurring a Class A 12b-1 fee of up to 0.25% of the average daily net assets of its Class A shares. If authorized by the Board and upon notice to shareholders, the Fund may increase the percentage paid under the Plan up to the Class A 12b-1 Fee amount. All or a portion of the distribution and services fees may be paid to your financial advisor for providing ongoing services to you.

Class R Shares

The Fund has adopted a 12b-1 plan for Class R shares pursuant to which Class R is subject to a 12b-1 fee of 0.50% of its average daily net assets. The 12b-1 plan has not been implemented for Class R shares of the Fund and there are no plans to do so. If authorized by the Board and upon notice to shareholders, the Fund may increase the percentage paid under the Plan up to the Class R 12b-1 Fee amount. All or a portion of the distribution and services fees may be paid to your financial advisor for providing ongoing services to you. The Fund is not currently paying 12b-1 fees for Class R Shares, and there are no plans to impose these fees.

Opening an Account

You may purchase shares directly through the Fund’s transfer agent or through a brokerage firm or other financial institution that has agreed to sell Fund shares. If you purchase shares through a brokerage firm or other financial institution, you may be charged a fee by the firm or institution.

If you are investing directly in the Fund for the first time, Shareholder Account Applications may be obtained on the Fund’s website at www.JagCapitalFunds.com or by calling toll-free 1-855-552-4596. You will need to establish an account before investing. Be sure to sign up for all the account options that you plan to take advantage of. For example, if you would like to be able to redeem your shares by telephone, you should select this option on your Shareholder Account Application. Doing so when you open your account means that you will not need to complete additional paperwork later.

If you are purchasing through the Fund’s transfer agent, send the completed Shareholder Account Application and a check payable to the Fund to the following address:

Regular Mail JAG Large Cap Growth Fund c/o Ultimus Fund Solutions, LLC P.O. Box 46707 Cincinnati, OH 45246	Express/Overnight Mail JAG Large Cap Growth Fund c/o Ultimus Fund Solutions, LLC 225 Pictoria Dr, Suite 450 Cincinnati, OH 45246

The Fund does not accept ACH (Automated Clearing House) debits for initial purchases.

Cash, third party checks (except for properly endorsed IRA rollover checks), counter checks, starter checks, traveler’s checks, money orders, credit card checks, and checks drawn on non-U.S. financial institutions will not be accepted. Cashier’s checks bank official checks, and bank money orders are reviewed on a case-by-case basis and may be accepted under certain circumstances.A $20 fee will be charged against your account for any payment check returned to the transfer agent or for any incomplete electronic funds transfer, or for insufficient funds, stop payment, closed account or other reasons. If a check does not clear your bank or the Fund is unable to debit your pre-designated bank account on the day of purchase, the Fund reserves the right to cancel the purchase. If your purchase is canceled, you will be responsible for any losses or fees imposed by your bank and losses that may be incurred as a result of a decline in the value of the canceled purchase. Your investment in the Fund should be intended to serve as a long-term investment vehicle. The Fund is not designed to provide you with a means of speculating on the short-term fluctuations in the stock market. The Fund reserves the right to reject any purchase request that it regards as disruptive to the efficient management of the Fund, which includes investors with a history of excessive trading. The Fund also reserves the right to stop offering shares at any time.

If you choose to pay by wire, you must call the Fund’s transfer agent, at 855-552-4596 to obtain instructions on how to set up your account and to obtain an account number and wire instructions.

Wire orders will be accepted only on a day on which the Fund, the custodian and the transfer agent are open for business. A wire purchase will not be considered made until the wired money and purchase order are received by the Fund. Any delays that may occur in wiring money, including delays that may occur in processing by the banks, are not the responsibility of the Fund or the transfer agent. The Fund presently does not charge a fee for the receipt of wired funds, but it may charge shareholders for this service in the future.

To help the government fight the funding of terrorism and money laundering activities, federal law requires all financial institutions to obtain, verify, and record information that identifies each person who opens an account. This means that when you open an account, we will ask for your name, address, date of birth, and other information that will allow us to identify you. We may also ask for other identifying documents or information, and may take additional steps to verify your identity. We may not be able to open your account or complete a transaction for you until we are able to verify your identity.

Minimum Purchase Amount

The minimum initial investment in the Fund is $2,500 for Class A shares, $250,000 for Class I shares, $250 for Class R shares, or $100 for an automatic investment plan account. The minimum subsequent investment in the Fund is $50. For a payroll deduction retirement plan account, payroll deduction savings plan account, IRA or employer-sponsored tax-deferred 401(k) and 529 accounts, the minimum initial and subsequent investment in Class R shares is $25. Retirement plan intermediaries may aggregate investors for the purpose of meeting the Class R shares investment minimums. The Fund reserves the right to change the amount of these minimums from time to time or to waive them in whole or in part for certain accounts. Investment minimums may be higher or lower for investors purchasing shares through a brokerage firm or other financial institution. To the extent investments of individual investors are aggregated into an omnibus account established by an investment adviser, broker or other intermediary, the account minimums apply to the omnibus account, not to the account of the individual investor.

Automatic Investment Plan

You may open an automatic investment plan account with a $100 initial purchase and a $100 investment on a periodic basis. If you have an existing account that does not include the automatic investment plan, you can contact the Fund’s transfer agent to establish an automatic investment plan. The automatic investment plan provides a convenient method to have monies deducted directly from your bank account for investment in the Fund. You may authorize the automatic withdrawal of funds from your bank account for a minimum amount of $100. The Fund may alter, modify or terminate this plan at any time. To begin participating in this plan, please complete the Automatic Investment Plan Section found on the application or contact the Trust at 855-552-4596.

Additional Investments

The minimum subsequent investment in the Fund is $50. You may purchase additional shares of the Fund by check, wire, or ACH debit of your bank account of record. Payment for shares purchased online may be made only through an ACH debit of your bank account of record. Your bank wire should be sent as outlined above. You also may purchase Fund shares by making automatic periodic investments from your bank account. To use this feature, select the automatic investment option in the account application and provide the necessary information about the bank account from which your investments will be made. You may revoke your election to make automatic investments by calling 855-552-4596 or by writing to the Fund at:

JAG Large Cap Growth Fund

c/o Ultimus Fund Solutions, LLC

P.O. Box 46707

Cincinnati, OH 45246

Other Purchase Information

The Fund may limit the amount of purchases and refuse to sell to any person. If your electronic funds transfer is incomplete, payment is not completed due to insufficient funds, stop payment, closed account, a check does not clear your bank, or the Fund is unable to debit your predesignated bank account, you will be responsible for any loss incurred by the Fund. If you are already a shareholder, the Fund can, with notice, redeem shares from any identically registered account in the Fund as reimbursement for any loss incurred. You may be prohibited or restricted from making future purchases in the Fund.

The Fund has authorized certain broker-dealers and other financial institutions (including their designated intermediaries) to accept on its behalf purchase and sell orders. These broker-dealers and financial institutions may charge a fee for their services. The Fund is deemed to have received an order when the authorized person or designee receives the order, and the order is processed at the NAV next calculated thereafter. It is the responsibility of the broker-dealer or other financial institution to transmit orders promptly to the Fund’s transfer agent.

Market Timing

The Fund discourages market timing. Market timing is an investment strategy using frequent purchases, redemptions and/or exchanges in an attempt to profit from short term market movements. To the extent that the Fund significantly invests in small or mid-capitalization equity securities, because these securities are often infrequently traded, investors may seek to trade Fund shares in an effort to benefit from their understanding of the value of these securities (referred to as price arbitrage). Market timing may result in dilution of the value of Fund shares held by long term shareholders, disrupt portfolio management and increase Fund expenses for all shareholders. The Board has adopted a policy directing the Fund to reject any purchase order with respect to one investor, a related group of investors or their agent(s), where it detects a pattern of purchases and sales of the Fund that indicates market timing or trading that it determines is abusive. This policy applies uniformly to all Fund shareholders. While the Fund attempts to deter market timing, there is no assurance that it will be able to identify and eliminate all market timers. For example, certain accounts called “omnibus accounts” include multiple shareholders. Omnibus accounts typically provide the Fund with a net purchase or redemption request on any given day where purchasers of Fund shares and redeemers of Fund shares are netted against one another and the identities of individual purchasers and redeemers whose orders are aggregated are not known by the Fund. The netting effect often makes it more difficult for the Fund to detect market timing, and there can be no assurance that the Fund will be able to do so. Brokers maintaining omnibus accounts with the Fund have agreed to provide shareholder transaction information to the extent known to the broker, to the Fund upon request. If the Fund becomes aware of market timing in an omnibus account, it will work with the broker maintaining the omnibus account to identify the shareholder engaging in the market timing activity. In addition, the Fund reserves the right to reject any purchase order for any reason, including purchase orders that it does not think are in the best interest of the Fund or its shareholders or if the Fund thinks that trading is abusive.

HOW TO REDEEM SHARES

You may redeem your shares on any business day. Redemption orders received in proper order by the Fund’s transfer agent or by a brokerage firm or other financial institution that sells Fund shares, authorized to accept redemption orders on the Fund’s behalf, before 4:00 p.m. ET (or before the NYSE closes if the NYSE closes before 4:00 p.m. ET) will be effective at that day’s NAV.

The Fund typically expects that it will take up to seven calendar days following the receipt of your redemption request by any method to pay out redemption proceeds by check or electronic transfer. The Fund’s transfer agent imposes a $15 fee for each wire redemption and deducts the fee directly from your account. Your bank may also impose a fee for the incoming wire. If you own an IRA or other retirement plan, you must indicate on your redemption request whether the Fund should withhold federal income tax. Unless you elect in your redemption request that you do not want to have federal tax withheld, the redemption will be subject to withholding.

The Fund typically expects to pay redemptions from cash, cash equivalents, proceeds from the sale of Fund shares, any lines of credit, and then from the sale of portfolio securities, and may pay proceeds in kind (as described below). These redemption payment methods will be used in regular and stressed market conditions.

Shares of the Fund may be redeemed by mail, telephone or online. Redemptions will be paid by check, wire or ACH transfer only to the address or bank account of record. Only bank accounts held at domestic financial institutions that are ACH members can be used for transactions with the Fund. You may receive redemption payments in the form of a check or federal wire transfer, subject to any applicable redemption fee.

By Mail. You may redeem any part of your account in the Fund at no charge by mail. Your request, in good order, should be addressed to:

Regular Mail JAG Large Cap Growth Fund c/o Ultimus Fund Solutions, LLC P.O. Box 46707 Cincinnati, OH 45246	Express/Overnight Mail JAG Large Cap Growth Fund c/o Ultimus Fund Solutions, LLC 225 Pictoria Dr, Suite 450 Cincinnati, OH 45246

“Good order” means your request for redemption must:

●	Include the Fund name and account number;

●	Include the account name(s) and address;

●	State the dollar amount or number of shares you wish to redeem; and

●	Be signed by all registered share owner(s) in the exact name(s) and any special capacity in which they are registered.

The Fund may require that the signatures be guaranteed. A medallion signature guarantee assures that a signature is genuine and protects you from unauthorized transfers. You may need your signature guaranteed if:

●	you request the redemption check be mailed to an address other than the address of record;

●	if you request the redemption check be mailed to a mailing address that has been changed within 30 days of the redemption request;

●	if you request that the redemption be sent electronically to a bank account other than bank account on record;

●	if the redemption request is in the amount of $100,000 or more; or

●	in other circumstances such as to prevent an unauthorized account transfer or redemption.

You can obtain a signature guarantee from most banks and securities dealers, but not from a notary public. For joint accounts, both signatures must be guaranteed. Please call the transfer agent at 855-552-4596 if you have questions. At the discretion of the Fund, you may be required to furnish additional legal documents to insure proper authorization.

By Telephone. You may redeem any part of your account in the Fund by calling the transfer agent at 855-552-4596. You must first complete the Optional Telephone Redemption and Exchange section of the investment application to institute this option. If redeeming from an IRA account, you will be asked whether or not the Fund should withhold federal income tax. The Fund, the transfer agent and the custodian are not liable for following redemption instructions communicated by telephone to the extent that they reasonably believe the telephone instructions to be genuine. However, if they do not employ reasonable procedures to confirm that telephone instructions are genuine, they may be liable for any losses due to unauthorized or fraudulent instructions. Procedures employed may include recording telephone instructions and requiring a form of personal identification from the caller.

The Fund may terminate the telephone redemption procedures at any time. During periods of extreme market activity, it is possible that shareholders may encounter some difficulty in telephoning the Fund, although neither the Fund nor the transfer agent have ever experienced difficulties in receiving or responding to telephone requests for redemptions or exchanges in a timely fashion. If you are unable to reach the Fund by telephone, you may request a redemption or exchange by mail.

Redemption Fee and CDSC. Currently, the Fund does not charge a redemption fee. Shareholders in the Fund who purchased $1 million or more Class A shares and did not pay a front-end sales charge may be assessed a 1.00% CDSC on shares redeemed less than 18 months after the date of their purchase.

The Funds use a “first in, first out” method for calculating the CDSC. This means that shares held the longest will be redeemed first, and shares held the shortest time will be redeemed last. The CDSC is paid to the Adviser to reimburse expenses incurred in providing distribution-related services to the Fund.

The Fund reserves the right to modify, waive or eliminate the CDSC at any time. If the Fund institutes a redemption fee, the Fund will notify you at least 60 days prior to the effective date of the change. The SAI contains further details about the CDSC and the conditions for waiving these fees.

Systematic Withdrawal Plan. You may participate in the Fund’s Systematic Withdrawal Plan, an investment plan that automatically moves money to your bank account from a Fund through the use of electronic funds transfers. You may elect to make subsequent withdrawals by transfer of a minimum of $100 on a periodic basis into your established bank account. Please contact the Fund at 1-855-552-4596 for more information about the Fund’s Systematic Withdrawal Plan.

Redemptions in Kind. The Fund reserves the right to honor requests for redemption or repurchase orders by making payment in whole or in part in readily marketable securities (“redemption in kind”) if the amount is greater than the lesser of $250,000 or 1% of the Fund’s assets. The securities will be chosen by the Fund and valued under the Fund’s NAV procedures. A shareholder will be exposed to market risk until these securities are converted to cash and may incur transaction expenses in converting these securities to cash. However, the Board has determined that, until otherwise approved by the Board, all redemptions in the Fund be made in cash only. If the Board determines to allow the Fund to redeem in kind in the future, the Fund will provide shareholders with notice of such change to the redemption policy.

Additional Information. If you are not certain of the requirements for redemption please call the transfer agent at 855-552-4596. Redemptions specifying a certain date or share price cannot be accepted and will be returned. You may be assessed a fee if the Fund incurs bank charges because you request that the Fund re-issue a redemption check. Also, when the NYSE is closed (or when trading is restricted) for any reason other than its customary weekend or holiday closing or under any emergency circumstances, as determined by the Securities and Exchange Commission (“SEC”), the Fund may suspend redemptions or postpone payment dates.

Because the Fund incurs certain fixed costs in maintaining shareholder accounts, the Fund may require you to redeem all of your shares in the Fund on 30 days’ written notice if the value of your shares in the Fund is less than $2,500 due to redemption, or such other minimum amount as the Fund may determine from time to time. You may increase the value of your shares in the Fund to the minimum amount within the 30-day period. All shares of the Fund are also subject to involuntary redemption if the Board determines to liquidate the Fund. An involuntary redemption will create a capital gain or a capital loss, which may have tax consequences about which you should consult your tax advisor.

An account may be turned over as unclaimed property to the investor’s last known state of tax residence if the account is deemed “inactive” or “lost” during the time frame specified within the applicable state’s unclaimed property laws. Investors who are residents of the state of Texas may designate a representative to receive legislatively required unclaimed property due diligence notifications. A Texas Designation of Representative Form is available for making such an election.

Online Transactions

Shareholders of the Fund may complete transactions online at https://shareholder.ultimusfundsolutions.com/login/JAG%20Fund once an account is established. Online transactions are subject to the same purchase minimums and maximums as other purchase methods. However, the maximum online redemption amount is $50,000. Only bank accounts held at domestic financial institutions that are ACH members can be used for transactions online.

You should be aware that there may be delays, malfunctions or other inconveniences associated with online transactions. There also may be times when the website is unavailable for Fund transactions or other purposes. Should this happen, you should consider conducting transactions by an alternate method.

Converting Shares

Shareholders of the Fund may elect on a voluntary basis to convert their shares in one class of the Fund into shares of a different class of the Fund, subject to satisfying the eligibility requirements for investment in the new share class. Shares may only be converted into a share class with a lower expense ratio than the original share class.

An investor may directly or through his or her financial intermediary contact the Fund to request a voluntary conversion between share classes of the Fund as described above. You may be required to provide sufficient information to establish eligibility to convert to the new share class. All permissible conversions will be made on the basis of the relevant NAVs of the two classes without the imposition of any sales load, redemption fee or other charge. A share conversion within the Fund will not result in a capital gain or loss for federal income tax purposes. The Fund may change, suspend or terminate this conversion feature at any time.

VALUING FUND ASSETS

The Fund’s assets are generally valued at their market value. If market prices are not available or, in the Adviser’s opinion, market prices do not reflect fair value, or if an event occurs after the close of trading on the domestic exchange or market on which the security is principally traded (but prior to the time the NAV is calculated) that materially affects fair value, the Adviser, as the Board’s valuation designee, will value the Fund’s assets at their fair value according to policies approved by the Board. For example, if trading in a portfolio security is halted and does not resume before the Fund calculates its NAV, the Adviser may need to price the security using the Fund’s fair value pricing guidelines. In these cases, the Fund’s NAV will reflect certain portfolio securities’ fair value rather than their market price. Fair value pricing involves subjective judgments and it is possible that the fair value determined for a security is materially different than the value that could be realized upon the sale of that security. The fair value prices can differ from market prices when they become available or when a price becomes available. If a security, such as a small cap security, is so thinly traded that reliable market quotations are unavailable, the Adviser may need to price the security using fair value pricing guidelines. Without a fair value price, short term traders could take advantage of the arbitrage opportunity and dilute the NAV of long-term investors. Fair valuation of the Fund’s portfolio securities can serve to reduce arbitrage opportunities available to short term traders, but there is no assurance that fair value pricing policies will prevent dilution of the Fund’s NAV by short term traders. The Fund may use pricing services to determine market value. The Fund’s NAV is calculated based upon the NAV of the underlying investment companies in its portfolio, and the prospectuses of those companies explain the circumstances under which they will use fair value pricing and the effects of using fair value pricing.

DIVIDENDS, DISTRIBUTIONS AND TAXES

Dividends and Distributions

The Fund typically distributes substantially all of its net investment income in the form of dividends and taxable capital gains to its shareholders. These distributions are automatically reinvested in the Fund unless you request cash distributions on your application or through a written request to the Fund. The Fund expects that its distributions will consist of both capital gains and dividend income. The Fund may make distributions of its net realized capital gains (after any reductions for capital loss carry forwards) annually.

Taxes

In general, selling shares of the Fund and receiving distributions (whether reinvested or taken in cash) are taxable events. Depending on the purchase price and the sale price, you may have a gain or a loss on any shares sold. Any tax liabilities generated by your transactions or by receiving distributions are your responsibility. You may want to avoid making a substantial investment when the Fund is about to make a taxable distribution because you would be responsible for any taxes on the distribution regardless of how long you have owned your shares. The Fund may produce capital gains even if it does not have income to distribute and performance has been poor.

Early each year, the Fund will mail to you a statement setting forth the federal income tax information for all distributions made during the previous year. If you do not provide your taxpayer identification number, your account will be subject to backup withholding.

The Fund must report to the IRS and furnish to shareholders the cost basis information for shares purchased and sold. The Fund uses average cost as its standing (default) tax lot identification method for all shareholders, which means this method is used to determine which specific shares are deemed to be sold when there are multiple purchases on different dates at differing NAVs, and the entire position is not sold at one time. Shareholders may, however, choose a method other than the Fund’s standing method at the time of their purchase or upon sale of covered shares. Shareholders should consult their tax advisors to determine the best IRS-accepted cost basis method for their tax situation and to obtain more information about how cost basis reporting applies to them. Shareholders also should carefully review the cost basis information provided to them by the Fund and make any additional basis, holding period or other adjustments that are required when reporting these amounts on their federal income tax returns.

The tax considerations described in this section do not apply to tax-deferred accounts or other non-taxable entities. Because each investor’s tax circumstances are unique, please consult with your tax advisor about your investment.

Certain U.S. shareholders, including individuals and estates and trusts, are subject to an additional 3.8% Medicare tax on all or a portion of their “net investment income,” which should include dividends from the Fund and net gains from the disposition of shares of the Fund. U.S. shareholders are urged to consult their own tax advisors regarding the implications of the additional Medicare tax resulting from an investment in the Fund.

ADVISER TO THE FUND

Adviser

JAG Capital Management LLC, a Missouri limited liability company, located at 1610 Des Peres Rd., Ste. 120, St. Louis, MO 63131, serves as the investment adviser to the Fund. The Adviser was formed in September 2011. The Adviser is owned by J.A. Glynn & Co. which is controlled by Norman B. Conley. As of December 31, 2024, the Adviser had approximately $1.7 billion of assets under management.

Under the terms of the advisory agreement between the Adviser and the Trust, on behalf of the Fund (the “Advisory Agreement”), the Adviser is responsible for formulating the Fund’s investment policies, making ongoing investment decisions and directing portfolio transactions.

Portfolio Manager

Norman B. Conley is the Chief Executive Officer and Chief Investment Officer of the Adviser and has served in these roles since the Adviser commenced operations in September 2011. He has served as the lead portfolio manager of the Fund since its inception. Prior to becoming the Chief Executive Officer and Chief Investment Officer of the Adviser, Mr. Conley served as Chief Executive Officer and Chief Investment Officer of the Adviser’s parent, J.A. Glynn & Co., which operated its advisory business under the name “JAG Advisors” from 1997 through 2013. J.A. Glynn & Co. made the decision to consolidate all of its advisory business into JAG Capital Management, LLC effective May 1, 2013. Prior to becoming Chief Executive Officer and Chief Investment Officer, he served as JAG Advisors’ President and Portfolio Manager from 2006-2008 and as a Portfolio Manager from 1999-2006. Mr. Conley was a Financial Consultant at Merrill Lynch from 1994-1999. He received a B.A. from the University of Notre Dame and an M.B.A. from Washington University. Mr. Conley is registered as an Investment Advisor Representative of JAG Capital Management, LLC, an SEC registered investment adviser.

The SAI provides additional information about the portfolio manager’s compensation, other accounts managed and ownership of shares of the Fund.

Advisory Fees

The Adviser is entitled to receive a fee equal to 0.80% of the average daily net assets of the Fund. The Adviser has contractually agreed to waive fees and/or reimburse expenses, but only to the extent necessary to maintain the Fund’s total annual operating expenses (excluding brokerage costs; borrowing and liquidity costs such as interest and dividends on securities sold short; taxes; underlying/acquired fund expenses; and extraordinary expenses) at 1.50%, 1.25% and 0.90% for Class A, Class I and Class R, respectively through January 31, 2026. This agreement may be terminated by the Board only on 60 days’ written notice to the Adviser, by the Adviser with the consent of the Board, or upon the termination of the Advisory Agreement between the Trust and the Adviser. Fee waivers and expense reimbursements are subject to possible recoupment from the Fund in future years on a rolling three-year basis (within the three fiscal years after the fees have been waived or reimbursed) if, after such recoupment is taken into account, the recoupment can be achieved within the foregoing expense limits and any expense limits in place at the time of recoupment. The Adviser (not the Fund) may pay certain financial institutions (which may include banks, brokers, securities dealers and other industry professionals) a fee for providing distribution related services for the Fund’s shareholders to the extent these institutions are allowed to do so by applicable statute, rule or regulation. For the fiscal year ended September 30, 2024, the Adviser received advisory fees, after waivers, equal to 0.38% of the Fund’s average net assets. A discussion regarding the basis of the Board’s renewal of the Advisory Agreement with the Adviser is available in the Fund’s Semi-Annual Report to shareholders for the period ended March 31, 2024.

FINANCIAL HIGHLIGHTS

The following table is intended to help you better understand the Fund’s financial performance for the past 5 years. Certain information reflects financial results for a single Fund share. Total return represents the rate you would have earned (or lost) on an investment in the Fund, assuming reinvestment of all dividends and distributions. This information has been audited by Cohen & Company, Ltd., the Fund’s independent registered public accounting firm, whose report, along with the Fund’s financial statements, are available upon request.

Per Share Data and Ratios for a Share of Beneficial Interest Outstanding Throughout each Year Presented

	Class A
	Year Ended	Year Ended	Year Ended	Year Ended	Year Ended
	September 30	September 30	September 30,	September 30,	September 30,
	2024	2023	2022	2021	2020
Net asset value, beginning of year	$16.29	$13.14	$22.62	$20.73	$17.17
Income (loss) from investment operations:
Net investment loss (1)	(0.20)	(0.16)	(0.17)	(0.23)	(0.16)
Net realized and unrealized gain (loss) on investments	7.20	3.53	(5.29)	4.90	5.24
Total from investment operations	7.00	3.37	(5.46)	4.67	5.08
Less distributions from:
Net realized gains	(1.70)	(0.22)	(4.02)	(2.78)	(1.52)
Total distributions	(1.70)	(0.22)	(4.02)	(2.78)	(1.52)
Net asset value, end of year	$21.59	$16.29	$13.14	$22.62	$20.73
Total return (2)	46.09%	25.98%	(29.72)%	23.97%	31.81%
Net assets, at end of year (000s)	$154	$132	$173	$222	$2,206
Ratio of gross expenses to average net assets (3)(4)(6)	1.72%	1.73%	1.61%	1.59%	1.67%
Ratio of net expenses to average net assets (4)(6)	1.51%	1.51%	1.51%	1.51%	1.51%
Ratio of net investment loss to average net assets (4)(5)(6)	(1.07)%	(1.06)%	(1.04)%	(1.13)%	(0.91)%
Portfolio Turnover Rate	74%	73%	78%	72%	113%

(1)	Per share amounts calculated using the average shares method, which more appropriately presents the per share data for the year/period.

(2)	Total return in the above table is historical in nature and represents the rate that the investor would have earned or lost on an investment in the Fund assuming reinvestment of dividends and capital gains distributions, if any, and does not reflect the impact of sales charges. Had the adviser not waived a portion of the Fund’s expenses, total returns would have been lower.

(3)	Represents the ratio of expenses to average net assets absent fee waivers and/or expense reimbursements by the adviser.

(4)	The ratios of expenses to average net assets and net investment loss to average net assets do not reflect the expenses of the underlying investment companies in which the Fund invests.

(5)	Recognition of net investment loss is affected by the timing and declaration of dividends by the underlying investment companies in which the Fund invests.

(6)	Excluding interest expense, the following ratios would have been:

	September 30,	September 30,	September 30,	September 30,	September 30,
	2024	2023	2022	2021	2020
Gross expenses to average net assets	1.71%	1.72%	1.60%	1.58%	1.66%
Net expenses to average net assets	1.50%	1.50%	1.50%	1.50%	1.50%
Net investment loss to average net assets	(1.06)%	(1.05)%	(1.03)%	(1.12)%	(0.90)%

	Class I
	Year Ended	Year Ended	Year Ended	Year Ended	Year Ended
	September 30,	September 30,	September 30,	September 30,	September 30,
	2024	2023	2022	2021	2020
Net asset value, beginning of year	$17.14	$13.79	$23.49	$21.38	$17.62
Income (loss) from investment operations:
Net investment loss (1)	(0.16)	(0.13)	(0.14)	(0.20)	(0.12)
Net realized and unrealized gain (loss) on investments	7.61	3.70	(5.54)	5.09	5.40
Total from investment operations	7.45	3.57	(5.68)	4.89	5.28
Less distributions from:
Net realized gains	(1.70)	(0.22)	(4.02)	(2.78)	(1.52)
Total distributions	(1.70)	(0.22)	(4.02)	(2.78)	(1.52)
Net asset value, end of year	$22.89	$17.14	$13.79	$23.49	$21.38
Total return (2)	46.46%	26.21%	(29.52)%	24.30%	32.15%
Net assets, at end of year (000s)	$18,784	$16,023	$29,248	$56,561	$50,990
Ratio of gross expenses to average net assets (3)(4)(6)	1.47%	1.48%	1.36%	1.34%	1.42%
Ratio of net expenses to average net assets (4)(6)	1.26%	1.26%	1.26%	1.26%	1.26%
Ratio of net investment loss to average net assets (4)(5)(6)	(0.82)%	(0.81)%	(0.79)%	(0.88)%	(0.66)%
Portfolio Turnover Rate	74%	73%	78%	72%	113%

(1)	Per share amounts calculated using the average shares method, which more appropriately presents the per share data for the year/period.

(2)	Total return in the above table is historical in nature and represents the rate that the investor would have earned or lost on an investment in the Fund assuming reinvestment of dividends and capital gains distributions, if any, and does not reflect the impact of sales charges. Had the adviser not waived a portion of the Fund’s expenses, total returns would have been lower.

(3)	Represents the ratio of expenses to average net assets absent fee waivers and/or expense reimbursements by the adviser.

(4)	The ratios of expenses to average net assets and net investment loss to average net assets do not reflect the expenses of the underlying investment companies in which the Fund invests.

(5)	Recognition of net investment loss is affected by the timing and declaration of dividends by the underlying investment companies in which the Fund invests.

(6)	Excluding interest expense, the following ratios would have been:

	September 30,	September 30,	September 30,	September 30,	September 30,
	2024	2023	2022	2021	2020
Gross expenses to average net assets	1.46%	1.47%	1.35%	1.33%	1.41%
Net expenses to average net assets	1.25%	1.25%	1.25%	1.25%	1.25%
Net investment loss to average net assets	(0.81)%	(0.80)%	(0.78)%	(0.87)%	(0.65)%

	Class R
	Year Ended	Year Ended	Year Ended	Year Ended	Period Ended
	September 30,	September 30,	September 30,	September 30,	September 30,
	2024	2023	2022	2021	2020 (1)
Net asset value, beginning of year/period	$17.40	$13.94	$23.63	$21.43	$17.85
Income (loss) from investment operations:
Net investment loss (2)	(0.10)	(0.07)	(0.08)	(0.12)	(0.04)
Net realized and unrealized gain (loss) on investments	7.75	3.75	(5.59)	5.10	3.62
Total from investment operations	7.65	3.68	(5.67)	4.98	3.58
Less distributions from:
Net realized gains	(1.70)	(0.22)	(4.02)	(2.78)	—
Total distributions	(1.70)	(0.22)	(4.02)	(2.78)	—
Net asset value, end of year/period	$23.35	$17.40	$13.94	$23.63	$21.43
Total return (3)	46.95%	26.72%	(29.27)%	24.70%	20.06	% (9)
Net assets, at end of year/period (000s)	$32,068	$22,605	$10,445	$13,599	$9,158
Ratio of gross expenses to average net assets (4)(5)(7)	1.12%	1.13%	1.02%	0.99%	1.07	% (8)
Ratio of net expenses to average net assets (5)(7)	0.91%	0.91%	0.91%	0.91%	0.91	% (8)
Ratio of net investment loss to average net assets (5)(6)(7)	(0.47)%	(0.46)%	(0.42)%	(0.53)%	(0.31	)% (8)
Portfolio Turnover Rate	74%	73%	78%	72%	113	% (9)

(1)	Class R shares commenced operations on February 3, 2020.

(2)	Per share amounts calculated using the average shares method, which more appropriately presents the per share data for the year/period.

(3)	Total return in the above table is historical in nature and represents the rate that the investor would have earned or lost on an investment in the Fund assuming reinvestment of dividends and capital gains distributions, if any, and does not reflect the impact of sales charges. Had the adviser not waived a portion of the Fund’s expenses, total returns would have been lower.

(4)	Represents the ratio of expenses to average net assets absent fee waivers and/or expense reimbursements by the adviser.

(5)	The ratios of expenses to average net assets and net investment loss to average net assets do not reflect the expenses of the underlying investment companies in which the Fund invests.

(6)	Recognition of net investment loss is affected by the timing and declaration of dividends by the underlying investment companies in which the Fund invests.

(7)	Excluding interest expense, the following ratios would have been:

	September 30,	September 30,	September 30,	September 30,	September 30,
	2024	2023	2022	2021	2020
Gross expenses to average net assets	1.11%	1.12%	1.01%	0.98%	1.06%
Net expenses to average net assets	0.90%	0.90%	0.90%	0.90%	0.90%
Net investment loss to average net assets	(0.46)%	(0.45)%	(0.41)%	(0.52)%	(0.30)%

(8)	Annualized.

(9)	Not annualized.

PRIVACY NOTICE

Mutual Fund Series Trust

Rev. August 2021

FACTS	WHAT DOES MUTUAL FUND SERIES TRUST DO WITH YOUR PERSONAL INFORMATION?

Why?	Financial companies choose how they share your personal information. Federal law gives consumers the right to limit some, but not all sharing. Federal law also requires us to tell you how we collect, share, and protect your personal information. Please read this notice carefully to understand what we do.

What?

The types of personal information we collect and share depends on the product or service that you have with us. This information can include:

●   Social Security number and wire transfer instructions

●   account transactions and transaction history

●   investment experience and purchase history

When you are no longer our customer, we continue to share your information as described in this notice.

How?	All financial companies need to share customers’ personal information to run their everyday business. In the section below, we list the reasons financial companies can share their customers’ personal information; the reasons Mutual Fund Series Trust chooses to share; and whether you can limit this sharing.

Reasons we can share your personal information:	Does Mutual Fund Series Trust share information?	Can you limit this sharing?
For our everyday business purposes - such as to process your transactions, maintain your account(s), respond to court orders and legal investigations, or report to credit bureaus.	YES	NO
For our marketing purposes - to offer our products and services to you.	NO	We don’t share
For joint marketing with other financial companies.	NO	We don’t share
For our affiliates’ everyday business purposes - information about your transactions and records.	NO	We don’t share
For our affiliates’ everyday business purposes - information about your credit worthiness.	NO	We don’t share
For our affiliates to market to you	NO	We don’t share
For non-affiliates to market to you	NO	We don’t share

PRIVACY NOTICE

Mutual Fund Series Trust

What we do:
How does Mutual Fund Series Trust protect my personal information?

To protect your personal information from unauthorized access and use, we use security measures that comply with federal law. These measures include computer safeguards and secured files and buildings.

Our service providers are held accountable for adhering to strict policies and procedures to prevent any misuse of your nonpublic personal information.

How does Mutual Fund Series Trust collect my personal information?

We collect your personal information, for example, when you:

●   open an account or deposit money

●   direct us to buy securities or direct us to sell your securities

●   seek advice about your investments

We also collect your personal information from others, such as credit bureaus, affiliates, or other companies.

Why can’t I limit all sharing?

Federal law gives you the right to limit only:

●   sharing for affiliates’ everyday business purposes – information about your creditworthiness.

●   affiliates from using your information to market to you.

●   sharing for non-affiliates to market to you.

State laws and individual companies may give you additional rights to limit sharing.

Definitions
Affiliates	Companies related by common ownership or control. They can be financial and non-financial companies. ● Mutual Fund Series Trust does not share with affiliates.
Non-affiliates	Companies not related by common ownership or control. They can be financial and non-financial companies. ● Mutual Fund Series Trust doesn’t share with non-affiliates so they can market to you.
Joint marketing	A formal agreement between nonaffiliated financial companies that together market financial products or services to you. ● Mutual Fund Series Trust doesn’t jointly market.

QUESTIONS? CALL	Alpha Centric	844-223-8637
	Catalyst	866-447-4228
	Empiric	888-839-7424
	Eventide	877-771-3836
	JAG	855-552-4596

FOR MORE INFORMATION

Several additional sources of information are available to you. The Statement of Additional Information (“SAI”), incorporated into this Prospectus by reference, contains detailed information on Fund policies and operations, including policies and procedures relating to the disclosure of portfolio holdings by the Fund’s affiliates. The annual reports contain management’s discussion of market conditions and investment strategies that significantly affected the Fund’s performance results as of the Fund’s latest annual fiscal year end.

Call the Fund at 855-552-4596 to request free copies of the SAI, the annual report and the semi-annual report, to request other information about the Fund and to make shareholder inquiries. You may also obtain this information from the Fund’s internet site at www.JAGCapitalFunds.com.

You may obtain information about the Funds (including the SAI and other reports) on the EDGAR Database on the SEC’s Internet site at http.//www.sec.gov, and copies of this information may be obtained, after paying a duplicating fee, by electronic request at the following e-mail address: publicinfo@sec.gov.

Investment Company Act File No. 811-21872

STATEMENT OF ADDITIONAL INFORMATION

February 1, 2025

MUTUAL FUND SERIES TRUST

Empiric Fund

Class A: EMCAX Class C: EMCCX

4221 North 203rd Street, Suite 100

Elkhorn, Nebraska 68022

This Statement of Additional Information (“SAI”) is not a prospectus. It should be read in conjunction with the Prospectus of the Empiric Fund (the “Fund”) dated February 1, 2025 (the “Prospectus”). The Fund is a separate series of the Mutual Fund Series Trust, an open-end management company organized as an Ohio business trust. This SAI is incorporated in its entirety into the Prospectus.

The Financial Statements for the year ended September 30, 2024 are incorporated by reference into this SAI and is available on the Fund’s website www.empiricfunds.com. Copies of the Prospectus and Financial Statements may be obtained at no charge from the Fund by writing to the above address or calling 1-888-839-7424.

INVESTMENT RESTRICTIONS	2
ADDITIONAL INFORMATION ABOUT INVESTMENTS AND RISKS	4
DISCLOSURE OF PORTFOLIO HOLDINGS	16
TRUSTEES AND OFFICERS	16
PRINCIPAL SHAREHOLDERS	21
ADVISOR	23
CODE OF ETHICS	25
TRANSFER AGENT, FUND ACCOUNTING AGENT AND ADMINISTRATOR	26
COMPLIANCE SERVICES	27
CUSTODIAN	27
INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM	27
COUNSEL	27
DISTRIBUTOR	28
ADDITIONAL COMPENSATION TO FINANCIAL INTERMEDIARIES	29
PROXY VOTING POLICY	31
PORTFOLIO TURNOVER	31
PORTFOLIO TRANSACTIONS	31
PURCHASE AND REDEMPTION OF SHARES	33
REDEMPTION IN-KIND	34
REDUCTION OF UP-FRONT SALES CHARGE ON CLASS A SHARES	34
WAIVERS OF UP-FRONT SALES CHARGE ON CLASS A SHARES	35
SALES CHARGE WAIVERS AND REDUCTIONS	35
NET ASSET VALUE	36
TAX INFORMATION	37
INVESTMENTS IN FOREIGN SECURITIES	38
BACKUP WITHHOLDING	38
FOREIGN SHAREHOLDERS	39
FINANCIAL STATEMENTS	39
Appendix A	40
Appendix B	42

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EMPIRIC FUND

Mutual Fund Series Trust (“Trust”), an Ohio business trust, is registered with the Securities and Exchange Commission (“SEC”) as an open-end management investment company (or mutual fund). The Trust was formed by an Agreement and Declaration of Trust on February 27, 2006. The Trust Agreement permits the Board of Trustees (the “Board”) to issue an unlimited number of shares of beneficial interest of separate series without par value. Empiric Fund (the “Fund”) is a separate diversified series of the Trust. There are currently several other series (or funds, and together with the Fund, the “Funds”) and additional series may be approved by the Board from time to time.

Empiric Advisors, Inc. (“Advisor”) acts as investment advisor to the Fund.

The Trust does not issue share certificates. All shares are held in non-certificate form registered on the books of the Trust and the Trust’s transfer agent for the account of the shareholder. Each share of a series represents an equal proportionate interest in the assets and liabilities belonging to the applicable class of that series and is entitled to such dividends and distributions out of income belonging to the applicable class of that series as are declared by the Board. The shares do not have cumulative voting rights or any preemptive or conversion rights, and the Board has the authority from time to time to divide or combine the shares of any series into a greater or lesser number of shares of that series so long as the proportionate beneficial interest in the assets belonging to that series and the rights of shares of any other series are in no way affected. In case of any liquidation of a series, the holders of shares of the series being liquidated will be entitled to receive as a class a distribution out of the assets, net of the liabilities, belonging to that series. Expenses attributable to any class of a series are borne by that class, and thus the net asset values per share of the classes may differ. There can be no assurance that a series will grow to an economically viable size, in which case the Board may determine to liquidate the series at a time that may not be opportune for shareholders. Any general expenses of the Trust not readily identifiable as belonging to a particular series are allocated by or under the direction of the Board in such manner as the Board determines to be fair and equitable. No shareholder is liable to further calls or to assessment by the Trust without his or her express consent.

The Fund has two classes of shares: Class A and Class C Shares. Each share class represents an interest in the same assets of the Fund, has the same rights and is identical in all material respects except that (i) each class of shares may bear different distribution fees; (ii) each class of shares may be subject to different (or no) sales charges; (iii) certain other class specific expenses will be borne solely by the class to which such expenses are attributable; and (iv) each class has exclusive voting rights with respect to matters relating to its own distribution arrangements. The Board may classify and reclassify the shares of the Fund into additional classes of shares at a future date.

INVESTMENT RESTRICTIONS

Fundamental

The investment limitations described below have been adopted by the Trust with respect to the Fund and are fundamental (“Fundamental”), i.e., they may not be changed without the affirmative vote of a majority of the outstanding shares of the Fund. As used in the Prospectus and this SAI, the term “majority of the outstanding shares” of the Fund means the lesser of (1) 67% or more of the outstanding shares of the Fund present at a meeting, if the holders of more than 50% of the outstanding shares of the Fund are present or represented at such meeting; or (2) more than 50% of the outstanding shares of the Fund. Other investment practices, which may be changed by the Board without the approval of shareholders to the extent permitted by applicable law, regulation or regulatory policy, are considered non-fundamental (“Non-Fundamental”).

1.	The Fund may not invest more than 25% of its total assets in the securities of issuers in any one industry. This restriction does not apply to investments by the Fund in securities of the U.S. government or its agencies or instrumentalities. The Fund will consider the investments of underlying investment companies when determining its compliance with this restriction.

2.	The Fund may not make loans if, as a result, more than the current statutory limit (currently 33 1/3%) of its total assets would be lent to other parties, except that the Fund may: (a) purchase or hold debt instruments; (b) enter into repurchase agreements; and (c) lend its securities.

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3.	The Fund may not purchase or sell real estate or make real estate mortgage loans or invest in real estate limited partnerships, except that the Fund may purchase or sell securities issued by entities in the real estate industry or instruments backed by real estate such as, but not limited to, real estate investment trusts (“REITs”).

4.	The Fund may not issue senior securities (as defined in the Investment Company Act of 1940, as amended (the “1940 Act”)* except as permitted by rule, regulation or order of the SEC.

5.	The Fund may not borrow money in an amount exceeding the statutory limit (currently, 33 1/3% of its total assets (including the amount borrowed) less liabilities (other than borrowings)), provided that for purposes of this limitation investment strategies or transactions that obligate the Fund to purchase securities or require the Fund to segregate assets are not considered to be borrowing. The Fund will maintain asset coverage as required under the 1940 Act for all borrowings (currently 300% except where the Fund has borrowed money for temporary purposes in amounts not exceeding 5% of its total assets).

6.	The Fund may not act as an underwriter of securities issued by others, except to the extent it may be deemed to be an underwriter in connection with the disposition of Fund securities.

7.	The Fund may not purchase or sell physical commodities or commodities contracts, except that the Fund may purchase and sell: (a) marketable securities issued by companies that own or invest in commodities or commodities contracts; (b) foreign currencies; and (c) commodities contracts relating to financial instruments, such as financial futures contracts and options on such contracts, futures contracts, options, forward contracts, swaps, caps, floors, collars and other financial instruments.

*The 1940 Act limits a Fund’s ability to borrow money, prohibiting the Fund from issuing senior securities, except the Fund may borrow from any bank provided that immediately after any such borrowing there is an asset coverage of at least 300% for all borrowings by the Fund and provided further, that in the event that such asset coverage shall at any time fall below 300%, the Fund shall, within three days thereafter or such longer period as the SEC may prescribe by rules and regulations, reduce the amount of its borrowings to such an extent that the asset coverage of such borrowing shall be at least 300%.

With respect to interpretations of the SEC or its staff described in paragraphs (1) and (2) above, the SEC and its staff have identified various securities trading practices and derivative transactions used by mutual funds that give rise to potential senior security issues under Section 18(f) of the 1940 Act. However, rather than rigidly deeming all such practices as impermissible forms of issuing a “senior security” under Section 18(f), the SEC has adopted Rule 18f-4 under the 1940 Act (“Rule 18f-4”), which permits a fund to enter into derivatives transactions and certain similar transactions notwithstanding the prohibitions and restrictions on the issuance of senior securities under Section 18(f) of the 1940 Act, subject to the conditions of Rule 18f-4.

Rule 18f-4 governs the use of derivatives by registered investment companies. Rule 18f-4 imposes limits on the amount of derivatives the Fund can enter into, eliminates the asset segregation framework currently used by the Fund to comply with Section 18 of the 1940 Act, treats derivatives as senior securities and requires the Fund to maintain a comprehensive derivative risk management program and appoint a derivatives risk manager if its exposure to derivatives is above a specified amount.

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Non-Fundamental

The following limitation has been adopted by the Trust with respect to the Fund and are Non-Fundamental (as defined above):

The Fund may not purchase securities on margin or effect short sales, except that the Fund may: (a) obtain short-term credits necessary for the clearance of security transactions; (b) provide initial and variation margin payments in connection with transactions involving futures contracts and options on such contracts; and (c) make short sales “against the box” (i.e., owning an equal amount of the security itself, or of securities convertible into or exchangeable, without payment of any further consideration, for securities of the same issue and equal in amount to the security sold short) or in compliance with the SEC’s positions regarding the asset segregation requirements of Section 18 of the 1940 Act.

Generally, the Fund may purchase, sell and enter into any type of derivative instrument (including, without limitation, financial futures contracts (including futures contracts on indices of securities, interest rates and currencies), options on financial futures contracts, warrants, swaps, forward contracts, foreign currency spot and forward contracts, or other derivative instruments that are not related to physical commodities). Furthermore, the Fund will only invest in futures contracts to the extent that the Fund, its Trustees, its Advisor, or any other entity providing services to the Fund would not be required to register with the Commodity Futures Trading Commission (“CFTC”).

The Fund’s investment objective, as well as those policies which are Non-Fundamental, may be modified by the Board without shareholder approval if, in the reasonable exercise of the Board’s business judgment, modification is determined to be necessary or appropriate to carry out the Fund’s objective. However, the Fund will not change its investment objective or non-fundamental investment policies without at least 60 days’ prior written notice to shareholders.

Pursuant to Rule 22e-4, the Fund will not invest more than 15% of its net assets in securities for which there are legal or contractual restrictions on resale and other illiquid investments. Rule 144A securities with registration rights are not considered to be illiquid. If illiquid investments exceed 15% of the Fund’s net assets, the Fund will take corrective action consistent with Rule 22e-4.

Temporary Defensive Positions

From time to time, the Fund may take temporary defensive positions, which are inconsistent with the Fund’s principal investment strategies, in attempting to respond to adverse market, economic, political, or other conditions. For example, the Fund may hold all or a portion of its assets in money market instruments, including cash, cash equivalents, U.S. government securities, other investment grade fixed income securities, certificates of deposit, bankers’ acceptances, commercial paper, money market funds and repurchase agreements. If the Fund invests in a money market fund, the shareholders of the Fund generally will be subject to duplicative advisory fees. Although the Fund would do this only in seeking to avoid losses, the Fund will be unable to pursue its investment objective during that time, and it could reduce the benefit from any upswing in the market. The Fund may also invest in money market instruments at any time to maintain liquidity or pending selection of investments in accordance with its policies.

ADDITIONAL INFORMATION ABOUT INVESTMENTS AND RISKS

The Fund’s principal investment strategies are set forth under “Principal Investment Strategies” in the Prospectus. Unless restricted by the fundamental policies of the Fund, the following policies supplement the investment objective and principal investment strategies of the Fund as set forth in the Prospectus.

General Characteristics of Convertible Securities

The Fund may invest only in high grade convertible securities, that is, bonds, notes, debentures, preferred stocks and other securities which are convertible into common stocks. “High grade” securities are those rated within the three highest ratings categories of Standard & Poor’s Corporation (“S&P”), Moody’s Investors Service, Inc. (“Moody’s”) or Fitch Ratings, Inc. (“Fitch Ratings”) or that are determined by the Advisor. to be of equivalent quality. For a more complete description of debt ratings, see APPENDIX A. Investments in convertible securities may provide incidental income through interest and dividend payments and/or an opportunity for capital appreciation by virtue of their conversion or exchange features.

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Convertible debt securities and convertible preferred stocks, until converted, have general characteristics similar to both debt and equity securities. Although to a lesser extent than with debt securities generally, the market value of convertible securities tends to decline as interest rates increase and, conversely, tends to increase as interest rates decline. In addition, because of the conversion or exchange feature, the market value of convertible securities typically changes as the market value of the underlying common stocks change, and, therefore, also tends to follow movements in the general market for equity securities. As the market price of the underlying common stock declines, convertible securities tend to trade increasingly on a yield basis and so may not experience market value declines to the same extent as the underlying common stock. When the market price of the underlying common stock increases, the prices of the convertible securities tend to rise as a reflection of the value of the underlying common stock, although typically not as much as the underlying common stock. While no securities investments are without risk, investments in convertible securities generally entail less risk than investments in common stock of the same issuer.

As debt securities, convertible securities are investments that provide for a stream of income (or in the case of zero coupon securities, accretion of income) with generally higher yields than common stocks. Convertible securities generally offer lower yields than non-convertible securities of similar quality because of their conversion or exchange features.

Convertible securities are generally subordinated to other similar but non-convertible securities of the same issuer, although convertible bonds, as corporate debt obligations, enjoy seniority in right of payment to all equity securities, and convertible preferred stock is senior to common stock of the same issuer. However, because of the subordination feature, convertible bonds and convertible preferred stock typically have lower ratings than similar non-convertible securities.

Investments in Real Estate Investment Trusts (“REITS”)

Because the Fund may invest its assets in equity securities of REITs, it may also be subject to certain risks associated with direct investments in REITs. REITs may be affected by changes in the value of their underlying properties and by defaults by borrowers or tenants. Furthermore, REITs are dependent upon specialized management skills of their managers and may have limited geographic diversification, thereby, subjecting them to risks inherent in financing a limited number of projects. REITs depend generally on their ability to generate cash flow to make distributions to shareholders, and certain REITs have self-liquidation provisions by which mortgages held may be paid in full and distributions of capital returns may be made at any time.

Defensive Policy

The Fund may on a temporary basis because of market, economic, political, or other conditions, invest up to 100% of its assets in investment-grade, short-term debt instruments. Such securities may consist of: obligations of the U.S. government, its agencies or instrumentalities, and repurchase agreements secured by such instruments; certificates of deposit of domestic banks having capital, surplus, and undivided profits in excess of $100 million; banker’s acceptances of similar banks; commercial paper; and other corporate debt obligations. By taking a temporary defensive position, the Fund may not achieve its investment objective.

General Characteristics of Securities Lending

In compliance with SEC guidelines, any loans of securities in the Fund would be required to be secured with collateral (consisting of any combination of U.S. currency, securities issued or guaranteed by the U.S. government or its agencies, or irrevocable letters of credit or other debt securities issued by entities rated within the two highest grades assigned by S&P, Moody’s or Fitch Ratings or which are determined by the Advisor to be of equivalent quality).

The borrower must agree to add to such collateral to cover increases in the market value of the loaned securities, and the Fund must be entitled to terminate any loan at any time, with the borrower obligated to redeliver borrowed securities within five trading days. The borrower must agree that the Fund will receive all dividends, interest or other distributions on loaned securities, and the Fund must be able to vote loaned securities whenever the right to vote is material to the Fund’s performance. However, for income tax purposes, payments received in lieu of dividends while the securities are on loan will not be “qualified dividend income.”

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A risk of portfolio lending is potential default or insolvency of the borrower. In either of these cases, the Fund could experience delays in recovering securities or collateral or could lose all or part of the value of the loaned securities. Additionally, the Fund will be responsible for the risks associated with the investment of cash collateral, including the risk that the Fund may lose money on the investment or fail to earn sufficient income to meet its obligation to the borrower, requiring the Fund to cover any shortfall.

Investment in Unseasoned Issuers

The Fund may invest in securities of issuers which have a record of less than three years of continuous operation, including the operation of any predecessor business of a company which came into existence as a result of a merger, consolidation, reorganization or purchase of substantially all of the assets of such predecessor business. These investments may involve greater risks of loss than investments in securities of well-established companies with a history of consistent operating patterns.

Investment in Foreign Securities

The Fund may invest in U.S. dollar-denominated securities of foreign issuers. Foreign issuers are issuers organized and doing business principally outside the United States and include banks, non-U.S. governments, and quasi-governmental organizations. While investments in foreign securities are intended to reduce risk by providing further diversification, such investments involve sovereign and other risks, in addition to the credit and market risks normally associated with domestic securities. These additional risks include: the possibility of adverse political and economic developments (including political or social instability, nationalization, expropriation, or confiscatory taxation); the potentially adverse effects of unavailability of public information regarding issuers, less governmental supervision and regulation of financial markets, reduced liquidity of certain financial markets, and the lack of uniform accounting, auditing, and financial reporting standards or the application of standards that are different or less stringent than those applied in the United States; different laws and customs governing securities tracking; and possibly limited access to the courts to enforce the Fund’s rights as an investor.

The Fund may invest in equity, debt, or other income-producing securities that are denominated in or indexed to foreign currencies, including: (1) common and preferred stocks; (2) Certificates of Deposit (“CDs”), commercial paper, fixed time deposits, and bankers’ acceptances issued by foreign banks; (3) obligations of other corporations; and (4) obligations of foreign governments and their subdivisions, agencies, and instrumentalities, international agencies, and supranational entities. Investing in foreign currency denominated securities involves the special risks associated with investing in non-U.S. issuers, as described in the preceding paragraph, and the additional risks of: (a) adverse changes in foreign exchange rates; and (b) adverse changes in investment or exchange control regulations (which could prevent cash from being brought back to the United States). Additionally, dividends and interest payable on foreign securities (and gains realized on disposition thereof) may be subject to foreign taxes, including taxes withheld from those payments. Commissions on foreign securities exchanges are often at fixed rates and are generally higher than negotiated commissions on U.S. exchanges, although the Fund endeavors to achieve the most favorable net results on portfolio transactions.

Foreign securities often trade with less frequency and in less volume than domestic securities and therefore may exhibit greater price volatility. Additional costs associated with an investment in foreign securities may include higher custodial fees than apply to domestic custody arrangements and transaction costs of foreign currency conversions.

Foreign markets also have different clearance and settlement procedures. In certain markets, there have been times when settlements have been unable to keep pace with the volume of securities transactions, making it difficult to conduct such transactions. Delays in settlement could result in temporary periods when a portion of the assets of the Fund is uninvested and no return is earned thereon. The inability of the Fund to make intended security purchases due to settlement problems could cause the Fund to miss attractive investment opportunities. Inability to dispose of portfolio securities due to settlement problems could result in losses to the Fund due to subsequent declines in value of the securities or, if the Fund has entered into a contract to sell the securities, could result in possible liability to the purchaser.

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Interest rates prevailing in other countries may affect the prices of foreign securities and exchange rates for foreign currencies. Local factors, including the strength of the local economy, the demand for borrowing, the government’s fiscal and monetary policies, and the international balance of payments, often affect interest rates in other countries. Individual foreign economies may differ favorably or unfavorably from the U.S. economy in such respects as growth of gross national product, rate of inflation, capital reinvestment, resource self-sufficiency and balance of payments position.

The Fund may invest in American Depository Receipts (“ADRs”), European Depository Receipts (“EDRs”), Global Depository Receipts (“GDRs”), and International Depository Receipts (“IDRs”). ADRs (sponsored or unsponsored) are receipts typically issued by a U.S. bank or trust company evidencing its ownership of the underlying foreign securities. Most ADRs are denominated in U.S. dollars and are traded on a U.S. stock exchange. However, they are subject to the risk of fluctuation in the currency exchange rate if, as is often the case, the underlying securities are denominated in foreign currency. Issuers of the securities underlying sponsored ADRs, but not unsponsored ADRs, are contractually obligated to disclose material information in the United States. Therefore, the market value of unsponsored ADRs is less likely to reflect the effect of such information. EDRs and IDRs are receipts typically issued by a European bank or trust company evidencing its ownership of the underlying foreign securities. GDRs are receipts issued by either a U.S. or non-U.S. banking institution evidencing its ownership of the underlying foreign securities and are often denominated in U.S. dollars.

Investments in securities of foreign issuers are subject to the Fund’s quality standards. The Fund may invest only in securities of issuers in countries whose governments are considered stable by the Advisor.

Borrowing

The Fund may borrow money from a bank, provided that immediately after such borrowing there is asset coverage of 300% for all borrowings of the Fund. The Fund does not intend to borrow in excess of 5% of its total assets at the time of borrowing. The Fund may borrow to purchase securities, and it may borrow to prevent the Fund from selling a portfolio security at a disadvantageous time in order to meet shareholder redemptions. Borrowing magnifies the potential for gain or loss by the Fund and, therefore, increases the possibility of fluctuation in the Fund’s net asset value. This is the speculative factor known as leverage. Because the Fund’s investments will fluctuate in value, while the interest on borrowed amounts may be fixed, the Fund’s net asset value may tend to increase more as the value of its investments increase, or to decrease more as the value of its investments decrease, during times of borrowing. Unless profits on investments acquired with borrowed funds exceed the costs of borrowing, the use of borrowing will decrease the Fund’s investment performance.

Options, Futures and Forwards

The Fund may purchase and sell forward contracts, put and call options and futures contracts. Each of these instruments is a derivative instrument, as its value derives from the underlying asset or index.

The Fund may utilize options and futures contracts to manage its exposure to changing interest rates and/or security prices. Some options and futures strategies, including selling futures contracts and buying puts, tend to hedge the Fund’s investments against price fluctuations. Other strategies, including buying futures contracts, writing puts and calls and buying calls, tend to increase market exposure. Options and futures contracts may be combined with each other or with forward contracts in order to adjust the risk and return characteristics of the Fund’s overall strategy in a manner deemed appropriate to the Advisor and consistent with the Fund’s investment objective and policies. Because combined options positions involve multiple trades, they result in higher transaction costs and may be more difficult to open and close out.

The use of options and futures is a highly specialized activity which involves investment strategies and risks different from those associated with ordinary portfolio securities transactions, and there can be no guarantee that their use will increase the Fund’s return. While the Fund’s use of these instruments may reduce certain risks associated with owning its portfolio securities, these techniques themselves entail certain other risks. If the Advisor applies a strategy at an inappropriate time or judges market conditions or trends incorrectly, options and futures strategies may lower the Fund’s return. Certain strategies limit the Fund’s opportunities to realize gains as well as limiting the Fund’s exposure to losses.

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The Fund could also experience losses if the Fund’s options and futures positions were poorly correlated with the Fund’s other investments, or if the Fund could not close out its positions because of an illiquid secondary market. In addition, the Fund will incur transaction costs, including trading commissions and option premiums, in connection with its futures and options transactions and these transactions could significantly increase the Fund’s portfolio turnover rate.

Should prices or exchange rates move unexpectedly, the Fund may not achieve the anticipated benefits of the transactions or may realize losses and thus be in a worse position than if such strategies had not been used. Unlike many exchange-traded futures contracts and options on futures contracts, there are no daily price fluctuation limits for certain options on currencies and forward contracts, and adverse market movements could continue to an unlimited extent over a period of time. In addition, the correlation between movements in the prices of such instruments and movements in the prices of the securities and currencies hedged or used for cover will not be perfect and could produce unanticipated losses.

Purchasing Put and Call Options. By purchasing a put option, the Fund obtains the right (but not the obligation) to sell the instrument underlying the option at a fixed strike price. In return for this right, the Fund pays the current market price for the option (known as the option premium). Options have various types of underlying instruments, including specific securities, indexes of securities, indexes of securities prices and futures contracts. The Fund may terminate its position in a put option it has purchased by allowing it to expire or by exercising the option. The Fund may also close out a put option position by entering into an offsetting transaction if a liquid market exists. If the option is allowed to expire, the Fund will lose the entire premium it paid. If the Fund exercises a put option on a security, it will sell the instrument underlying the option at the strike price. If the Fund exercises an option on an index, settlement is in cash and does not involve the actual sale of securities. If an option is American-style, it may be exercised on any day up to its expiration date. A European-style option may be exercised only on its expiration date.

The buyer of a typical put option can expect to realize a gain if the price of the underlying instrument falls substantially. However, if the price of the instrument underlying the option does not fall enough to offset the cost of purchasing the option, a put buyer can expect to suffer a loss (limited to the amount of the premium paid, plus related transaction costs).

The features of call options are essentially the same as those of put options, except that the purchaser of a call option obtains the right to purchase, rather than sell, the instrument underlying the option at the option’s strike price. A call buyer typically attempts to participate in potential price increases of the instrument underlying the option with risk limited to the cost of the option if security prices fall. At the same time, the buyer can expect to suffer a loss if security prices do not rise sufficiently to offset the cost of the option.

Selling (Writing) Put and Call Options. When the Fund writes a put option, it takes the opposite side of the transaction from the option’s purchaser. In return for receipt of the premium, the Fund assumes the obligation to pay the strike price for the instrument underlying the option if the other party to the option chooses to exercise it. The Fund may seek to terminate its position in a put option it writes before exercise by purchasing an offsetting option in the market at its current price. However, if the market is not liquid for a put option the Fund has written, the Fund must continue to be prepared to pay the strike price while the option is outstanding, regardless of price changes, and must continue to post margin as discussed below.

If the price of the underlying instrument rises, a put writer would generally expect to profit, although its gain would be limited to the amount of the premium it received. If security prices remain the same over time, it is likely that the writer will also profit, because it should be able to close out the option at a lower price. If security prices fall, the put writer would expect to suffer a loss. This loss should be less than the loss from purchasing and holding the underlying instrument directly, however, because the premium received for writing the option should offset a portion of the decline.

Writing a call option obligates the Fund to sell or deliver the option’s underlying instrument in return for the strike price upon exercise of the option. The characteristics of writing call options are similar to those of writing put options, except that writing calls generally is a profitable strategy if prices remain the same or fall. Through receipt

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of the option premium a call writer offsets part of the effect of a price decline. At the same time, because a call writer must be prepared to deliver the underlying instrument in return for the strike price, even if its current value is greater, a call writer gives up some ability to participate in security price increases.

The writer of an exchange traded put or call option on a security, an index of securities or a futures contract is required to deposit cash or securities or a letter of credit as margin and to make mark to market payments of variation margin as the position becomes unprofitable.

Covering Options on Securities. A call option on a security written by the Fund is “covered” if the Fund owns the underlying securities, has an absolute and immediate right to acquire those securities upon conversion or exchange of other securities it holds or holds a call option on the underlying securities with an exercise price equal to or less than that of the call option it has written. The Fund could hold a put on the underlying securities with an exercise price equal to or greater than that of the put option it has written.

Liquidity. Although certain securities exchanges attempt to provide continuously liquid markets in which holders and writers of options can close out their positions at any time prior to the expiration of the option, no assurance can be given that a market will exist at all times for all outstanding options purchased or sold by the Fund. If an options market were to become unavailable, the Fund would be unable to realize its profits or limit its losses until the Fund could exercise options it holds, and the Fund would remain obligated until options it wrote were exercised or expired.

Options on Securities Indexes. Options on securities indexes are similar to options on securities, except that the exercise of securities index options is settled by cash payment and does not involve the actual purchase or sale of securities. In addition, these options are designed to reflect price fluctuations in a group of securities or segment of the securities market rather than price fluctuations in a single security. Some stock index options are based on a broad market index such as the S&P 500 Index, the NYSE Composite Index or the NYSE Arca Major Market Index, or on a narrower index such as the Nasdaq PHLX.

A stock index fluctuates with changes in the market values of the stocks included in the index. Options on stock indexes give the holder the right to receive an amount of cash upon exercise of the option. Receipt of this cash amount will depend upon the closing level of the stock index upon which the option is based being greater than (in the case of a call) or less than (in the case of a put) the exercise price of the option. The amount of cash received, if any, will be the difference between the closing price of the index and the exercise price of the option, multiplied by a specified dollar multiple. The writer (seller) of the option is obligated, in return for the premiums received from the purchaser of the option, to make delivery of this amount to the purchaser. All settlements of index options transactions are in cash.

The Fund may engage in transactions in stock index options listed on national securities exchanges or traded in the over-the-counter (“OTC”) market as an investment vehicle for the purpose of realizing the Fund’s investment objective. Options on indexes are settled in cash, not by delivery of securities. The exercising holder of an index option receives, instead of a security, cash equal to the difference between the closing price of the securities index and the exercise price of the option. Options currently are traded on the Chicago Board Options Exchange, the NYSE Arca and other exchanges. Purchased OTC options and the cover for written OTC options will be subject to the Fund’s 15% limitation on investment in illiquid investments.

Risks - Index options are subject to substantial risks. The primary risks include the risk of imperfect correlation between the option price and the value of the underlying securities composing the stock index selected, the possibility of an illiquid market for the option or the inability of counterparties to perform. Because the value of an index option depends upon movements in the level of the index rather than the price of a particular stock, whether the Fund will realize a gain or loss from the purchase or writing (sale) of options on an index depends upon movements in the level of stock prices in the stock market generally or, in the case of certain indexes, in an industry or market segment, rather than upon movements in the price of a particular stock. This requires different skills and techniques than are required for predicting changes in the price of individual stocks. The Fund will not enter into an option position that exposes the Fund to an obligation to another party, unless the Fund owns an offsetting position in securities. For a number of reasons, a liquid market may not exist, and thus the Fund may not be able to close out an option position that it has previously entered into. When the Fund purchases an OTC option, the Fund will be relying

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on its counterparty to perform its obligations, and the Fund may incur additional losses if the counterparty is unable to perform.

Exchange-Traded and OTC Options. All options that the Fund purchases or sells will be traded on a securities exchange or will be purchased or sold by securities dealers (OTC options) that meet the Fund’s creditworthiness standards. While exchange-traded options are obligations of the underlying exchange’s clearing house, in the case of OTC options the Fund relies on the dealer from which it purchased the option to perform if the option is exercised.

Warrants. The Fund may also invest in exchange-traded and over-the-counter warrants. Warrants are economically the same as options, except they usually have longer exercise periods. Exchange-traded warrants on a single issuer’s common stock are usually issued by the issuer of the underlying common stock or a special-purpose entity, rather than the exchange clearinghouse. Warrants may also be issued on indices or baskets of securities, and may be settled in cash or through delivery of the underlying securities. Like options, warrants may be more volatile instruments than the underlying securities.

Warrants generally do not entitle the holder to dividends or voting rights with respect to the underlying common stock and do not represent any rights in the assets of the issuer company. A warrant will expire worthless if it is not exercised on or before the expiration date.

Futures Contracts and Options on Futures Contracts. The Fund may purchase or sell (write) futures contracts and purchase or sell put and call options on futures contracts. Futures contracts obligate the buyer to take and the seller to make delivery at a future date of a specified quantity of a financial instrument or an amount of cash based on the value of a securities index. A “sale” of a futures contract means the acquisition of a contractual obligation to deliver the commodity called for by the contract at a specified price on a specified date. A “purchase” of a futures contract means the incurring of an obligation to acquire the commodity called for by the contract at a specified price on a specified date.

When the Fund purchases a put or call option on a futures contract, the Fund pays a premium for the right to sell or purchase the underlying futures contract for a specified price upon exercise at any time during the option period. By writing (selling) a put or call option on a futures contract, the Fund receives a premium in return for granting to the purchaser of the option the right to sell to or buy from the Fund the underlying futures contract for a specified price upon exercise at any time during the option period.

Unlike a futures contract, which requires the parties to buy and sell a security or make a cash settlement payment based on changes in a financial instrument or securities index on an agreed date, an option on a futures contract entitles its holder to decide on or before a future date whether to enter into such a contract. If the holder decides not to exercise its option, the holder may close out the option position by entering into an offsetting transaction or may decide to let the option expire and forfeit the premium thereon. The purchaser of an option on a futures contract pays a premium for the option but makes no initial margin payments or daily payments of cash in the nature of “variation” margin payments to reflect the change in the value of the underlying contract as does a purchaser or seller of a futures contract.

The seller of an option on a futures contract receives the premium paid by the purchaser and may be required to pay initial margin. Amounts equal to the initial margin are paid by the Fund into a segregated account, in the name of the futures commission merchant, as required by the 1940 Act and the SEC’s interpretations thereunder.

Covering Futures Contracts - When the Fund purchases or sells a futures contract, or sells an option thereon, the Fund “covers” its position.

Risks - Whether the Fund realizes a gain or loss from futures activities depends generally upon movements in the underlying commodity. The extent of the Fund’s loss from an unhedged short position in futures contracts or from writing options on futures contracts is potentially unlimited.

Other risks associated with the use of futures contracts are imperfect correlation between movements in the price of the futures and the market value of the underlying securities, and the possibility of an illiquid market for a

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futures contract. Although the Fund intends to sell futures contracts only if there is an active market for such contracts, no assurance can be given that a liquid market will exist for any particular contract at any particular time. Many futures exchanges and boards of trade limit the amount of fluctuation permitted in futures contract prices during a single trading day. Once the daily limit has been reached in a particular contract, no trades may be made that day at a price beyond that limit or trading may be suspended for specified periods during the day. Futures contract prices could move to the limit for several consecutive trading days with little or no trading, thereby preventing prompt liquidation of futures positions and potentially subjecting the Fund to substantial losses. If trading is not possible, or if the Fund determines not to close a futures position in anticipation of adverse price movements, the Fund will be required to make daily cash payments of variation margin. The risk that the Fund will be unable to close out a futures position will be minimized by entering into such transactions on a national exchange with an active and liquid secondary market.

Stock Index Futures. The Fund may buy and sell stock index futures contracts with respect to any stock index traded on a recognized stock exchange or board of trade. A stock index futures contract is a contract to buy or sell units of an index at a specified future date at a price agreed upon when the contract is made. The stock index futures contract specifies that no delivery of the actual stocks making up the index will take place. Instead, settlement in cash must occur upon the termination of the contract, with the settlement being the difference between the contract price and the actual level of the stock index at the expiration of the contract. Alternatively, the Fund may “cover” its position by owning the instruments underlying the contract (or, in the case of an index futures contract, a portfolio with a volatility substantially similar to that of the index on which the futures contract is based), or holding a call option permitting the Fund to purchase the same futures contract at a price no higher than the price of the contract written by the Fund (or at a higher price if the difference is maintained in liquid assets with the Fund’s custodian).

The Fund may purchase and sell stock index futures as a hedge against movements in the equity markets. There are several risks in connection with the use of stock index futures by the Fund as a hedging device. One risk arises because of the imperfect correlation between movements in the price of a stock index futures contract and movements in the price of the securities that are the subject of the hedge. The price of a stock index futures contract may move more than or less than the price of the securities being hedged. If the price of a stock index futures contract moves less than the price of the securities that are the subject of the hedge, the hedge will not be fully effective but, if the price of the securities being hedged has moved in an unfavorable direction, the Fund will be in a better position than if it had not hedged at all. If the price of the securities being hedged has moved in a favorable direction, this advantage will be offset partially by the loss on the index futures contract. If the price of the index futures contract moves more than the price of the stock, the Fund will experience either a loss or gain on the futures contract that will not be offset completely by movements in the price of the securities that are subject to the hedge.

Asset Coverage for Futures Contracts and Options Positions. The Fund may invest in futures contracts and options thereon for any purpose consistent with its investment objective.

Forwards. A forward is a cash market transaction in which a seller agrees to deliver a specific commodity, security, foreign currency or other financial instrument to a buyer at some point in the future for a set price. Forwards also can be structured for cash settlement rather than physical delivery.

Unlike futures contracts (which occur through a clearing firm), forward contracts are privately negotiated and are not standardized. Further, the two parties must bear each other’s credit risk, which is not the case with a futures contract. Also, since the contracts are not exchange traded, there is no marking to market requirement, which allows a buyer to avoid almost all capital outflow initially (though some counterparties might set collateral requirements). Given the lack of standardization in these contracts, there is very little scope for a secondary market in forwards.

Private Placements and Restricted Investments

Illiquid investments include securities of private issuers, securities of private funds, securities traded in unregulated or shallow markets, securities issued by entities deemed to be affiliates of the Fund, and securities that are purchased in private placements and are subject to legal or contractual restrictions on resale. Because relatively few purchasers of these securities may exist, especially in the event of adverse economic and liquidity conditions or adverse changes in the issuer’s financial condition, the Fund may not be able to initiate a transaction or liquidate a

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position in such investments at a desirable price. Disposing of illiquid investments may involve time-consuming negotiation and legal expenses, and selling them promptly at an acceptable price may be difficult or impossible.

Private funds include U.S. or foreign private limited partnerships or other investment funds. Investments in private funds may be highly speculative and volatile. Because private funds generally are investment companies for purposes of the 1940 Act, or would be but for the exemptions provided in Sections 3(c)(1) or 3(c)(7) of the 1940 Act, the Fund’s ability to invest in them will be limited. In addition, shareholders of the Fund will remain subject to the Fund’s expenses while also bearing their pro rata share of the operating expenses of the private funds. The ability of the Fund to dispose of interests in private funds is very limited and involves risks, including loss of the Fund’s entire investment in the private fund.

While private placements may offer attractive opportunities not otherwise available in the open market, the securities purchased are usually “restricted securities” or are “not readily marketable.” Restricted securities cannot be sold without being registered under the Securities Act of 1933 (the “1933 Act”), unless they are sold pursuant to an exemption from registration (such as Rules 144 or 144A). Securities that are not readily marketable are subject to other legal or contractual restrictions on resale. The Fund may have to bear the expense of registering restricted securities for resale and the risk of substantial delay in effecting registration. If the Fund sells its securities in a registered offering, it may be deemed to be an “underwriter” for purposes of Section 11 of the 1933 Act. In such event, the Fund may be liable to purchasers of the securities under Section 11 if the registration statement prepared by the issuer, or the prospectus forming a part of it, is materially inaccurate or misleading, although the Fund may have a due diligence defense.

At times, the inability to sell illiquid investments can make it more difficult to determine their fair value for purposes of computing the Fund’s net assets. The judgment of the Advisor normally plays a greater role in valuing these securities than in valuing publicly traded securities.

Securities of Other Investment Companies

The Fund may invest in securities issued by other investment companies. The Fund intends to limit its investments in accordance with applicable law or as permitted by Rule 12d1-4 under the 1940 Act. Among other things, such law would limit these investments so that, as determined immediately after a securities purchase is made by the Fund: (a) not more than 5% of the value of its total assets will be invested in the securities of any one investment company; (b) not more than 10% of the value of its total assets will be invested in the aggregate in securities of investment companies as a group; (c) not more than 3% of the outstanding voting stock of any one investment company will be owned by the Fund; and (d) not more than 10% of the outstanding voting stock of any one closed-end investment company will be owned by the Fund together with all other investment companies that have the same advisor. Under certain sets of conditions, different sets of restrictions may be applicable. As a shareholder of another investment company, the Fund would bear, along with other shareholders, its pro rata portion of that investment company’s expenses, including advisory fees. These expenses would be in addition to the advisory and other expenses that the Fund bears directly in connection with its own operations. Investment companies in which the Fund may invest may also impose a sales or distribution charge in connection with the purchase or redemption of their shares and other types of commissions or charges. Such charges will be payable by the Fund and, therefore, will be borne directly by the Fund’s shareholders.

The Fund intends to rely on Section 12(d)(1)(F) and Rule 12d1-4 under the 1940 Act which in conjunction with one another allow registered investment companies (such as the Fund) to exceed the limitations set forth above, provided the aggregate sales loads any investor pays (i.e., the combined distribution expenses of both the acquiring fund and the acquired funds) does not exceed the limits on sales loads established by the Financial Industry Regulatory Authority (“FINRA”) for funds of funds, and the registered investment company “mirror votes” any securities purchased pursuant to Section 12(d)(1)(F).

Short Sales

The Fund may use short sales in an attempt both to protect its portfolio against the effects of potential downtrends in the securities markets and as a means of enhancing its overall performance. A “short sale” is a transaction in which the Fund sells a security it does not own but has borrowed in anticipation that the market price

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of that security will decline. To complete such a transaction, the Fund must borrow the security to make delivery to the buyer. The Fund is then obligated to replace the security borrowed by borrowing the same security from another lender, purchasing it at the market price at the time of replacement, or paying the lender an amount equal to the cost of purchasing the security. The price at such time may be more or less than the price at which the security was sold by the Fund. Until the security is replaced, the Fund is required to repay the lender any dividends or interest which accrues during the period of the loan. To borrow the security, the Fund also may be required to pay a premium, which would increase the cost of the security sold. The net proceeds of the short sale will be retained by the broker, to the extent necessary to meet margin requirements, until the short position is closed out. The Fund also will incur transaction costs in effecting short sales.

The Fund will incur a loss as a result of a short sale if the price of the security increases between the date of the short sale and the date on which the Fund replaces the borrowed security. The Fund will realize a gain if the price of the security declines in price between those dates. The amount of any gain will be decreased, and the amount of any loss increased, by the amount of the premium, dividends or interest the Fund may be required to pay, if any, in connection with a short sale.

The Fund also may make short sales “against the box,” i.e., when a security identical to or convertible or exchangeable into one owned by the Fund is borrowed and sold short.

Until the Fund closes its short position or replaces the borrowed security, the Fund will cover the Fund’s short position. The Fund may use up to 100% of its portfolio to engage in short sales transactions and collateralize its open short positions.

Risks - Although the Fund’s gain is limited by the price at which it sold the security short, its potential loss is unlimited. The more the Fund pays to purchase the security, the more it could lose on the transaction, and the more the price of Fund shares will be affected.

Selling short magnifies the potential for both gain and loss to the Fund and its investors. The larger the Fund’s short position, the greater the potential for gain and loss. A strategy involving going short in a particular security is separate and distinct from a strategy of buying and selling the underlying security itself.

Swaps and Related Products

The Fund may engage in swap transactions, including, but not limited to, securities index, basket, equity, total return, specific security, interest rate, currency and commodity swaps, caps, floors and collars and options on swaps (collectively defined as “swap transactions”). Swap agreements are two-party contracts entered into primarily by institutional counterparties for periods ranging from a few weeks to several years. In a standard swap transaction, two parties agree to exchange the returns (or differentials in rates of return) that would be earned or realized on specified notional investments or instruments. The gross returns to be exchanged or “swapped” between the parties are calculated by reference to a “notional amount,” i.e., the return on or increase in value of a particular dollar amount invested in a “basket” of securities representing a particular index, in a particular foreign currency or commodity or at a particular interest rate.

The purchaser of a cap or floor, upon payment of a fee, has the right to receive payments (and the seller of the cap is obligated to make payments) to the extent the return on a specified index, security, currency, interest rate or commodity exceeds (in the case of a cap) or is less than (in the case of a floor) a specified level over a specified period of time or at specified dates. The purchaser of a collar, upon payment of a fee, has the right to receive payments (and the seller of the collar is obligated to make payments) to the extent that the return on a specified index, security, currency, interest rate or commodity falls outside an agreed upon range over a specified period of time or at specified dates. The purchaser of an option on a swap, upon payment of a fee (either at the time of purchase or in the form of higher payments or lower receipts within a swap transaction) has the right, but not the obligation, to initiate a new swap transaction of a pre-specified notional amount with pre-specified terms with the seller of the option as the counterparty.

During the term of a swap, cap, floor or collar, changes in the value of the instrument are recognized as unrealized gains or losses by marking to market to reflect the market value of the instrument. When the instrument is

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terminated, the Fund will record a realized gain or loss equal to the difference, if any, between the proceeds from (or cost of) the closing transaction and the Fund’s basis in the contract.

The Fund’s current obligations under a swap agreement will be accrued daily (offset against any amounts owing to the Fund) and any accrued but unpaid net amounts owed to a swap counterparty will be covered by segregating assets determined to be liquid. Obligations under swap agreements so covered will not be construed to be “senior securities” for purposes of the Fund’s investment policy concerning senior securities.

Notional Amounts - The “notional amount” of a swap transaction is the agreed upon basis for calculating the payments that the parties have agreed upon to exchange. For example, one swap counterparty may agree to pay a return equal to the appreciation or depreciation in an equity index calculated based on a $10 million notional investment at the end of one year in exchange for receipt of payments calculated based on the same notional amount and a fixed rate of interest on a semi-annual basis. In the event that the Fund is obligated to make payments more frequently than it receives payments from the other party, the Fund will incur incremental credit exposure to that swap counterparty. This risk may be mitigated somewhat by the use of swap agreements which call for a net payment to be made by the party with the larger payment obligation when the obligations of the parties fall due on the same date. Under most swap agreements entered into by us, payments by the parties will be exchanged on a “net basis,” and the Fund will receive or pay, as the case may be, only the net amount of the two payments.

Counterparties - The counterparty to any swap agreement will typically be a bank, investment banking firm or broker/dealer. The counterparty will generally agree to pay the Fund the amount, if any, by which the notional amount of the swap agreement would have increased in value had it been invested in the particular stocks, plus the dividends that would have been received on those stocks. The Fund will agree to pay to the counterparty a floating rate of interest on the notional amount of the swap agreement plus the amount, if any, by which the notional amount would have decreased in value had it been invested in such stocks. Therefore, the return to the Fund on any swap agreement should be the gain or loss on the notional amount plus dividends on the stocks less the interest paid by the Fund on the notional amount.

Strategy - The Fund may enter into swap transactions in an attempt to obtain or preserve a particular return at a lower cost than obtaining that return or spread through purchases and/or sales of instruments in cash markets, to protect against currency fluctuations, to protect against any increase in the price of securities we anticipate purchasing at a later date or to gain exposure to certain markets in the most economical way possible. The Fund may enter into swap agreements to invest in a market without owning or taking physical custody of securities in circumstances in which direct investment is restricted for legal reasons or is otherwise impracticable.

Risks - As mentioned above, swap agreements typically are settled on a net basis, which means that the two payment streams are netted out, with the Fund receiving or paying, as the case may be, only the net amount of the two payments. Payments may be made at the conclusion of a swap agreement or periodically during its term. Swap agreements do not involve the delivery of securities or other underlying assets. Accordingly, the risk of loss with respect to swap agreements is limited to the net amount of payments that the Fund is contractually obligated to make. If the other party to a swap agreement defaults, the Fund’s risk of loss consists of the net amount of payments that the Fund is contractually entitled to receive, if any. The net amount of the excess, if any, of the Fund’s obligations over its entitlements with respect to each equity swap will be accrued on a daily basis. Inasmuch as these transactions are entered into for hedging purposes, as permitted by applicable law, the Fund and the Advisor believe that these transactions do not constitute senior securities under the 1940 Act and, accordingly, will not treat them as being subject to the Fund’s borrowing restrictions.

The amount of the Fund’s potential gain or loss on any swap transaction is not subject to any fixed limit. Nor is there any fixed limit on the Fund’s potential loss if it sells a cap or collar. If the Fund buys a cap, floor or collar, however, the potential loss is limited to the amount of the fee that the Fund has paid. When measured against the initial amount of cash required to initiate the transaction, which is typically zero in the case of most conventional swap transactions, swaps, caps, floors, and collars tend to be more volatile than many other types of instruments.

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The use of swap transactions, caps, floors and collars involves investment techniques and risks which are different from those associated with portfolio security transactions. If the Advisor is incorrect in its forecasts of market values, interest rates, and other applicable factors, the Fund’s investment performance will be less favorable than if these techniques had not been used. These instruments are typically not traded on exchanges. Accordingly, there is a risk that the other party to certain of these instruments will not perform its obligations to the Fund or that the Fund may be unable to enter into offsetting positions to terminate its exposure or liquidate its position under certain of these instruments when the Fund wishes to do so. Such occurrences could result in losses to the Fund. The Advisor will, however, consider such risks and will enter into swap and other derivatives transactions only when it believes that the risks are not unreasonable.

The Fund will not enter into a swap transaction, cap, floor, or collar, unless the counterparty to the transaction is deemed creditworthy by the Advisor. The Fund bears the risk of loss of the amount expected to be received under a swap agreement in the event of the default or bankruptcy of a swap agreement counterparty. If a counterparty defaults, however, the Fund may have contractual remedies to the agreements related to the transaction.

Because they are two-party contracts and because they may have terms of greater than seven days, swap agreements may be considered to be illiquid for purposes of the Fund’s illiquid investment limitation. Further, swap transactions in which the Fund enters, which generally involve equity securities and have customized terms, are not expected to be particularly liquid. However, the swap market has grown substantially in recent years with a large number of banks and investment banking firms acting both as principals and as agents utilizing standardized swap documentation. As a result, certain aspects of the swap market have become relatively liquid in comparison with the markets for other similar instruments which are traded in the over-the-counter market. The Advisor, under the supervision of the Board, is responsible for determining and monitoring the liquidity of Fund transactions in swap agreements. The Advisor will consider liquidity in establishing the size and term of swap transactions. The Federal income tax treatment with respect to swap transactions, caps, floors, and collars may impose limitations on the extent to which the Fund may engage in such transactions.

Indexed Securities

Indexed securities are securities whose prices are indexed to the prices of other securities, securities indices, currencies, precious metals or other commodities, or other financial indicators. Indexed securities typically, but not always, are debt securities or deposits whose value at maturity or coupon rate is determined by reference to a specific instrument or statistic. The performance of indexed securities depends to a great extent on the performance of the security, currency or other instrument to which they are indexed, and may also be influenced by interest rate changes in the country or region in the currency of which the indexed security is denominated or based. At the same time, indexed securities are subject to the credit risks associated with the issuer of the security, and their values may decline substantially if the issuer’s creditworthiness deteriorates. Indexed securities may be more volatile than the underlying instruments.

ReFlow Liquidity Program

The Fund may participate in the ReFlow liquidity program, which is designed to provide an alternative liquidity source for mutual funds experiencing net redemptions of their shares. Pursuant to the program, ReFlow Fund, LLC (“ReFlow”) provides participating mutual funds with a source of cash to meet net shareholder redemptions by standing ready each business day to purchase fund shares up to the value of the net shares redeemed by other shareholders that are to settle the next business day. Following purchases of fund shares, ReFlow then generally redeems those shares when the fund experiences net sales, at the end of a maximum holding period determined by ReFlow (currently 28 days) or at other times at ReFlow’s discretion. While ReFlow holds fund shares, it will have the same rights and privileges with respect to those shares as any other shareholder. ReFlow will periodically redeem its entire share position in the Fund and request that such redemption be met in kind in accordance with the Fund’s redemption in kind policies described under “Redeeming Shares” below. For use of the ReFlow service, the Fund pays a fee to ReFlow each time it purchases fund shares, calculated by applying to the purchase amount a fee rate determined through an automated daily auction among participating mutual funds. The minimum fee rate is 0.25% of the value of the Fund shares purchased by ReFlow, although the Fund may submit a bid at a higher fee rate if it determines that doing so is in the best interest of Fund shareholders. Such fee is allocated among the Fund’s share classes based on relative net assets. ReFlow’s purchases of Fund shares through the liquidity program are made on an

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investment-blind basis without regard to the Fund’s objective, policies or anticipated performance. ReFlow will purchase Class A shares at net asset value and will not be subject to any sales charges and investment minimums applicable to such shares. In accordance with federal securities laws, ReFlow is prohibited from acquiring more than 3% of the outstanding voting securities of the Fund. The Advisor believes that the program assists in stabilizing the Fund’s net assets to the benefit of the Fund and its shareholders. To the extent the Fund’s net assets do not decline, the Advisor may also benefit.

DISCLOSURE OF PORTFOLIO HOLDINGS

The Board has adopted policies and procedures for the public and non-public disclosure of the Fund’s portfolio securities.

As a general matter, no information concerning the portfolio holdings of the Fund may be disclosed to any unaffiliated third party except (1) to service providers that require such information in the course of performing their duties (for example, the Fund’s custodian, administrator, investment advisor, independent public accountants, attorneys, officers and trustees) and are subject to a duty of confidentiality including a duty not to trade on non-public information, and (2) pursuant to certain exceptions that serve a legitimate business purpose. These exceptions may include: (1) disclosure of portfolio holdings only after such information has been publicly disclosed on the Fund’s website, in marketing materials (provided the portfolio holdings disclosed in the materials are at least 15 days old) or through filings with the SEC as described below and (2) to third-party vendors that (a) agree to not distribute the portfolio holdings or results of the analysis to third parties, other departments or persons who are likely to use the information for purposes of purchasing or selling the Fund before the portfolio holdings or results of the analysis become publicly available; and (b) sign a written confidentiality agreement. The confidentiality agreement must provide, but is not limited to, that the recipient of the portfolio holdings information agrees to limit access to the portfolio holdings information to its employees who, on a need to know basis are (1) authorized to have access to the portfolio holdings information and (2) subject to confidentiality obligations, including duties not to trade on non-public information, no less restrictive that the confidentiality obligations contained in the confidentiality agreement.

The Fund’s portfolio holdings are currently disclosed to the public through filings with the SEC. The Fund discloses its portfolio holdings by delivering the annual and semi-annual reports, or notice of electronic availability thereof, to shareholders approximately two months after the end of the fiscal year and semi-annual period. on Forms N-CSR two months after the end of each semi-annual period and Form N-PORT two months after each calendar quarter.

Neither the Fund nor the Advisor may enter into any arrangement providing for the disclosure of non-public portfolio holding information for the receipt of compensation or benefit of any kind. Any exceptions to the policies and procedures may only be made by the consent of the Trust’s chief compliance officer upon a determination that such disclosure serves a legitimate business purpose and is in the best interests of the Fund and will be reported to the Board at the Board’s next regularly scheduled meeting.

TRUSTEES AND OFFICERS

The Board manages the business and affairs of the Trust and appoints or elects officers responsible for the day-to-day operations of the Trust and the execution of policies established by Board resolution or directive. In the absence of such provisions, the respective officers have the powers and discharge the duties customarily held and performed by like officers of corporations similar in organization and business purposes.

The Trustees who are not “interested persons” (for regulatory purposes) of the Trust or the Advisor or the distributor (the “Independent Trustees”) are charged with, among other functions, recommending to the full Board approval of the distribution, transfer agency and accounting services agreements and advisory agreements. When considering approval of the existing advisory agreement, the Independent Trustees evaluate the nature and quality of the services provided by the Advisor, the performance of the Fund, the Advisor’s costs and the profitability of the agreement to the Advisor, ancillary benefits to the Advisor or its affiliates in connection with its relationship to the Fund and the amount of fees charged in comparison to those of other investment companies.

The Board currently has three standing committees: the Audit Committee, the Risk and Compliance Committee and the Nominating Committee. In addition, the Board currently has a Special Committee that oversees litigation matters on behalf of the Trust. Each committee is described below.

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The term of office for each Trustee is for the duration of the Trust or until death, removal, resignation or retirement. The term of office of each officer is until a successor is elected.

Information pertaining to the Trustees and officers of the Trust, including their principal occupations for the last five years, is set forth below.

Independent Trustees

Name, Address Year of Birth	Position(s) Held with Registrant	Term and Length Served*	Principal Occupation(s) During Past 5 Years	Number of Portfolios Overseen in the Fund Complex**	Other Directorships Held During Past 5 Years
Tobias Caldwell c/o Mutual Fund Series Trust 36 N. New York Avenue, Huntington, NY 11743 Year of Birth: 1967	Lead Trustee, Chairman of the Audit Committee and Nominating Committee	Since 6/2006	Manager, Genovese Family Enterprises, LLC (and affiliates, family office) since 1999, Managing Member, Bear Properties, LLC (real estate firm) since 2006.	48	Chairman of the Board, Mutual Fund and Variable Insurance Trust since 2016; Chairman of the Board, Strategy Shares since 2016; Trustee, IDX Funds Trust (formerly, M3Sixty Funds Trust) since 2016; Chairman of the Board, Catalyst Strategic Income Opportunities Fund since April 2024; Chairman of the Board of AlphaCentric Prime Meridian Income Fund from 2018 to August 2023.

Stephen P. Lachenauer c/o Mutual Fund Series Trust 36 N. New York Avenue, Huntington, NY 11743 Year of Birth: 1967	Trustee	Since 4/2022	Attorney, private practice since 2010.	48	Trustee and Chairman of the Audit and Risk and Compliance Committees since 2016, and Chairman of the Investment Committee since November 2020, Mutual Fund and Variable Insurance Trust; Trustee and Chairman of the Audit and Risk and Compliance Committees since 2016, and Chairman of the Investment Committee since November 2020, Strategy Shares; Trustee and Chairman of the Audit Committee, Catalyst Strategic Income Opportunities Fund since 2024; Trustee and Chairman of the Audit and Risk and Compliance Committees from 2018 to 2023, and Chairman of the Investment Committee from 2020 to 2023, AlphaCentric Prime Meridian Income Fund.

Tiberiu Weisz c/o Mutual Fund Series Trust 36 N. New York Avenue, Huntington, NY 11743 Year of Birth: 1949	Trustee, Chairman of the Risk and Compliance Committee	Since 6/2006	Attorney since 1982.	34	Trustee and Chairman of the Risk and Compliance Committee, Catalyst Strategic Income Opportunities Fund since April 2024.

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Interested Trustee*** and Officers

Name, Address, Year of Birth	Position(s) Held with Registrant	Term and Length Served*	Principal Occupation(s) During Past 5 Years	Number of Portfolios Overseen In The Fund Complex**	Other Directorships Held During Past 5 Years
Jerry Szilagyi 53 Palmeras St. Suite 601 San Juan, PR 00901 Year of Birth: 1962	Chairman of the Board	Trustee since 7/2006; President 2/2012-3/2022	President of the Trust, 2/2012—3/2022; President, Rational Advisors, Inc., since 2016; Chief Executive Officer, Catalyst Capital Advisors LLC, since 2006; Member, AlphaCentric Advisors LLC, since 2014 ; Managing Member, MFund Distributors LLC, since 2012; Managing Member, MFund Services LLC, since 2012; CEO, Catalyst International Advisors LLC, since 2019; CEO, Insights Media LLC, since 2019; CEO, MFund Management LLC, since 2019.	34	None

Michael Schoonover 53 Palmeras St. Suite 601 San Juan, PR 00901 Year of Birth: 1983	President	Since 3/2022	Vice President of the Trust, 2018-2022; Chief Operating Officer, Catalyst Capital Advisors LLC and Rational Advisors, Inc., since 2017; Portfolio Manager, Catalyst Capital Advisors LLC 12/2013 to 5/2021; President, MFund Distributors LLC, since 2020; COO, Catalyst International Advisors LLC, since 2019; COO, Insights Media LLC, since 2019; COO, MFund Management LLC, since 2019; COO, AlphaCentric Advisors LLC, since 2021.	N/A	N/A

Alex Merino 53 Palmeras St. Suite 601 San Juan, PR 00901 Year of Birth: 1985	Vice President	Since 3/2022	Investment Operations Manager, MFund Management LLC, since 2022; Investment Operations Analyst, MFund Management LLC, 9/2020 to 12/2021; Tax Senior Associate, PwC Asset & Wealth Management NY Metro, 7/2016-6/2019.	N/A	N/A

Thomas Hamel 36 N. New York Avenue Huntington, NY 11743 Year of Birth: 1969	Vice President	Since 11/2024	Managing Director, Head of Investment Operations, Catalyst Capital Advisors LLC, AlphaCentric Advisors LLC and Rational Advisors, Inc., since 1/2024; COO, Head of Investment Operations & Accounting, Captain Technologies, 9/2020 to 1/2024; Head of Client & Investment Operations, Aksia LLC, 4/2009 – 8/2020.	N/A	N/A

Erik Naviloff 225 Pictoria Drive, Suite 450 Cincinnati, OH 45246 Year of Birth: 1968	Treasurer	Since 4/2012	Vice President – Fund Administration, Ultimus Fund Solutions, LLC, since 2011.	N/A	N/A

Brian Curley 225 Pictoria Drive, Suite 450 Cincinnati, OH 45246 Year of Birth: 1970	Assistant Treasurer	Since 11/2013	Vice President – Fund Administration, Ultimus Fund Solutions, LLC since 2015.	N/A	N/A

Sam Singh 225 Pictoria Drive, Suite 450 Cincinnati, OH 45246 Year of Birth: 1976	Assistant Treasurer	Since 2/2015	Vice President – Fund Administration, Ultimus Fund Solutions, LLC since 2015.	N/A	N/A

Frederick J. Schmidt 36 N. New York Avenue Huntington, NY 11743 Year of Birth: 1959	Chief Compliance Officer	Since 5/2015	Director of Compliance Services, MFund Services LLC since 2015.	N/A	N/A

Jennifer A. Bailey 36 N. New York Avenue Huntington, NY 11743 Year of Birth: 1968	Secretary	Since 4/2014	Director of Legal Services, MFund Services LLC, since 2012.	N/A	N/A

*	The term of office of each Trustee is indefinite.

**	The ‘Fund Complex’ includes the Trust, Mutual Fund and Variable Insurance Trust, Strategy Shares and Catalyst Strategic Income Opportunities Fund, each a registered investment company.

***	The Trustee who is an “interested person” of the Trust as defined in the 1940 Act is an interested person by virtue of being an officer of the advisor to certain series of the Trust.

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Leadership Structure. The Trust is led by Jerry Szilagyi, who has served as the Chairman of the Board since 2010. Mr. Szilagyi is an interested person by virtue of his controlling interest in the Catalyst Capital Advisors LLC and AlphaCentric Advisors LLC, each of which serves as investment adviser to other certain series of the Trust. The Board is comprised of Mr. Szilagyi, an Interested Trustee, and Tobias Caldwell, Tiberiu Weisz and Stephen Lachenauer, each an Independent Trustee. Mr. Caldwell serves as the Lead Independent Trustee. The Lead Independent Trustee serves as a key point person for dealings between management and the Independent Trustees and assists in setting the agendas for Board meetings. The Independent Trustees meet in executive session at each Board meeting. Under the Trust’s bylaws and governance guidelines, the Chairman of the Board is responsible for (a) chairing Board meetings, (b) setting the agendas for these meetings and (c) providing information to the Board in advance of each Board meeting and between Board meetings. The Board believes this is the most appropriate leadership structure for the Trust given Mr. Szilagyi’s background in the investment management industry and his experience in providing both advisory and administrative services to other mutual funds. Additionally, as the President of MFund Services LLC, which provides management and legal administrative services to the funds, Mr. Szilagyi is well positioned and informed regarding issues requiring the attention of the Board, and as the leader of the Board, can ensure such issues are included in the Board’s agenda for meetings and that appropriate time is allocated to discuss such issues and take any necessary actions.

Risk Oversight. In its risk oversight role, the Board oversees risk management. The Board, directly or through the Audit Committee and the Risk and Compliance Committee, reviews reports from among others, the advisors, sub-advisors, the Trust’s chief compliance officer, the Trust’s independent registered public accounting firm, and the Independent Trustees’ counsel, as appropriate, regarding risks faced by the Trust and the funds and the risk management programs of the Trust, the advisors and certain service providers. The full Board regularly engages in discussions of risk management and receives compliance reports that inform its oversight of risk management from the Trust’s Chief Compliance Officer at quarterly meetings and on an ad hoc basis, when and if necessary. The Trust’s Chief Compliance Officer also meets at least quarterly in executive session with the Independent Trustees. The actual day-to-day risk management with respect to the funds resides with the advisor, sub-advisor(s), if any, and other service providers to the funds. Although the risk management policies of the advisor, sub-advisor(s), if any, and the service providers are designed to be effective, those policies and their implementation vary among service providers and over time, and there is no guarantee that they will be effective. Generally, the Board believes that its oversight of material risks is adequately maintained through the risk-reporting chain where the Chief Compliance Officer is the primary recipient and communicator of such risk-related information.

The Board also considers liquidity risk management issues as part of its general oversight responsibilities and oversees the Fund’s liquidity risk through, among other things, receiving periodic reporting and presentations by the Liquidity Risk Management (“LRM”) Program Administrator that address liquidity matters. As required by Rule

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22e-4 under the 1940 Act, the Board, including a majority of the Independent Trustees, has approved the Trust’s LRM Program, which is reasonably designed to assess and manage the Trust’s liquidity risk, and has appointed the LRM Program Administrator that is responsible for administering the LRM Program. The Board also reviews, no less frequently than annually, a written report prepared by the LRM Program Administrator that addresses, among other items, the operation of the program and assesses its adequacy and effectiveness of implementation.

Audit Committee. Mr. Caldwell, Mr. Weisz and Mr. Lachenauer serve on the Board’s Audit Committee. The Board’s Audit Committee is a standing independent committee with a separate chair. The primary function of the Audit Committee is to assist the full Board in fulfilling its oversight responsibilities to the shareholders and the investment community relating to fund accounting, reporting practices and the quality and integrity of the financial reports. To satisfy these responsibilities, the Audit Committee reviews with the independent auditors, the audit plan and results and recommendations following independent audits, reviews the performance of the independent auditors and recommends engagement or discharge of the auditors to the full Board, reviews the independence of the independent auditors, reviews the adequacy of the funds’ internal controls and prepares and submits Audit Committee meeting minutes and supporting documentation to the full Board. During the fiscal year ended September 30, 2024, the Audit Committee held 4 meetings.

Risk and Compliance Committee. Mr. Caldwell, Mr. Weisz and Mr. Lachenauer serve on the Board’s Risk and Compliance Committee. The Risk and Compliance Committee is a standing independent committee with a separate chair. The primary function of the Risk and Compliance Committee is to assist the full Board in fulfilling its oversight responsibilities to the shareholders and the investment community relating to the adequacy and effectiveness of the Trust’s compliance program and to oversee the Trust’s Chief Compliance Officer. The Risk and Compliance Committee meets as often as necessary, and no less than quarterly. During the fiscal year ended September 30, 2024, the Risk and Compliance Committee met 4 times.

Nominating Committee. Mr. Caldwell, Mr. Weisz and Mr. Lachenauer serve on the Board’s Nominating Committee. The Board’s Nominating Committee is a standing independent committee with a separate chair. The primary functions of the Nominating Committee are to assist the Board in carrying out its responsibilities relating to (i) the identification and selection of qualified individuals to become Board members and members of Board committees and (ii) the development, adoption and periodic monitoring and updating of criteria and characteristics relating to the consideration, nomination and selection of interested and non-interested trustees. The Nominating Committee meets as often as necessary.

Special Committee. Mr. Caldwell, Mr. Weisz and Mr. Lachenauer serve on a Special Committee responsible for reviewing the allegations of any lawsuit filed against the Trust, or any demand for books and records served upon the Trust. The Special Committee is also responsible for taking such other actions that may be referred to it from time to time by the Board. The Special Committee met as needed during the fiscal year ended September 30, 2024.

Background and Qualifications of the Trustees. Mr. Szilagyi is a member of the AlphaCentric Advisor LLC, an investment advisor to other series of the Trust and managing member of Catalyst Capital Advisors LLC, an investment advisor to other series of the Trust and an original sponsor of the Trust. Mr. Szilagyi is also the President of Rational Advisors, Inc., an investment advisor to other series in the Fund Complex and is President of MFund Services LLC, which provides management and legal administrative services to the Trust. Mr. Szilagyi has many years of experience managing mutual funds and providing administrative services to other mutual funds. His experience in the investment management industry makes him uniquely qualified to serve as the Trust’s Chairman.

Mr. Caldwell is the manager of the Genovese family office, and a managing member of a real estate management firm. Mr. Caldwell’s experience in the investment and real estate and investment industries provides the Board with an additional perspective and understanding of investment strategies used by advisors to the Funds. Mr. Caldwell also serves on the boards of other mutual fund trusts including board of other registered investment companies in the Fund Complex.

Mr. Weisz is an attorney and provides the Board with general insight regarding its duties and standards of care. Mr. Weisz also serves on the board of another registered investment company in the Fund Complex.

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Mr. Lachenauer has been an attorney in private practice for over fifteen years, providing advice and counsel to small businesses and individuals on real estate, commercial contracts, general business and financial matters. Mr. Lachenauer’s previous experience at large law firms and as an attorney at a large investment bank provides the Board with knowledge of financial and investment regulatory matters. Mr. Lachenauer also serves on the boards of other registered investment companies in the Fund Complex.

Share Ownership in the Fund

Fund Shares Owned by Trustees as of December 31, 2024

Name of Trustee	Dollar Range of Equity Securities in the Fund	Aggregate Dollar Range of Equity Securities in all Registered Investment Companies overseen by Trustee in the Trust
Mr. Caldwell	$0 - $10,000	Over $100,000
Mr. Weisz	None	None
Mr. Lachenauer	None	None
Mr. Szilagyi	$10,001 - $50,000	Over $100,000

Compensation of the Board of Trustees

The Independent Trustees are paid a quarterly retainer and receive compensation for each special in-person meeting attended. The fees paid to the Independent Trustees for their attendance at a meeting are shared equally by the funds of the Trust. The Lead Independent Trustee of the Trust and the Chairmen of the Board’s Audit Committee and Risk and Compliance Committee receive an additional quarterly retainer.

The following table describes the compensation paid to the Trustees during the fiscal year ended September 30, 2024. The Trust has no retirement or pension plans.

Compensation Table
Name of Person, Position(s)	Mr. Caldwell	Mr. Weisz	Mr. Lachenauer	Mr. Szilagyi**
Aggregate Compensation from the Fund	$5,982	$4,847	$4,563	$0
Total Compensation from Fund Complex*	$297,003	$168,520	$253,003	$0

*	The ‘Fund Complex’ includes the Trust, Mutual Fund and Variable Insurance Trust, Strategy Shares and Catalyst Strategic Income Opportunities Fund, each a registered investment company.

**	Mr. Szilagyi is compensated by Catalyst for advisory services and MFund Services LLC for administrative support services to the Trust. Please see the “Transfer Agent, Fund Accounting and Administrator” section for more details.

PRINCIPAL SHAREHOLDERS

Persons controlling the Fund can determine the outcome of any proposal submitted to the shareholders for approval, including changes to the Fund’s fundamental policies or the terms of the advisory agreement with the Advisor. Persons owning 25% or more of the outstanding shares of the Fund (or a class of shares of the Fund) may be deemed to control the Fund (or class of the Fund). Persons owning 5% or more of the outstanding shares of the Fund (or a class of shares of the Fund) may be deemed principal shareholders of the Fund (or class of the Fund).

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Class A Shares

Shareholders known by the Trust to own of record 5% or more of the outstanding shares of the Fund Class A shares on January 2, 2025 and the percentage of the outstanding shares owned on that date are listed below.

Name and Address of Beneficial or Record Owner	Number of Shares Held	Percent (%) of Class
Gregory Coffelt 500 N Capital of Texas Hwy, Building 8, Suite 150, Austin, TX 78746	47,575.8100	13.21%

Paul S. Coffelt 500 N Capital of Texas Hwy, Building 8, Suite 150, Austin, TX 78746	49,230.0040	13.67%

Todd Coffelt 500 N Capital of Texas Hwy, Building 8, Suite 150, Austin, TX 78746	23,198.7160	6.44%

Mark Coffelt 500 N Capital of TX Highway, 8-150 Austin, TX 78746	23,075.9570	6.41%

Charles Schwab & Co. Inc./Reinvest Act 211 Main Street San Francisco, CA 94105	62,437.1020	17.34%

As of January 2, 2025, securities of the Fund Class A shares owned by all officers and trustees, including beneficial ownership, as a group represented less than 1% of the outstanding Class A shares of the Fund.

The shareholders listed above own shares for investment purposes and have no known intention of exercising any control of the Fund.

Class C Shares

Shareholders known by the Trust to own of record 5% or more of the outstanding shares of the Fund Class C shares on January 2, 2025 and the percentage of the outstanding shares owned on that date are listed below.

Name and Address of Beneficial or Record Owner	Number of Shares Held	Percent (%) of Class
Francis Sarguis 500 N Capital of Texas Hwy, Building 8, Suite 150, Austin, TX 78746	6,082.8910	26.55%*

John McRoberts TTEE/Marital Trust Under The McRoberts Family Trust U/A 06/16/1995 500 N Capital of Texas Hwy, Building 8, Suite 150, Austin, TX 78746	7,559.1260	32.99%*

Teri A Evans 500 N Capital of Texas Hwy, Building 8, Suite 150, Austin, TX 78746	4,959.9240	21.65%

*	May be deemed to control Class C shares of the Fund because holdings are more than 25% of the outstanding Class C shares.

As of January 2, 2025, securities of the Fund Class C shares owned by all officers and trustees, including beneficial ownership, as a group represented less than 1% of the outstanding Class C shares of the Fund.

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The shareholders listed above own shares for investment purposes and have no known intention of exercising any control of the Fund.

ADVISOR

Empiric Advisors, Inc. has been retained by the Fund under an advisory agreement to act as the Fund’s advisor, subject to the oversight of the Board (the “Advisory Agreement”). The address for the Advisor is 500 N Capital of Texas Hwy, Building 8, Suite 150, Austin, TX 78746. The Advisor was formed in 1987. The Advisor is controlled by Mark A. Coffelt, an affiliated person of the Fund, through a partnership that owns 100% of the outstanding shares of the Advisor. Mark A. Coffelt is the President and Chief Investment Officer of both the Advisor and Empiric Distributors, Inc.

The Advisory Agreement provides that the Advisor will provide the Fund with investment advice and supervision, and will continuously furnish an investment program for the Fund consistent with the investment objectives and policies of the Fund. The Advisor is responsible for the payment of the salaries and expenses of all of its personnel, office rent and the expenses of providing investment advisory and related clerical expenses.

Under the terms of the Advisory Agreement, the Advisor directs the investment of the assets of the Fund in conformity with the investment objectives and policies of the Fund. It is the responsibility of the Advisor to make investment decisions for the Fund and to provide continuous supervision of the investment portfolios of the Fund.

For its services under the Advisory Agreement, the Advisor is paid a monthly advisory fee at the annual rate of 1.00% of the average daily net assets for the Fund. The Advisor pays expenses incurred by it in connection with acting as advisor, other than costs (including taxes and brokerage commissions, borrowing costs, costs of investing in underlying funds and extraordinary expenses, if any) of securities purchased for the Fund and other expenses paid by the Fund as detailed in the Advisory Agreement. The Advisor pays for all employees, office space and facilities required by it to provide services under the Advisory Agreement, except for specific items of expense referred to below.

Except for the expenses described above that have been assumed by the Advisor, all expenses incurred in administration of the Fund will be charged to the Fund, including investment advisory fees; fees and expenses of the Board; interest charges; taxes; brokerage commissions; expenses of valuing assets; expenses of continuing registration and qualification of the Fund and the shares under federal and state law; share issuance expenses; fees and disbursements of independent accountants and legal counsel; fees and expenses of custodians, including sub-custodians and securities depositories, transfer agents and shareholder account servicing organizations; expenses of preparing, printing and mailing prospectuses, reports, proxies, notices and statements sent to shareholders; expenses of shareholder meetings; costs of investing in underlying funds; and insurance premiums. The Fund is also liable for nonrecurring expenses, including litigation to which it may from time to time be a party. Expenses incurred for the operation of the Fund, including the expenses of communications with its shareholders, are paid by the Fund.

The Advisory Agreement with the Fund was in effect for an initial two-year term and continues from year to year as long as its continuation is approved at least annually by the Board, including a majority of the Independent Trustees or by the shareholders of the Fund. The Advisory Agreement may be terminated at any time upon 60 days’ written notice by the Fund or by a majority vote of the outstanding shares or 60 days’ written notice by the Advisor and will terminate automatically upon assignment. A discussion of the matters considered by the Board in connection with the renewal of the Advisory Agreement can be found in the Fund’s Semi-Annual Report to Shareholders dated March 31, 2024.

The Advisory Agreement provides that the Advisor shall not be liable for any error of judgment or mistake of law or for any loss suffered by the Trust in connection with the performance of its duties, except a loss resulting from a breach of fiduciary duty with respect to the receipt of compensation for services or a loss resulting from willful misfeasance, bad faith, or gross negligence on the part of the Advisor in the performance of its duties, or from reckless disregard of its duties and obligations thereunder.

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The table below provides information about the advisory fees paid to the Advisor by the Fund for the following periods:

	Fiscal Year Ended 2024	Fiscal Year Ended 2023	Fiscal Year Ended 2022
Gross Advisory Fee	$247,609	$244,752	$266,976
Net Advisory Fee	$247,609	$244,752	$266,976

Portfolio Managers

Mark Coffelt, Portfolio Manager, is primarily responsible for making the investment decisions for the Fund. As of September 30, 2024, Mr. Coffelt was responsible for the management of the following types of accounts in addition to the Fund:

Name of Portfolio Manager	Registered Investment Companies		Other Pooled Investment Vehicles Managed		Other Accounts Managed*
	Number	Total Assets	Number	Total Assets	Number	Total Assets
Mark Coffelt	1	$25.8M	0	$0	41	$35.5M

*	The same individual managed accounts are jointly managed by the portfolio managers.

The advisory fee is not based on the performance of the account for any of the registered investment companies, other pooled investment vehicles or other accounts referred to above.

Portfolio Manager’s Compensation. For the fiscal year ended September 30, 2024, Mr. Coffelt was compensated with a combination of base salary, variable compensation, deferred compensation, and profit sharing. Starting with the fiscal year beginning October 1, 2005, Mr. Coffelt’s total compensation has been determined through an objective process that evaluates numerous factors. The factors that may be reviewed include the following:

●	Average of after tax and pre-tax returns;

●	Risk taken to produce returns;

●	Comparison with a broad market index;

●	Trailing one year performance;

●	Trailing three year performance; and

●	Trading costs.

Compensation for Mr. Coffelt has a component tied to the profitability of the Advisor as well as the component tied to investment performance described above.

The compensation of Mr. Coffelt is based, in part, on the Fund’s investment performance as described above. In addition, the total compensation paid to a Portfolio Manager will depend on the level of profitability of the Advisor and the amounts that the Advisor can expend on salaries and bonus after meeting its obligation to pay Fund expenses.

In addition to the Fund, Mr. Coffelt is the portfolio manager of separately managed accounts.

All members of the Advisor’s staff participate in profit-sharing (technically, salary, which is a function of relative corporate profitability, invested entirely in Fund shares).

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The following table shows the dollar range of equity securities of the Fund beneficially owned by Mr. Coffelt as of September 30, 2024.

Name of Portfolio Manager	Dollar Range of Equity Securities in the Fund
Mark Coffelt	Over $1 Million

Potential Conflicts of Interest

Actual or apparent conflicts of interest may arise when a portfolio manager has day-to-day responsibilities with respect to more than one fund or other accounts. More specifically, portfolio managers who manage multiple accounts are presented with the following potential conflicts:

Advising multiple accounts may result in a portfolio manager devoting unequal time and attention to each account. Advising multiple funds and accounts also may give rise to potential conflicts of interest if the funds and accounts have different objectives, benchmarks, time horizons, and fees as the portfolio manager must allocate his time and investment ideas across multiple funds and accounts.

●	With respect to securities transactions for the Fund, the Advisor determines which broker to use to execute each order, consistent with the duty to seek best execution of the transaction. The Portfolio Manager may execute transactions for another fund or account that may adversely impact the value of securities held by the Fund. Securities selected for Fund or accounts other than the Fund may outperform the securities selected for the Fund.

●	The appearance of a conflict of interest may arise where the Advisor has an incentive, such as a performance-based management fee. Advising personal accounts may give rise to potential conflicts of interest; there is no assurance that the Advisor’s code of ethics will adequately address such conflicts. One of the portfolio manager’s numerous responsibilities is to assist in the sale of Fund shares. Because the Portfolio Managers’ compensation is indirectly linked to the sale of Fund shares, they may have an incentive to devote time to marketing efforts designed to increase sales of Fund shares.

●	The Advisor has adopted a code of ethics that, among other things, permits personal trading by employees under conditions where it has been determined that such trades would not adversely impact client accounts. Nevertheless, advising personal accounts may give rise to potential conflicts of interest, and there is no assurance that these codes of ethics will adequately address such conflicts.

The Advisor and the Fund have adopted certain compliance procedures, which are designed to address these types of conflicts. However, there is no guarantee that such procedures will detect each and every situation in which a conflict arises.

CODE OF ETHICS

The Advisor, Northern Lights Distributors, LLC (the “Distributor”) and the Fund have adopted codes of ethics (each a “Code” and collectively the “Codes”) under Rule 17j-1I of the 1940 Act. The purpose of each Code is to avoid potential conflicts of interest and to prevent fraud, deception or misconduct with respect to the Fund. Each Code permits personnel covered by the Code to invest in securities that may be purchased by the Fund, subject to the restrictions of the Code. The Codes are filed as exhibits to the Trust’s registration statement.

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TRANSFER AGENT, FUND ACCOUNTING AGENT AND ADMINISTRATOR

Ultimus Fund Solutions, LLC (“Ultimus”), which has its principal office at 225 Pictoria Drive, Suite 450, Cincinnati, OH 45246, serves as administrator, fund accountant and transfer agent for the Fund pursuant to a Fund Services Agreement (the “Agreement”) with the Fund and subject to the supervision of the Board. Ultimus is primarily in the business of providing administrative, fund accounting and transfer agent services to retail and institutional mutual funds. Ultimus is an affiliate of the Distributor.

Ultimus may also provide persons to serve as officers of the Trust. Such officers may be directors, officers or employees of Ultimus or its affiliates.

The Agreement was in effect for an initial term of three years from the effective date for the Fund, and continues in effect for successive twelve-month periods provided that such continuance is specifically approved at least annually by a majority of the Board. The Agreement is terminable by the Board or Ultimus on 90 days’ written notice and may be assigned by either party, provided that the Trust may not assign this agreement without the prior written consent of Ultimus. The Agreement provides that Ultimus shall be without liability for any action reasonably taken or omitted pursuant to the Agreement.

Under the Agreement, Ultimus performs administrative services, including: (1) monitoring the performance of administrative and professional services rendered to the Trust by others service providers; (2) monitoring Fund holdings and operations for post-trade compliance with the Fund’s registration statement and applicable laws and rules; (3) preparing and coordinating the printing of semi-annual and annual tailored shareholder reports; (4) preparing selected management reports for performance and compliance analyses; (5) preparing and disseminating materials for and attending and participating in meetings of the Board; (6) determining income and capital gains available for distribution and calculating distributions required to meet regulatory, income, and excise tax requirements; (7) reviewing the Trust’s federal, state, and local tax returns as prepared and signed by the Trust’s independent public accountants; (8) preparing and maintaining the Trust’s operating expense budget to determine proper expense accruals to be charged to the Fund to calculate its daily net asset value; (9) assisting in and monitoring the preparation, filing, printing and where applicable, dissemination of periodic reports to the Board, shareholders and the SEC, notices pursuant to Rule 24f-2, proxy materials and reports to the SEC on Forms N-CEN, N-CSR, N-PORT and N-PX; (10) coordinating the Trust’s audits and examinations by assisting the Fund’s independent public accountant; (11) determining, in consultation with others, the jurisdictions in which shares of the Trust shall be registered or qualified for sale and facilitate such registration or qualification; (12) monitoring sales of shares and ensuring that the shares are properly and duly registered with the SEC; (13) monitoring the calculation of performance data for the Fund; (14) preparing, or causing to be prepared, expense and financial reports; (15) preparing authorization for the payment of Trust expenses and pay, from Trust assets, all bills of the Trust; (16) providing information typically supplied in the investment company industry to companies that tracking or reporting price, performance or other information with respect to investment companies; (17) upon request, assisting the Fund in the evaluation and selection of other service providers, such as independent public accountants, printers, EDGAR providers and proxy solicitors (such parties may be affiliates of Ultimus); and (18) performing other services, recordkeeping and assistance relating to the affairs of the Trust as the Trust may, from time to time, reasonably request.

Ultimus also provides the Fund with accounting services, including: (i) daily computation of net asset value; (ii) maintenance of security ledgers and books and records as required by the 1940 Act; (iii) production of the Fund’s listing of portfolio securities and general ledger reports; (iv) reconciliation of accounting records; (v) calculation of yield and total return for the Fund; (vi) maintenance of certain books and records described in Rule 31a-1 under the 1940 Act, and reconciliation of account information and balances among the Fund’s custodian and Advisor; and (vii) monitoring and evaluation of daily income and expense accruals, and sales and redemptions of shares of the Fund.

Ultimus also acts as transfer, dividend disbursing, and shareholder servicing agent for the Fund pursuant to the Agreement. Under the Agreement, Ultimus is responsible for administering and performing transfer agent functions, dividend distribution, shareholder administration, and maintaining necessary records in accordance with applicable rules and regulations.

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For these services, the Fund pays Ultimus an annual asset-based fee of 0.13% of net assets up to $50 million, with lower fees at higher asset levels, plus reimbursement of out-of-pocket expenses.

For the fiscal years ended September 30, 2022, September 30, 2023 and September 30, 2024, the Fund paid $70,053, $85,425 and $82,287, respectively, for these services.

MFund Services LLC (“MFund”) provides the Fund with various management and legal administrative services under a Management Services Agreement. For these services, the Fund pays MFund an annual asset-based fee in accordance with the schedule set forth below:

0.10% of net assets up to $50 million;

0.07% of net assets from $50 million to $100 million;

0.05% of net assets from $100 million to $250 million;

0.04% of net assets from $250 million to $500 million;

0.03% of net assets from $500 million to $1 billion;

0.02% of net assets from $1 billion to $5 billion;

0.01% of assets from $5 billion and above

In addition, the Fund reimburses MFund for any reasonable out-of-pocket expenses incurred in the performance of its duties under the Management Services Agreement. Jerry Szilagyi is the controlling member of MFund Services, the controlling member of Catalyst Capital Advisors LLC and AlphaCentric Advisors LLC (each an investment advisor to certain series of the Trust), and a Trustee of the Trust.

For the fiscal years ended September 30, 2022, September 30, 2023 and September 30, 2024, the Fund paid MFund $29,184, $24,475 and $24,761, respectively, for its management and legal administrative services.

COMPLIANCE SERVICES

MFund provides the Chief Compliance Officer and certain compliance related services to the Trust pursuant to a Compliance Services Agreement.

For the fiscal years ended September 30, 2022, September 30, 2023 and September 30, 2024, the Fund paid MFund $20,570, $21,755 and $21,817 for compliance services.

CUSTODIAN

Pursuant to a Custody Agreement between the Trust and U.S. Bank National Association, 1555 N. Rivercenter Drive, Suite 302, Milwaukee, WI 53212, the Custodian serves as the custodian of the Fund. The Custodian has custody of all securities and cash of the Fund. The Custodian, among other things, attends to the collection of principal and income and payment for and collection of proceeds of securities bought and sold by the Fund.

INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

The Fund’s independent registered public accounting firm is Cohen & Company, Ltd., 1835 Market Street, Suite 310, Philadelphia, PA 19103. Cohen & Company, Ltd. reports on the Fund’s annual financial statements, review certain regulatory reports and the Fund’s income tax returns, and perform other professional accounting, auditing, tax and advisory services when engaged to do so by the Fund.

COUNSEL

Thompson Hine LLP, 41 South High Street, Suite 1700, Columbus, OH 43215, serves as counsel for the Trust.

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DISTRIBUTOR

Northern Lights Distributors, LLC, located at 4221 North 203rd Street, Suite 100, Elkhorn, NE, 68022, serves as the principal underwriter and national distributor for the shares of the Fund pursuant to an Underwriting Agreement with the Trust (the “Underwriting Agreement”). The Distributor is registered as a broker-dealer under the Securities Exchange Act of 1934 and each state’s securities laws and is a member of FINRA. The offering of the Fund’s shares is continuous. The Underwriting Agreement provides that the Distributor, as agent in connection with the distribution of Fund shares, will use reasonable efforts to facilitate the sale of the Fund’s shares.

The Underwriting Agreement provides that, unless sooner terminated, it will continue in effect for two years initially and thereafter shall continue from year to year, subject to annual approval by (a) the Board or a vote of a majority of the outstanding shares, and (b) by a majority of the Trustees who are not interested persons of the Trust or of the Distributor by vote cast in person at a meeting called for the purpose of voting on such approval.

The Underwriting Agreement may be terminated by the Fund at any time, without the payment of any penalty, by vote of a majority of the entire Board or by vote of a majority of the outstanding shares of the Fund on 60 days’ written notice to the Distributor, or by the Distributor at any time, without the payment of any penalty, on 60 days’ written notice to the Fund. The Underwriting Agreement will automatically terminate in the event of its assignment.

12b-1 Plans

The Trust, on behalf of the Fund, has adopted Distribution and Shareholder Servicing Plans pursuant to Rule 12b-1 under the 1940 Act (the “Plans”). Rule 12b-1 provides that any payments made by the Fund in connection with the distribution of its shares may be made only pursuant to a written plan describing all material aspects of the proposed financing of the distribution and also requires that all agreements with any person relating to the implementation of a plan must be in writing. Under the Plan related to the Class A Shares, the Fund may incur an annual fee of up to 0.25% of the average daily net assets of the Fund’s Class A Shares (the “Class A 12b-1 Fee”). Under the Fund’s Plan related to the Class C Shares, the Fund may incur an annual fee of up to 1.00% of the average daily net assets of the Fund’s Class C Shares (the “Class C 12b-1 Fee”) (the Class A 12b-1 Fee and Class C 12b-1 Fee are collectively referred to as the “12b-1 Fee”).

Each 12b-1 Fee may be used to pay a fee to broker-dealers on a quarterly basis, including the Distributor and affiliates of the Distributor, the Advisor, banks and savings and loan institutions and their affiliates and associated broker-dealers that have entered into Service Agreements with the Distributor (“Service Organizations”) of annual amounts of up to 0.25% of the average net asset value of all shares of the Fund owned by shareholders with whom the Service Organization has a servicing relationship. The 12b-1 Fees may also be used to reimburse service providers, including the Advisor, for shareholder services and distribution related expenses. It is expected that the Plans will aid the Fund in attracting new shareholders and assets that will provide benefits to the Fund including reduced expense ratios due to higher asset levels.

The Plans continue in effect from year to year, provided that each such continuance is approved at least annually by a vote of the Board, including a majority of the trustees who are not “interested persons” of the Trust and have no direct or indirect financial interest in the operation of the Plan or in any agreements entered into in connection with the Plans (the “Qualified Trustees”). The Plan may be terminated at any time, without penalty, by vote of a majority of the Qualified Trustees of the Fund or by vote of a majority of the outstanding shares of the Fund. Any amendment to a Plan to increase materially the amount the Fund is authorized to pay thereunder would require approval by a majority of the outstanding shares of the respective Fund. Other material amendments to the Plans would be required to be approved by vote of the Board, including a majority of the Qualified Trustees. The Distributor may at its own discretion waive a portion of its fees from time to time, although such waiver is not required.

The Advisor may make payments to dealers who are holders or dealers of record for accounts in the Fund. A dealer’s marketing support services may include business planning assistance, educating dealer personnel about the Fund and shareholder financial planning needs, placement on the dealer’s preferred or recommended fund list, and access to sales meetings, sales representatives and management representatives of the dealer. The Advisor compensates dealers differently depending upon, among other factors, the level and/or type of marketing support provided by the dealer. From time to time, the Advisor, at its expense, may provide additional compensation to dealers

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that sell or arrange for the sale of shares of the Fund. Such compensation provided by the Advisor may include financial assistance to dealers that enable the Advisor to participate in and/or present at conferences or seminars, sales or training programs for invited registered representatives and other employees, client and investor events and other dealer-sponsored events. Other compensation may be offered to the extent not prohibited by state laws or any self-regulatory agency, such as the FINRA. The Advisor makes payments for events they deem appropriate, subject to applicable law. These payments may vary depending upon the nature of the event.

The table below states the amounts paid by the Fund’s Class A and Class C shares under the distribution plan for the fiscal year ended September 30, 2024:

Fund	Class A Shares	Class C Shares
Empiric Fund	$58,828	$12,295

The table below states the principal types of activities for which the Fund made payments under the distribution plan for the fiscal year ended September 30, 2024.

Actual 12b-1 Expenditures Paid by the Fund For the Fiscal Year Ended September 30, 2023
	Class A Total Dollars Allocated	Class C Total Dollars Allocated
Advertising/Marketing	$0	$0
Printing/Postage	$0	$0
Payment to distributor	$0	$0
Payment to dealers	$58,828	$12,295
Compensation to sales personnel	$0	$0
Reimbursement to the Advisor for other distribution related expenses	$0	$0
Other – Accrued and Unpaid Expenses	$0	$0
Total	$58,828	$12,295

The Distributor received the following commissions and other compensation during the fiscal year ended September 30, 2024:

Net Underwriting	Compensation
Discounts and	on Redemptions	Brokerage	Other
Commissions	and Repurchases	Commissions	Compensation
$2,684	$0	$2,331	$0

ADDITIONAL COMPENSATION TO FINANCIAL INTERMEDIARIES

The Fund may directly enter into agreements with “financial intermediaries” pursuant to which the Fund will pay the financial intermediary for services such as networking or sub-transfer agency, including the maintenance of “street name” or omnibus accounts and related sub-accounting, record-keeping and administrative services provided to such accounts. Payments made pursuant to such agreements are generally based on either: (1) a percentage of the average daily net assets of clients serviced by such financial intermediary, or (2) the number of accounts serviced by such financial intermediary. Any payments made pursuant to such agreements are in addition to, rather than in lieu of, Rule 12b-1 or shareholder service fees the financial intermediary may also be receiving. From time to time, the Advisor or its affiliates may pay a portion of the fees for networking or sub-transfer agency at its or their own expense and out of its or their legitimate profits. These payments may be material to financial intermediaries relative to other compensation paid by the Funds and/or the Underwriter, the Advisor and their affiliates. The payments described above may differ and may vary from amounts paid to the Fund’s transfer agent or other service providers

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for providing similar services to other accounts. The financial intermediaries are not audited by the Fund, the Advisor or its service providers to determine whether such intermediaries are providing the services for which they are receiving such payments.

The Advisor or affiliates of the Advisor may also, at their own expense and out of their own legitimate profits, provide additional cash payments to financial intermediaries who sell shares of the Fund. These additional cash payments are payments over and above sales commissions or reallowances, distribution fees or servicing fees (including networking, administration and sub-transfer agency fees) payable to a financial intermediary which are disclosed elsewhere in the prospectus or this SAI. These additional cash payments are generally made to financial intermediaries that provide sub- accounting, sub-transfer agency, shareholder or administrative services or marketing support. Marketing support may include: (i) access to sales meetings or conferences, sales representatives and financial intermediary management representatives; (ii) inclusion of the Fund on a sales list, including a preferred or select sales list, or other sales programs to which financial intermediaries provide more marketing support than to other sales programs on which the Advisor or its affiliates may not need to make additional cash payments to be included; (iii) promotion of the sale of the Fund’s shares in communications with a financial intermediary’s customers, sales representatives or management representatives; and/or (iv) other specified services intended to assist in the distribution and marketing of the Fund’s shares. These additional cash payments also may be made as an expense reimbursement in cases where the financial intermediary provides shareholder services to Fund shareholders. The Advisor and its affiliates may also pay cash compensation in the form of finders’ fees or referral fees that vary depending on the dollar amount of shares sold.

The amount and value of additional cash payments vary for each financial intermediary. The availability of these additional cash payments, the varying fee structure within a particular additional cash payment arrangement and the basis for and manner in which a financial intermediary compensates its sales representatives may create a financial incentive for a particular financial intermediary and its sales representatives to recommend the Fund’s shares over the shares of other mutual funds based, at least in part, on the level of compensation paid. A financial intermediary and its sales representatives may have similar financial incentives to recommend a particular class of the Fund’s shares over other classes of the Fund’s shares. You should consult with your financial adviser and review carefully any disclosure by the financial firm as to compensation received by your financial adviser.

Although the Fund may use financial firms that sell its shares to effect portfolio transactions for the Fund, the Fund and the Advisor will not consider the sale of Fund shares as a factor when choosing financial firms to effect those transactions.

SECURITIES LENDING TRANSACTIONS

The dollar amounts of income and fees and compensation paid to all service providers related to the Fund’s securities lending activities during the most recent fiscal year were as follows:

Gross income from securities lending activities (including income from cash collateral reinvestment)	$282,309
Fees and/or compensation for securities lending activities and related services	$0
Fees paid to securities lending agent from a revenue split	$(2,080)
Fees paid for any cash collateral management service (including fees deducted from a pooled cash collateral reinvestment vehicle) that are not included in the revenue split	$(1,527)
Administrative fees not included in revenue split	$0
Indemnification fees not included in revenue split	$0
Rebate (paid to borrower)	$(272,461)
Other fees not included in revenue split	$0
Aggregate fees/compensation for securities lending activities	$(276,069)
Net income from securities lending activities	$6,239

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PROXY VOTING POLICY

The Board has delegated responsibilities for decisions regarding proxy voting for securities held by the Fund to the Advisor. The Advisor may further delegate such proxy voting to a third-party proxy voting service provider. The Advisor or its proxy voting delegate will vote such proxies in accordance with its proxy policies and procedures. In some instances, the Advisor or its proxy voting delegate may be asked to cast a proxy vote that presents a conflict between its interests and the interests of the Fund’s shareholders. In such a case, the Trust’s policy requires that the Advisor or its proxy voting delegate abstain from making a voting decision and to forward all necessary proxy voting materials to the Trust to enable the Board to make a voting decision. When the Board is required to make a proxy voting decision, only the Trustees without a conflict of interest with regard to the security in question or the matter to be voted upon shall be permitted to participate in the decision of how the Fund’s vote will be cast. The proxy voting delegate has developed a detailed proxy voting policy that has been approved by the Board. A copy of the proxy voting policies is attached hereto as Appendix B.

Information on how the Fund voted proxies relating to portfolio securities is available without charge, upon request, by calling the Fund at 1-888-839-7424 or on the SEC’s Internet site at www.sec.gov. In addition, a copy of the Fund’s proxy voting policies and procedures is also available by calling 1-888-839-7424 and will be sent within three business days of receipt of a request.

PORTFOLIO TURNOVER

Turnover rates are primarily a function of the Fund’s response to market conditions. The portfolio turnover rate of the Fund for the fiscal years ended September 30, 2023 and September 30, 2024 were 8% and 5%, respectively.

PORTFOLIO TRANSACTIONS

Purchases and sales of securities on a securities exchange are effected by brokers, and the Fund pays a brokerage commission for this service. In transactions on stock exchanges, these commissions are negotiated. In the over-the-counter market, securities (e.g., debt securities) are normally traded on a “net” basis with dealers acting as principal for their own accounts without a stated commission, although the price of the securities usually includes a profit to the dealer. In underwritten offerings, securities are purchased at a fixed price, which includes an amount of compensation to the underwriter, generally referred to as the underwriter’s concession or discount.

The primary consideration in placing portfolio security transactions with broker-dealers for execution is to obtain and maintain the availability of execution at the most favorable prices and in the most effective manner possible. The Advisor attempts to achieve this result by selecting broker-dealers to execute portfolio transactions on behalf of the Fund on the basis of the broker-dealers’ professional capability, the value and quality of their brokerage services and the level of their brokerage commissions.

Although commissions paid on every transaction will, in the judgment of the Advisor, be reasonable in relation to the value of the brokerage services provided, under the Advisory Agreement and as permitted by Section 28(e) of the Securities Exchange Act of 1934, the Advisor may cause the Fund to pay a commission to broker-dealers who provide brokerage and research services to the Advisor for effecting a securities transaction for the Fund. Such commission may exceed the amount other broker-dealers would have charged for the transaction, if the Advisor determines in good faith that the greater commission is reasonable relative to the value of the brokerage and the research and investment information services provided by the executing broker-dealer viewed in terms of either a particular transaction or the Advisor’s overall responsibilities to the Fund and to its other clients. Such research and investment information services may include advice as to the value of securities, the advisability of investing in, purchasing or selling securities, the availability of securities or of purchasers or sellers of securities, furnishing analyses and reports concerning issuers, industries, securities, economic factors and trends, portfolio strategy and the

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performance of accounts, and effecting securities transactions and performing functions incidental thereto such as clearance and settlement.

Research provided by brokers is used for the benefit of all of the clients of the Advisor and not solely or necessarily for the benefit of the Fund. The Advisor attempts to evaluate the quality of research provided by brokers. Results of this effort are sometimes used by the Advisor as a consideration in the selection of brokers to execute portfolio transactions.

The investment advisory fees that the Fund pays to the Advisor will not be reduced as a consequence of the Advisor’s receipt of brokerage and research services. To the extent the Fund’s portfolio transactions are used to obtain such services, the brokerage commissions paid by the Fund will exceed those that might otherwise be paid, by an amount, which cannot be presently determined. Such services would be useful and of value to the Advisor in serving both the Fund and other clients and, conversely, such services obtained by the placement of brokerage business of other clients would be useful to the Advisor in carrying out its obligations to the Fund.

Certain investments may be appropriate for the Fund and also for other clients advised by the Advisor. Investment decisions for the Fund and other clients are made with a view to achieving their respective investment objectives and after consideration of such factors as their current holdings, availability of cash for investment and the size of their investments generally. To the extent possible, Fund transactions are traded separately from trades of other clients advised by the Advisor. Occasionally, a particular security may be bought or sold for one or more clients in different amounts. In such event, and to the extent permitted by applicable law and regulations, such transactions with respect to the Advisor, will be allocated among the clients in a manner believed to be equitable to each. Ordinarily, such allocation will be made on the basis of the weighted average price of such transactions effected during a trading day.

The Fund has no obligation to deal with any broker or dealer in the execution of its transactions. However, it is anticipated that the Fund may place substantially all or a significant portion of its transactions, both in stocks and options, with affiliates of the Advisor. As the level of securities trading increases, the level of commissions paid by the Fund to the affiliates increases. Such transactions will be executed at competitive commission rates through the affiliated broker’s clearing broker. Because the affiliates receive compensation based on the amount of transactions completed, there could be an incentive on the part of the Advisor to effect as many transactions as possible thereby maximizing the commissions it receives. In connection with the execution of securities transactions, subject to its policy of best execution, the Fund may pay higher brokerage commissions to the affiliate than it might pay to unaffiliated broker-dealers.

In order for the affiliated broker to effect any portfolio transactions for the Fund on an exchange, the commissions, fees or other remuneration received by the affiliated broker must be reasonable and fair compared to the commissions, fees or other remuneration paid to other brokers in connection with comparable transactions involving similar securities being purchased or sold on an exchange during a comparable period of time. This standard would allow the affiliated broker to receive no more than the remuneration that would be expected to be received by an unaffiliated broker in a commensurate arms-length transaction.

Under the 1940 Act, persons affiliated with the Advisor, the Distributor or an affiliate of the Advisor (such as Empiric Distributors, Inc.) or the Distributor, may be prohibited from dealing with the Fund as a principal in the purchase and sale of securities. Therefore, affiliates of the Advisor or Distributor will not serve as the Fund’s dealer in connection with over-the-counter transactions. However, affiliates of the Advisor may serve as the Fund’s broker in over-the-counter transactions conducted on an agency basis and will receive brokerage commissions in connection with such transactions. Such agency transactions will be executed through the clearing broker.

The Fund will not effect any brokerage transactions in its portfolio securities with an affiliate if such transactions would be unfair or unreasonable to Fund shareholders, and the commissions will be paid solely for the execution of trades and not for any other services. The Advisory Agreement provides that affiliates of affiliates of the Advisor may receive brokerage commissions in connection with effecting such transactions for the Fund. In determining the commissions to be paid to an affiliated broker, it is the policy of the Trust that such commissions will, in the judgment of the Board, be (a) at least as favorable to the Fund as those which would be charged by other qualified brokers having comparable execution capability and (b) at least as favorable to the Fund as commissions

32

contemporaneously charged by the affiliated broker on comparable transactions for its most favored unaffiliated customers, except for customers of the affiliated broker considered by a majority of the Independent Trustees not to be comparable to the Fund. The Independent Trustees from time-to-time review, among other things, information relating to the commissions charged by an affiliated broker to the Fund and its other customers, and rates and other information concerning the commissions charged by other qualified brokers.

The Advisory Agreement does not provide for a reduction of the Distributor’s or Advisor’s fee by the amount of any profits earned by an affiliated broker from brokerage commissions generated from portfolio transactions of the Fund. While other brokerage business may be given from time to time to other firms, the affiliated brokers will not receive reciprocal brokerage business as a result of the brokerage business placed by the Fund with others.

The Fund will not acquire portfolio securities issued by, or enter into repurchase agreements or reverse repurchase agreements with, the Advisor, the Distributor or their affiliates.

The amount of brokerage commissions paid by the Fund was as follows:

Aggregate Brokerage Commissions Paid
Fiscal Year Ended 2022	Fiscal Year Ended 2023	Fiscal Year Ended 2024
$13,040	$5,537	$1,143

Affiliated Transactions

A portion of the Fund’s brokerage transactions typically are executed by the Advisor though its affiliated broker-dealer, Empiric Distributors, Inc. The Board reviews affiliated brokerage transactions quarterly. During the year ended September 30, 2021, these commissions represented 0% of the aggregate brokerage commissions paid by the Fund and 0% of the aggregate dollar amount of transactions involving the payment of commissions by the Fund. During the year ended September 30, 2022, these commissions represented 0% of the aggregate brokerage commissions paid by the Fund and 0% of the aggregate dollar amount of transactions involving the payment of commissions by the Fund. During the year ended September 30, 2023, these commissions represented 0% of the aggregate brokerage commissions paid by the Fund and 0% of the aggregate dollar amount of transactions involving the payment of commissions by the Fund.

The aggregate amount of brokerage commissions paid by the Fund to Empiric Distributors, Inc., an affiliated broker/dealer owned by the Advisor, were as follows:

Aggregate Commissions Paid to Empiric Distributors, Inc.
Fiscal Year Ended 2022	Fiscal Year Ended 2023	Fiscal Year Ended 2024
$0	$0	$0

Empiric Distributors, Inc. is currently the Fund’s only affiliated broker.

Purchase and Redemption of Shares

Fund shares may be purchased from investment dealers who have sales agreements with the Fund’s Distributor or from the Distributor directly. As described in the Prospectus, the Fund provides you with alternative ways of purchasing Fund shares based upon your individual investment needs and preferences by offering Class A shares as described below.

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Class A Shares

You may purchase Class A shares at a public offering price equal to the applicable net asset value per share plus an up-front sales charge imposed at the time of purchase as set forth in the Prospectus.

Shares may be purchased at the public offering price through any securities dealer having a sales agreement with the Distributor. Shares may also be purchased through banks and certain other financial institutions that have agency agreements with the Distributor. These financial institutions will receive transaction fees that are the same as the commissions to dealers and may charge their customers service fees relating to investments in the Fund. Purchase requests should be addressed to the dealer or agent from which the Prospectus was received which has a sales agreement with the Distributor. Such dealer or agent may place a telephone order with the Distributor for the purchase of Fund shares. It is a dealer’s or broker’s responsibility to promptly forward payment and registration instructions (or completed applications) to the Transfer Agent for shares being purchased in order for investors to receive the next determined net asset value (or public offering price). Reference should be made to the wire order to ensure proper settlement of the trade. Payment for redemptions of shares purchased by telephone should be processed within three business days. Payment must be received within seven days of the order or the trade may be canceled, and the dealer or broker placing the trade will be liable for any losses.

REDEMPTION IN-KIND

The Trust has elected to be governed by Rule 18f-1 under the 1940 Act pursuant to which the Fund is obligated during any 90-day period to redeem shares for any one shareholder of record solely in cash up to the lesser of $250,000 or 1% of the NAV of the Fund at the beginning of such period. Should a redemption exceed such limitation, the Fund may deliver, in lieu of cash, readily marketable securities from its portfolio. The securities delivered will be selected at the sole discretion of the Fund, will not necessarily be representative of the entire portfolio and may be securities, which the Fund would otherwise sell. The redeeming shareholder will usually incur brokerage costs in converting the securities to cash. The method of valuing securities used to make the redemptions in kind will be the same as the method of valuing portfolio securities and such valuation will be made as of the same time the redemption price is determined.

Reduction of Up-Front Sales Charge on Class A Shares

Letters of Intent

An investor may qualify for a reduced sales charge on Class A shares immediately by stating his or her intention to invest in Class A shares of the Fund, during a 13-month period, an amount that would qualify for a reduced sales charge shown in the Fund’s Prospectus under “How to Buy Shares — Class A Shares” and by signing a non-binding Letter of Intent, which may be signed at any time within 90 days after the first investment to be included under the Letter of Intent. After signing the Letter of Intent, each investment in Class A shares made by an investor will be entitled to the sales charge applicable to the total investment indicated in the Letter of Intent. If an investor does not complete the purchases under the Letter of Intent within the 13-month period, the sales charge will be adjusted upward, corresponding to the amount actually purchased. When an investor signs a Letter of Intent, Class A shares of the Fund with a value of up to 5% of the amount specified in the Letter of Intent will be restricted. If the total purchases of Class A shares made by an investor under the Letter of Intent, less redemptions, prior to the expiration of the 13-month period equals or exceeds the amount specified in the Letter of Intent, the restriction on the shares will be removed. In addition, if the total purchases of Class A shares exceed the amount specified and qualify for a further quantity discount, the Distributor will make a retroactive price adjustment and will apply the adjustment to purchase additional Class A shares at the then current applicable offering price. If an investor does not complete purchases under a Letter of Intent, the sales charge is adjusted upward, and, if after written notice to the investor, he or she does not pay the increased sales charge, sufficient Class A restricted shares will be redeemed at the current net asset value to pay such charge.

Rights of Accumulation

A right of accumulation (“ROA”) permits an investor to aggregate shares owned by the investor, his spouse, children and grandchildren under 21 (cumulatively, the “Investor”) in the Fund to reach a breakpoint discount. This

34

includes accounts held with other financial institutions and accounts established for a single trust estate or single fiduciary account, including a qualified retirement plan such as an IRA, 401(k) or 403(b) plan (some restrictions may apply). The value of shares eligible for a cumulative quantity discount equals the cumulative cost of the shares purchased (not including reinvested dividends) or the current account market value; whichever is greater. The current market value of the shares is determined by multiplying the number of shares by the previous day’s net asset value.

(a)	Investor’s current purchase of Class A shares in the Fund; and

(b)	The net asset value (at the close of business on the previous day) of the Class A shares of the Fund held by Investor.

For example, if Investor owned Class A shares worth $40,000 at the current net asset value and purchased an additional $10,000 of Class A shares, the sales charge for the $10,000 purchase would be at the rate applicable to a single $50,000 purchase.

To qualify for a ROA on a purchase of Class A shares through a broker-dealer, when each purchase is made, the individual investor or the broker-dealer must provide the Fund with sufficient information to verify that the purchase qualifies for the discount.

Investments of $1 Million or More

With respect to Class A shares, if you invest $1 million or more, either as a lump sum or through our rights of accumulation quantity discount or letter of intent programs, you can buy Class A shares without an initial sales charge. However, you may be subject to a 1% contingent deferred sales charge (“CDSC”) on shares redeemed within 12 months of purchase (excluding shares purchased with reinvested dividends and/or distributions).

Waivers of Up-Front Sales Charge on Class A Shares

The Prospectus describes the classes of persons that may purchase shares without an up-front sales charge. The elimination of the up-front sales charge for redemptions by certain classes of persons is provided because of anticipated economies of scale and sales related efforts.

To qualify for a waiver of the up-front sales charge on a purchase of Class A shares through a broker-dealer, when each purchase is made, the individual investor or the broker-dealer must provide the Fund with sufficient information to verify that the purchase qualifies for the discount.

The Fund makes available, free of charge, more information about sales charge reductions and waivers through the prospectus or through your financial advisor.

SALES CHARGE WAIVERS AND REDUCTIONS AVAILABLE THROUGH CERTAIN FINANCIAL INTERMEDIARIES

The availability of certain sales charge waivers and discounts may depend on whether you purchase your shares directly from the Fund or through a financial intermediary. Intermediaries may impose different sales charges and may have different policies and procedures regarding the availability of sales load and waivers or reductions. Such intermediary-specific sales charge variations are described in Appendix A to the Prospectus, titled “Intermediary Specific Sales Charge Reductions and Waivers”. Appendix A is incorporated by reference into (or legally considered part of) the Prospectus. In all instances, it is the shareholder’s responsibility to notify the Fund or the shareholder’s financial intermediary at the time of purchase of any relationship or other facts qualifying the shareholder for sales charge reductions or waivers. For reductions and waivers not available through a particular intermediary, shareholders will have to purchase Fund shares directly from the Fund or through another intermediary to receive these reductions or waivers.

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NET ASSET VALUE

For the Fund, NAV per share is determined by dividing the total value of the Fund’s assets, less any liabilities, by the number of shares of that Fund outstanding.

The net asset value per share of the Fund is determined by the Administrator as of the close of regular trading on the New York Stock Exchange (normally 4:00 p.m., Eastern Time) on each day when the New York Stock Exchange is open for trading. The New York Stock Exchange is closed on the following holidays: New Year’s Day, Martin Luther King, Jr. Day, Presidents’ Day, Good Friday, Memorial Day, Juneteenth, Independence Day, Labor Day, Thanksgiving Day and Christmas Day, as observed.

Assets for which market quotations are available are valued, by independent pricing services, as follows.

●	Exchange-traded domestic equity securities are generally valued at the last sales price on a national securities exchange (except the NASDAQ Stock Market). Domestic equity securities traded on the NASDAQ Stock Market are generally valued at the NASDAQ Official Closing Price (NOCP) on the date of valuation. Domestic equity securities that are not traded on an exchange are generally valued at the last sales price. Exchange-traded foreign equity securities are generally valued, in the appropriate currency, at the last quoted sales price on the relevant exchange. Foreign equity securities that are not exchange-traded are generally valued, in the appropriate currency, at the last sales price. Rights and warrants are valued at the last sales price on a national securities exchange.

●	Debt securities, including foreign debt securities, are valued by an approved independent pricing service. Debt securities with remaining maturities of 60 days or less may be valued at amortized cost unless it is determined that amortized cost does not represent fair value (e.g., securities that are not expected to mature at par). Debt securities with remaining maturities of 60 days or less that are not valued based on amortized cost are valued based on prices provided by approved independent pricing services.

●	Shares of ETFs and closed-end registered investment companies are valued in the same manner as other equity securities. Mutual funds are valued at their net asset values.

●	Foreign currencies are valued at the last quoted foreign exchange London close quotation from an approved independent pricing service. The value of assets and liabilities denominated in currencies other than the U.S. dollar are translated into their U.S. dollar equivalent values at such last foreign exchange quotation.

●	Exchange-listed swaps and total return swaps on exchange-listed securities are generally valued at the last quoted sales price. Other swaps are valued by an approved independent pricing service. If no valuation is available from an approved independent pricing service, then at the price received from the broker-dealer/counterparty that issued the swap.

●	Exchange-traded options are generally valued at the closing price or last sale price on the primary exchange for that option as recorded by an approved independent pricing service. Exchange-traded options that are part of a straddle are valued at the mean price provided by an approved independent pricing service. Over-the-counter index options and other derivative contracts (other than swaps as set forth above) on securities, currencies and other financial instruments are generally valued at mean prices provided by an approved independent pricing service. In the absence of such a value, such derivatives contracts are valued at the marked-to-market price (or the evaluated price if a marked-to-market price is not available) provided by the broker-dealer with which the option was traded (which may also be the counterparty).

●	Futures contracts are valued at their settlement price on the exchange on which they are traded. If settlement price is not available, the contracts are priced at the last trade price prior to the close. If the settlement price or last trade price is not available, then at the mean of the quoted bid and asked prices on such exchange.

●	Foreign currency forward contracts are valued by an approved independent pricing service at the current day’s interpolated foreign exchange rate, as calculated using the current day’s spot rate and the prevailing forward

36

rates, and converted to U.S. dollars at the exchange rate of such currencies against the U.S. dollar, as of the close of regular trading on the London Stock Exchange (usually 11:00 a.m. Eastern Time).

When approved by the Board, certain securities may be valued on the basis of valuations provided by an independent pricing service when such prices the Board believes reflect the fair value of such securities. Securities that are fair valued by the Board’s valuation designee are normally those, which have no available recent market value, have few outstanding shares and therefore infrequent trades, or for which there is a lack of consensus on the value, with quoted prices covering a wide range. The lack of consensus would result from relatively unusual circumstances such as no trading in the security for long periods of time, or a company’s involvement in merger or acquisition activity, with widely varying valuations placed on the company’s assets or stock. Prices provided by an independent pricing service may be determined without exclusive reliance on quoted prices and may take into account appropriate factors such as institutional-size trading in similar groups of securities, yield, quality, coupon rate, maturity, type of issue, trading characteristics and other market data.

In the absence of an ascertainable market value, assets are valued at their fair value as determined by the valuation designee using methods and procedures reviewed and approved by the Board.

TAX INFORMATION

The Fund has qualified, and intends to continue to qualify, as a regulated investment company, or “RIC”, under the Internal Revenue Code of 1986, as amended (the “IRS Code”). Qualification generally will relieve the Fund of liability for federal income taxes. If for any taxable year the Fund does not qualify for the special tax treatment afforded regulated investment companies, all of its taxable income will be subject to federal tax at regular corporate rates (without any deduction for distributions to its shareholders). In such event, dividend distributions would be taxable to shareholders to the extent of the Fund’s earnings and profits, and would be eligible for the dividends-received deduction for corporations.

The Fund’s net realized capital gains from securities transactions will be distributed only after reducing such gains by the amount of any available capital loss carry forwards. Capital losses may be carried forward indefinitely and retain the character of the original loss. Capital loss carryforwards are available to offset future realized capital gains. To the extent that these carryforwards are used to offset future capital gains it is probable that the amount offset will not be distributed to shareholders.

As of September 30, 2024, the Fund had capital loss carry forwards for federal income tax purposes available to offset future capital gains as follows:

	Non-Expiring	Non-Expiring		CLCF
Expiring FYE	Short-Term	Long-Term	Total	Utilized
$—	$—	$—	$—	$23,468

Certain U.S. shareholders, including individuals and estates and trusts, will be subject to an additional 3.8% Medicare tax on all or a portion of their “net investment income,” which should include dividends from the Fund and net gains from the disposition of shares of the Fund. U.S. shareholders are urged to consult their own tax advisors regarding the implications of the additional Medicare tax resulting from an investment in the Fund.

Payments to a shareholder that is either a foreign financial institution (“FFI”) or a non-financial foreign entity (“NFFE”) within the meaning of the Foreign Account Tax Compliance Act (“FATCA”) may be subject to a generally nonrefundable 30% withholding tax on: (a) income dividends paid by the Fund and (b) certain capital gain distributions and the proceeds arising from the sale of Fund shares paid by the Fund. FATCA withholding tax generally can be avoided: (a) by an FFI, subject to any applicable intergovernmental agreement or other exemption, if it enters into a valid agreement with the IRS to, among other requirements, report required information about certain direct and indirect ownership of foreign financial accounts held by U.S. persons with the FFI and (b) by an NFFE, if it: (i) certifies that it has no substantial U.S. persons as owners or (ii) if it does have such owners, reports information relating to them. The Fund may disclose the information that it receives from its shareholders to the IRS, non-U.S. taxing

37

authorities or other parties as necessary to comply with FATCA. Withholding also may be required if a foreign entity that is a shareholder of a Fund fails to provide the Fund with appropriate certifications or other documentation concerning its status under FATCA.

INVESTMENTS IN FOREIGN SECURITIES

The Fund may be subject to foreign withholding taxes on income from certain foreign securities. This, in turn, could reduce the Fund’s income dividends paid to you.

Pass-Through of Foreign Tax Credits. The Fund may be subject to certain taxes imposed by the countries in which it invests or operates. If the Fund qualifies as a regulated investment company and if more than 50% of the value of the Fund’s total assets at the close of any taxable year consists of stocks or securities of foreign corporations, the Fund may elect, for U.S. federal income tax purposes, to treat any foreign taxes paid by the Fund that qualify as income or similar taxes under U.S. income tax principles as having been paid by the Fund’s shareholders. It is not likely that the Fund will be able to do so. For any year for which the Fund makes such an election, each shareholder will be required to include in its gross income an amount equal to its allocable share of such taxes paid by the Fund and the shareholders will be entitled, subject to certain limitations, to credit their portions of these amounts against their U.S. federal income tax liability, if any, or to deduct their portions from their U.S. taxable income, if any. No deduction for foreign taxes may be claimed by individuals who do not itemize deductions. In any year in which it elects to “pass through” foreign taxes to shareholders, the Fund will notify shareholders within 60 days after the close of the Fund’s taxable year of the amount of such taxes and the sources of its income. Furthermore, the amount of the foreign tax credit that is available may be limited to the extent that dividends from a foreign corporation qualify for the lower tax rate on “qualified dividend income.”

Effect of Foreign Debt Investments and Hedging on Distributions. Under the IRS Code, gains or losses attributable to fluctuations in exchange rates, which occur between the time a Fund accrues receivables or liabilities denominated in a foreign currency, and the time the Fund actually collects such receivables or pays such liabilities, generally are treated as ordinary income or ordinary loss. Similarly, on disposition of debt securities denominated in a foreign currency and on disposition of certain options and futures contracts, gains or losses attributable to fluctuations in the value of foreign currency between the date of acquisition of the security or contract and the date of disposition also are treated as ordinary gain or loss. These gains when distributed are taxable to you as ordinary income, and any losses reduce the Fund’s ordinary income otherwise available for distribution to you. This treatment could increase or decrease the Fund’s ordinary income distributions to you, and may cause some or all of the Fund’s previously distributed income to be classified as a return of capital. A return of capital generally is not taxable to you, but reduces the tax basis of your shares in the Fund. Any return of capital in excess of your basis, however, is taxable as a capital gain.

PFIC securities. The Fund may invest in securities of foreign entities that could be deemed for tax purposes to be passive foreign investment companies (“PFICs”). In general, a foreign corporation is classified as a PFIC if at least one-half of its assets constitute investment-type assets, or 75% or more of its gross income is investment-type income. When investing in PFIC securities, the Fund may elect to mark-to-market a PFIC and recognize any gains at the end of its fiscal and excise (described above) tax years. Deductions for losses are allowable only to the extent of any current or previously recognized gains. These gains (reduced by allowable losses) are treated as ordinary income that the Fund is required to distribute, even though it has not sold the securities. You should also be aware that distributions from a PFIC are generally not eligible for the reduced rate of tax on “qualified dividend income.” In the alternative, the Fund may elect to treat the PFIC as a “qualified electing fund” (a “QEF”), in which case the Fund would be required to include its share of the company’s income and net capital gains annually, regardless of whether it receives distributions from the company. The QEF and mark-to-market elections may require the Fund to sell securities it would have otherwise continued to hold in order to make distributions to shareholders to avoid any Fund-level tax. Income from investments in PFICs generally will not qualify for treatment as qualified dividend income.

BACKUP WITHHOLDING

The Fund may be required to withhold U.S. federal income tax at the fourth lowest tax rate applicable to unmarried individuals (currently 24%) of all reportable payments, including dividends, capital gain distributions and redemptions payable to shareholders who fail to provide the Fund with their correct taxpayer identification number or

38

to make required certifications, or who have been notified by the IRS that they are subject to backup withholding. Corporate shareholders and certain other shareholders specified in the IRS Code generally are exempt from such backup withholding. Backup withholding is not an additional tax. Any amounts withheld may be credited against the shareholder’s U.S. federal income tax liability.

FOREIGN SHAREHOLDERS

The United States imposes a withholding tax (at a 30% or lower treaty rate) on all Fund dividends of ordinary income. Capital gain dividends paid by the Fund from its net long-term capital gains and exempt-interest dividends are generally exempt from this withholding tax. Please consult your tax advisor.

FINANCIAL STATEMENTS

The financial statements of the Fund and the independent registered public accounting firm’s report for the fiscal year ended September 30, 2024 are incorporated herein by reference. You can obtain the Financial Statements without charge by calling the Fund at 1-888-839-7424.

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Appendix A—Description of Commercial Paper and Bond Ratings

Description of Moody’s Investors Service, Inc. (“Moody’s”), Short-Term Debt Ratings

Prime-1. Issuers (or supporting institutions) rated Prime-1 (“P-1”) have a superior ability for repayment of senior short-term debt obligations. P-1 repayment ability will often be evidenced by many of the following characteristics: leading market positions in well-established industries; high rates of return on funds employed; conservative capitalization structure with moderate reliance on debt and ample asset protection; broad margins in earnings coverage of fixed financial charges and high internal cash generation; well-established access to a range of financial markets and assured sources of alternate liquidity.

Prime-2. Issuers (or supporting institutions) rated Prime-2 (“P-2”) have a strong ability for repayment of senior short-term debt obligations. This will normally be evidenced by many of the characteristics cited above but to a lesser degree. Earnings trends and coverage ratios, while sound, may be more subject to variation. Capitalization characteristics, while still appropriate, may be more affected by external conditions. Ample alternate liquidity is maintained.

Description of Standard & Poor’s Ratings Group (“Standard & Poor’s”), Commercial Paper Ratings

A. Issues assigned this highest rating are regarded as having the greatest capacity for timely payment. Issues in this category are delineated with the numbers 1, 2, and 3 to indicate the relative degree of safety. A-1. This designation indicates that the degree of safety regarding timely payment is strong. Those issues determined to possess extremely strong safety characteristics are denoted with a plus (+) sign designation. A-2. Capacity for timely payment on issues with this designation is satisfactory. However, the relative degree of safety is not as high for issues designated A-1.

Description of Moody’s Long-Term Debt Ratings

Aaa. Bonds which are rated Aaa are judged to be of the best quality. They carry the smallest degree of investment risk and are generally referred to as “gilt edged.” Interest payments are protected by a large or by an exceptionally stable margin, and principal is secure. While the various protective elements are likely to change, such changes as can be visualized are most unlikely to impair the fundamentally strong position of such issues; Aa. Bonds which are rated Aa are judged to be of high quality by all standards. Together with the Aaa group they comprise what are generally known as high-grade bonds. They are rated lower than the best bonds, because margins of protection may not be as large as in Aaa securities or fluctuation of protective elements may be of greater amplitude or there may be other elements present which make the long-term risk appear somewhat larger than the Aaa securities; A. Bonds which are rated A possess many favorable investment attributes and are considered as upper-medium-grade obligations. Factors giving security to principal and interest are considered adequate, but elements may be present which suggest a susceptibility to impairment sometime in the future; Baa. Bonds which are rated Baa are considered as medium-grade obligations (i.e., they are neither highly protected nor poorly secured). Interest payments and principal security appear adequate for the present, but certain protective elements may be lacking or may be characteristically unreliable over any great length of time. Such bonds lack outstanding investment characteristics and in fact have speculative characteristics as well; Ba. Bonds which are rated Ba are judged to have speculative elements; their future cannot be considered as well-assured. Often the protection of interest and principal payments may be very moderate and thereby not well safeguarded during both good and bad times over the future. Uncertainty of position characterizes bonds in this class; B. Bonds which are rated B generally lack characteristics of the desirable investment. Assurance of interest and principal payments or of maintenance of other terms of the contract over any long period of time may be small; Caa. Bonds which are rated Caa are of poor standing. Such issues may be in default or there may be present elements of danger with respect to principal or interest; Ca. Bonds which are rated Ca represent obligations which are speculative in a high degree. Such issues are often in default or have other marked shortcomings;

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C. Bonds which are rated C are the lowest rated class of bonds, and issues so rated can be regarded as having extremely poor prospects of ever attaining any real investment standing.

Note: Moody’s applies numerical modifiers 1, 2, and 3 in each generic rating classification from Aa to B. The modifier 1 indicates that the company ranks in the higher end of its generic rating category; the modifier 2 indicates a mid-range ranking; and the modifier 3 indicates that the company ranks in the lower end of its generic rating category.

Description of Standard & Poor’s Corporate Debt Ratings

AAA. Debt rated AAA has the highest rating assigned by Standard & Poor’s. Capacity to pay interest and repay principal is extremely strong; AA. Debt Rated AA has a very strong capacity to pay interest and repay principal and differs from the higher rated issues only in small degree; A. Debt rated A has a strong capacity to pay interest and repay principal although it is somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than debt in higher rated categories; BBB. Debt rated BBB is regarded as having an adequate capacity to pay interest and repay principal. Whereas it normally exhibits adequate protection parameters, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity to pay interest and repay principal for debt in this category than in higher rated categories; BB, B, CCC, CC, C. Debt Rated BB, B, CCC, CC, and C is regarded, on balance, as predominantly speculative with respect to capacity to pay interest and repay principal in accordance with the terms of the obligation. BB indicates the lowest degree of speculation and C the highest degree of speculation. While such debt will likely have some quality and protective characteristics, these are out-weighed by large uncertainties or major risk exposures to adverse conditions; BB. Debt rated BB has less near-term vulnerability to default than other speculative issues. However, it faces major ongoing uncertainties or exposure of adverse business, financial, or economic conditions which could lead to inadequate capacity to meet timely interest and principal payments. The BB rating category is also used for debt subordinated to senior debt that is assigned an actual or implied BBB- rating; B. Debt rated B has a greater vulnerability to default but currently has the capacity to meet interest payments and principal repayments. Adverse business, financial, or economic conditions will likely impair capacity or willingness to pay interest and repay principal. The B rating category is also used for debt subordinated to senior debt that is assigned an actual or implied BB or BB- rating; CCC. Debt rated CCC has a currently identifiable vulnerability to default and is dependent upon favorable business, financial, and economic conditions to meet timely payment of interest and repayment of principal. In the event of adverse business, financial, or economic conditions, it is not likely to have the capacity to pay interest and repay principal. The CCC rating category is also used for debt subordinated to senior debt that is assigned an actual or implied B or B- rating; CC. The rating CC is typically applied to debt subordinated to senior debt that is assigned an actual or implied CCC rating; C. The rating C is typically applied to debt subordinated to senior debt which is assigned an actual or implied CCC- debt rating. The C rating may be used to cover a situation where a bankruptcy petition has been filed, but debt service payments are continued; CI. The rating CI is reserved for income bonds on which no interest is being paid; D. Debt rated D is in payment default. The D rating category is used when interest payments or principal payments are not made on the date due even if the applicable grace period has not expired, unless Standard & Poor’s believes that such payments will be made during such grace period. The D rating also will be used upon the filing of a bankruptcy petition if debt service payments are jeopardized.

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Appendix B

Proxy Voting Policies and Procedures

Empiric Advisors, Inc.

Policy for Voting Proxies

A. Policy

Empiric, as a matter of policy and as a fiduciary to our clients, has responsibility for voting proxies for portfolio securities consistent with the best interests of the clients. Our firm maintains written policies and procedures as to the handling, research, voting and reporting of proxy voting and makes appropriate disclosures about our firm’s proxy policies and practices. Our policy and practice includes the responsibility to monitor corporate actions, receive and vote client proxies and disclose any potential conflicts of interest as well as making information available to clients about the voting of proxies for their portfolio securities and maintaining relevant and required records.

B. Background

Investment advisers registered with the SEC, and which exercise voting authority with respect to client securities, are required by Rule 206(4)-6 of the Advisers Act to (a) adopt and implement written policies and procedures that are reasonably designed to ensure that client securities are voted in the best interests of clients, which must include how an adviser addresses material conflicts that may arise between an adviser’s interests and those of its clients; (b) to disclose to clients how they may obtain information from the adviser with respect to the voting of proxies for their securities; (c) to describe to clients a summary of its proxy voting policies and procedures and, upon request, furnish a copy to its clients; and (d) maintain certain records relating to the adviser’s proxy voting activities when the adviser does have proxy voting authority.

C. Responsibility

Gabriel Rodriguez has the responsibility for the implementation and monitoring of our proxy voting policy, practices, disclosures and record keeping, including outlining our voting guidelines in our procedures.

D. Procedure

Empiric has adopted procedures to implement the firm’s policy and conducts reviews to monitor and ensure the firm’s policy is observed, implemented properly and amended or updated, as appropriate, which include the following:

a) Delegation of Proxy Voting Authority and Voting Obligations

●	Empiric will vote proxies for all accounts unless it’s been explicitly delegated away from Empiric in writing

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b) Voting Procedure

●	All employees will forward any proxy materials received on behalf of clients to the CCO

●	the CCO will determine which client accounts hold the security to which the proxy relates

●	absent material conflicts, the CCO will determine how Empiric should vote the proxy in accordance with applicable voting guidelines, complete the proxy and vote the proxy in a timely and appropriate manner

c) Disclosure

●	Empiric will provide required disclosures in response to Item 17 of Form ADV Part 2A summarizing this proxy voting policy and procedures, including a statement that clients may request information regarding how Empiric voted a client’s proxies

d) Client Requests for Information

●	all client requests for information regarding proxy votes, or policies and procedures, received by any employee should be forwarded to the CCO

●	in response to any request, the CCO will prepare a written response to the client with the information requested, and as applicable will include the name of the issuer, the proposal voted upon, and how Empiric voted the client’s proxy with respect to each proposal about which client inquired

e) Voting Guidelines

●	in the absence of specific voting guidelines from the client, Empiric will vote proxies in the best interests of each particular client. Empiric’s policy is to vote all proxies from a specific issuer the same way for each client absent qualifying restrictions from a client. Clients are permitted to place reasonable restrictions on Empiric s voting authority in the same manner that they may place such restrictions on the actual selection of account securities

●	Empiric will generally vote in favor of routine corporate housekeeping proposals such as the election of directors and selection of auditors absent conflicts of interest raised by an auditors non-audit services

●	Empiric will generally vote against proposals that cause board members to become entrenched or cause unequal voting rights

●	Empiric will generally vote in favor of diversity in board elections

●	in reviewing proposals, Empiric will further consider the opinion of management and the effect on management, and the effect on shareholder value and the issuer’s business practices

●	Empiric will generally vote in favor of shareholder proposals that enhance ESG factors, such as but no limited to gender pay gaps, political contribution reports, better governance, proxy access, adoption of policies requiring chair to be independent, assessments of how corporation manages client risk, measures on the reduction of greenhouse gas emissions, and corporate diversity, equity and inclusion.

f) Conflicts of Interest

●	if a material conflict of interest exists, the CCO will determine whether it is appropriate to disclose the conflict to the affected clients, to give the clients an opportunity to vote the proxies themselves, or to address the voting issue through other objective means such as voting in a manner consistent with a predetermined voting policy or receiving an independent third-party voting recommendation; and

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●	Empiric will maintain a record of the voting resolution of any conflict of interest.

g) Recordkeeping

The CCO shall retain the following proxy records in accordance with the SEC’s five-year retention requirement.

●	these policies and procedures and any amendments;

●	each proxy statement that Empiric receives;

●	a record of each vote that Empiric casts;

●	any document Empiric created that was material to making a decision how to vote proxies, or that memorializes that decision; and

●	a copy of each written request from a client for information on how Empiric voted such client’s proxies, and a copy of any written response.

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STATEMENT OF ADDITIONAL INFORMATION,

February 1, 2025

Mutual Fund Series Trust

JAG Large Cap Growth Fund

Class A: JLGAX Class I: JLGIX Class R: JGRRX

4221 North 203rd Street, Suite 100

Elkhorn, Nebraska 68022-3474

This Statement of Additional Information (“SAI”) is not a prospectus. It should be read in conjunction with the Prospectus of the JAG Large Cap Growth Fund (the “Fund”) dated February 1, 2025 (“Prospectus”). The Fund is a separate series of the Mutual Fund Series Trust (“Trust”), an open-end management company organized as an Ohio business trust. This SAI is incorporated in its entirety into the Prospectus. The Financial Statements for the year ended September 30, 2024 are incorporated by reference into this SAI and is available on the Fund’s website www.JAGCapitalFunds.com. Copies of the Prospectus and Financial Statements may be obtained at no charge from the Fund by writing to the above address or calling 855-552-4596.

THE JAG LARGE CAP GROWTH FUND	1
INVESTMENT RESTRICTIONS	1
OTHER INVESTMENT POLICIES	2
ADDITIONAL INFORMATION ABOUT INVESTMENTS AND RISKS	3
DISCLOSURE OF PORTFOLIO HOLDINGS	21
TRUSTEES AND OFFICERS	22
ADVISOR	29
CODE OF ETHICS	31
TRANSFER AGENT, FUND ACCOUNTING AGENT AND ADMINISTRATOR	31
CUSTODIAN	33
INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM	33
COUNSEL	33
DISTRIBUTOR	33
PROXY VOTING POLICY	36
PORTFOLIO TURNOVER	37
PORTFOLIO TRANSACTIONS	37
Purchase and Redemption of Shares	38
Reduction of Up-Front Sales Charge on Class A Shares	39
Waivers of Up-Front Sales Charge on Class A Shares	40
TAX INFORMATION	42
Appendix A—Description of Commercial Paper and Bond Ratings	A-1
Appendix B—Proxy Voting Policies and Procedures	B-1

THE JAG LARGE CAP GROWTH FUND

Mutual Fund Series Trust, formerly known as Catalyst Funds, (“the Trust”), an Ohio business trust, is registered with the Securities and Exchange Commission (“SEC”) as an open-end management investment company (or mutual fund). The Trust was formed by an Agreement and Declaration of Trust on February 27, 2006. The Trust Agreement permits the Board of Trustees (the “Board”) to issue an unlimited number of shares of beneficial interest of separate series without par value. There are currently several other series (or funds) of the Trust, and additional series (or funds) may be created by the Board from time to time. The JAG Large Cap Growth Fund (the “Fund”) is a separate diversified series of the Trust.

JAG Capital Management LLC (the “Adviser”) acts as investment adviser to the Fund.

The Trust does not issue share certificates. All shares are held in non-certificate form registered on the books of the Trust and the Trust’s transfer agent for the account of the shareholder. Each share of a series represents an equal proportionate interest in the assets and liabilities belonging to the applicable class of that series and is entitled to such dividends and distributions out of income belonging to the applicable class of that series as are declared by the Board. The shares do not have cumulative voting rights or any preemptive or conversion rights, and the Board has the authority from time to time to divide or combine the shares of any series into a greater or lesser number of shares of that series so long as the proportionate beneficial interest in the assets belonging to that series and the rights of shares of any other series are in no way affected. In case of any liquidation of a series, the holders of shares of the series being liquidated will be entitled to receive as a class a distribution out of the assets, net of the liabilities, belonging to that series. Expenses attributable to any class of a series are borne by that class, and thus the net asset values per share of the classes may differ. There can be no assurance that a series will grow to an economically viable size, in which case the Board may determine to liquidate the series at a time that may not be opportune for shareholders. Any general expenses of the Trust not readily identifiable as belonging to a particular series are allocated by or under the direction of the Board in such manner as the Board determines to be fair and equitable. No shareholder is liable to further calls or to assessment by the Trust without his or her express consent.

The Fund offers four classes of shares : Class A, Class C, Class I and Class R shares. As of the date of this SAI only Class A, Class I and Class R shares are available for sale. Each share class represents an interest in the same assets of the Fund, has the same rights and is identical in all material respects except that (i) each class of shares may bear different distribution fees; (ii) each class of shares may be subject to different (or no) sales charges; (iii) certain other class specific expenses will be borne solely by the class to which such expenses are attributable; and (iv) each class has exclusive voting rights with respect to matters relating to its own distribution arrangements. The Board may classify and reclassify the shares of the Fund into additional classes of shares at a future date.

INVESTMENT RESTRICTIONS

The following investment restrictions are fundamental policies of the Fund and cannot be changed unless the change is approved by the lesser of (a) 67% or more of the shares present at a meeting of shareholders if the holders of more than 50% of the outstanding voting shares of the Fund are present or represented by proxy or (b) more than 50% of the outstanding voting shares of the Fund.

As a matter of fundamental policy, the Fund may not:

(a) borrow money, except as permitted under the Investment Company Act of 1940, as amended (the “1940 Act”)*, and as interpreted or modified by regulatory authority having jurisdiction, from time to time;

(b) issue senior securities, except as permitted under the 1940 Act, and as interpreted or modified by regulatory authority having jurisdiction, from time to time;

(c) engage in the business of underwriting securities issued by others, except to the extent that the Fund may be deemed to be an underwriter in connection with the disposition of portfolio securities;

1

(d) purchase or sell real estate, which does not include securities of companies which deal in real estate or mortgages or investments secured by real estate or interests therein, except that the Fund reserves freedom of action to hold and to sell real estate acquired as a result of the Fund’s ownership of securities;

(e) purchase or sell physical commodities or forward contracts relating to physical commodities;

(f) make loans to other persons, except (i) loans of portfolio securities, and (ii) to the extent that entry into repurchase agreements and the purchase of debt instruments or interests in indebtedness in accordance with the Fund’s investment objective and policies may be deemed to be loans.

(g) invest 25% or more of its total assets in a particular industry or group of industries other than other investment companies. This limitation is not applicable to investments in obligations issued or guaranteed by the U.S. government, its agencies and instrumentalities or repurchase agreements with respect thereto. The Fund will consider the investments of underlying investment companies when determining its compliance with this restriction.

* The 1940 Act limits a Fund’s ability to borrow money, prohibiting the Fund from issuing senior securities, except the Fund may borrow from any bank provided that immediately after any such borrowing there is an asset coverage of at least 300% for all borrowings by the Fund and provided further, that in the event that such asset coverage shall at any time fall below 300%, the Fund shall, within three days thereafter or such longer period as the SEC may prescribe by rules and regulations, reduce the amount of its borrowings to such an extent that the asset coverage of such borrowing shall be at least 300%.

With respect to interpretations of the SEC or its staff described in paragraph (b) above, the SEC and its staff have identified various securities trading practices and derivative transactions used by mutual funds that give rise to potential senior security issues under Section 18(f) of the 1940 Act. However, rather than rigidly deeming all such practices as impermissible forms of issuing a “senior security” under Section 18(f), the SEC has adopted Rule 18f-4 under the 1940 Act (“Rule 18f-4”), which permits a fund to enter into derivatives transactions and certain similar transactions notwithstanding the prohibitions and restrictions on the issuance of senior securities under Section 18(f) of the 1940 Act, subject to the conditions of Rule 18f-4.

Rule 18f-4 governs the use of derivatives by registered investment companies. Rule 18f-4 imposes limits on the amount of derivatives the Fund can enter into, eliminates the asset segregation framework previously used by the Fund to comply with Section 18 of the 1940 Act, treats derivatives as senior securities and requires the Fund to maintain a comprehensive derivative risk management program and appoint a derivatives risk manager if its exposure to derivatives is above a specified amount.

OTHER INVESTMENT POLICIES

The following investment policies are not fundamental and may be changed by the Board without the approval of the shareholders of the Fund:

(a)       The Fund will not purchase securities or evidences of interest thereon on “margin.” This limitation is not applicable to short-term credit obtained by the Fund for the clearance of purchases and sales or redemption of securities, or to arrangements with respect to transactions involving futures contracts, and other permitted investments and techniques;

(b)       The Fund will not mortgage, pledge, hypothecate or in any manner transfer, as security for indebtedness, any assets of the Fund except as may be necessary in connection with permitted borrowings. The Fund shall maintain asset coverage of 300% of all borrowing. Margin deposits, security interests, liens and collateral arrangements with respect to transactions involving options, futures contracts, short sales, securities lending and other permitted investments and techniques are not deemed to be a mortgage, pledge or hypothecation of assets for purposes of this limitation;

2

(c)       The Fund will not purchase any security while borrowings (including reverse repurchase transactions) representing more than one third of its total assets are outstanding.

(d)       Under normal circumstances, the Fund will invest at least 80% of its net assets plus borrowings for investment purposes in common stocks of large capitalization companies, generally defined as companies with at least $8 billion in stock market capitalization. This investment policy may not be changed without at least 60 days’ prior written notice to shareholders.

Pursuant to Rule 22e-4, the Fund will not invest more than 15% of its net assets in securities for which there are legal or contractual restrictions on resale and other illiquid investments. Rule 144A securities with registration rights are not considered to be illiquid. If illiquid investments exceed 15% of the Fund’s net assets, the Fund will take corrective action consistent with Rule 22e-4.

Temporary Defensive Positions

From time to time, the Fund may take temporary defensive positions, which are inconsistent with the Fund’s principal investment strategies, in attempting to respond to adverse market, economic, political, or other conditions. For example, the Fund may hold all or a portion of its assets in money market instruments, including cash, cash equivalents, U.S. government securities, other investment grade fixed income securities, certificates of deposit, bankers’ acceptances, commercial paper, money market funds and repurchase agreements. If the Fund invests in a money market fund, the shareholders of the Fund generally will be subject to duplicative advisory fees. Although the Fund would do this only in seeking to avoid losses, the Fund will be unable to pursue its investment objective during that time, and it could reduce the benefit from any upswing in the market. The Fund may also invest in money market instruments at any time to maintain liquidity or pending selection of investments in accordance with its policies.

ADDITIONAL INFORMATION ABOUT INVESTMENTS AND RISKS

The Fund’s principal investment strategies are set forth under “Principal Investment Strategies” in the Prospectus. Unless restricted by the fundamental policies of the Fund, the following policies supplement the investment objective and principal investment strategies of the Fund as set forth in the Prospectus.

Common Stocks. The Fund may invest in common stocks, which include the common stock of any class or series of domestic or foreign corporations or any similar equity interest, such as a trust or partnership interest. These investments may or may not pay dividends and may or may not carry voting rights. Common stock occupies the most junior position in a company’s capital structure. The Fund may also invest in warrants and rights related to common stocks.

Investments in Small and Unseasoned Companies. Unseasoned and small companies may have limited or unprofitable operating histories, limited financial resources, and inexperienced management. In addition, they often face competition from larger or more established firms that have greater resources. Securities of small and unseasoned companies are frequently traded in the over-the-counter market or on regional exchanges where low trading volumes may result in erratic or abrupt price movements. To dispose of these securities, the Fund may need to sell them over an extended period or below the original purchase price. Investments by the Fund in these small or unseasoned companies may be regarded as speculative.

Securities of Other Investment Companies. The Fund may invest in securities issued by other investment companies. The Fund intends to limit its investments in accordance with applicable law or as permitted by Rule 12d1-4. Among other things, such law would limit these investments so that, as determined immediately after a securities purchase is made by the Fund: (a) not more than 5% of the value of its total assets will be invested in the securities of any one investment company; (b) not more than 10% of the value of its total assets will be invested in the aggregate in securities of investment companies as a group; (c) not more than 3% of the outstanding voting stock of any one investment company will be owned by the Fund; and (d) not more than 10% of the outstanding voting stock of any one closed-end investment company will be owned by the Fund together with all other investment companies that

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have the same adviser. Under certain sets of conditions, different sets of restrictions may be applicable. As a shareholder of another investment company, the Fund would bear, along with other shareholders, its pro rata portion of that investment company’s expenses, including advisory fees. These expenses would be in addition to the advisory and other expenses that the Fund bears directly in connection with its own operations. Investment companies in which the Fund may invest may also impose a sales or distribution charge in connection with the purchase or redemption of their shares and other types of commissions or charges. Such charges will be payable by the Fund and, therefore, will be borne directly by the Fund’s shareholders.

The Fund intends to rely on Section 12(d)(1)(F) and Rule 12d1-4 under the 1940 Act which in conjunction with one another allow registered investment companies (such as the Fund) to exceed the limitations described above, provided the aggregate sales loads any investor pays (i.e., the combined distribution expenses of both the acquiring fund and the acquired funds) does not exceed the limits on sales loads established by Financial Industry Regulatory Authority (“FINRA”) for funds of funds, and the registered investment company “mirror votes” any securities purchased pursuant to Section 12(d)(1)(F).

Exchange Traded Funds. The Fund may invest in a range of exchange-traded funds (“ETFs”). An ETF is an investment company that offers investors a proportionate share in a portfolio of stocks, bonds, commodities, currencies or other securities. Like individual equity securities, ETFs are traded on a stock exchange and can be bought and sold throughout the day. Traditional ETFs attempt to achieve the same investment return as that of a particular market index, such as the S&P 500 Index. To mirror the performance of a market index, an ETF invests either in all of the securities in the index or a representative sample of securities in the index. Some ETFs also invest in futures contracts or other derivative instruments to track their benchmark index. Unlike traditional indexes, which generally weight their holdings based on relative size (market capitalization), enhanced or fundamentally weighted indexes use weighting structures that include other criteria such as earnings, sales, growth, liquidity, book value or dividends. Some ETFs also use active investment strategies instead of tracking broad market indexes. Investments in ETFs are considered to be investment companies, see “Securities of Other Investment Companies”.

When the Fund invests in ETFs, it is subject to the specific risks of the underlying investment of the ETF. These risks could include those associated with small companies, illiquidity risk, sector risk, foreign and emerging market risk, short selling, leverage as well as risks associated with fixed income securities, real estate investments, and commodities. ETFs in which the Fund invests will not be able to replicate exactly the performance of the indices or sector they track because the total return generated by the securities will be reduced by transaction costs incurred in adjusting the actual balance of the securities. In addition, the ETFs in which the Fund invests will incur expenses not incurred by their applicable indices. Certain securities comprising the indices tracked by the ETFs may, from time to time, temporarily be unavailable, which may further impede the ETFs’ ability to track their applicable indices.

When the Fund invests in sector ETFs, there is a risk that securities within the same group of industries will decline in price due to sector-specific market or economic developments. If the Fund invests more heavily in a particular sector, the value of its shares may be especially sensitive to factors and economic risks that specifically affect that sector. As a result, the Fund’s share price may fluctuate more widely than the value of shares of a mutual fund that invests in a broader range of industries. Additionally, some sectors could be subject to greater government regulation than other sectors. Therefore, changes in regulatory policies for those sectors may have a material effect on the value of securities issued by companies in those sectors. The sectors in which the Fund may be more heavily invested will vary.

To offset the risk of declining security prices, the Fund may invest in inverse ETFs. Inverse ETFs are funds designed to rise in price when stock prices are falling. Inverse ETF index funds seek to provide investment results that will match a certain percentage of the inverse of the performance of a specific benchmark on a daily basis. For example, if an inverse ETFs current benchmark is the inverse of the Russell 2000 Index and the ETF meets its objective, the value of the ETF will tend to increase on a daily basis when the value of the underlying index decreases (e.g., if the Russell 2000 Index goes down 5% then the inverse ETF’s value should go up 5%).

ETFs or inverse ETFs may employ leverage, which magnifies the changes in the underlying stock index upon which they are based. Any strategy that includes inverse or leveraged securities could cause the Fund to suffer significant losses.

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Closed-End Investment Companies. The Fund may invest in “closed-end” investment companies (or “closed-end funds”), subject to the investment restrictions set forth below. The Fund, together with any company or companies controlled by the Fund, and any other investment companies having a sub-adviser as an investment adviser, may purchase only up to 10% of the total outstanding voting stock of any closed-end fund. Typically, the common shares of closed-end funds are offered to the public in a one-time initial public offering by a group of underwriters who retain a spread or underwriting commission. Such securities are then listed for trading on a national securities exchange or in the over-the-counter markets. Because the common shares of closed-end funds cannot be redeemed upon demand to the issuer like the shares of an open-end investment company (such as the Fund), investors seek to buy and sell common shares of closed-end funds in the secondary market. The common shares of closed-end funds may trade at a price per share which is more or less than the net asset value (“NAV”) per share, the difference representing the “market premium” and the “market discount” of such common shares, respectively.

There can be no assurance that a market discount on common shares of any closed-end fund will ever decrease. In fact, it is possible that this market discount may increase and the Fund may suffer realized or unrealized capital losses due to further decline in the market price of the securities of such closed-end funds, thereby adversely affecting the NAV of the fund’s shares. Similarly, there can be no assurance that the common shares of closed-end funds which trade at a premium will continue to trade at a premium or that the premium will not decrease subsequent to a purchase of such shares by the Fund. The Fund may also invest in preferred shares of closed-end funds.

Investors in the Fund should recognize that they may invest directly in closed-end funds and that by investing in closed-end funds indirectly through the Fund they will bear not only their proportionate share of the expenses of the Fund (including operating costs and investment advisory and administrative fees) but also, indirectly, similar fees of the underlying closed-end funds. An investor may incur increased tax liabilities by investing in the Fund rather than directly in the underlying funds.

Business Development Companies (BDCs) and Special Purpose Acquisition Companies (SPACs). The Fund may invest in BDCs and SPACs. Federal securities laws impose certain restraints upon the organization and operations of BDCs and SPACs. For example, BDCs are required to invest at least 70% of their total assets primarily in securities of private companies or in thinly traded U.S. public companies, cash, cash equivalents, U.S. government securities and high quality debt instruments that mature in one year or less. SPACs typically hold 85% to 100% of the proceeds raised from their IPO in trust to be used at a later date for a merger or acquisition. The SPAC must sign a letter of intent for a merger or acquisition within 18 months of the IPO. Otherwise, it will be forced to dissolve and return the assets held in the trust to the public stockholders. However, if a letter of intent is signed within 18 months, the SPAC can close the transaction within 24 months. In addition, the target of the acquisition must have a fair market value that is equal to at least 80% of the SPAC’s assets at the time of acquisition and a majority of shareholders voting must approve this combination with no more than 20% of the shareholders voting against the acquisition and requesting their money back. When a deal is proposed, a shareholder can stay with the transaction by voting for it or elect to sell his shares in the SPAC if voting against it. SPACs are more transparent than private equity as they may be subject to certain SEC regulations, including registration statement requirements under the Securities Act of 1933 and 10-K, 10-Q and 8-K financial reporting requirements. Since SPACs are publicly traded, they provide limited liquidity to an investor (i.e., investment comes in the form of common shares and warrants which can be traded). Other than the risks normally associated with IPOs, SPACs’ public shareholders’ risks include limited liquidity of their securities (as shares are generally thinly traded), loss of 0-15% of their investments (resulting from the SPACs operating costs) if no deals are made and lack of investment diversification as assets are invested in a single company.

Options on Securities. The Fund may purchase put or call options on equity securities (including securities of ETFs). The Fund may also write call options and put options on stocks only if they are covered, as described below, and such options must remain covered so long as the Fund is obligated as a writer. Option transactions can be executed either on a national exchange or through a private transaction with a broker-dealer (an “over-the-counter” transaction). The Fund may write (sell) “covered” call options and purchase options in a spread to hedge (cover) written options, and to close out options previously written by it. The Fund may also engage in short straddle transactions (simultaneously selling put and call options on the same stock).

A call option gives the holder (buyer) the “right to purchase” a security at a specified price (the exercise price) at any time until a certain date (the expiration date). So long as the obligation of the writer (seller) of a call option continues, the writer may be assigned an exercise notice by the broker-dealer through whom such option was

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sold, requiring the writer to deliver the underlying security against payment of the exercise price. This obligation terminates upon the expiration of the call option, or such earlier time at which the writer effects a closing purchase transaction by purchasing an option identical to that previously sold. To secure the obligation to deliver the underlying security upon exercise of a call option subject to the Options Clearing Corporation (“OCC”), a writer is required to deposit in escrow the underlying security or other assets in accordance with OCC rules.

The purpose of writing covered call options is to generate additional premium income for the Fund. This premium income will serve to enhance the Fund’s total return and will reduce the effect of any price decline of the security involved in the option. Covered call options will generally be written on securities which, in the opinion of the Adviser, are not expected to make any major price moves in the near future but which, over the long term, are deemed to be attractive investments for the Fund.

The Fund may write only call options that are “covered”. A call option is “covered” if the Fund either owns the underlying security or has an absolute and immediate right (such as a call with the same or a later expiration date) to acquire that security on the same economic terms. If the Fund writes a call option, the purchaser of the option has the right to buy (and the Fund has the obligation to sell) the underlying security at the exercise price throughout the term of the option. The initial amount paid to the Fund by the purchaser of the option is the “premium”. The Fund’s obligation as the writer of a call option to deliver the underlying security against payment of the exercise price will terminate either upon expiration of the option or earlier if the Fund is able to effect a “closing purchase transaction” through the purchase of an equivalent option. There can be no assurance that a closing purchase transaction can be effected at any particular time or at all. The Fund would not be able to effect a closing purchase transaction after it had received notice of exercise. Fund securities on which call options may be written will be purchased solely on the basis of investment considerations consistent with the Fund’s investment objective. The writing of covered call options is a conservative investment technique believed to involve relatively little risk (in contrast to the writing of naked or uncovered options, which the Fund will not do), but capable of enhancing the Fund’s total return. When writing a covered call option, the Fund, in return for the premium, gives up the opportunity for profit from a price increase in the underlying security above the exercise price, but retains the risk of loss should the price of the security decline. Unlike one who owns securities not subject to an option, the Fund has no control over when the Fund may be required to sell the underlying securities, since it may be assigned an exercise notice at any time prior to the expiration of its obligation as a writer. If a call option which the Fund has written expires, the Fund will realize a gain in the amount of the premium; however, such gain may be offset by a decline in the market value of the underlying security during the option period. If the call option is exercised, the Fund will realize a gain or loss from the sale of the underlying security.

The premium received is the market value of an option. The premium the Fund will receive from writing a call option will reflect, among other things, the current market price of the underlying security, the relationship of the exercise price to such market price, the historical price volatility of the underlying security, and the length of the option period. Once the decision to write a call option has been made, the Adviser, in determining whether a particular call option should be written on a particular security, will consider the reasonableness of the anticipated premium and the likelihood that a liquid secondary market will exist for such option. The premium received by the Fund for writing covered call options will be recorded as a liability in the Fund’s statement of assets and liabilities. This liability will be adjusted daily to the option’s current market value which is the mean of the closing bid and asked prices, after closing rotation is completed (i.e., after such closing prices are computed, currently at 4:02 p.m. and 4:15 p.m., depending on the type of contract), the closing prices as of the time at which the net asset value per share of the Fund is computed (the close of the New York Stock Exchange). The liability will be extinguished upon expiration of the option, the purchase of an identical option in a closing transaction, or delivery of the underlying security upon the exercise of the option.

Closing transactions will be effected in order to realize a profit on an outstanding call option, to prevent an underlying security from being called, or to permit the sale of the underlying security. Furthermore, effecting a closing transaction will permit the Fund to write another call option on the underlying security with either a different exercise price or expiration date or both. If the Fund desires to sell a particular security from its portfolio on which it has written a call option the Fund will seek to effect a closing transaction prior to, or concurrently with, the sale of the security. There is, of course, no assurance that the Fund will be able to effect such closing transactions at a favorable price. If the Fund cannot effect such a closing transaction the Fund may be required to hold a security that it might otherwise have sold, in which case it would continue to be at market risk on the security. The Fund will pay transaction costs in

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connection with the writing of options to close out previously written options. Such transaction costs are normally higher than those applicable to purchases and sales of portfolio securities.

The exercise price of the options may be below, equal to, or above the current market values of the underlying securities at the time the options are written. From time to time, the Fund may purchase an underlying security for delivery in accordance with an exercise notice of a call option assigned to the Fund, rather than delivering such security from its portfolio. In such cases, additional costs will be incurred.

The Fund will realize a profit or loss from a closing purchase transaction if the cost of the transaction is less or more than the premium received from the writing of the option. It is possible that the cost of effecting a closing transaction may be greater than the premium received by the Fund for writing the option. Because increases in the market price of a call option will generally reflect increases in the market price of the underlying security, any loss resulting from the purchase of a call option is likely to be offset in whole or in part by appreciation of the underlying security owned by the Fund.

In order to write a call option, the Fund is required to comply with OCC rules and the rules of the various exchanges with respect to collateral requirements.

The Fund may also purchase put options so long as they are listed on an exchange. If the Fund purchases a put option, it has the option to sell the subject security at a specified price at any time during the term of the option.

Purchasing put options may be used as a portfolio investment strategy when the Adviser perceives significant short-term risk but substantial long-term appreciation for the underlying security. The put or call option acts as an insurance policy, as it protects against significant downward price movement while it allows full participation in any upward movement. If the Fund is holding a stock that the Adviser feels has strong fundamentals, but for some reason may be weak in the near term, it may purchase a listed put on such security, thereby giving itself the right to sell such security at a certain strike price throughout the term of the option. Consequently, the Fund will exercise the put only if the price of such security falls below the strike price of the put. The difference between the put option’s strike price and the market price of the underlying security on the date the Fund exercises the put, less transaction costs, will be the amount by which the Fund will be able to hedge against a decline in the underlying security. If, during the period of the option the market price for the underlying security remains at or above the put option’s strike price, the put will expire worthless, representing a loss of the price the Fund paid for the put, plus transaction costs. If the price of the underlying security increases, the profit the Fund realizes on the sale of the security will be reduced by the premium paid for the put option less any amount for which the put may be sold.

The Fund may write put options on a fully covered basis on a stock the Fund intends to purchase. If the Fund writes a put option, the purchaser of the option has the right to sell (and the Fund has the obligation to buy) the underlying security at the exercise price throughout the term of the option. The initial amount paid to the Fund by the purchaser of the option is the “premium”. The Fund’s obligation to purchase the underlying security against payment of the exercise price will terminate either upon expiration of the option or earlier if the Fund is able to effect a “closing purchase transaction” through the purchase of an equivalent option. There can be no assurance that a closing purchase transaction can be effected at any particular time or at all.

The Fund may purchase a call option or sell a put option on a stock (including securities of ETFs) it may purchase at some point in the future. The purchase of a call option or sale of a put option is viewed as an alternative to the purchase of the actual stock. The number of option contracts purchased multiplied by the exercise price times the option multiplier will normally not be any greater than the number of shares that would have been purchased had the underlying security been purchased. If the Fund purchases a call option, it has the right but not the obligation to purchase (and the seller has the obligation to sell) the underlying security at the exercise price throughout the term of the option. The initial amount paid by the Fund to the seller of the call option is known as the “premium”. If during the period of the option the market price of the underlying security remains at or below the exercise price, the Fund will be able to purchase the security at the lower market price. The profit or loss the Fund may realize on the eventual sale of a security purchased by means of the exercise of a call option will be reduced by the premium paid for the call option. If, during the period of the call option, the market price for the underlying security is at or below the call option’s strike price, the call option will expire worthless, representing a loss of the price the Fund paid for the call option, plus transaction costs.

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Stock Index Options. The Fund will write call options on stock indexes only if on such date it holds a portfolio of stocks at least equal to the value of the index times the multiplier times the number of contracts.

Transactions in Stock Options. Purchase and sales of options involves the risk that there will be no market in which to effect a closing transaction. An option position may be closed out only on an exchange that provides a secondary market for an option of the same series or if the transaction was an over-the-counter transaction, through the original broker-dealer. Although the Fund will generally buy and sell options for which there appears to be an active secondary market, there is no assurance that a liquid secondary market on an exchange will exist for any particular option, or at any particular time, and for some options no secondary market on an exchange may exist. If the Fund, as a covered call or put option writer, is unable to effect an offsetting closing transaction in a secondary market, it will, for a call option it has written, not be able to sell the underlying security until the call option expires and, for a put option it has written, not be able to avoid purchasing the underlying security until the put option expires.

Options on Stock Indexes. The Fund’s purchase and sale of options on stock indexes will be subject to risks described above under “Transactions in Stock Options”. In addition, the distinctive characteristics of options on stock indexes create certain risks that are not present with stock options.

Since the value of a stock index option depends upon the movements in the level of the stock index, rather than the price of a particular stock, whether the Fund will realize a gain or loss on the purchase or sale of an option on a stock index depends upon movements in the level of stock prices in the stock market generally or in an industry or market segment rather than movements in the price of a particular stock. Accordingly, successful use by the Fund of options on stock indexes is subject to the Adviser’s ability to correctly predict movements in the direction of the stock market generally or of a particular industry or market segment. This requires skills and techniques different from predicting changes in the price of individual stocks.

Stock index prices may be distorted if trading of certain stocks included in the stock index is interrupted. Trading in the stock index options also may be interrupted in certain circumstances, such as if trading were halted in a substantial number of stocks included in the stock index. If this occurred, the Fund would not be able to close out options that it had purchased or written and, if restrictions on exercise were imposed, might not be able to exercise an option that it was holding, which could result in substantial losses to the Fund. It is the policy of the Fund to purchase or write options only on stock indexes that include a number of stocks sufficient to minimize the likelihood of a trading halt in the stock index, for example, the S&P 100 or S&P 500 index option.

Although the markets for certain stock index option contracts have developed rapidly, the markets for other stock index options are still relatively illiquid. The ability to establish and close out positions on such options will be subject to the development and maintenance of a liquid secondary market. It is not certain that this market will develop in all stock index option contracts. The Fund will not purchase or sell stock index option contracts unless and until, in the Adviser’s opinion, the market for such options has developed sufficiently that the risk in connection with these transactions is no greater than the risk in connection with options on stock.

Hedging. Hedging is a means of transferring risk that an investor does not wish to assume during an uncertain market environment. The Fund is permitted to enter into these transactions solely: (a) to hedge against changes in the market value of portfolio securities and against changes in the market value of securities intended to be purchased, (b) to close out or offset existing positions, or (c) to manage the duration of a portfolio’s fixed income investments.

Hedging activity in the Fund may include buying or selling (writing) put or call options on stocks, shares of exchange-traded funds or stock indexes, entering into stock index futures contracts or buying or selling options on stock index futures contracts or financial futures contracts, such as futures contracts on U.S. Treasury securities and interest related indices, and options on financial futures. The Fund will buy or sell options on stock index futures traded on a national exchange or board of trade and options on securities and on stock indexes traded on national securities exchanges or through private transactions directly with a broker-dealer. The Fund may hedge a portion of its portfolio by selling stock index futures contracts or purchasing puts on these contracts to limit exposure to an actual or anticipated market decline. The Fund may hedge against fluctuations in currency exchange rates, in connection with its investments in foreign securities, by purchasing foreign forward currency exchange contracts. All hedging transactions must be appropriate for reduction of risk and they cannot be for speculation.

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The Fund may engage in transactions in futures contracts and options on futures contracts.

Regulation as a Commodity Pool Operator. The Adviser, with respect to the Fund, has filed with the National Futures Association, a notice claiming an exclusion from the definition of the term “commodity pool operator” under the Commodity Exchange Act, as amended (“CEA”), and the rules of the Commodity Futures Trading Commission (“CFTC”) promulgated thereunder, with respect to the Fund’s operations. Accordingly, the Fund is not currently subject to registration or regulation as a commodity pool operator.

Convertible Securities. The Fund may invest in convertible securities, including debt securities or preferred stock that may be converted into common stock or that carry the right to purchase common stock. Convertible securities entitle the holder to exchange the securities for a specified number of shares of common stock, usually of the same company, at specified prices within a certain period of time. They also entitle the holder to receive interest or dividends until the holder elects to exercise the conversion privilege.

The terms of any convertible security determine its ranking in a company’s capital structure. In the case of subordinated convertible debentures, the holder’s claims on assets and earnings are generally subordinate to the claims of other creditors, and senior to the claims of preferred and common stockholders. In the case of convertible preferred stock, the holder’s claims on assets and earnings are subordinate to the claims of all creditors and are senior to the claims of common stockholders. As a result of their ranking in a company’s capitalization, convertible securities that are rated by nationally recognized statistical rating organizations are generally rated below other obligations of the company and many convertible securities are not rated.

Preferred Stock. The Fund may invest in preferred stock. Preferred stock, unlike common stock, offers a stated dividend rate payable from the issuer’s earnings. Preferred stock dividends may be cumulative or non-cumulative, participating, or auction rate. If interest rates rise, the fixed dividend on preferred stocks may be less attractive, causing the price of the preferred stocks to decline. Preferred stock may have mandatory sinking fund provisions, as well as call/redemption provisions prior to maturity, a negative feature when interest rates decline.

Warrants. The Fund may invest in warrants. The Fund may purchase warrants issued by domestic and foreign companies to purchase newly created equity securities consisting of common and preferred stock. Warrants are securities that give the holder the right, but not the obligation to purchase equity issues of the company issuing the warrants, or a related company, at a fixed price either on a certain date or during a set period. The equity security underlying a warrant is authorized at the time the warrant is issued or is issued together with the warrant.

Investing in warrants can provide a greater potential for profit or loss than an equivalent investment in the underlying security, and, thus, can be a speculative investment. At the time of issue, the cost of a warrant is substantially less than the cost of the underlying security itself, and price movements in the underlying security are generally magnified in the price movements of the warrant. This leveraging effect enables the investor to gain exposure to the underlying security with a relatively low capital investment. This leveraging increases an investor’s risk, however, in the event of a decline in the value of the underlying security and can result in a complete loss of the amount invested in the warrant. In addition, the price of a warrant tends to be more volatile than, and may not correlate exactly to, the price of the underlying security. If the market price of the underlying security is below the exercise price of the warrant on its expiration date, the warrant will generally expire without value. The value of a warrant may decline because of a decline in the value of the underlying security, the passage of time, changes in interest rates or in the dividend or other policies of the company whose equity underlies the warrant or a change in the perception as to the future price of the underlying security, or any combination thereof. Warrants generally pay no dividends and confer no voting or other rights other than to purchase the underlying security.

United States Government Obligations. The Fund may invest in obligations issued or guaranteed by the United States government, or by its agencies or instrumentalities. Obligations issued or guaranteed by federal agencies or instrumentalities may or may not be backed by the “full faith and credit” of the United States. Securities that are backed by the full faith and credit of the United States include Treasury bills, Treasury notes, Treasury bonds, and obligations of the Government National Mortgage Association, the Farmers Home Administration, and the Export-Import Bank. In the case of securities not backed by the full faith and credit of the United States, the Fund must look principally to the agency issuing or guaranteeing the obligation for ultimate repayment and may not be able to assert

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a claim against the United States itself in the event the agency or instrumentality does not meet its commitments. Securities that are not backed by the full faith and credit of the United States include, but are not limited to, obligations of the Tennessee Valley Authority, the Federal National Mortgage Association and the United States Postal Service, each of which has the right to borrow from the United States Treasury to meet its obligations, and obligations of the Federal Farm Credit System and the Federal Home Loan Banks, both of whose obligations may be satisfied only by the individual credits of each issuing agency.

Foreign Government Obligations. The Fund may invest in short-term obligations of foreign sovereign governments or of their agencies, instrumentalities, authorities or political subdivisions. These securities may be denominated in United States dollars or in another currency. See “Foreign Investment Risk.”

Bank Obligations. The Fund may invest in bank obligations such as bankers’ acceptances, certificates of deposit, and time deposits.

Bankers’ acceptances are negotiable drafts or bills of exchange typically drawn by an importer or exporter to pay for specific merchandise, which are “accepted” by a bank, meaning, in effect, that the bank unconditionally agrees to pay the face value of the instrument on maturity. Investments will be in bankers’ acceptances guaranteed by domestic and foreign banks having, at the time of investment, capital, surplus, and undivided profits in excess of $100,000,000 (as of the date of their most recently published financial statements).

Certificates of deposit are negotiable certificates issued against funds deposited in a commercial bank or a savings and loan association for a definite period of time and earning a specified return.

Commercial Paper. Commercial paper consists of unsecured promissory notes, including master notes, issued by corporations. Issues of commercial paper normally have maturities of less than nine months and fixed rates of return. Master notes, however, are obligations that provide for a periodic adjustment in the interest rate paid and permit daily changes in the amount borrowed.

Master notes are governed by agreements between the issuer and the Adviser acting as agent, for no additional fee, in its capacity as Adviser to the Fund and as fiduciary for other clients for whom it exercises investment discretion. The monies loaned to the borrower come from accounts maintained with or managed by the Adviser or its affiliates pursuant to arrangements with such accounts. Interest and principal payments are credited to such accounts. The Adviser, acting as a fiduciary on behalf of its clients, has the right to increase or decrease the amount provided to the borrower under an obligation. The borrower has the right to pay without penalty all or any part of the principal amount then outstanding on an obligation together with interest to the date of payment. Since these obligations typically provide that the interest rate is tied to the Treasury bill auction rate, the rate on master notes is subject to change. Repayment of master notes to participating accounts depends on the ability of the borrower to pay the accrued interest and principal of the obligation on demand which is continuously monitored by the Adviser. Master notes typically are not rated by credit rating agencies.

The Fund may purchase commercial paper consisting of issues rated at the time of purchase within the three highest rating categories by a nationally recognized statistical rating organization (an “NRSRO”). The Fund may also invest in commercial paper that is not rated but is determined by the Adviser, under guidelines established by the Board to be of comparable quality.

Other Fixed Income Securities. Other fixed income securities in which the Fund may invest include nonconvertible preferred stocks and nonconvertible corporate debt securities.

The Fund may invest in short-term investments (including repurchase agreements “collateralized fully,” as provided in Rule 2a-7 under the 1940 Act; interest-bearing or discounted commercial paper, including dollar denominated commercial paper of foreign issuers; and any other taxable and tax-exempt money market instruments, including variable rate demand notes, that are “Eligible Securities” as defined in Rule 2a-7 under the 1940 Act).

Variable Amount Master Demand Notes. Variable amount master demand notes are unsecured demand notes that permit the indebtedness thereunder to vary and provide for periodic readjustments in the interest rate according to the terms of the instrument. They are also referred to as variable rate demand notes. Because master

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demand notes are direct lending arrangements between the Fund and the issuer, they are not normally traded. Although there is no secondary market in the notes, the Fund may demand payment of principal and accrued interest at any time or during specified periods not exceeding one year, depending upon the instrument involved, and may resell the note at any time to a third party. The Adviser will consider the earning power, cash flow, and other liquidity ratios of the issuers of such notes and will continuously monitor their financial status and ability to meet payment on demand.

Variable and Floating Rate Notes. A variable rate note is one whose terms provide for the readjustment of its interest rate on set dates and which, upon such readjustment, can reasonably be expected to have a market value that approximates its par value. A floating rate note is one whose terms provide for the readjustment of its interest rate whenever a specified interest rate changes and which, at any time, can reasonably be expected to have a market value that approximates its par value. Such notes are frequently not rated by credit rating agencies. These notes must satisfy the same quality standards as commercial paper investments. Unrated variable and floating rate notes purchased by the Fund must be determined by the Adviser under guidelines approved by the Board to be of comparable quality at the time of purchase to rated instruments eligible for purchase under the Fund’s investment policies. In making such determinations, the Adviser will consider the earning power, cash flow and other liquidity ratios of the issuers of such notes (such issuers include financial, merchandising, bank holding and other companies) and will continuously monitor their financial condition. Although there may be no active secondary market with respect to a particular variable or floating rate note purchased by the Fund, the Fund may resell the note at any time to a third party. The absence of an active secondary market, however, could make it difficult for the Fund to dispose of a variable or floating rate note in the event the issuer of the note defaulted on its payment obligations and the Fund could, as a result or for other reasons, suffer a loss to the extent of the default. Variable or floating rate notes may be secured by bank letters of credit.

Foreign Investments. The Fund may invest in certain obligations or securities of foreign issuers. Certain of these investments may be in the form of American Depositary Receipts (“ADRs”), European Depositary Receipts (“EDRs”), Global Depositary Receipts (“GDRs”), other similar depositary receipts, and exchange-traded funds (“ETFs”) or other investment companies that invest in foreign securities, Yankee Obligations, and U.S. dollar-denominated securities issued by foreign branches of U.S. and foreign banks. Foreign investments may subject the Fund to investment risks that differ in some respects from those related to investment in obligations of U.S. domestic issuers. Such risks include future adverse political and economic developments, possible seizure, nationalization, or expropriation of foreign investments, less stringent disclosure requirements, the possible establishment of exchange controls or taxation at the source or other taxes, and the adoption of other foreign governmental restrictions.

Additional risks include less publicly available information, less government supervision and regulation of foreign securities exchanges, brokers and issuers, the risk that companies may not be subject to the accounting, auditing and financial reporting standards and requirements of U.S. companies, the risk that foreign securities markets may have less volume and that therefore many securities traded in these markets may be less liquid and their prices more volatile than U.S. securities, and the risk that custodian and brokerage costs may be higher. Foreign issuers of securities or obligations are often subject to accounting treatment and engage in business practices different from those respecting domestic issuers of similar securities or obligations. Foreign branches of U.S. banks and foreign banks may be subject to less stringent reserve requirements than those applicable to domestic branches of U.S. banks. Certain of these investments may subject the Fund to currency fluctuation risks.

Other investment risks include the possible imposition of foreign withholding taxes on certain amounts of the Fund’s income which may reduce the net return on non-U.S. investments as compared to income received from a U.S. issuer, the possible seizure or nationalization of foreign assets and the possible establishment of exchange controls, expropriation, confiscatory taxation, other foreign governmental laws or restrictions which might affect adversely payments due on securities held by the Fund, the lack of extensive operating experience of eligible foreign subcustodians and legal limitations on the ability of the Fund to recover assets held in custody by a foreign subcustodian in the event of the subcustodian’s bankruptcy.

In addition, there may be less publicly-available information about a non-U.S. issuer than about a U.S. issuer, and non-U.S. issuers may not be subject to the same accounting, auditing and financial record-keeping standards and requirements as U.S. issuers. In particular, the assets and profits appearing on the financial statements of an emerging market country issuer may not reflect its financial position or results of operations in the way they would be reflected had the financial statements been prepared in accordance with U.S. generally accepted accounting principles. In

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addition, for an issuer that keeps accounting records in local currency, inflation accounting rules may require, for both tax and accounting purposes, that certain assets and liabilities be restated on the issuer’s balance sheet in order to express items in terms of currency of constant purchasing power. Inflation accounting may indirectly generate losses or profits. Consequently, financial data may be materially affected by restatements for inflation and may not accurately reflect the real condition of those issuers and securities markets.

Finally, in the event of a default of any such foreign obligations, it may be more difficult for the Fund to obtain or enforce a judgment against the issuers of such obligations. The manner in which foreign investors may invest in companies in certain emerging market countries, as well as limitations on such investments, also may have an adverse impact on the operations of the Fund. For example, the Fund may be required in certain of such countries to invest initially through a local broker or other entity and then have the shares purchased re-registered in the name of the Fund. Re-registration may in some instances not be able to occur on a timely basis, resulting in a delay during which the Fund may be denied certain of its rights as an investor.

Depositary Receipts. The Fund’s investments may include securities of foreign issuers in the form of sponsored or unsponsored ADRs, GDRs and EDRs. ADRs are depositary receipts typically issued by a United States bank or trust company which evidence ownership of underlying securities issued by a foreign corporation. EDRs and GDRs are typically issued by foreign banks or trust companies, although they also may be issued by United States banks or trust companies, and evidence ownership of underlying securities issued by either a foreign or a United States corporation. Generally, depositary receipts in registered form are designed for use in the United States securities market and depositary receipts in bearer form are designed for use in securities markets outside the United States Depositary receipts may not necessarily be denominated in the same currency as the underlying securities into which they may be converted. Ownership of unsponsored depositary receipts may not entitle the Fund to financial or other reports from the issuer of the underlying security, to which it would be entitled as the owner of sponsored depositary receipts.

Emerging Markets. The Fund may invest in securities of issuers located in “emerging markets” (lesser developed countries located outside of the U.S.) or ETFs or other investment companies that invest in emerging market securities. Investing in emerging markets involves not only the risks described above with respect to investing in foreign securities, but also other risks, including exposure to economic structures that are generally less diverse and mature, and to political systems that can be expected to have less stability than, those of developed countries. Other characteristics of emerging markets that may affect investment include certain national policies that may restrict investment by foreigners in issuers or industries deemed sensitive to relevant national interests and the absence of developed structures governing private and foreign investments and private property. The typically small size of the markets of securities of issuers located in emerging markets and the possibility of a low or nonexistent volume of trading in those securities may also result in a lack of liquidity and in price volatility of those securities.

Brady Bonds. The Fund may invest in “Brady Bonds,” which are issued by certain Latin American countries in connection with restructurings of their debt. The Brady Bonds are issued in exchange for cash and certain of the country’s outstanding commercial bank loans. Brady Bonds do not have a long payment history and, due to the loan default record for Latin American public and private entities, may be considered speculative investments. They may be collateralized or uncollateralized and are issued in various currencies. They are actively traded in the over-the-counter secondary market for debt of Latin American issuers.

When-Issued and Delayed Delivery Securities. The Fund may purchase securities on a when-issued or delayed delivery basis. Delivery of and payment for these securities may take as long as a month or more after the date of the purchase commitment. The value of these securities is subject to market fluctuation during this period and no interest or income accrues to the Fund until settlement. When entering into a when-issued or delayed delivery transaction, the Fund will rely on the other party to consummate the transaction; if the other party fails to do so, the Fund may be disadvantaged. It is the current policy of the Fund not to enter into when-issued commitments exceeding in the aggregate 25% of the market value of the Fund’s total assets, less liabilities other than the obligations created by these commitments.

Lower Rated or Unrated Securities. Securities rated Baa by Moody’s or BBB by S&P or lower, or deemed of comparable quality by the Adviser, may have speculative characteristics. Securities rated below investment-grade, i.e., below Baa or BBB, or deemed of comparable quality by the Adviser, have higher yields but also involve greater

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risks than higher rated securities. Under guidelines used by rating agencies, securities rated below investment -grade, or deemed of comparable quality, have large uncertainties or major risk exposures in the event of adverse conditions, which features outweigh any quality and protective characteristics. Securities with the lowest ratings are considered to have extremely poor prospects of ever attaining any real investment standing, to have a current identifiable vulnerability to default, to be unlikely to have the capacity to pay interest and repay principal when due in the event of adverse business, financial or economic conditions, and/or to be in default or not current in the payment of interest or principal. Such securities are considered speculative with respect to the issuer’s capacity to pay interest and repay principal in accordance with the terms of the obligations. Accordingly, it is possible that these types of factors could, in certain instances, reduce the value of such securities held by the Fund with a commensurate effect on the value of its shares.

The secondary market for lower rated securities is not as liquid as that for higher rated securities. This market is concentrated in relatively few market makers and participants in the market are mostly institutional investors, including insurance companies, banks, other financial institutions and investment companies. In addition, the trading market for lower rated securities is generally lower than that for higher-rated securities and that for secondary markets under adverse market or economic conditions independent of any specific adverse changes in the condition of a particular issuer. These factors may have an adverse effect on the Fund’s ability to dispose of these securities and may limit its ability to obtain accurate market quotations for purposes of determining the value of its assets. If the Fund is not able to obtain precise or accurate market quotations for a particular security, it will become more difficult to value its portfolio, requiring them to rely more on judgment. Less liquid secondary markets may also affect the Fund’s ability to sell securities at their fair value. The Fund may invest up to 15% of its net assets, measured at the time of investment, in illiquid investments, which may be more difficult to value and to sell at fair value. If the secondary markets for high yield debt securities are affected by adverse economic conditions, the proportion of the Fund’s assets invested in illiquid investments may increase.

In the case of corporate debt securities, while the market values of securities rated below investment grade and comparable unrated securities tend to react less to fluctuations in interest rate levels than do those of higher-rated securities, the market values of certain of these securities also tend to be more sensitive to individual corporate developments and changes in economic conditions than higher-rated securities. Price volatility in these securities will be reflected in the Fund’s share value. In addition, such securities generally present a higher degree of credit risk. Issuers of these securities often are highly leveraged and may not have more traditional methods of financing available to them, so that their ability to service their debt obligations during an economic downturn or during sustained periods of rising interest rates may be impaired. The risk of loss due to default by such issuers is significantly greater than with investment grade securities because such securities generally are unsecured and frequently are subordinated to the prior payment of senior indebtedness.

A description of the quality ratings of certain NRSROs is contained in Appendix A.

Zero Coupon Securities. The Fund may invest in “zero coupon” U.S. Treasury, foreign government and U.S. and foreign corporate convertible and nonconvertible debt securities, which are bills, notes and bonds that have been stripped of their unmatured interest coupons and custodial receipts or certificates of participation representing interests in such stripped debt obligations and coupons. A zero coupon security pays no interest to its holder prior to maturity. Accordingly, such securities usually trade at a deep discount from their face or par value and will be subject to greater fluctuations of market value in response to changing interest rates than debt obligations of comparable maturities that make current distributions of interest. The Fund anticipates that it will not normally hold zero coupon securities to maturity. Redemption of shares of the Fund that require it to sell zero coupon securities prior to maturity may result in capital gains or losses that may be substantial. Federal tax law requires that a holder of a zero coupon security accrue a portion of the discount at which the security was purchased as income each year, even though the holder receives no interest payment on the security during the year. Such accrued discount will be includible in determining the amount of dividends the Fund must pay each year and, in order to generate cash necessary to pay such dividends, the Fund may liquidate portfolio securities at a time when it would not otherwise have done so.

Forward Foreign Currency Exchange Contracts. The Fund may enter into forward foreign currency exchange contracts in connection with its investments in foreign securities. A forward contract may be used by the Fund only to hedge against possible variations in exchange rates of currencies in countries in which it may invest. A forward foreign currency exchange contract (“forward contract”) involves an obligation to purchase or sell a specific

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currency at a future date, which may be any fixed number of days from the date of the contract agreed upon by the parties, at a price set at the time of the contract. Forward contracts are traded in the interbank market directly between currency traders (usually large commercial banks) and their customers. A forward contract generally has no deposit requirement, and no commissions are charged at any stage for trades.

Futures Contracts. The Fund may invest in futures contracts and options thereon (stock index futures contracts, exchange traded Bitcoin and Ethereum futures contracts, interest rate futures contracts or currency futures contracts or options thereon) to hedge or manage risks associated with the Fund’s securities investments. When a futures contract is executed, each party deposits with a futures commission merchant (“FCM”) or broker, a specified percentage of the contract amount, called the initial margin, and during the term of the contract, the amount of the deposit is adjusted based on the current value of the futures contract by payments of variation margin to or from the FCM or broker. In the case of options on futures, the holder of the option pays a premium and receives the right, upon exercise of the option at a specified price during the option period, to assume the option writer’s position in the futures contract and related margin account. If the option is exercised on the last trading day, cash in an amount equal to the difference between the option exercise price and the closing level of the relevant index, interest rate or currency price, as applicable, on the expiration date is delivered.

Positions in futures contracts may be closed out only on an exchange that provides a secondary market for such futures. However, there can be no assurance that a liquid secondary market will exist for any particular futures contract at any specific time. Thus, it may not be possible to close a futures position. In the event of adverse price movements, the Fund would continue to be required to make daily cash payments to maintain its required margin. In such situations, if the Fund had insufficient cash, it might have to sell portfolio securities to meet daily margin requirements at a time when it would be disadvantageous to do so. In addition, the Fund might be required to make delivery of the instruments underlying futures contracts it holds. The inability to close positions in futures or options thereon also could have an adverse impact on the Fund’s ability to hedge or manage risks effectively.

Successful use of futures by the Fund is also subject to the Adviser’s ability to predict movements correctly in the direction of the market. There is typically an imperfect correlation between movements in the price of the future and movements in the price of the securities that are the subject of the hedge. In addition, the price of futures may not correlate perfectly with movement in the cash market due to certain market distortions. Due to the possibility of price distortion in the futures market and because of the imperfect correlation between the movements in the cash market and movements in the price of futures, a correct forecast of general market trends or interest rate movements by the Adviser may still not result in a successful hedging transaction over a short time frame.

The trading of futures contracts is also subject to the risk of trading halts, suspension, exchange or clearing house equipment failures, government intervention, insolvency of a commodities or brokerage firm or clearing house or other disruption of normal trading activity, which could at times make it difficult or impossible to liquidate existing positions or to recover excess variation margin payments.

The purchase and sale of futures contracts or related options will not be a primary investment technique of the Fund. The Fund will purchase or sell futures contracts (or related options thereon) in accordance with the CFTC regulations described above.

Interest Rate Futures. The Fund may purchase an interest rate futures contract as a hedge against changes in interest rates. An interest rate futures contract provides for the future sale by one party and the purchase by the other party of a certain amount of a specific interest rate sensitive financial instrument (debt security) at a specified price, date, time and place. Generally, if market interest rates increase, the value of outstanding debt securities declines (and vice versa). Thus, if the Fund holds long-term debt obligations and the Adviser anticipates a rise in long-term interest rates, the Fund could, instead of selling its debt obligations, enter into an interest rate futures contract for the sale of similar long-term securities. If interest rates rise, the value of the futures contract would also rise, helping to offset the price decline of the obligations held by the Fund. The Fund might also purchase futures contracts as a proxy for underlying securities that it cannot currently buy.

Stock Index Futures. The Fund may purchase and sell stock index futures contracts as a hedge against changes resulting from market conditions in the values of securities that are held in its portfolio or that it intends to purchase or when such purchase or sale is economically appropriate for the reduction of risks inherent in the ongoing

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management of the Fund. A stock index futures contract is an agreement in which one party agrees to deliver to the other an amount of cash equal to a specific dollar amount times the difference between the value of a specific stock index at the close of the last trading day of the contract and the price at which the agreement is made.

The Fund may hedge a portion of its portfolio by selling stock index futures contracts or purchasing puts on these contracts to limit exposure to an actual or anticipated market decline. This provides an alternative to liquidation of securities positions. Conversely, during a market advance or when the Adviser anticipates an advance, the Fund may hedge a portion of its portfolio by purchasing stock index futures, or options on these futures. This affords a hedge against the Fund not participating in a market advance when it is not fully invested and serves as a temporary substitute for the purchase of individual securities, which may later be purchased in a more advantageous manner.

The Fund’s successful use of stock index futures contracts depends upon the Adviser’s ability to predict the direction of the market and is subject to various additional risks. The correlation between movement in the price of the stock index future and the price of the securities being hedged is imperfect and the risk from imperfect correlation increases as the composition of the Fund’s portfolio diverges from the composition of the relevant index. In addition, if the Fund purchases futures to hedge against market advances before it can invest in common stock in an advantageous manner and the market declines, there may be a loss on the futures contracts. In addition, the ability of the Fund to close out a futures position or an option on futures depends on a liquid secondary market. There is no assurance that liquid secondary markets will exist for any particular futures contract or option on a futures contract at any particular time. The risk of loss to the Fund is theoretically unlimited when the Fund sells an uncovered futures contract because there is an obligation to make delivery unless the contract is closed out, regardless of fluctuations in the price of the underlying security.

Foreign Currency Futures Transactions. Unlike forward foreign currency exchange contracts, foreign currency futures contracts and options on foreign currency futures contracts are standardized as to amount and delivery period and may be traded on boards of trade and commodities exchanges or directly with a dealer which makes a market in such contracts and options. It is anticipated that such contracts may provide greater liquidity and lower cost than forward foreign currency exchange contracts. As part of its financial futures transactions, the Fund may use foreign currency futures contracts and options on such futures contracts. Through the purchase or sale of such contracts, the Fund may be able to achieve many of the same objectives as through investing in a forward foreign currency exchange.

Foreign Currency Options. A foreign currency option provides the option buyer with the right to buy or sell a stated amount of foreign currency at the exercise price at a specified date or during the option period. A call option gives its owner the right, but not the obligation, to buy the currency, while a put option gives its owner the right, but not the obligation, to sell the currency. The option seller (writer) is obligated to fulfill the terms of the option sold if it is exercised. However, either seller or buyer may close its position during the option period in the secondary market for such options at any time prior to expiration.

The Fund may write foreign currency options that are “covered”. A call option is “covered” if the Fund either owns the underlying currency or has an absolute and immediate right (such as a call with the same or a later expiration date) to acquire that currency on the same economic terms. In addition, the Fund will not permit the option to become uncovered prior to the expiration of the option or termination through a closing purchase transaction as described in “Options on Securities” above.

A foreign currency call option rises in value if the underlying currency appreciates. Conversely, a foreign currency put option rises in value if the underlying currency depreciates. While purchasing a foreign currency option may protect the Fund against an adverse movement in the value of a foreign currency, it would not limit the gain which might result from a favorable movement in the value of the currency. For example, if the Fund were holding securities denominated in an appreciating foreign currency and had purchased a foreign currency put to hedge against a decline in the value of the currency, it would not have to exercise its put. In such an event, however, the amount of the Fund’s gain would be offset in part by the premium paid for the option. Similarly, if the Fund entered into a contract to purchase a security denominated in a foreign currency and purchased a foreign currency call to hedge against a rise in the value of the currency between the date of purchase and the settlement date, the Fund would not need to exercise its call if the currency instead depreciated in value. In such a case, the Fund would acquire the amount of foreign currency needed for settlement in the spot market at a lower price than the exercise price of the option.

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REITs. The Fund may invest in securities of real estate investment trusts (“REITs”). REITs are publicly traded corporations or trusts that specialize in acquiring, holding and managing residential, commercial or industrial real estate. A REIT is not taxed at the entity level on income distributed to its shareholders or unitholders if it distributes to shareholders or unitholders at least 95% of its taxable income for each taxable year and complies with regulatory requirements relating to its organization, ownership, assets and income.

REITs generally can be classified as “Equity REITs”, “Mortgage REITs” and “Hybrid REITs.” An Equity REIT invests the majority of its assets directly in real property and derives its income primarily from rents and from capital gains on real estate appreciation which are realized through property sales. A Mortgage REIT invests the majority of its assets in real estate mortgage loans and services its income primarily from interest payments. A Hybrid REIT combines the characteristics of an Equity REIT and a Mortgage REIT. Although the Fund can invest in all three kinds of REITs, its emphasis is expected to be on investments in Equity REITs.

Investments in the real estate industry involve particular risks. The real estate industry has been subject to substantial fluctuations and declines on a local, regional and national basis in the past and may continue to be in the future. Real property values, and income from real property continue to be in the future. Real property values and income from real property may decline due to general and local economic conditions, overbuilding and increased competition, increases in property taxes and operating expenses, changes in zoning laws, casualty or condemnation losses, regulatory limitations on rents, changes in neighborhoods and in demographics, increases in market interest rates, or other factors. Factors such as these may adversely affect companies that own and operate real estate directly, companies that lend to such companies, and companies that service the real estate industry.

Direct investments in REITs also involve risks. Equity REITs will be affected by changes in the values of and income from the properties they own, while Mortgage REITs may be affected by the credit quality of the mortgage loans they hold. In addition, REITs are dependent on specialized management skills and on their ability to generate cash flow for operating purposes and to make distributions to shareholders or unitholders. REITs may have limited diversification and are subject to risks associated with obtaining financing for real property, as well as to the risk of self-liquidation. REITs also can be adversely affected by their failure to qualify for tax-free pass-through treatment of their income under the Internal Revenue Code of 1986, as amended, or their failure to maintain an exemption from registration under the 1940 Act. By investing in REITs indirectly through the Fund, a shareholder bears not only a proportionate share of the expenses of the Fund, but also may indirectly bear similar expenses of some of the REITs in which it invests.

Structured Securities. The Fund may purchase any type of publicly traded or privately negotiated fixed income security, including mortgage-backed securities; structured notes, bonds or debentures; and assignments of and participations in loans.

Mortgage-Backed Securities. The Fund may invest in mortgage-backed securities, such as those issued by the Government National Mortgage Association (“GNMA”), Federal National Mortgage Association (“FNMA”), Federal Home Loan Mortgage Corporation (“FHLMC”) or certain foreign issuers. Mortgage-backed securities represent direct or indirect participations in, or are secured by and payable from, mortgage loans secured by real property. The mortgages backing these securities include, among other mortgage instruments, conventional 30-year fixed-rate mortgages, 15-year fixed-rate mortgages, graduated payment mortgages and adjustable-rate mortgages. The government or the issuing agency typically guarantees the payment of interest and principal of these securities. However, the guarantees do not extend to the securities’ yield or value, which are likely to vary inversely with fluctuations in interest rates, nor do the guarantees extend to the yield or value of the Fund’s shares. These securities generally are “pass-through” instruments, through which the holders receive a share of all interest and principal payments from the mortgages underlying the securities, net of certain fees.

Yields on pass-through securities are typically quoted by investment dealers and vendors based on the maturity of the underlying instruments and the associated average life assumption. The average life of pass-through pools varies with the maturities of the underlying mortgage loans. A pool’s term may be shortened by unscheduled or early payments of principal on the underlying mortgages. The occurrence of mortgage prepayments is affected by various factors, including the level of interest rates, general economic conditions, the location, scheduled maturity and age of the mortgage and other social and demographic conditions. Because prepayment rates of individual pools vary

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widely, it is not possible to predict accurately the average life of a particular pool. For pools of fixed-rate 30-year mortgages in a stable interest rate environment, a common industry practice in the U.S. has been to assume that prepayments will result in a 12-year average life, although it may vary depending on numerous factors. At present, pools, particularly those with loans with other maturities or different characteristics, are priced on an assumption of average life determined for each pool. In periods of falling interest rates, the rate of prepayment tends to increase, thereby shortening the actual average life of a pool of mortgage-related securities. Conversely, in periods of rising rates the rate of prepayment tends to decrease, thereby lengthening the actual average life of the pool. However, these effects may not be present, or may differ in degree, if the mortgage loans in the pools have adjustable interest rates or other special payment terms, such as a prepayment charge. Actual prepayment experience may cause the yield of mortgage-backed securities to differ from the assumed average life yield. Reinvestment of prepayments may occur at higher or lower interest rates than the original investment, thus affecting the Fund’s yield.

The rate of interest on mortgage-backed securities is lower than the interest rates paid on the mortgages included in the underlying pool due to the annual fees paid to the servicer of the mortgage pool for passing through monthly payments to certificate holders and to any guarantor, such as GNMA, and due to any yield retained by the issuer. Actual yield to the holder may vary from the coupon rate, even if adjustable, if the mortgage-backed securities are purchased or traded in the secondary market at a premium or discount. In addition, there is normally some delay between the time the issuer receives mortgage payments from the servicer and the time the issuer makes the payments on the mortgage-backed securities, and this delay reduces the effective yield to the holder of such securities.

Asset-Backed Securities. The Fund may invest in asset-backed securities, which represent participations in, or are secured by and payable from, assets such as motor vehicle installment sales, installment loan contracts, leases of various types of real and personal property and receivables from revolving credit (credit card) agreements. Such assets are securitized through the use of trusts and special purpose corporations. Payments or distributions of principal and interest may be guaranteed up to certain amounts and for a certain time period by a letter of credit or a pool insurance policy issued by a financial institution unaffiliated with the trust or corporation.

Asset-backed securities present certain risks that are not presented by other securities in which the Fund may invest. Automobile receivables generally are secured by automobiles. Most issuers of automobile receivables permit the loan servicers to retain possession of the underlying obligations. If the servicer were to sell these obligations to another party, there is a risk that the purchaser would acquire an interest superior to that of the holders of the asset-backed securities. In addition, because of the large number of vehicles involved in a typical issuance and technical requirements under state laws, the trustee for the holders of the automobile receivables may not have a proper security interest in the underlying automobiles. Therefore, there is the possibility that recoveries on repossessed collateral may not, in some cases, be available to support payments on these securities. Credit card receivables are generally unsecured, and the debtors are entitled to the protection of a number of state and federal consumer credit laws, many of which give such debtors the right to set off certain amounts owed on the credit cards, thereby reducing the balance due. In addition, there is no assurance that the security interest in the collateral can be realized.

Structured Notes, Bonds and Debentures. The Fund may invest in structured notes, bonds and debentures. Typically, the value of the principal and/or interest on these instruments is determined by reference to changes in the value of specific currencies, interest rates, commodities, indexes or other financial indicators (the “Reference”) or the relevant change in two or more References. The interest rate or the principal amount payable upon maturity or redemption may be increased or decreased depending upon changes in the applicable Reference. The terms of the structured securities may provide that in certain circumstances no principal is due at maturity and, therefore, may result in the loss of the Fund’s entire investment. The value of structured securities may move in the same or the opposite direction as the value of the Reference, so that appreciation of the Reference may produce an increase or decrease in the interest rate or value of the security at maturity. In addition, the change in interest rate or the value of the security at maturity may be a multiple of the change in the value of the Reference so that the security may be more or less volatile than the Reference, depending on the multiple. Consequently, structured securities may entail a greater degree of market risk and volatility than other types of debt obligations.

Assignments and Participations. The Fund may invest in assignments of and participations in loans issued by banks and other financial institutions.

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When the Fund purchases assignments from lending financial institutions, the Fund will acquire direct rights against the borrower on the loan. However, since assignments are generally arranged through private negotiations between potential assignees and potential assignors, the rights and obligations acquired by the Fund as the purchaser of an assignment may differ from, and be more limited than, those held by the assigning lender.

Participations in loans will typically result in the Fund having a contractual relationship with the lending financial institution, not the borrower. The Fund would have the right to receive payments of principal, interest and any fees to which it is entitled only from the lender of the payments from the borrower. In connection with purchasing a participation, the Fund generally will have no right to enforce compliance by the borrower with the terms of the loan agreement relating to the loan, nor any rights of set-off against the borrower, and the Fund may not benefit directly from any collateral supporting the loan in which it has purchased a participation. As a result, the Fund purchasing a participation will assume the credit risk of both the borrower and the lender selling the participation. In the event of the insolvency of the lender selling the participation, the Fund may be treated as a general creditor of the lender and may not benefit from any set-off between the lender and the borrower.

The Fund may have difficulty disposing of assignments and participations because there is no liquid market for such securities. The lack of a liquid secondary market will have an adverse impact on the value of such securities and on the Fund’s ability to dispose of particular assignments or participations when necessary to meet the Fund’s liquidity needs or in response to a specific economic event, such as a deterioration in the creditworthiness of the borrower. The lack of a liquid market for assignments and participations also may make it more difficult for the Fund to assign a value to these securities for purposes of valuing the Fund’s portfolio and calculating its net asset value.

The Fund may invest in fixed and floating rate loans (“Loans”) arranged through private negotiations between a foreign government (a “Borrower”) and one or more financial institutions (“Lenders”). The majority of the Fund’s investments in Loans are expected to be in the form of participations in Loans (“Participations”) and assignments of portions of Loans from third parties (“Assignments”). Participations typically will result in the Fund having a contractual relationship only with the Lender, not with the Borrower. The Fund will have the right to receive payments of principal, interest and any fees to which it is entitled only from the Lender selling the Participation and only upon receipt by the Lender of the payments from the Borrower. In connection with purchasing Participations, the Fund generally will have no right to enforce compliance by the Borrower with the terms of the loan agreement relating to the Loan, nor any rights of set-off against the Borrower, and the Fund may not directly benefit from any collateral supporting the Loan in which it has purchased the Participation. As a result, the Fund will assume the credit risk of both the Borrower and the Lender that is selling the Participation. In the event of the insolvency of the Lender selling a Participation, the Fund may be treated as a general creditor of the Lender and may not benefit from any set-off between the Lender and the Borrower. The Fund will acquire Participations only if the Lender interpositioned between the Fund and the Borrower is determined by the Adviser to be creditworthy.

When the Fund purchases Assignments from Lenders, the Fund will acquire direct rights against the Borrower on the Loan. However, since Assignments are generally arranged through private negotiations between potential assignees and potential assignors, the rights and obligations acquired by the Fund as the purchaser of an Assignment may differ from, and be more limited than, those held by the assigning Lender.

There are risks involved in investing in Participations and Assignments. The Fund may have difficulty disposing of them because there is no liquid market for such securities. The lack of a liquid secondary market will have an adverse impact on the value of such securities and on the Fund’s ability to dispose of particular Participations or Assignments when necessary to meet the Fund’s liquidity needs or in response to a specific economic event, such as a deterioration in the creditworthiness of the Borrower. The lack of a liquid market for Participations and Assignments also may make it more difficult for the Fund to assign a value to these securities for purposes of valuing the Fund’s portfolio and calculating its net asset value.

Restricted and Illiquid Investments. The Fund may acquire, in privately negotiated transactions, securities that cannot be offered for public sale in the United States without first being registered under the Securities Act of 1933 (“Securities Act”). Restricted securities are subject to restrictions on resale under federal securities law. Because of these restrictions, the Fund may not be able to readily resell these securities at a price equal to what it might obtain for similar securities with a more liquid market. The Fund’s valuation of these securities will reflect relevant liquidity considerations. Under criteria established by the Board, certain restricted securities sold pursuant to Rule 144A under

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the Securities Act may be determined to be liquid. To the extent that restricted securities are not determined to be liquid, the Fund will limit its purchase, together with other illiquid investments including non-negotiable time deposits and repurchase agreements providing for settlement in more than seven days after notice, to no more than 15% of its net assets.

Restricted securities in which the Fund may invest may include commercial paper issued in reliance on the exemption from registration afforded by Section 4(a)(2) of the Securities Act. Section 4(a)(2) commercial paper is restricted as to disposition under federal securities law, and is generally sold to institutional investors, such as the Fund, who agree that they are purchasing the paper for investment purposes and not with a view to public distribution. Any resale by the purchaser must be in an exempt transaction. Section 4(a)(2) commercial paper is normally resold to other institutional investors like the Fund through or with the assistance of the issuer or investment dealers who make a market in Section 4(a)(2) commercial paper, thus providing liquidity. The Adviser believes that Section 4(a)(2) commercial paper and possibly certain other restricted securities which meet the criteria for liquidity established by the Board are quite liquid. The Fund intends, therefore, to treat the restricted securities which meet the criteria for liquidity established by the Board, including Section 4(a)(2) commercial paper, as determined by the Adviser, as liquid and not subject to the investment limitations applicable to illiquid investments.

Repurchase Agreements. Securities held by the Fund may be subject to repurchase agreements. These transactions permit the Fund to earn income for periods as short as overnight. The Fund could receive less than the repurchase price on any sale of such securities. Under the terms of a repurchase agreement, the Fund would acquire securities from member banks of the Federal Deposit Insurance Corporation and registered broker-dealers and other financial institutions that the Adviser deems creditworthy under guidelines approved by the Board, subject to the seller’s agreement to repurchase such securities at a mutually agreed-upon date and price. The repurchase price would generally equal the price paid by the Fund plus interest negotiated on the basis of current short-term rates, which may be more or less than the rate on the underlying portfolio securities. The seller under a repurchase agreement will be required to maintain continually the value of collateral held pursuant to the agreement at not less than the repurchase price (including accrued interest). If the seller were to default on its repurchase obligation or become insolvent, the Fund holding such obligation would suffer a loss to the extent that the proceeds from a sale of the underlying portfolio securities were less than the repurchase price under the agreement, or to the extent that the disposition of such securities by the Fund were delayed pending court action. Additionally, there is no controlling legal precedent confirming that the Fund would be entitled, as against a claim by such seller or its receiver or trustee in bankruptcy, to retain the underlying securities, although the Trust believes that, under the regular procedures normally in effect for custody of the Fund’s securities subject to repurchase agreements and under federal laws, a court of competent jurisdiction would rule in favor of the Trust if presented with the question. Securities subject to repurchase agreements will be held by the Fund’s custodian or another qualified custodian or in the Federal Reserve/Treasury book-entry system. Repurchase agreements are considered to be loans by the Fund under the 1940 Act.

Reverse Repurchase Agreements. The Fund may enter reverse repurchase agreements. In a reverse repurchase agreement, the Fund sells a security and agrees to repurchase it at a mutually agreed upon date and at a price reflecting the interest rate effective for the term of the agreement. This may also be viewed as the borrowing of money by the Fund. The Fund will not invest the proceeds of a reverse repurchase agreement for a period which exceeds the duration of the reverse repurchase agreement.

Reverse repurchase agreements involve the risk that the market value of the securities retained by the Fund may decline below the price of the securities it has sold but is obligated to repurchase under the agreement. In the event the buyer of securities under a reverse repurchase agreement files for bankruptcy or becomes insolvent, the Fund’s use of proceeds from the agreement may be restricted pending a determination by the other party or its trustee or receiver whether to enforce the Fund’s obligation to repurchase the securities.

Loans of Portfolio Securities. The Fund may lend securities if such loans are secured continuously by liquid assets consisting of cash, U.S. government securities or irrevocable bank standby letters of credit not issued in favor of the Fund at least equal at all times to 100% of the market value of the securities loaned, plus accrued interest. While such securities are on loan, the borrower will pay the Fund any income accruing thereon. Loans will be subject to termination by the Fund in the normal settlement time, currently three Business Days after notice, or by the borrower on one day’s notice (as used herein, “Business Day” shall denote any day on which the New York Stock Exchange and the Fund’s custodian are both open for business). Any gain or loss in the market price of the borrowed securities

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that occurs during the term of the loan inures to the lending Fund and its shareholders. The Fund may pay reasonable finders’ and custodial fees, including fees to an Adviser or its affiliate, in connection with loans. In addition, the Fund considers all facts and circumstances including the creditworthiness of the borrowing financial institution, and the Fund will not lend its securities to any director, officer, employee, or affiliate of the Adviser, the administrator or distributor, unless permitted by applicable law. Loans of portfolio securities involve risks, such as delays or an inability to regain the securities or collateral adjustments in the event the borrower defaults or enters into bankruptcy.

Short Sales “Against The Box”. The Fund may engage in short sales “against the box”. In a short sale, the Fund sells a borrowed security and has a corresponding obligation to the lender to return the identical security. The seller does not immediately deliver the securities sold and is said to have a short position in those securities until delivery occurs. The Fund may engage in a short sale if at the time of the short sale the Fund owns or has the right to obtain without additional cost an equal amount of the security being sold short. This investment technique is known as a short sale “against the box.” It may be entered into by the Fund to, for example, lock in a sale price for a security the Fund does not wish to sell immediately. No more than 10% of the Fund’s net assets (taken at current value) may be held as collateral for short sales “against the box” at any one time.

The Fund may make a short sale as a hedge, when it believes that the price of a security may decline, causing a decline in the value of a security owned by the Fund (or a security convertible or exchangeable for such security). In such case, any future losses in the Fund’s long position should be offset by a gain in the short position and, conversely, any gain in the long position should be reduced by a loss in the short position. The extent to which such gains or losses are reduced will depend upon the amount of the security sold short relative to the amount the Fund owns. There will be certain additional transaction costs associated with short sales “against the box”, but the Fund will endeavor to offset these costs with the income from the investment of the cash proceeds of short sales.

If the Fund effects a short sale of securities at a time when it has an unrealized gain on the securities, it may be required to recognize that gain as if it had actually sold the securities (as a “constructive sale”) on the date it effects the short sale. However, such constructive sale treatment may not apply if the Fund closes out the short sale with securities other than the appreciated securities held at the time of the short sale and if certain other conditions are satisfied. Uncertainty regarding the tax consequences of effecting short sales may limit the extent to which the Fund may effect short sales.

Short Sales (excluding Short Sales “Against the Box”). The Fund may sell securities or purchase ETFs that sell securities short. A short sale is a transaction in which the Fund sells securities it does not own in anticipation of a decline in the market price of the securities.

To deliver the securities to the buyer, the Fund must arrange through a broker to borrow the securities and, in so doing, the Fund becomes obligated to replace the securities borrowed at their market price at the time of replacement, whatever that price may be. The Fund will make a profit or incur a loss as a result of a short sale depending on whether the price of the securities decreases or increases between the date of the short sale and the date on which the Fund purchases the security to replace the borrowed securities that have been sold. The amount of any loss would be increased (and any gain decreased) by any premium or interest the Fund is required to pay in connection with a short sale.

The Fund’s obligation to replace the securities borrowed in connection with a short sale will be secured by cash or liquid securities deposited as collateral with the broker.

Municipal Securities. Municipal securities are debt obligations issued to obtain funds for various public purposes, including the construction of a wide range of public facilities such as airports, bridges, highways, housing, hospitals, mass transportation, schools, streets and water and sewer works. Other public purposes for which municipal securities may be issued include refunding of outstanding obligations, obtaining funds for general operating expenses and obtaining funds to loan to other public institutions and facilities. In addition, certain types of industrial development bonds are issued by or on behalf of public authorities to obtain funds to provide privately-operated housing facilities, sports facilities, convention or trade show facilities, airport, mass transit, port or parking facilities, air or water pollution control facilities and certain local facilities for water supply, gas, electricity, or sewage or solid waste disposal. Such obligations, which may include lease arrangements, are included within the term “municipal securities” if the interest paid thereon qualifies as exempt from federal income tax. Other types of industrial

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development bonds, the proceeds of which are used for the construction, equipment, repair or improvement of privately operated industrial or commercial facilities, may constitute municipal securities, although the current federal tax laws place substantial limitations on the size of such issues.

The two principal classifications of municipal securities are “general obligation” and “revenue” bonds. General obligation bonds are secured by the issuer’s pledge of its full faith, credit and taxing power for the payment of principal and interest. Revenue bonds are payable only from the revenues derived from a particular facility or class of facilities or, in some cases, from the proceeds of a special excise or other specific revenue source. Industrial development bonds that are municipal securities are in most cases revenue bonds and do not generally involve the pledge of the credit of the issuer of such bonds. There are, of course, variations in the degree of risk of municipal securities, both within a particular classification and between classifications, depending upon numerous factors.

The yields on municipal securities are dependent upon a variety of factors, including general money market conditions, general conditions of the municipal securities market, size of particular offering, maturity of the obligation and rating of the issue. The ratings of Moody’s and S&P represent their opinions as to the quality of the municipal securities which they undertake to rate. It should be emphasized, however, that ratings are general and are not absolute standards of quality. Consequently, municipal securities with the same maturity, coupon and rating may have different yields, while municipal securities of the same maturity and coupon with different ratings may have the same yield.

The Fund may invest in “private activity” bonds. The Fund may also purchase participation interests in municipal securities (such as industrial development bonds) from financial institutions, including banks, insurance companies and broker-dealers. A participation interest gives the Fund an undivided interest in the municipal securities in the proportion that the Fund’s participation interest bears to the total principal amount of the municipal securities. These instruments may be variable or fixed rate.

Provisions of the federal bankruptcy statutes relating to the adjustment of debts of political subdivisions and authorities of states of the United States provide that, in certain circumstances, such subdivisions or authorities may be authorized to initiate bankruptcy proceedings without prior notice to or consent of creditors, which proceedings could result in material and adverse modification or alteration of the rights of holders of obligations issued by such subdivisions or authorities.

Litigation challenging the validity under state constitutions of present systems of financing public education has been initiated or adjudicated in a number of states, and legislation has been introduced to effect changes in public school finances in some states. In other instances, there has been litigation challenging the issuance of pollution control revenue bonds or the validity of their issuance under state or federal law which litigation could ultimately affect the validity of those municipal securities or the tax-free nature of the interest thereon.

DISCLOSURE OF PORTFOLIO HOLDINGS

The Board has adopted policies and procedures for the public and nonpublic disclosure of the Fund’s portfolio securities.

As a general matter, no information concerning the portfolio holdings of the Fund may be disclosed to any unaffiliated third party except (1) to service providers that require such information in the course of performing their duties (for example, the Fund’s custodian, administrator, Adviser, independent public accountants, attorneys, officers and trustees) and are subject to a duty of confidentiality including a duty not to trade on non-public information, and (2) pursuant to certain exceptions that serve a legitimate business purpose. These exceptions may include: (1) disclosure of portfolio holdings only after such information has been publicly disclosed on the Fund’s website, in marketing materials (provided the portfolio holdings disclosed in the materials are at least 15 days old) or through filings with the SEC as described below and (2) to third-party vendors that (a) agree to not distribute the portfolio holdings or results of the analysis to third parties, other departments or persons who are likely to use the information for purposes of purchasing or selling the Fund before the portfolio holdings or results of the analysis become publicly available; and (b) sign a written confidentiality agreement. The confidentiality agreement must provide, but is not limited to, that the recipient of the portfolio holdings information agrees to limit access to the portfolio holdings information to its employees who, on a need to know basis are (1) authorized to have access to the portfolio holdings

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information and (2) subject to confidentiality obligations, including duties not to trade on non-public information, no less restrictive that the confidentiality obligations contained in the confidentiality agreement.

The Fund’s portfolio holdings are currently disclosed to the public through filings with the SEC. The Fund discloses its portfolio holdings by delivering the annual and semi-annual reports, or notice of electronic availability thereof, to shareholders approximately two months after the end of the fiscal year and semi-annual period. In addition, the Fund’s portfolio holdings are publicly available on the SEC’s EDGAR website in the Fund’s reports on Forms N-CSR two months after the end of each semi-annual period and Form N-PORT two months after each calendar quarter.

Neither the Fund nor the Adviser may enter into any arrangement providing for the disclosure of non-public portfolio holding information for the receipt of compensation or benefit of any kind. Any exceptions to the policies and procedures may only be made by the consent of the Trust’s chief compliance officer upon a determination that such disclosure serves a legitimate business purpose and is in the best interests of the Fund and will be reported to the Board at the Board’s next regularly scheduled meeting.

TRUSTEES AND OFFICERS

The Board manages the business and affairs of the Trust and appoints or elects officers responsible for the day-to-day operations of the Trust and the execution of policies established by Board resolution or directive. In the absence of such provisions, the respective officers have the powers and discharge the duties customarily held and performed by like officers of corporations similar in organization and business purposes.

The Trustees who are not “interested persons” (for regulatory purposes) of the Trust or the Adviser or the distributor (the “Independent Trustees”) are charged with, among other functions, recommending to the full Board approval of the distribution, transfer agency, and accounting services agreements, and advisory agreements. When considering approval or renewal of the advisory agreement, the Independent Trustees evaluate the nature and quality of the services provided by the Adviser, the performance of the Fund, the Adviser’s costs and the profitability of the agreements to the Adviser, ancillary benefits to the Adviser or their affiliates in connection with its relationship to the Fund and the amount of fees charged in comparison to those of other investment companies.

The Board currently has three standing committees: the Audit Committee, the Risk and Compliance Committee and the Nominating Committee. In addition, the Board currently has a Special Committee that oversees litigation matters on behalf of the Trust. Each committee is described below.

The term of office for each Trustee is for the duration of the Trust or until death, removal, resignation or retirement. The term of office of each officer is until the successor is elected.

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Information pertaining to the Trustees and officers of the Trust, including their principal occupations for the last five years, is set forth below.

Independent Trustees

Name, Address Year of Birth	Position(s) Held with Registrant	Term and Length Served*	Principal Occupation(s) During Past 5 Years	Number of Portfolios Overseen in the Fund Complex**	Other Directorships Held During Past 5 Years
Tobias Caldwell c/o Mutual Fund Series Trust 36 N. New York Avenue, Huntington, NY 11743 Year of Birth: 1967	Lead Trustee, Chairman of the Audit Committee and Nominating Committee	Since 6/2006	Manager, Genovese Family Enterprises, LLC (and affiliates, family office) since 1999, Managing Member, Bear Properties, LLC (real estate firm) since 2006.	48	Chairman of the Board, Mutual Fund and Variable Insurance Trust since 2016; Chairman of the Board, Strategy Shares since 2016; Trustee, IDX Funds Trust (formerly, M3Sixty Funds Trust) since 2016; Chairman of the Board, Catalyst Strategic Income Opportunities Fund since April 2024; Chairman of the Board of AlphaCentric Prime Meridian Income Fund from 2018 to August 2023.

Stephen P. Lachenauer c/o Mutual Fund Series Trust 36 N. New York Avenue, Huntington, NY 11743 Year of Birth: 1967	Trustee	Since 4/2022	Attorney, private practice since 2010.	48	Trustee and Chairman of the Audit and Risk and Compliance Committees since 2016, and Chairman of the Investment Committee since November 2020, Mutual Fund and Variable Insurance Trust; Trustee and Chairman of the Audit and Risk and Compliance Committees since 2016, and Chairman of the Investment Committee since November 2020, Strategy Shares; Trustee and Chairman of the Audit Committee, Catalyst Strategic Income Opportunities Fund since 2024; Trustee and Chairman of the Audit and Risk and Compliance Committees from 2018 to 2023, and Chairman of the Investment Committee from 2020 to 2023, AlphaCentric Prime Meridian Income Fund.

Tiberiu Weisz c/o Mutual Fund Series Trust 36 N. New York Avenue, Huntington, NY 11743 Year of Birth: 1949	Trustee, Chairman of the Risk and Compliance Committee	Since 6/2006	Attorney since 1982.	34	Trustee and Chairman of the Risk and Compliance Committee, Catalyst Strategic Income Opportunities Fund since April 2024.

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Interested Trustee*** and Officers

Name, Address, Year of Birth	Position(s) Held with Registrant	Term and Length Served*	Principal Occupation(s) During Past 5 Years	Number of Portfolios Overseen In The Fund Complex**	Other Directorships Held During Past 5 Years
Jerry Szilagyi 53 Palmeras St. Suite 601 San Juan, PR 00901 Year of Birth: 1962	Chairman of the Board	Trustee since 7/2006; President 2/2012-3/2022	President of the Trust, 2/2012—3/2022; President, Rational Advisors, Inc., since 2016; Chief Executive Officer, Catalyst Capital Advisors LLC, since 2006; Member, AlphaCentric Advisors LLC, since 2014 ; Managing Member, MFund Distributors LLC, since 2012; Managing Member, MFund Services LLC, since 2012; CEO, Catalyst International Advisors LLC, since 2019; CEO, Insights Media LLC, since 2019; CEO, MFund Management LLC, since 2019.	34	None

Michael Schoonover 53 Palmeras St. Suite 601 San Juan, PR 00901 Year of Birth: 1983	President	Since 3/2022	Vice President of the Trust, 2018-2022; Chief Operating Officer, Catalyst Capital Advisors LLC and Rational Advisors, Inc., since 2017; Portfolio Manager, Catalyst Capital Advisors LLC 12/2013 to 5/2021; President, MFund Distributors LLC, since 2020; COO, Catalyst International Advisors LLC, since 2019; COO, Insights Media LLC, since 2019; COO, MFund Management LLC, since 2019; COO, AlphaCentric Advisors LLC, since 2021.	N/A	N/A

Alex Merino 53 Palmeras St. Suite 601 San Juan, PR 00901 Year of Birth: 1985	Vice President	Since 3/2022	Investment Operations Manager, MFund Management LLC, since 2022; Investment Operations Analyst, MFund Management LLC, 9/2020 to 12/2021; Tax Senior Associate, PwC Asset & Wealth Management NY Metro, 7/2016-6/2019.	N/A	N/A

Thomas Hamel 36 N. New York Avenue Huntington, NY 11743 Year of Birth: 1969	Vice President	Since 11/2024	Managing Director, Head of Investment Operations, Catalyst Capital Advisors LLC, AlphaCentric Advisors LLC and Rational Advisors, Inc., since 1/2024; COO, Head of Investment Operations & Accounting, Captain Technologies, 9/2020 to 1/2024; Head of Client & Investment Operations, Aksia LLC, 4/2009 – 8/2020.	N/A	N/A

Erik Naviloff 225 Pictoria Drive, Suite 450, Cincinnati, OH 45246Year of Birth: 1968	Treasurer	Since 4/2012	Vice President – Fund Administration, Ultimus Fund Solutions, LLC, since 2011.	N/A	N/A

Brian Curley 225 Pictoria Drive, Suite 450, Cincinnati, OH 45246 Year of Birth: 1970	Assistant Treasurer	Since 11/2013	Vice President – Fund Administration, Ultimus Fund Solutions, LLC since 2015.	N/A	N/A

Sam Singh 225 Pictoria Drive, Suite 450, Cincinnati, OH 45246 Year of Birth: 1976	Assistant Treasurer	Since 2/2015	Vice President – Fund Administration, Ultimus Fund Solutions, LLC since 2015.	N/A	N/A

Frederick J. Schmidt 36 N. New York Avenue Huntington, NY 11743 Year of Birth: 1959	Chief Compliance Officer	Since 5/2015	Director of Compliance Services, MFund Services LLC since 2015.	N/A	N/A

Jennifer A. Bailey 36 N. New York Avenue Huntington, NY 11743 Year of Birth: 1968	Secretary	Since 4/2014	Director of Legal Services, MFund Services LLC, since 2012.	N/A	N/A

*	The term of office of each Trustee is indefinite.

**	The ‘Fund Complex’ includes the Trust, Mutual Fund and Variable Insurance Trust, Strategy Shares and Catalyst Strategic Income Opportunities Fund, each a registered investment company.

***	The Trustee who is an “interested person” of the Trust as defined in the 1940 Act is an interested person by virtue of being an officer of the advisor to certain series of the Trust.

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Leadership Structure. The Trust is led by Jerry Szilagyi, who has served as the Chairman of the Board since 2010. Mr. Szilagyi is an interested person by virtue of his controlling interest in Catalyst Capital Advisors LLC and AlphaCentric Advisors LLC, each of which serves as investment adviser to other certain series of the Trust. The Board is comprised of Mr. Szilagyi, an Interested Trustee, and Tobias Caldwell, Stephen Lachenauer, and Tiberiu Weisz, each an Independent Trustee. Mr. Caldwell serves as the Lead Independent Trustee. The Lead Independent Trustee serves as a key point person for dealings between management and the Independent Trustees and assists in setting the agendas for Board meetings. The Independent Trustees meet in executive session at each Board meeting. Under the Trust’s bylaws and governance guidelines, the Chairman of the Board is responsible for (a) chairing Board meetings, (b) setting the agendas for these meetings and (c) providing information to the Board in advance of each Board meeting and between Board meetings. The Board believes this is the most appropriate leadership structure for the Trust given Mr. Szilagyi’s background in the investment management industry and his experience in providing both advisory and administrative services to other mutual funds. Additionally, as the President of MFund Services LLC, which provides management and legal administrative services to the funds, Mr. Szilagyi is well positioned and informed regarding issues requiring the attention of the Board, and as the leader of the Board, can ensure such issues are included in the Board’s agenda for meetings and that appropriate time is allocated to discuss such issues and take any necessary actions.

Risk Oversight. The Board oversees risk management. The Board, directly or through the Audit Committee and the Risk and Compliance Committee, reviews reports from among others, the advisers, sub-advisers, the Trust’s Chief Compliance Officer, the Trust’s independent registered public accounting firm, and the Independent Trustees’ counsel, as appropriate, regarding risks faced by the Trust and the funds and the risk management programs of the Trust, the advisers and certain service providers. The full Board regularly engages in discussions of risk management and receives compliance reports that inform its oversight of risk management from the Trust’s Chief Compliance Officer at quarterly meetings and on an ad hoc basis, when and if necessary. The Trust’s Chief Compliance Officer also meets at least quarterly in executive session with the Independent Trustees. The actual day-to-day risk management with respect to the funds resides with the adviser, sub-adviser(s), if any, and other service providers to the funds. Although the risk management policies of the adviser, sub-adviser(s), if any, and the service providers are designed to be effective, those policies and their implementation vary among service providers and over time, and there is no guarantee that they will be effective. Generally, the Board believes that its oversight of material risks is adequately maintained through the risk-reporting chain where the Trust’s Chief Compliance Officer is the primary recipient and communicator of such risk-related information.

The Board also considers liquidity risk management issues as part of its general oversight responsibilities and oversees the Fund’s liquidity risk through, among other things, receiving periodic reporting and presentations by the Liquidity Risk Management (“LRM”) Program Administrator that address liquidity matters. As required by Rule 22e-4 under the 1940 Act, the Board, including a majority of the Independent Trustees, has approved the Trust’s LRM Program, which is reasonably designed to assess and manage the Trust’s liquidity risk, and has appointed the LRM Program Administrator that is responsible for administering the LRM Program. The Board also reviews, no less frequently than annually, a written report prepared by the LRM Program Administrator that addresses, among other items, the operation of the program and assesses its adequacy and effectiveness of implementation.

Audit Committee. Mr. Caldwell, Mr. Lachenauer, and Mr. Weisz serve on the Board’s Audit Committee. The Board’s Audit Committee is a standing independent committee with a separate chair. The primary function of the Audit Committee is to assist the full Board in fulfilling its oversight responsibilities to the shareholders and the investment community relating to fund accounting, reporting practices and the quality and integrity of the financial reports. To satisfy these responsibilities, the Audit Committee reviews with the independent auditors, the audit plan and results and recommendations following independent audits, reviews the performance of the independent auditors and recommends engagement or discharge of the auditors to the full Board, reviews the independence of the independent auditors, reviews the adequacy of the funds’ internal controls and prepares and submits Committee meeting minutes and supporting documentation to the full Board. During the fiscal year ended September 30, 2024, the Audit Committee met 4 times.

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Risk and Compliance Committee. Mr. Caldwell, Mr. Lachenauer, and Mr. Weisz serve on the Board’s Risk and Compliance Committee. The Risk and Compliance Committee is a standing independent committee with a separate chair. The primary function of the Risk and Compliance Committee is to assist the full Board in fulfilling its oversight responsibilities to the shareholders and the investment community relating to the adequacy and effectiveness of the Trust’s compliance program and to oversee the Trust’s Chief Compliance Officer. The Risk and Compliance Committee meets as often as necessary, and no less than quarterly. During the fiscal year ended September 30, 2024, the Risk and Compliance Committee 4 times.

Nominating Committee. Mr. Caldwell, Mr. Lachenauer, and Mr. Weisz serve on the Board’s Nominating Committee. The Board’s Nominating Committee is a standing independent committee with a separate chair. The primary functions of the Nominating Committee are to assist the Board in carrying out its responsibilities relating to (i) the identification and selection of qualified individuals to become Board members and members of Board committees and (ii) the development, adoption and periodic monitoring and updating of criteria and characteristics relating to the consideration, nomination and selection of interested and non-interested trustees. The Nominating Committee meets as often as necessary.

Special Committee. Mr. Caldwell, Mr. Lachenauer, and Mr. Weisz serve on a Special Committee responsible for reviewing the allegations of any lawsuit filed against the Trust, or any demand for books and records served upon the Trust. The Special Committee is also responsible for taking such other actions that may be referred to it from time to time by the Board. The Special Committee met as needed during the fiscal year ended September 30, 2024.

Background and Qualifications of the Trustees. Mr. Szilagyi is a member of AlphaCentric Advisor LLC, an investment adviser of the Trust and managing member of Catalyst Capital Advisors LLC, an investment adviser to other series of the Trust and an original sponsor of the Trust. Mr. Szilagyi is also the President of Rational Advisors, Inc., an investment adviser to other series in the Fund Complex and is President of MFund Services LLC which provides management and legal administrative services to the Trust. Mr. Szilagyi has many years of experience managing mutual funds and providing administrative services to other mutual funds. His experience in the investment management industry makes him uniquely qualified to serve as the Trust’s Chairman.

Mr. Caldwell is the manager of the Genovese family office, and a managing member of a real estate management firm. Mr. Caldwell’s experience in the investment and real estate industries provides the Board with an additional perspective and understanding of investment strategies used by advisers to the Funds. Mr. Caldwell also serves on the boards of other mutual fund trusts including boards of other registered investment companies in the Fund Complex.

Mr. Lachenauer has been an attorney in private practice for over fifteen years, providing advice and counsel to small businesses and individuals on real estate, commercial contracts, general business and financial matters. Mr. Lachenauer’s previous experience at large law firms and as an attorney at a large investment bank provides the Board with knowledge of financial and investment regulatory matters. Mr. Lachenauer also serves on the boards of other registered investment companies in the Fund Complex.

Mr. Weisz is an attorney and provides the Board with general insight regarding its duties and standards of care. Mr. Weisz also serves on the board of another registered investment company in the Fund Complex.

Share Ownership in the Fund

Fund Shares Owned by Trustees as of December 31, 2024

Name of Trustee	Dollar Range of Equity Securities in the Fund	Aggregated Dollar Range of Equity Securities in all Registered Investment Companies overseen by Trustee in the Trust
Mr. Caldwell	None	Over $100,000
Mr. Weisz	None	None
Mr. Lachenauer	None	None
Mr. Szilagyi	None	Over $100,000

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Compensation of the Board of Trustees

The Independent Trustees are paid a quarterly retainer and receive compensation for each special in-person meeting attended. The fees paid to the Independent Trustees for their attendance at a meeting are shared equally by the Funds of the Trust. The Lead Independent Trustee of the Trust and the Chairmen of the Board’s Audit Committee and Risk and Compliance Committee receive an additional quarterly retainer.

The following table describes the compensation paid to the Trustees during the fiscal year ended September 30, 2024. The Trust has no retirement or pension plans.

Name of Person, Position(s)	Aggregate Compensation from the Fund	Total Compensation from the Trust and the Fund Complex*
Tobias Caldwell	$5,982	$297,003
Tiberiu Weisz	$4,847	$168,520
Stephen Lachenauer	$4,563	$253,003
Jerry Szilagyi**	$0	$0

*	The ‘Fund Complex’ includes the Trust, Mutual Fund and Variable Insurance Trust, Strategy Shares and Catalyst Strategic Income Opportunities Fund, each a registered investment company.

**	Mr. Szilagyi is compensated by Catalyst for advisory services and MFund Services LLC for administrative support services to the Trust. Please see the “Transfer Agent, Fund Accounting and Administrator” section for more details.

PRINCIPAL SHAREHOLDERS

Persons controlling the Fund can determine the outcome of any proposal submitted to the shareholders for approval, including changes to the Fund’s fundamental policies or the terms of the advisory agreement with the advisor. Persons owning 25% or more of the outstanding shares of the Fund (or a class of shares of the Fund) may be deemed to control the Fund (or class of the Fund). Persons owning 5% or more of the outstanding shares of the Fund (or a class of shares of the Fund) may be deemed principal shareholders of the Fund (or class of the Fund).

Class A shares

Shareholders known by the Trust to own of record more than 5% of the outstanding shares of the Fund’s Class A shares on January 2, 2025 and the percentage of the outstanding shares owned on that date are listed below.

Name and Address of Beneficial or Record Owner	Number of Record and Beneficial (Shares)	Percent (%) of Class
Charles Schwab & Co. Inc./Attn: Mutual Fund Ops 211 Main Street San Francisco, CA 94105	6,976.9410	80.63%*
JAG Capital Management LLC 1610 Des Peres Rd. Suite 120 Saint Louis, MO 63131	612.7350	7.08%

*	May be deemed to control Class A shares of the Fund because holdings exceed 25% of the outstanding Class A shares.

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As of January 2, 2025, securities of the Fund’s Class A shares owned by all officers and trustees, including beneficial ownership, as a group represented less than 1% of the outstanding Class A shares of the Fund.

The shareholders listed above own shares for investment purposes and have no known intention of exercising any control of the Fund.

Class I shares

Shareholders known by the Trust to own of record more than 5% of the outstanding shares of the Fund’s Class I shares on January 2, 2025 and the percentage of the outstanding shares owned on that date are listed below.

Name and Address of Beneficial or Record Owner	Number of Record and Beneficial (Shares)	Percent (%) of Class
Charles Schwab & Co. Inc./Attn: Mutual Fund Ops 211 Main Street San Francisco, CA 94105	57,830.2890	6.51%
Pershing LLC P.O. Box 2052 Jersey City, NJ 07303-9998	72,147.7920	8.12%
Pershing LLC P.O. Box 2052 Jersey City, NJ 07303-9998	46,338.0740	5.22%
Pershing LLC P.O. Box 2052 Jersey City, NJ 07303-9998	86,875.7780	9.78%
Pershing LLC P.O. Box 2052 Jersey City, NJ 07303-9998	54,842.7630	6.17%

As of January 2, 2025, securities of the Fund’s Class I shares owned by all officers and trustees, including beneficial ownership, as a group represented less than 1% of the outstanding Class I shares of the Fund.

The shareholders listed above own shares for investment purposes and have no known intention of exercising any control of the Fund.

Class R shares

Shareholders known by the Trust to own of record more than 5% of the outstanding shares of the Fund’s Class R shares on January 2, 2025 and the percentage of the outstanding shares owned on that date are listed below.

Name and Address of Beneficial or Record Owner	Number of Record and Beneficial (Shares)	Percent (%) of Class
NFS LLC 499 Washington Blvd. Jersey City, NJ 07310	80,276.0840	50.44%*

J A Glynn & CO, INC. 401(K) PSP/Norman B. Conley & James G Sindelar TTEES 1610 Des Peres Rd. Suite 120 Saint Louis, MO 63131	443,714.7620	30.07%*

*	May be deemed to control Class R shares of the Fund because holdings exceed 25% of the outstanding Class R shares.

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As of January 2, 2025, securities of the Fund’s Class R shares owned by all officers and trustees, including beneficial ownership, as a group represented less than 1% of the outstanding Class R shares of the Fund.

The shareholders listed above own shares for investment purposes and have no known intention of exercising any control of the Fund.

ADVISER

JAG Capital Management LLC, a Missouri limited liability company located at 1610 Des Peres Rd., Ste. 120, St. Louis, MO 63131, serves as Adviser to the Fund. The Adviser was formed in 2011. Under the terms of the Advisory Agreement, the Adviser is responsible for formulating the Fund’s investment policies, making ongoing investment decisions and directing portfolio transactions. The Adviser is owned by J.A. Glynn & Co., which is controlled by Norman B. Conley III.

The Advisory Agreement provides that the Adviser will provide the Fund with investment advice and supervision and will continuously furnish an investment program for the Fund consistent with the investment objectives and policies of the Fund. The Adviser is responsible for the payment of the salaries and expenses of all of its personnel, office rent and the expenses of providing investment advisory and related clerical expenses.

Under the terms of the Advisory Agreement, the Adviser directs the investment of the assets of the Fund in conformity with the investment objectives and policies of the Fund. It is the responsibility of the Adviser to make investment decisions for the Fund and to provide continuous supervision of the investment portfolios of the Fund.

For its services under the Advisory Agreement, the Adviser is paid a monthly advisory fee at the annual rate of 0.80% of the average daily net assets of the Fund. The Adviser pays expenses incurred by it in connection with acting as Adviser, other than costs (including taxes and brokerage commissions, borrowing costs, costs of investing in underlying funds and extraordinary expenses, if any) of securities purchased for the Fund and other expenses paid by the Fund as detailed in the Advisory Agreement. The Adviser pays for all employees, office space and facilities required by it to provide services under the Advisory Agreement, except for specific items of expense referred to below.

Except for the expenses described above that have been assumed by the Adviser, all expenses incurred in administration of the Fund will be charged to the Fund, including advisory fees; fees and expenses of the Board; interest charges; taxes; brokerage commissions; expenses of valuing assets; expenses of continuing registration and qualification of the Fund and the shares under federal and state law; share issuance expenses; fees and disbursements of independent accountants and legal counsel; fees and expenses of custodians, including sub-custodians and securities depositories, transfer agents and shareholder account servicing organizations; expenses of preparing, printing and mailing prospectuses, reports, proxies, notices and statements sent to shareholders; expenses of shareholder meetings; costs of investing in underlying funds; and insurance premiums. The Fund is also liable for nonrecurring expenses, including litigation to which they may from time to time be a party. Expenses incurred for the operation of the Fund, including the expenses of communications with its shareholders, are paid by the Fund.

The Adviser has contractually agreed to waive fees and/or reimburse expenses of the Fund to the extent necessary to maintain the Fund’s total annual operating expenses (excluding brokerage costs; borrowing and liquidity costs such as interest and dividends on securities sold short; taxes; underlying/acquired fund expenses; and extraordinary expenses) at 1.50%, 1.25% and 0.90% for Class A, Class I and Class R, respectively, through January 31, 2026. Each waiver or reimbursement by the Adviser is subject to repayment by the Fund within the three years after the particular expense is incurred if, after such recoupment is taken into account, the recoupment can be achieved within the foregoing expense limits and any expense limits in place at the time of recoupment, and the repayment is approved by the Board.

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The Advisory Agreement with the Fund continued in effect for an initial two-year term and continues from year to year as long as its continuation is approved at least annually by the Board, including a majority of the Independent Trustees or by the shareholders of the Fund. The Advisory Agreement may be terminated at any time upon 60 days’ written notice by the Fund or by a majority vote of the outstanding shares or 60 days’ written notice by the Adviser and will terminate automatically upon assignment. A discussion of the matters considered by the Board in connection with the renewal of the Advisory Agreement is available in the Fund’s Financial Statements to Shareholders dated March 31, 2024.

The Advisory Agreement provides that the Adviser shall not be liable for any error of judgment or mistake of law or for any loss suffered by the Trust in connection with the performance of its duties, except a loss resulting from a breach of fiduciary duty with respect to the receipt of compensation for services or a loss resulting from willful misfeasance, bad faith, or gross negligence on the part of the Adviser in the performance of its duties, or from reckless disregard of its duties and obligations thereunder.

The table below provides information about the advisory fees paid to the Adviser for each of the fiscal years ended September 30:

	2022	2023	2024
Gross Advisory Fee	$442,425	$336,195	$355,798
Amounts Waived	$104,529	$167,676	$186,983
Net Advisory Fee	$337,896	$168,519	$168,815

Portfolio Manager

Norman B. Conley III is the portfolio manager responsible for the day-to-day management of the Fund. Mr. Conley’s compensation from the Adviser and parent company is based on salary and bonus tied to overall firm profitability and performance. He is also entitled to a portion of the proceeds if the Adviser sells all or a portion of the Adviser’s business.

As of September 30, 2024, Mr. Conley was responsible for managing the following types of accounts (other than the Fund):

Name of Portfolio Manager	Registered Investment Companies		Other Pooled Investment Vehicles Managed		Other Accounts Managed
	Number	Total Assets	Number	Total Assets	Number	Total Assets
Norman B. Conley III	0	$0	0	$0	737	$1,123,636,037

The management fee is not based on the performance of the account for any of the other accounts referred to above.

The following table shows the dollar range of equity securities of the Fund beneficially owned by the portfolio manager as of September 30, 2024.

Name of Portfolio Manager	Dollar Range of Equity Securities in the Fund
Norman B. Conley III	Over $1,000,000

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Potential Conflicts of Interest

Actual or apparent conflicts of interest may arise when a portfolio manager has day-to-day responsibilities with respect to more than one fund or other accounts. More specifically, portfolio managers who manage multiple accounts are presented with the following potential conflicts:

Advising multiple accounts may result in the portfolio manager devoting unequal time and attention to each account. Advising multiple funds and accounts also may give rise to potential conflicts of interest if the Fund and accounts have different objectives, benchmarks, time horizons, and fees as the portfolio manager must allocate his time and investment ideas across multiple funds and accounts.

●	With respect to securities transactions for the Fund, the Adviser determines which broker to use to execute each order, consistent with the duty to seek best execution of the transaction. The portfolio manager may execute transactions for another fund or account that may adversely impact the value of securities held by the Fund. Securities selected for a Fund or accounts other than the Fund may outperform the securities selected for the Fund.

●	The appearance of a conflict of interest may arise where the Adviser has an incentive, such as a performance-based advisory fee. Advising personal accounts may give rise to potential conflicts of interest; there is no assurance that the Fund’s code of ethics will adequately address such conflicts. One of the portfolio manager’s numerous responsibilities is to assist in the sale of Fund shares. Because the portfolio manager’s compensation is indirectly linked to the sale of Fund shares, he may have an incentive to devote time to marketing efforts designed to increase sales of Fund shares.

●	The Fund has adopted a code of ethics that, among other things, permits personal trading by employees under conditions where it has been determined that such trades would not adversely impact client accounts. Nevertheless, the management of personal accounts may give rise to potential conflicts of interest, and there is no assurance that these codes of ethics will adequately address such conflicts.

The Adviser and the Fund have adopted certain compliance procedures which are designed to address these types of conflicts. However, there is no guarantee that such procedures will detect each and every situation in which a conflict arises.

CODE OF ETHICS

The Adviser, Northern Lights Distributors, LLC (the “Distributor”) and the Fund have adopted codes of ethics (each a “Code” and collectively the “Codes”) under Rule 17j-1(c) of the 1940 Act. The purpose of each Code is to avoid potential conflicts of interest and to prevent fraud, deception or misconduct with respect to the Fund. Each Code permits personnel covered by the codes to invest in securities that may be purchased by the Fund, subject to the restrictions of the Code. The Codes are filed as exhibits to the Trust’s registration statement.

TRANSFER AGENT, FUND ACCOUNTING AGENT AND ADMINISTRATOR

Ultimus Fund Solutions, LLC (“Ultimus”), which has its principal office at 225 Pictoria Drive, Suite 450, Cincinnati, OH, 45246, serves as administrator, fund accountant and transfer agent for the Fund pursuant to a Fund Services Agreement (the “Agreement”) with the Fund and subject to the supervision of the Board. Ultimus is primarily in the business of providing administrative, fund accounting and transfer agent services to retail and institutional mutual funds. Ultimus is an affiliate of the Distributor.

Ultimus may also provide persons to serve as officers of the Trust. Such- officers may be directors, officers or employees of Ultimus or its affiliates.

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The Agreement remains in effect for an initial term of three years from the effective date for the Fund, and will continue in effect for successive twelve-month periods provided that such continuance is specifically approved at least annually by a majority of the Board. The Agreement is terminable by the Board or Ultimus on 90 days’ written notice and may be assigned by either party, provided that the Trust may not assign this agreement without the prior written consent of Ultimus. The Agreement provides that Ultimus shall be without liability for any action reasonably taken or omitted pursuant to the Agreement.

Under the Agreement, Ultimus performs administrative services, including: (1) monitoring the performance of administrative and professional services rendered to the Trust by others service providers; (2) monitoring Fund holdings and operations for post-trade compliance with the Fund’s registration statement and applicable laws and rules; (3) preparing and coordinating the printing of semi-annual and annual tailored shareholder reports; (4) preparing selected management reports for performance and compliance analyses; (5) preparing and disseminating materials for and attending and participating in meetings of the Board; (6) determining income and capital gains available for distribution and calculating distributions required to meet regulatory, income, and excise tax requirements; (7) reviewing the Trust’s federal, state, and local tax returns as prepared and signed by the Trust’s independent public accountants; (8) preparing and maintaining the Trust’s operating expense budget to determine proper expense accruals to be charged to the Fund to calculate its daily net asset value; (9) assisting in and monitoring the preparation, filing, printing and where applicable, dissemination of periodic reports to the Board, shareholders and the SEC, notices pursuant to Rule 24f-2, proxy materials and reports to the SEC on Forms N-CEN, N-CSR, N-PORT and N-PX; (10) coordinating the Trust’s audits and examinations by assisting the Fund’s independent public accountant; (11) determining, in consultation with others, the jurisdictions in which shares of the Trust shall be registered or qualified for sale and facilitate such registration or qualification; (12) monitoring sales of shares and ensuring that the shares are properly and duly registered with the SEC; (13) monitoring the calculation of performance data for the Fund; (14) preparing, or causing to be prepared, expense and financial reports; (15) preparing authorization for the payment of Trust expenses and pay, from Trust assets, all bills of the Trust; (16) providing information typically supplied in the investment company industry to companies that tracking or reporting price, performance or other information with respect to investment companies; (17) upon request, assisting the Fund in the evaluation and selection of other service providers, such as independent public accountants, printers, EDGAR providers and proxy solicitors (such parties may be affiliates of Ultimus); and (18) performing other services, recordkeeping and assistance relating to the affairs of the Trust as the Trust may, from time to time, reasonably request.

Ultimus also provides the Fund with accounting services, including: (i) daily computation of net asset value; (ii) maintenance of security ledgers and books and records as required by the 1940 Act; (iii) production of the Fund’s listing of portfolio securities and general ledger reports; (iv) reconciliation of accounting records; (v) calculation of yield and total return for the Fund; (vi) maintenance of certain books and records described in Rule 31a-1 under the 1940 Act, and reconciliation of account information and balances among the Custodian and Adviser; and (vii) monitoring and evaluation of daily income and expense accruals, and sales and redemptions of shares of the Fund.

Ultimus also acts as transfer, dividend disbursing, and shareholder servicing agent for the Fund pursuant to the Agreement. Under the Agreement, Ultimus is responsible for administering and performing transfer agent functions, dividend distribution, shareholder administration, and maintaining necessary records in accordance with applicable rules and regulations.

For the services rendered to the Fund by Ultimus, the Fund pays Ultimus the greater of an annual minimum fee or an asset-based fee, which scales downward based upon net assets for fund administration, fund accounting and transfer agency services. The Fund also pays Ultimus for any out-of-pocket expenses.

For the fiscal years ended September 30, 2022, September 30, 2023, and September 30, 2024, the Fund paid $95,102, $80,202 and $83,298, respectively, for these services.

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MFund Services LLC (“MFund”) provides the Fund with various management and legal administrative services. For these services, the Fund pays MFund an annual asset-based fee in accordance with the schedule set forth below applied at the fund family level (i.e., all the series of the Trust advised by JAG Capital Management):

0.10% of net assets up to $50 million;

0.07% of net assets from $50 million to $100 million;

0.05% of net assets from $100 million to $250 million;

0.04% of net assets from $250 million to $500 million;

0.03% of net assets from $500 million to $1 billion;

0.02% of net assets from $1 billion to $5 billion;

0.01% of assets from $5 billion and above

In addition, the Fund reimburses MFund for any reasonable out-of-pocket expenses incurred in the performance of its duties under the Management Services Agreement. Jerry Szilagyi is the controlling member of MFund Services, the controlling member of Catalyst Capital Advisors LLC and AlphaCentric Advisors LLC (each an investment adviser to certain series of the Trust), and a Trustee of the Trust.

For the fiscal years ended September 30, 2022, September 30, 2023, and September 30, 2024, the Fund paid MFund Services $55,035, $42,843and $44,466, respectively, for management and legal administration services.

COMPLIANCE SERVICES

MFund provides the Chief Compliance Officer and certain compliance related services to the Trust pursuant to a Compliance Services Agreement.

For the fiscal years ended September 30, 2022, September 30, 2023, and September 30, 2024, the Fund paid MFund Services $21,009, $21,222 and $22,014 for compliance services.

CUSTODIAN

Pursuant to a Custody Agreement between the Trust and U.S. Bank National Association (the “Custodian”), 1555 N. Rivercenter Drive, Suite 302, Milwaukee, WI 53212, the Custodian serves as the custodian of the Fund. The Custodian has custody of all securities and cash of the Fund. The Custodian, among other things, attends to the collection of principal and income and payment for and collection of proceeds of securities bought and sold by the Fund.

INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

The Fund’s independent registered public accounting firm is Cohen & Company, Ltd., 1835 Market Street, Suite 310, Philadelphia, PA 19103. Shareholders will receive annual financial statements, together with a report of the independent registered public accounting firm, and semiannual unaudited financial statements of the Fund. Cohen & Company, Ltd. reports on the Fund’s annual financial statements, review certain regulatory reports and the Fund’s income tax returns, and perform other professional accounting, auditing, tax and advisory services when engaged to do so by the Fund.

COUNSEL

Thompson Hine LLP, 41 South High Street, Suite 1700, Columbus, OH 43215, serves as counsel for the Trust.

DISTRIBUTOR

Northern Lights Distributors, LLC, located at 4221 North 203rd Street, Suite 100, Elkhorn, NE 68022, serves as the principal underwriter and national distributor for the shares of the Fund pursuant to an Underwriting Agreement

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with the Trust (the “Underwriting Agreement”). The Distributor is registered as a broker-dealer under the Securities Exchange Act of 1934 and each state’s securities laws and is a member of FINRA. The offering of the Fund’s shares is continuous. The Underwriting Agreement provides that the Distributor, as agent in connection with the distribution of Fund shares, will use reasonable efforts to facilitate the sale of the Fund’s shares.

The Underwriting Agreement provides that, unless sooner terminated, it will continue in effect for two years initially and thereafter shall continue from year to year, subject to annual approval by (a) the Board or a vote of a majority of the outstanding shares, and (b) by a majority of the Trustees who are not interested persons of the Trust or of the Distributor by vote cast in person at a meeting called for the purpose of voting on such approval.

The Underwriting Agreement may be terminated by the Fund at any time, without the payment of any penalty, by vote of a majority of the entire Board or by vote of a majority of the outstanding shares of the Fund on 60 days’ written notice to the Distributor, or by the Distributor at any time, without the payment of any penalty, on 60 days’ written notice to the Fund. The Underwriting Agreement will automatically terminate in the event of its assignment.

12b-1 Plan

The Trust, on behalf of the Fund, has adopted Distribution and Shareholder Servicing Plans pursuant to Rule 12b-1 under the 1940 Act (the “Plans”). Rule 12b-1 provides that any payments made by the Fund in connection with the distribution of its shares may be made only pursuant to a written plan describing all material aspects of the proposed financing of the distribution and also requires that all agreements with any person relating to the implementation of a plan must be in writing. Under the Plan related to the Class A Shares, the Fund may pay an annual fee of up to 0.50% of the average daily net assets of the Fund’s Class A Shares (the “Class A 12b-1 Fee”) and up to 0.50% of the average daily net assets of the Fund’s Class R Shares (the “Class R 12b-1 Fee”). Class A Shares of the Fund are currently incurring an annual fee of up to 0.25% of its average daily net assets and Class R Shares of the Fund are not accruing any annual fee. If authorized by the Board and upon notice to shareholders, the Fund may increase the percentage paid under the Plan up to the Class A 12b-1 Fee or Class R 12b-1 Fee amount. (collectively, the “12b-1 Fees”).

The Class A 12b-1 Fee may be used to pay a fee to broker-dealers on a quarterly basis, including the Distributor and affiliates of the Distributor, the Adviser, banks and savings and loan institutions and their affiliates and associated broker-dealers that have entered into service agreements with the Distributor (“Service Organizations”) of annual amounts of up to 0.25% of the average net asset value of all shares of the Fund owned by shareholders with whom the Service Organization has a servicing relationship. The Class A 12b-1 Fee may also be used to reimburse service providers, including the Adviser, for shareholder services and distribution-related expenses. It is expected that the Plans will aid the Fund in attracting new shareholders and assets that will provide benefits to the Fund including reduced expense ratios due to higher asset levels.

The Plans continue in effect from year to year, provided that each such continuance is approved at least annually by a vote of the Board, including a majority of the trustees who are not “interested persons” of the Trust and have no direct or indirect financial interest in the operation of the Plans or in any agreements entered into in connection with the Plans (the “Qualified Trustees”). The Plans may be terminated at any time, without penalty, by vote of a majority of the Qualified Trustees of the Fund or by vote of a majority of the outstanding shares of the Fund. Any amendment to a Plan to increase materially the amount the Fund is authorized to pay thereunder would require approval by a majority of the outstanding shares of the class of the Fund. Other material amendments to the Plans would be required to be approved by vote of the Board, including a majority of the Qualified Trustees. The Distributor may at its own discretion waive a portion of its fees from time to time, although such waiver is not required.

Dealers who are holders or dealers of record for accounts in the Fund may receive payments from 12b-1 Fees. A dealer’s marketing support services may include business planning assistance, educating dealer personnel about the Fund and shareholder financial planning needs, placement on the dealer’s preferred or recommended fund list, and access to sales meetings, sales representatives and management representatives of the dealer. Dealers are compensated differently depending upon, among other factors, the level and/or type of marketing support provided by the dealer. From time to time, the Adviser, at its expense, may provide additional compensation to dealers that sell or arrange for the sale of shares of the Fund. Such compensation provided by the Adviser may include financial

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assistance to dealers that enable the Adviser to participate in and/or present at conferences or seminars, sales or training programs for invited registered representatives and other employees, client and investor events and other dealer-sponsored events. Other compensation may be offered to the extent not prohibited by state laws or any self-regulatory agency, such as FINRA. The Adviser makes payments for events they deem appropriate, subject to applicable law. These payments may vary depending upon the nature of the event.

For the year ended September 30, 2024, the Fund’s Class A shares paid $408 under the Plan.

The table below states the principal types of activities for which the Fund’s Class A made payments under the Plan for the year ended September 30, 2024.

Class A
Advertising & Sales Literature	$0
Printing & Mailing of Prospectuses	$0
Compensation to Underwriters	$0
Compensation to Broker Dealers	$408
Compensation to Sales Personnel	$0
Interest, Carrying or other Financial Charges	$0
Compensation to the Adviser for Distribution-Related Expenses	$0
Other - Accrued and Unpaid Expenses	$0

The Distributor received the following commissions and other compensation during the fiscal year ended September 30, 2024.

Net Underwriting	Compensation
Discounts and	on Redemptions	Brokerage	Other
Commissions	and Repurchases	Commissions	Compensation
$37	$0	$250	$0

ADDITIONAL COMPENSATION TO FINANCIAL INTERMEDIARIES

The Fund may directly enter into agreements with “financial intermediaries” pursuant to which the Fund will pay the financial intermediary for services such as networking or sub-transfer agency, including the maintenance of “street name” or omnibus accounts and related sub-accounting, record-keeping and administrative services provided to such accounts. Payments made pursuant to such agreements are generally based on either: (1) a percentage of the average daily net assets of clients serviced by such financial intermediary, or (2) the number of accounts serviced by such financial intermediary. Any payments made pursuant to such agreements are in addition to, rather than in lieu of, Rule 12b-1 or shareholder service fees the financial intermediary may also be receiving. From time to time, the Adviser or its affiliates may pay a portion of the fees for networking or sub-transfer agency at its or their own expense and out of its or their legitimate profits. These payments may be material to financial intermediaries relative to other compensation paid by the Fund and/or the Underwriter, the Adviser and their affiliates. The payments described above may differ and may vary from amounts paid to the Fund’s transfer agent or other service providers for providing similar services to other accounts. The financial intermediaries are not audited by the Fund, the Adviser or their service providers to determine whether such intermediaries are providing the services for which they are receiving such payments.

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The Adviser or affiliates of the Adviser may also, at their own expense and out of their own legitimate profits, provide additional cash payments to financial intermediaries who sell shares of the Fund. These additional cash payments are payments over and above sales commissions or reallowances, distribution fees or servicing fees (including networking, administration and sub-transfer agency fees) payable to a financial intermediary which are disclosed elsewhere in the prospectus or this SAI. These additional cash payments are generally made to financial intermediaries that provide sub-accounting, sub-transfer agency, shareholder or administrative services or marketing support. Marketing support may include: (i) access to sales meetings or conferences, sales representatives and financial intermediary management representatives; (ii) inclusion of the Fund on a sales list, including a preferred or select sales list, or other sales programs to which financial intermediaries provide more marketing support than to other sales programs on which the Adviser or its affiliates may not need to make additional cash payments to be included; (iii) promotion of the sale of the Fund’s shares in communications with a financial intermediary’s customers, sales representatives or management representatives; and/or (iv) other specified services intended to assist in the distribution and marketing of the Fund’s shares. These additional cash payments also may be made as an expense reimbursement in cases where the financial intermediary provides shareholder services to Fund shareholders. The Adviser and its affiliates may also pay cash compensation in the form of finders’ fees or referral fees that vary depending on the dollar amount of shares sold.

The amount and value of additional cash payments vary for each financial intermediary. The availability of these additional cash payments, the varying fee structure within a particular additional cash payment arrangement and the basis for and manner in which a financial intermediary compensates its sales representatives may create a financial incentive for a particular financial intermediary and its sales representatives to recommend the Fund’s shares over the shares of other mutual funds based, at least in part, on the level of compensation paid. A financial intermediary and its sales representatives may have similar financial incentives to recommend a particular class of the Fund’s shares over other classes of the Fund’s shares. You should consult with your financial adviser and review carefully any disclosure by the financial firm as to compensation received by your financial adviser.

Although the Fund may use financial firms that sell its shares to effect portfolio transactions for the Fund, the Fund and the Adviser will not consider the sale of Fund shares as a factor when choosing financial firms to effect those transactions.

PROXY VOTING POLICY

The Board has delegated responsibilities for decisions regarding proxy voting for securities held by the Fund to the Adviser. The Adviser may delegate such proxy voting to a third-party proxy voting service provider. The proxy voting delegate will vote such proxies in accordance with its proxy policies and procedures. In some instances, the proxy voting delegate may be asked to cast a proxy vote that presents a conflict between its interests and the interests of the Fund’s shareholders. In such a case, the Trust’s policy requires that the proxy voting delegate abstain from making a voting decision and to forward all necessary proxy voting materials to the Trust to enable the Board to make a voting decision. When the Board is required to make a proxy voting decision, only the Trustees without a conflict of interest with regard to the security in question or the matter to be voted upon shall be permitted to participate in the decision of how the Fund’s vote will be cast. Each proxy voting delegate has developed a detailed proxy voting policy that has been approved by the Board. The Adviser’s Proxy Voting Policies are attached hereto as Appendix B.

Information on how the Fund voted proxies relating to portfolio securities is available without charge, upon request, by calling 855-552-4596 or on the SEC’s Internet site at www.sec.gov. In addition, a copy of the Fund’s proxy voting policies and procedures is also available by calling 855-552-4596 and will be sent within three business days of receipt of a request.

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PORTFOLIO TURNOVER

Turnover rates are primarily a function of the Fund’s response to market conditions. The portfolio turnover rates of the Fund for each of the fiscal years ended September 30, 2023 and September 30, 2024 was 73% and 74%, respectively.

PORTFOLIO TRANSACTIONS

Purchases and sales of securities on a securities exchange are effected by brokers, and the Fund pays a brokerage commission for this service. In transactions on stock exchanges, these commissions are negotiated. In the over-the-counter market, securities (e.g., debt securities) are normally traded on a “net” basis with dealers acting as principal for their own accounts without a stated commission, although the price of the securities usually includes a profit to the dealer. In underwritten offerings, securities are purchased at a fixed price, which includes an amount of compensation to the underwriter, generally referred to as the underwriter’s concession or discount.

The primary consideration in placing portfolio security transactions with broker-dealers for execution is to obtain and maintain the availability of execution at the most favorable prices and in the most effective manner possible. The Adviser attempts to achieve this result by selecting broker-dealers to execute portfolio transactions on behalf of the Fund on the basis of the broker-dealers’ professional capability, the value and quality of their brokerage services and the level of their brokerage commissions.

Although commissions paid on every transaction will, in the judgment of the Adviser, be reasonable in relation to the value of the brokerage services provided, under the Advisory Agreement and as permitted by Section 28(e) of the Securities Exchange Act of 1934, the Adviser may cause the Fund to pay a commission to broker-dealers who provide brokerage and research services to the Adviser for effecting a securities transaction for the Fund. Such commission may exceed the amount other broker-dealers would have charged for the transaction, if the Adviser determines in good faith that the greater commission is reasonable relative to the value of the brokerage and the research and investment information services provided by the executing broker-dealer viewed in terms of either a particular transaction or the Adviser’s overall responsibilities to the Fund and to its other clients. Such research and investment information services may include advice as to the value of securities, the advisability of investing in, purchasing or selling securities, the availability of securities or of purchasers or sellers of securities, furnishing analyses and reports concerning issuers, industries, securities, economic factors and trends, portfolio strategy and the performance of accounts, and effecting securities transactions and performing functions incidental thereto such as clearance and settlement.

Research provided by brokers is used for the benefit of all of the clients of the Adviser and not solely or necessarily for the benefit of the Fund. The Adviser’s investment management personnel attempt to evaluate the quality of research provided by brokers. Results of this effort are sometimes used by the Adviser as a consideration in the selection of brokers to execute portfolio transactions.

The investment advisory fees that the Fund pays to the Adviser will not be reduced as a consequence of the Adviser’s receipt of brokerage and research services. To the extent the Fund’s portfolio transactions are used to obtain such services, the brokerage commissions paid by the Fund will exceed those that might otherwise be paid, by an amount, which cannot be presently determined. Such services would be useful and of value to the Adviser in serving both the Fund and other clients and, conversely, such services obtained by the placement of brokerage business of other clients would be useful to the Adviser in carrying out its obligations to the Fund.

Certain investments may be appropriate for the Fund and also for other clients advised by the Adviser. Investment decisions for the Fund and other clients are made with a view to achieving their respective investment objectives and after consideration of such factors as their current holdings, availability of cash for investment and the size of their investments generally. Occasionally, a particular security may be bought or sold for one or more clients in different amounts. In such event, and to the extent permitted by applicable law and regulations, such transactions with respect to the Adviser will be allocated among the clients in a manner believed to be equitable to each. Ordinarily, such allocation will be made on the basis of the weighted average price of such transactions effected during a trading day.

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The Fund has no obligation to deal with any broker or dealer in the execution of its transactions. However, the Fund may place substantially all or a significant portion of its transactions, with affiliates of the Adviser or the Distributor. As the level of securities trading increases, the level of commissions paid by the Fund to the affiliates increases. Such transactions will be executed at competitive commission rates through the affiliated broker’s clearing broker. Because the affiliates receive compensation based on the amount of transactions completed, there could be an incentive on the part of the Adviser to effect as many transactions as possible thereby maximizing the commissions and premiums it receives. In connection with the execution of transactions, subject to its policy of best execution, the Fund may pay higher brokerage commissions to the affiliate than it might pay to unaffiliated broker-dealers.

In order for the affiliated broker to effect any portfolio transactions for the Fund on an exchange, the commissions, fees or other remuneration received by the affiliated broker must be reasonable and fair compared to the commissions, fees or other remuneration paid to other brokers in connection with comparable transactions involving similar securities being purchased or sold on an exchange during a comparable period of time. This standard would allow the affiliated broker to receive no more than the remuneration that would be expected to be received by an unaffiliated broker in a commensurate arms-length transaction.

The Fund will not effect any brokerage transactions in its portfolio securities with an affiliate if such transactions would be unfair or unreasonable to Fund shareholders, and the commissions will be paid solely for the execution of trades and not for any other services. The Advisory Agreement provides that affiliates of affiliates of the Adviser may receive brokerage commissions in connection with effecting such transactions for the Fund. In determining the commissions to be paid to an affiliated broker, it is the policy of the Trust that such commissions will, in the judgment of the Board, be (a) at least as favorable to the Fund as those which would be charged by other qualified brokers having comparable execution capability and (b) at least as favorable to the Fund as commissions contemporaneously charged by the affiliated broker on comparable transactions for its most favored unaffiliated customers, except for customers of the affiliated broker considered by a majority of the Trust’s Independent Trustees not to be comparable to the Fund. The Independent Trustees from time-to-time review, among other things, information relating to the commissions charged by an affiliated broker to the Fund and its other customers, and rates and other information concerning the commissions charged by other qualified brokers.

The Agreement does not provide for a reduction of the Distributor’s or Adviser’s fee by the amount of any profits earned by an affiliated broker from brokerage commissions generated from portfolio transactions of the Fund. While other brokerage business may be given from time to time to other firms, the affiliated brokers will not receive reciprocal brokerage business as a result of the brokerage business placed by the Fund with others.

The Fund will not acquire portfolio securities issued by or enter into repurchase agreements or reverse repurchase agreements with, the Adviser, the Distributor or their affiliates.

During the fiscal years ended September 30, 2022, September 30, 2023 and September 30, 2024, the Fund paid $13,020, $0 and $0, respectively, in commissions on the purchase and sale of securities paid by the Fund, none of which were paid to the Distributor.

Purchase and Redemption of Shares

Fund shares may be purchased from investment dealers who have sales agreements with the Fund’s Distributor or from the Distributor directly. As described in the Prospectus, the Fund provides you with alternative ways of purchasing Fund shares based upon your individual investment needs and preferences by offering multiple classes of shares. Additional information about sales charges (loads) for the purchase of Class A shares of the Fund is below.

Class A Shares

You may purchase Class A shares at a public offering price equal to the applicable net asset value per share plus an up-front sales charge imposed at the time of purchase as set forth in the Prospectus.

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Shares may be purchased at the public offering price through any securities dealer having a sales agreement with the Distributor. Shares may also be purchased through banks and certain other financial institutions that have agency agreements with the Distributor. These financial institutions will receive transaction fees that are the same as the commissions to dealers and may charge their customers service fees relating to investments in the Fund. Purchase requests should be addressed to the dealer or agent from which the Prospectus was received which has a sales agreement with the Distributor. Such dealer or agent may place a telephone order with the Distributor for the purchase of Fund shares. It is a dealer’s or broker’s responsibility to promptly forward payment and registration instructions (or completed applications) to the Transfer Agent for shares being purchased in order for investors to receive the next determined net asset value (or public offering price). Reference should be made to the wire order to ensure proper settlement of the trade.

Reference should be made to the wire order to ensure proper settlement of the trade. Payment for redemptions of shares purchased by telephone should be processed within three business days. Payment must be received within seven days of the order or the trade may be canceled, and the dealer or broker placing the trade will be liable for any losses.

18f-1 Election

The Trust has elected to be governed by Rule 18f-1 under the 1940 Act pursuant to which the Trust is obligated during any 90 day period to redeem shares for any one shareholder of record solely in cash up to the lesser of $250,000 or 1% of the NAV of the Fund at the beginning of such period. The Trust has made this election to permit certain funds of the Trust to deliver, in lieu of cash, readily marketable securities from its portfolio should a redemption exceed such limitations. The securities delivered will be selected at the sole discretion of such Fund, will not necessarily be representative of the entire portfolio and may be securities, which the Fund would otherwise sell. The redeeming shareholder will usually incur brokerage costs in converting the securities to cash. The method of valuing securities used to make the redemptions in kind will be the same as the method of valuing portfolio securities and such valuation will be made as of the same time the redemption price is determined. However, the Board has determined that, until otherwise approved by the Board, all redemptions in the Fund be made in cash only. If the Board determines to allow the Funds to redeem in kind in the future, the Fund will provide shareholders with notice of such change to the redemption policy.

Reduction of Up-Front Sales Charge on Class A Shares

Letters of Intent

An investor may qualify for a reduced sales charge on Class A shares immediately by stating his or her intention to invest in Class A shares of the Fund, during a 13-month period, an amount that would qualify for a reduced sales charge shown in the Fund’s Prospectus under “How to Buy Shares — Class A Shares” and by signing a non-binding Letter of Intent, which may be signed at any time within 90 days after the first investment to be included under the Letter of Intent. After signing the Letter of Intent, each investment in Class A shares made by an investor will be entitled to the sales charge applicable to the total investment indicated in the Letter of Intent. If an investor does not complete the purchases under the Letter of Intent within the 13-month period, the sales charge will be adjusted upward, corresponding to the amount actually purchased. When an investor signs a Letter of Intent, Class A shares of the Fund with a value of up to 5% of the amount specified in the Letter of Intent will be restricted. If the total purchases of Class A shares made by an investor under the Letter of Intent, less redemptions, prior to the expiration of the 13-month period equals or exceeds the amount specified in the Letter of Intent, the restriction on the shares will be removed. In addition, if the total purchases of Class A shares exceed the amount specified and qualify for a further quantity discount, the Distributor will make a retroactive price adjustment and will apply the adjustment to purchase additional Class A shares at the then current applicable offering price. If an investor does not complete purchases under a Letter of Intent, the sales charge is adjusted upward, and, if after written notice to the investor, he or she does not pay the increased sales charge, sufficient Class A restricted shares will be redeemed at the current net asset value to pay such charge.

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Rights of Accumulation

A right of accumulation (“ROA”) permits an investor to aggregate shares owned by the investor, his spouse, children and grandchildren under 21 (cumulatively, the “Investor”) in some or all funds in the Trust to reach a breakpoint discount. This includes accounts held with other financial institutions and accounts established for a single trust estate or single fiduciary account, including a qualified retirement plan such as an IRA, 401(k) or 403(b) plan (some restrictions may apply). The value of shares eligible for a cumulative quantity discount equals the cumulative cost of the shares purchased (not including reinvested dividends) or the current account market value; whichever is greater. The current market value of the shares is determined by multiplying the number of shares by the previous day’s net asset value.

(a)	Investor’s current purchase of Class A shares in the Fund; and

(b)	The net asset value (at the close of business on the previous day) of the Class A shares of the Fund held by Investor.

For example, if Investor-owned Class A shares worth $40,000 at the current net asset value and purchased an additional $10,000 of Class A shares, the sales charge for the $10,000 purchase would be at the rate applicable to a single $50,000 purchase.

To qualify for a ROA on a purchase of Class A shares through a broker-dealer, when each purchase is made, the individual investor or the broker-dealer must provide the Fund with sufficient information to verify that the purchase qualifies for the discount.

Investments of $1 Million or More

With respect to Class A shares, if you invest $1 million or more, either as a lump sum or through our rights of accumulation quantity discount or letter of intent programs, you can buy Class A shares without an initial sales charge. However, you may be subject to a 1% contingent deferred sales charge (“CDSC”) on shares redeemed within 18 months of purchase (excluding shares purchased with reinvested dividends and/or distributions).

Waivers of Up-Front Sales Charge on Class A Shares

The Prospectus describes the classes of persons that may purchase shares without an up-front sales charge. The elimination of the up-front sales charge for redemptions by certain classes of persons is provided because of anticipated economies of scale and sales related efforts.

To qualify for a waiver of the up-front sales charge on a purchase of Class A shares through a broker-dealer, when each purchase is made, the individual investor or the broker-dealer must provide the Fund with sufficient information to verify that the purchase qualifies for the discount.

The Fund makes available, free of charge, more information about sales charge reductions and waivers through the prospectus or through your financial advisor.

NET ASSET VALUE

For the Fund, NAV per share is determined by dividing the total value of the Fund’s assets, less any liabilities, by the number of shares of that Fund outstanding.

The net asset value per share of the Fund is determined by the Administrator as of the close of regular trading on the New York Stock Exchange (normally 4:00 p.m., Eastern Time) on each day when the New York Stock Exchange is open for trading. The New York Stock Exchange is closed on the following holidays: New Year’s Day,

40

Martin Luther King, Jr. Day, Presidents’ Day, Good Friday, Memorial Day, Juneteenth, Independence Day, Labor Day, Thanksgiving Day and Christmas Day, as observed.

Assets for which market quotations are available are valued, by independent pricing services, as follows.

●	Exchange-traded domestic equity securities are generally valued at the last sales price on a national securities exchange (except the NASDAQ Stock Market). Domestic equity securities traded on the NASDAQ Stock Market are generally valued at the NASDAQ Official Closing Price (NOCP) on the date of valuation. Domestic equity securities that are not traded on an exchange are generally valued at the last sales price. Exchange-traded foreign equity securities are generally valued, in the appropriate currency, at the last quoted sales price on the relevant exchange. Foreign equity securities that are not exchange-traded are generally valued, in the appropriate currency, at the last sales price. Rights and warrants are valued at the last sales price on a national securities exchange.

●	Debt securities, including foreign debt securities, are valued by an approved independent pricing service. Debt securities with remaining maturities of 60 days or less may be valued at amortized cost unless it is determined that amortized cost does not represent fair value (e.g., securities that are not expected to mature at par). Debt securities with remaining maturities of 60 days or less that are not valued based on amortized cost are valued based on prices provided by approved independent pricing services.

●	Shares of ETFs and closed-end registered investment companies are valued in the same manner as other equity securities. Mutual funds are valued at their net asset values.

●	Foreign currencies are valued at the last quoted foreign exchange London close quotation from an approved independent pricing service. The value of assets and liabilities denominated in currencies other than the U.S. dollar are translated into their U.S. dollar equivalent values at such last foreign exchange quotation.

●	Exchange-listed swaps and total return swaps on exchange-listed securities are generally valued at the last quoted sales price. Other swaps are valued by an approved independent pricing service. If no valuation is available from an approved independent pricing service, then at the price received from the broker-dealer/counterparty that issued the swap.

●	Exchange-traded options are generally valued at the closing price or last sale price on the primary exchange for that option as recorded by an approved independent pricing service. Exchange-traded options that are part of a straddle are valued at the mean price provided by an approved independent pricing service. Over-the-counter index options and other derivative contracts (other than swaps as set forth above) on securities, currencies and other financial instruments are generally valued at mean prices provided by an approved independent pricing service. In the absence of such a value, such derivatives contracts are valued at the marked-to-market price (or the evaluated price if a marked-to-market price is not available) provided by the broker-dealer with which the option was traded (which may also be the counterparty).

●	Futures contracts are valued at their settlement price on the exchange on which they are traded. If settlement price is not available, the contracts are priced at the last trade price prior to the close. If the settlement price or last trade price is not available, then at the mean of the quoted bid and asked prices on such exchange.

●	Foreign currency forward contracts are valued by an approved independent pricing service at the current day’s interpolated foreign exchange rate, as calculated using the current day’s spot rate and the prevailing forward rates, and converted to U.S. dollars at the exchange rate of such currencies against the U.S. dollar, as of the close of regular trading on the London Stock Exchange (usually 11:00 a.m. Eastern Time).

When approved by the Board, certain securities may be valued on the basis of valuations provided by an independent pricing service when such prices the Board believes reflect the fair value of such securities. Securities that are fair valued by the Board’s valuation designee are normally those, which have no available recent market value, have few outstanding shares and therefore infrequent trades, or for which there is a lack of consensus on the value, with quoted prices covering a wide range. The lack of consensus would result from relatively unusual circumstances such as no trading in the security for long periods of time, or a company’s involvement in merger or acquisition activity, with widely varying valuations placed on the company’s assets or stock. Prices provided by an independent pricing

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service may be determined without exclusive reliance on quoted prices and may take into account appropriate factors such as institutional-size trading in similar groups of securities, yield, quality, coupon rate, maturity, type of issue, trading characteristics and other market data.

In the absence of an ascertainable market value, assets are valued at their fair value as determined by the valuation designee using methods and procedures reviewed and approved by the Board.

TAX INFORMATION

The Fund has qualified, and intends to continue to qualify, as a regulated investment company, or “RIC”, under the Internal Revenue Code of 1986, as amended (the “Tax Code”). Qualification generally will relieve the Fund of liability for federal income taxes. If for any taxable year the Fund does not qualify for the special tax treatment afforded regulated investment companies, all of its taxable income will be subject to federal tax at regular corporate rates (without any deduction for distributions to its shareholders). In such event, dividend distributions would be taxable to shareholders to the extent of the Fund’s earnings and profits, and would be eligible for the dividends-received deduction for corporations.

As of September 30, 2024, the components of accumulated earnings/(deficit) on a tax basis were as follows:

Accumulated Earnings/Deficits
Undistributed Ordinary Income	Undistributed Long-Term Capital Gains	Post October Loss and Late Year Loss	Capital Loss Carry Forwards	Other Book/Tax Differences	Unrealized Appreciation/ (Depreciation)	Total Accumulated Earnings/(Losses)
$1,161,870	$4,834,519	$—	$—	$—	$17,530,616	$23,527,005

The Fund’s net realized capital gains from securities transactions will be distributed only after reducing such gains by the amount of any available capital loss carryforwards. Capital losses incurred in a tax year may be carried forward indefinitely and retain the character of the original loss. Capital loss carryforwards are available to offset future realized capital gains. To the extent that these carryforwards are used to offset future capital gains it is probable that the amount offset will not be distributed to shareholders. As of September 30, 2024, the Fund had $0 in short-term capital loss carryforwards for federal income tax purposes available to offset future capital gains.

Certain U.S. shareholders, including individuals and estates and trusts, will be subject to an additional 3.8% Medicare tax on all or a portion of their “net investment income,” which should include dividends from the Fund and net gains from the disposition of shares of the Fund. U.S. shareholders are urged to consult their own tax advisors regarding the implications of the additional Medicare tax resulting from an investment in the Fund.

Payments to a shareholder that is either a foreign financial institution (“FFI”) or a non-financial foreign entity (“NFFE”) within the meaning of the Foreign Account Tax Compliance Act (“FATCA”) may be subject to a generally nonrefundable 30% withholding tax on: (a) income dividends paid by the Fund and (b) certain capital gain distributions and the proceeds arising from the sale of Fund shares paid by the Fund. FATCA withholding tax generally can be avoided: (a) by an FFI, subject to any applicable intergovernmental agreement or other exemption, if it enters into a valid agreement with the IRS to, among other requirements, report required information about certain direct and indirect ownership of foreign financial accounts held by U.S. persons with the FFI and (b) by an NFFE, if it: (i) certifies that it has no substantial U.S. persons as owners or (ii) if it does have such owners, reports information relating to them. The Fund may disclose the information that it receives from its shareholders to the IRS, non-U.S. taxing authorities or other parties as necessary to comply with FATCA. Withholding also may be required if a foreign entity that is a shareholder of the Fund fails to provide the Fund with appropriate certifications or other documentation concerning its status under FATCA.

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INVESTMENTS IN FOREIGN SECURITIES

The Fund may be subject to foreign withholding taxes on income from certain foreign securities. This, in turn, could reduce the Fund’s income dividends paid to you.

Pass-Through of Foreign Tax Credits. The Fund may be subject to certain taxes imposed by the countries in which it invests or operates. If the Fund qualifies as a regulated investment company and if more than 50% of the value of the Fund’s total assets at the close of any taxable year consists of stocks or securities of foreign corporations, the Fund may elect, for U.S. federal income tax purposes, to treat any foreign taxes paid by the Fund that qualify as income or similar taxes under U.S. income tax principles as having been paid by the Fund’s shareholders. It is not likely that the Fund will be able to do so. For any year for which the Fund makes such an election, each shareholder will be required to include in its gross income an amount equal to its allocable share of such taxes paid by the Fund and the shareholders will be entitled, subject to certain limitations, to credit their portions of these amounts against their U.S. federal income tax liability, if any, or to deduct their portions from their U.S. taxable income, if any. No deduction for foreign taxes may be claimed by individuals who do not itemize deductions. In any year in which it elects to “pass through” foreign taxes to shareholders, the Fund will notify shareholders within 60 days after the close of the Fund’s taxable year of the amount of such taxes and the sources of its income. Furthermore, the amount of the foreign tax credit that is available may be limited to the extent that dividends from a foreign corporation qualify for the lower tax rate on “qualified dividend income.”

Effect of Foreign Debt Investments and Hedging on Distributions. Under the Tax Code, gains or losses attributable to fluctuations in exchange rates, which occur between the time the Fund accrues receivables or liabilities denominated in a foreign currency, and the time the Fund actually collects such receivables or pays such liabilities, generally are treated as ordinary income or ordinary loss. Similarly, on disposition of debt securities denominated in a foreign currency and on disposition of certain options and futures contracts, gains or losses attributable to fluctuations in the value of foreign currency between the date of acquisition of the security or contract and the date of disposition also are treated as ordinary gain or loss. These gains when distributed are taxable to you as ordinary income, and any losses reduce the Fund’s ordinary income otherwise available for distribution to you. This treatment could increase or decrease the Fund’s ordinary income distributions to you, and may cause some or all of the Fund’s previously distributed income to be classified as a return of capital. A return of capital generally is not taxable to you, but reduces the tax basis of your shares in the Fund. Any return of capital in excess of your basis, however, is taxable as a capital gain.

PFIC securities. The Fund may invest in securities of foreign entities that could be deemed for tax purposes to be passive foreign investment companies (“PFICs”). In general, a foreign corporation is classified as a PFIC if at least one-half of its assets constitute investment-type assets, or 75% or more of its gross income is investment-type income. When investing in PFIC securities, the Fund may elect to mark-to-market a PFIC and recognize any gains at the end of its fiscal and excise (described above) tax years. Deductions for losses are allowable only to the extent of any current or previously recognized gains. These gains (reduced by allowable losses) are treated as ordinary income that the Fund is required to distribute, even though it has not sold the securities. You should also be aware that distributions from a PFIC are generally not eligible for the reduced rate of tax on “qualified dividend income.” In the alternative, the Fund may elect to treat the PFIC as a “qualified electing fund” (a “QEF”), in which case the Fund would be required to include its share of the company’s income and net capital gains annually, regardless of whether it receives distributions from the company. The QEF and mark-to-market elections may require the Fund to sell securities it would have otherwise continued to hold in order to make distributions to shareholders to avoid any Fund-level tax. Income from investments in PFICs generally will not qualify for treatment as qualified dividend income.

BACKUP WITHHOLDING

The Fund may be required to withhold U.S. federal income tax at the fourth lowest tax rate applicable to unmarried individuals of all reportable payments, including dividends, capital gain distributions and redemptions payable to shareholders who fail to provide the Fund with their correct taxpayer identification number or to make required certifications, or who have been notified by the IRS that they are subject to backup withholding. Corporate shareholders and certain other shareholders specified in the Tax Code generally are exempt from such backup withholding. Backup withholding is not an additional tax. Any amounts withheld may be credited against the shareholder’s U.S. federal income tax liability.

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FOREIGN SHAREHOLDERS

U.S. withholding and estate taxes may apply to any investments made by non-U.S. investors in the Fund. Please consult your tax advisor.

Please be aware that the U.S. tax information contained in this Statement of Additional Information is not intended or written to be used, and cannot be used, for the purpose of avoiding U.S. tax penalties.

FINANCIAL STATEMENTS

The financial statements of the Fund and the independent registered public accounting firm’s for the fiscal year ended September 30, 2024 are hereby incorporated by reference. You can obtain the Financial Statements without charge by calling 1-855-552-4596.

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Appendix A—Description of Commercial Paper and Bond Ratings

Description of Moody’s Investors Service, Inc. (“Moody’s”), Short-Term Debt Ratings

Prime-1. Issuers (or supporting institutions) rated Prime-1 (“P-1”) have a superior ability for repayment of senior short-term debt obligations. P-1 repayment ability will often be evidenced by many of the following characteristics: leading market positions in well-established industries; high rates of return on funds employed; conservative capitalization structure with moderate reliance on debt and ample asset protection; broad margins in earnings coverage of fixed financial charges and high internal cash generation; well-established access to a range of financial markets and assured sources of alternate liquidity.

Prime-2. Issuers (or supporting institutions) rated Prime-2 (“P-2”) have a strong ability for repayment of senior short-term debt obligations. This will normally be evidenced by many of the characteristics cited above but to a lesser degree. Earnings trends and coverage ratios, while sound, may be more subject to variation. Capitalization characteristics, while still appropriate, may be more affected by external conditions. Ample alternate liquidity is maintained.

Description of Standard & Poor’s Ratings Group (“Standard & Poor’s”), Commercial Paper Ratings

A. Issues assigned this highest rating are regarded as having the greatest capacity for timely payment. Issues in this category are delineated with the numbers 1, 2, and 3 to indicate the relative degree of safety. A-1. This designation indicates that the degree of safety regarding timely payment is strong. Those issues determined to possess extremely strong safety characteristics are denoted with a plus (+) sign designation. A-2. Capacity for timely payment on issues with this designation is satisfactory. However, the relative degree of safety is not as high for issues designated A-1.

Description of Moody’s Long-Term Debt Ratings

Aaa. Bonds that are rated Aaa are judged to be of the best quality. They carry the smallest degree of investment risk and are generally referred to as “gilt edged.” Interest payments are protected by a large or by an exceptionally stable margin, and principal is secure. While the various protective elements are likely to change, such changes as can be visualized are most unlikely to impair the fundamentally strong position of such issues; Aa. Bonds that are rated Aa are judged to be of high quality by all standards. Together with the Aaa group they comprise what are generally known as high-grade bonds. They are rated lower than the best bonds, because margins of protection may not be as large as in Aaa securities or fluctuation of protective elements may be of greater amplitude or there may be other elements present which make the long-term risk appear somewhat larger than the Aaa securities; A. Bonds which are rated A possess many favorable investment attributes and are considered as upper-medium-grade obligations. Factors giving security to principal and interest are considered adequate, but elements may be present which suggest a susceptibility to impairment some time in the future; Baa. Bonds which are rated Baa are considered as medium-grade obligations (i.e., they are neither highly protected nor poorly secured). Interest payments and principal security appear adequate for the present, but certain protective elements may be lacking or may be characteristically unreliable over any great length of time. Such bonds lack outstanding investment characteristics and in fact have speculative characteristics as well; Ba. Bonds which are rated Ba are judged to have speculative elements; their future cannot be considered as well-assured. Often the protection of interest and principal payments may be very moderate and thereby not well safeguarded during both good and bad times over the future. Uncertainty of position characterizes bonds in this class; B. Bonds which are rated B generally lack characteristics of the desirable investment. Assurance of interest and principal payments or of maintenance of other terms of the contract over any long period of time may be small; Caa. Bonds that are rated Caa are of poor standing. Such issues may be in default or there may be present elements of danger with respect to principal or interest; Ca. Bonds which are rated Ca represent obligations which are speculative in a high degree. Such issues are often in default or have other marked shortcomings; C. Bonds which are rated C are the lowest rated class of bonds, and issues so rated can be regarded as having extremely poor prospects of ever attaining any real investment standing.

Note: Moody’s applies numerical modifiers 1, 2, and 3 in each generic rating classification from Aa to B. The modifier 1 indicates that the company ranks in the higher end of its generic rating category; the modifier 2 indicates a mid-range ranking; and the modifier 3 indicates that the company ranks in the lower end of its generic rating category.

A-1

Description of Standard & Poor’s Corporate Debt Ratings

AAA. Debt rated AAA has the highest rating assigned by Standard & Poor’s. Capacity to pay interest and repay principal is extremely strong; AA. Debt Rated AA has a very strong capacity to pay interest and repay principal and differs from the higher rated issues only in small degree; A. Debt rated A has a strong capacity to pay interest and repay principal although it is somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than debt in higher rated categories; BBB. Debt rated BBB is regarded as having an adequate capacity to pay interest and repay principal. Whereas it normally exhibits adequate protection parameters, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity to pay interest and repay principal for debt in this category than in higher rated categories; BB, B, CCC, CC, C. Debt Rated BB, B, CCC, CC, and C is regarded, on balance, as predominantly speculative with respect to capacity to pay interest and repay principal in accordance with the terms of the obligation. BB indicates the lowest degree of speculation and C the highest degree of speculation. While such debt will likely have some quality and protective characteristics, these are out-weighed by large uncertainties or major risk exposures to adverse conditions; BB. Debt rated BB has less near-term vulnerability to default than other speculative issues. However, it faces major ongoing uncertainties or exposure of adverse business, financial, or economic conditions which could lead to inadequate capacity to meet timely interest and principal payments. The BB rating category is also used for debt subordinated to senior debt that is assigned an actual or implied BBB- rating; B. Debt rated B has a greater vulnerability to default but currently has the capacity to meet interest payments and principal repayments. Adverse business, financial, or economic conditions will likely impair capacity or willingness to pay interest and repay principal. The B rating category is also used for debt subordinated to senior debt that is assigned an actual or implied BB or BB- rating; CCC. Debt rated CCC has a currently identifiable vulnerability to default and is dependent upon favorable business, financial, and economic conditions to meet timely payment of interest and repayment of principal. In the event of adverse business, financial, or economic conditions, it is not likely to have the capacity to pay interest and repay principal. The CCC rating category is also used for debt subordinated to senior debt that is assigned an actual or implied B or B- rating; CC. The rating CC is typically applied to debt subordinated to senior debt that is assigned an actual or implied CCC rating; C. The rating C is typically applied to debt subordinated to senior debt which is assigned an actual or implied CCC- debt rating. The C rating may be used to cover a situation where a bankruptcy petition has been filed, but debt service payments are continued; CI. The rating CI is reserved for income bonds on which no interest is being paid; D. Debt rated D is in payment default. The D rating category is used when interest payments or principal payments are not made on the date due even if the applicable grace period has not expired, unless Standard & Poor’s believes that such payments will be made during such grace period. The D rating also will be used upon the filing of a bankruptcy petition if debt service payments are jeopardized.

A-2

Appendix B

JAG Capital Management Proxy Voting Policy

Discretionary advisory clients of JAG Capital Management. (the Firm) may designate proxy-voting authority to the Firm or choose to vote proxies themselves. Proxy voting is an important fiduciary responsibility that the Firm does not take lightly. It is the position of the Firm that client proxies are to be voted in such a way as to maximize the value of the client’s investment. It is the policy of the Firm to vote proxies in the best interest of the client and in a manner that compliments investment policies and procedures. In the unlikely event that a conflict arises outside of this document, we would notify the client of the conflict and work to resolve it in the best interest of our client. After notification, the Firm and client would jointly decide how to proceed. Some options might be to explain the facts in how the Firm’s vote recommendation was made or to request the client vote the proxy directly.

In the event an underlying investment advisory contract is silent on the issue of proxy voting or the client or plan trustee or other fiduciary has not reserved the power to vote proxies, these policies and procedures apply.

Proxies are generally voted according to the guidelines set forth in this document. As such, it is intended to be a statement of guidelines only and is not intended to cover every possible resolution we may be asked to vote. This listing does not address all potential voting issues or the intricacies that may surround individual proxy votes. For that reason, there may be instances in which votes may vary from the guidelines presented here. The Firm always endeavors to vote proxy ballots in accordance with clients’ investment objectives and social goals.

In looking at issues not covered in the guidelines, the Firm looks to the principles underlying the guidelines, and to the values and priorities of our clients, as they are understood. It is the position of the Firm that we will evaluate the period over which the client is expected to hold the shares, the size of the client’s position in the stock, and the costs involved in voting any proposal.

Proxy-voting information is available by calling the Firm at 314-997-1277 or writing to JAG Capital Management at 1610 Des Peres Road, Suite 120 St. Louis, MO 63131 or emailing adobin@jagcapm.com. Client voting reports (for proxies voted since July 1, 2003) and/or Proxy Voting Policy, Guideline and Procedure statements will be forwarded to the client at his/her request.

JAG Capital Management Proxy Voting Guidelines

The adviser retains Glass Lewis as an expert within the proxy voting arena, and votes proxies based on the Glass Lewis Standard Proxy Policy.

The focus of Glass Lewis’ standard proxy voting guidelines is to facilitate shareholder voting in favor of governance structures that will drive performance and create shareholder value. Glass Lewis’ guidelines are tailored to each country’s relevant regulations and practices. Glass Lewis evaluates each company on a case-by-case basis.

Governance: Glass Lewis makes voting recommendations according to our belief that boards working to protect and enhance the best interests of shareholders are independent, have directors with diverse backgrounds, have a record of positive performance, and have members with a breadth and depth of relevant experience.

Compensation: Given the complexity of most companies’ compensation programs, Glass Lewis applies a highly nuanced approach when analyzing advisory votes on executive compensation. We review each company’s compensation on a case-by-case basis, recognizing that each company must be examined in the context of industry, size, maturity, performance, financial condition, its historic pay for performance practices, and any other relevant internal or external factors.

Shareholder Proposals: Glass Lewis will support shareholder proposals that serve to enhance and protect shareholder rights and that seek to facilitate the link between executive compensation and company performance. All environmental and social issues are reviewed on a case-by-case basis. Glass Lewis’ standard policy is to leave decisions regarding day-to-day management and policy decisions, including those related to social, environmental and political issues, to management and the board, except when there is a clear link between the proposal and value enhancement or risk mitigation.

B-1

PART C: OTHER INFORMATION

Item 28. Exhibits

(a) Declaration of Trust.

(i)	Registrant’s Agreement and Declaration of Trust, which was filed as an exhibit to the Registrant’s Registration Statement on March 17, 2006, is hereby incorporated by reference.

(ii)	Amendment No. 51 to the Agreement and Declaration of Trust which was filed as an exhibit to the Registrant’s Registration Statement on June 26, 2024, is hereby incorporated by reference.

(b) By-laws. Registrant’s By-laws, which were filed as an exhibit to the Registrant’s Registration Statement on March 17, 2006, are hereby incorporated by reference.

(c) Instruments Defining Rights of Security Holders. None (other than in the Declaration of Trust and By-laws of the Registrant).

(d) Investment Advisory Contracts.

Catalyst Capital Advisors LLC (as adviser)

(i)	Management Agreement with Catalyst Capital Advisors LLC, which was filed as an exhibit to the Registrant’s Registration Statement on February 29, 2008, is hereby incorporated by reference.

(ii)	Amended Exhibit to Management Agreement with Catalyst Capital Advisors LLC, which was filed as an exhibit to the Registrant’s Registration Statement on October 25, 2023, is hereby incorporated by reference.

(iii)	Investment Advisory Agreement with Catalyst Capital Advisors LLC, with respect to the Catalyst/Aspect Enhanced Multi-Asset Fund, which was filed as an exhibit to the Registrant’s Registration Statement on January 24, 2024, is hereby incorporated by reference.

(iv)	Investment Advisory Agreement with Catalyst Capital Advisors LLC, with respect to the Catalyst/Welton Advantage Multi-Strategy Fund which was filed as an exhibit to the Registrant’s Registration Statement on June 26, 2024, is hereby incorporated by reference.

(v)	Expense Limitation Agreement between the Trust and Catalyst Capital Advisors LLC which was filed as an exhibit to the Registrant’s Registration Statement on November 30, 2018, is hereby incorporated by reference.

(vi)	Amended Exhibit A to the Expense Limitation Agreement with Catalyst Capital Advisors LLC which was filed as an exhibit to the Registrant’s Registration Statement on June 26, 2024, is hereby incorporated by reference.

SMH Capital Advisors, Inc.

(vii)	Sub-Advisory Agreement between Catalyst and SMH Capital Advisors, Inc. for the Catalyst/SMH High Income Fund and the Catalyst/SMH Total Return Income Fund, which was filed as an exhibit to the Registrant’s Registration Statement on October 26, 2017, is hereby incorporated by reference.

Managed Asset Portfolios, LLC

(viii)	Sub-Advisory Agreement between Catalyst and Managed Asset Portfolios, LLC for the Catalyst/MAP Global Balanced Fund and Catalyst/MAP Global Equity Fund, which was filed as an exhibit to the Registrant’s Registration Statement on July 29, 2011, is hereby incorporated by reference.

Cookson, Peirce & Co., Inc.

(ix)	Sub-Advisory Agreement between Catalyst and Cookson, Peirce & Co., Inc. for the Catalyst Dynamic Alpha Fund, Catalyst/CP World Equity Fund, Catalyst/CP Focus Large Cap Fund, and Catalyst/CP Focus Mid Cap Fund, which was filed as an exhibit to the Registrant’s Registration Statement on December 21, 2011, is hereby incorporated by reference.

Lyons Wealth Management, LLC

(x)	Sub-Advisory Agreement between Catalyst and Lyons Wealth Management LLC for the Catalyst/Lyons Tactical Allocation Fund, which was filed with the Registration’s Registration Statement on October 29, 2014, is hereby incorporated by reference.

Princeton Advisory Group, Inc.

(xi)	Sub-Advisory Agreement between Catalyst and Princeton Advisory Group, Inc. for the Catalyst/Princeton Floating Rate Income Fund, which was filed as an exhibit to the Registrant’s Registration Statement on December 26, 2012, is hereby incorporated by reference.

(xii)	Amended Exhibit A to the Sub-Advisory Agreement between Catalyst and Princeton Advisory Group, Inc. which was filed as an exhibit to the Registrant’s Registration Statement on December 19, 2014, is hereby incorporated by reference.

Millburn Ridgefield Corporation

(xiii)	Sub-Advisory Agreement among Catalyst, Mutual Fund Series Trust and Millburn Ridgefield Corporation for the Catalyst/Millburn Hedge Strategy Fund which was filed as an exhibit to the Registrant’s Registration Statement on January 28, 2021, is hereby incorporated by reference.

(xiv)	Sub-Advisory Agreement among Catalyst, Mutual Fund Series Trust and Millburn Ridgefield Corporation for the Catalyst/Millburn Dynamic Commodity Strategy Fund which was filed as an exhibit to the Registrant’s Registration Statement on June 1, 2021, is hereby incorporated by reference.

Eventide Asset Management, LLC

(xv)	Management Agreement with Eventide Asset Management, LLC, which was filed as an exhibit to the Registrant’s Registration Statement on June 30, 2008, is hereby incorporated by reference.

(xvi)	Amended Exhibit 1 to Management Agreement with Eventide Asset Management, LLC with respect to Eventide Exponential Technologies Fund and Eventide Core Bond Fund which was filed as an exhibit to the Registrant’s Registration Statement on June 17, 2020, and is hereby incorporated by reference.

(xviix)

Amended Exhibit 1 to Management Agreement with Eventide Asset Management, LLC with respect to Eventide Large Cap Focus Fund, which was filed as an exhibit to the Registrant’s Registration Statement on June 8, 2022, is hereby incorporated by reference.

(xviii)	Expense Limitation Agreement with Eventide Asset Management, LLC which was filed as an exhibit to the Registrant’s Registration Statement on October 25, 2018, is hereby incorporated by reference.

(xix)	Amended Exhibit to the Expense Limitation Agreement with Eventide Asset Management LLC with respect to the Eventide Large Cap Focus Fund, which was filed as an exhibit to the Registrant’s Registration Statement on June 8, 2022, is hereby incorporated by reference.

Goshen Rock Capital, LLC

(xx)	Sub-Advisory Agreement between AlphaCentric and Goshen Rock Capital, LLC with respect to the AlphaCentric Strategic Income Fund which was filed as an exhibit to the Registrant’s Registration Statement on July 28, 2021, is hereby incorporated by reference.
(xxii)	Amendment to the Sub-Advisory Agreement between AlphaCentric and Goshen Rock Capital, LLC with respect to the AlphaCentric Strategic Income Fund which was filed as an exhibit to the Registrant’s Registration Statement on July 28, 2021, is hereby incorporated by reference.

Aspect Capital Inc.

(xxiii)	Sub-Advisory Agreement between Catalyst and Aspect Capital Limited with respect to the Catalyst/Aspect Enhanced Multi-Asset Fund, which was filed as an exhibit to the Registrant’s Registration Statement on January 24, 2024, is hereby incorporated by reference.

Welton Investment Partners LLC.

(xxiv)	Sub-Advisory Agreement between Catalyst and Welton Investment Partners LLC with respect to the Catalyst/Welton Advantage Multi-Strategy Fund which was filed as an exhibit to the Registrant’s Registration Statement on June 26, 2024, is hereby incorporated by reference.

Empiric Advisors, Inc,

(xxv)	Management Agreement with Empiric Advisors, Inc., which was filed as an exhibit to the Registrant’s Registration Statement on April 5, 2013, is hereby incorporated by reference.

(xxvi)	Expense Limitation Agreement with Empiric Advisors, Inc., which was filed as an exhibit to the Registrant’s Registration Statement on January 25, 2018, is hereby incorporated by reference.

JAG Capital Management LLC

(xxvii)	Management Agreement with JAG Capital Management LLC, which was filed as an exhibit to the Registrant’s Registration Statement on December 21, 2011, is hereby incorporated by reference.

(xxviii)	Amended Exhibit 1 to the Management Agreement with JAG Capital Management LLC, which was filed as an exhibit to the Registrant’s Registration Statement on January 28, 2020, is hereby incorporated by reference.

(xxix)	Expense Limitation Agreement with JAG Capital Management LLC, which was filed as an exhibit to the Registrant’s Registration Statement on January 24, 2018, is hereby incorporated by reference.

(xxx)	Amended Exhibit A to the Expense Limitation Agreement with JAG Capital Management LLC which was filed as an exhibit to the Registrant’s Registration Statement on January 28, 2020, is hereby incorporated by reference.

AlphaCentric Advisors LLC

(xxxi)	Management Agreement with AlphaCentric Advisors LLC, which was filed as an exhibit to the Registrant’s Registration Statement on June 23, 2014, is hereby incorporated by reference.

(xxxii)

Amended Exhibit A to the Management Agreement with AlphaCentric Advisors LLC, which was filed as an exhibit to the Registrant’s Registration Statement on July 28, 2023, is hereby incorporated by reference.

(xxxiii)	Management Agreement with AlphaCentric Advisors LLC with respect to the AlphaCentric Life Sciences and Healthcare Fund which was filed as an exhibit to the Registrant’s Registration Statement on November 19, 2019, is hereby incorporated by reference.

SL Advisors, LLC

(xxxiv)	Sub-Advisory Agreement between Catalyst and SL Advisors, LLC with respect to the Catalyst Energy Infrastructure Fund, which was filed as an exhibit to the Registrant’s Registration Statement on December 19, 2014, is hereby incorporated by reference.

Garrison Point Capital, LLC

(xxxvii)	Sub-Advisory Agreement between AlphaCentric Advisors LLC and Garrison Point Capital, LLC with respect to the AlphaCentric Income Opportunities Fund, which was filed as an exhibit to the Registrant’s Registration Statement on July 28, 2023, is hereby incorporated by reference.

Boyd Watterson Asset Management, LLC

(xxxvi)	Sub-Advisory Agreement between Eventide Asset Management, LLC and Boyd Watterson Asset Management, LLC with respect to the Eventide Multi-Asset Income Fund, Eventide Limited-Term Bond Fund and Eventide Core Bond Fund, which was filed as an exhibit to the Registrant’s Registration Statement on May 13, 2020, is hereby incorporated by reference.

(xxxvii)	Sub-Advisory Agreement between Eventide Asset Management, LLC and Boyd Watterson Asset Management, LLC with respect to the Eventide Core Bond Fund, which was filed as an exhibit to the Registrant’s Registration Statement on July 28, 2020, is hereby incorporated by reference.

(xxxviii)	Sub-Advisory Agreement between Eventide Asset Management, LLC and Boyd Watterson Asset Management, LLC with respect to the Eventide Balanced Fund, Eventide Limited-Term Bond Fund and Eventide Core Bond Fund, which was filed as an exhibit to the Registrant’s Registration Statement on October 25, 2024, is hereby incorporated by reference.

Exceed Advisory LLC

(xxxix)	Sub-Advisory Agreement between Catalyst and Exceed Advisory LLC, with respect to the Catalyst Buffered Shield Fund, which was filed as an exhibit to the Registrant’s Registration Statement on August 25, 2017, is hereby incorporated by reference.

Wynkoop, LLC

(xl)	Sub-Advisory Agreement between Catalyst and Wynkoop, LLC with respect to Catalyst Enhanced Income Fund which was filed as an exhibit to the Registrant’s Registration Statement on July 29, 2022, is hereby incorporated by reference

CIFC Investment Management, LLC

(xli)	Sub-Advisory Agreement between Catalyst and CIFC Capital Management, LLC with respect to the Catalyst/CIFC Senior Secured Income Fund which was filed as an exhibit to the Registrant’s Registration Statement on August 31, 2018, is hereby incorporated by reference.

Mount Lucas Management LP

(xlii)	Reserved.

(xliii)	Sub-Advisory Agreement between AlphaCentric and Mount Lucas Management, LP with respect to the AlphaCentric Symmetry Strategy Fund which was filed as an exhibit to the Registrant’s Registration Statement on July 31, 2019, is hereby incorporated by reference.

 Contego Capital Group, Inc.

(xliv)	Sub-Advisory Agreement between AlphaCentric and Contego Capital Group, Inc. with respect to the AlphaCentric Robotics and Automation Fund which was filed as an exhibit to the Registrant’s Registration Statement on May 31,2019, is hereby incorporated by reference.

LifeSci Fund Management LLC

(xlv)	Sub-Advisory Agreement between AlphaCentric and LifeSci Fund Management with respect to the AlphaCentric LifeSci Healthcare Fund which was filed as an exhibit to the Registrant’s Registration Statement on November 19, 2019, is hereby incorporated by reference.

CrossingBridge Advisors, LLC

(xlvi)	Sub-Advisory Agreement between AlphaCentric and CrossingBridge Advisors, LLC with respect to the AlphaCentric Real Income Fund is filed heresith.

Kennedy Capital Management LLC

(xlvii)	Sub-Advisory Agreement between AlphaCentric and Kennedy Capital Management LLC with respect to the AlphaCentric Life Sciences and Healthcare Fund is filed herewith.

Warrington Asset Management, LLC

(xlviii)	Sub-Advisory Agreement between Catalyst and Warrington Asset Management, LLC with respect to the Catalyst/Warrington Strategic Program Fund which was filed as an exhibit to the Registrant’s Registration Statement on February 5, 2020, is hereby incorporated by reference.

Equity Armor Investments, LLC

(xlix)	Sub-Advisory Agreement between Catalyst and Equity Armor Investments, LLC with respect to the Catalyst Nasdaq-100 Hedged Equity Fund, which was filed as an exhibit to the Registrant’s Registration Statement on October 1, 2020, is hereby incorporated by reference.

(e) Underwriting Contracts.

(i)	Underwriting Agreement with Northern Lights Distributors, LLC, which was filed as an exhibit to the Registrant’s Registration Statement on June 8, 2022, is hereby incorporated by reference.

(f) Bonus or Profit Sharing Contracts. None.

(g) Custodian Agreements.

(i)	Custody Agreement with U.S. Bank National Association which was filed as an exhibit to the Registrant’s Registration Statement on July 27, 2018 is hereby incorporated by reference.

(ii)	Amended Appendix B to the Custody Agreement with U.S. Bank National Association which was filed as an exhibit to the Registrant’s Registration Statement on July 31, 2019, is hereby incorporated by reference.

(iii)	Amendment to the Custody Agreement with U.S. Bank National Association with respect to the Eventide Large Cap Focus Fund, which was filed as an exhibit to the Registrant’s Registration Statement on June 8, 2022, is hereby incorporated by reference.

(iv)	Amendment to the Custody Agreement with U.S. Bank National Association with respect to the Catalyst/Welton Advantage Multi-Strategy Fund which was filed as an exhibit to the Registrant’s Registration Statement on June 26, 2024, is hereby incorporated by reference.

(h) Other Material Contracts.

(i)	Form of Fund Services Agreement with Gemini Fund Services, LLC which was filed as an exhibit to the Registrant’s Registration Statement on March 28, 2012, is hereby incorporated by reference.

(ii)	Administrative Services Agreement with Gemini Fund Services LLC and ACSSF Fund Limited (a wholly-owned subsidiary of AlphaCentric Symmetry Strategy Fund) which was filed as an exhibit to the Registrant’s Registration Statement on January 24, 2024, is hereby incorporated by reference.

(iii)	Management Services Agreement with MFund Services LLC, with respect to the Catalyst/Welton Advantage Multi-Strategy Fund which was filed as an exhibit to the Registrant’s Registration Statement on June 26, 2024, is hereby incorporated by reference.

(iv)	Securities Lending Agreement with The Huntington National Bank, which was filed as an exhibit to the Registrant’s Registration Statement on May 20, 2011, is hereby incorporated by reference.

(v)	Compliance Services Agreement with MFund Services LLC, which was filed as an exhibit to the Registrant’s Registration Statement on January 27, 2023 is hereby incorporated by reference.

(vi)	Investment Advisory Agreement with Catalyst Capital Advisors LLC relating to the CSACS Fund Limited (a wholly-owned subsidiary of Catalyst Systematic Alpha Fund) which was filed as an exhibit to the Registrant’s Registration Statement on October 27, 2017, is hereby incorporated by reference.

(vii)	Investment Advisory Agreement with AlphaCentric Advisors LLC relating to the ACSSF Fund Limited (a wholly-owned subsidiary of AlphaCentric Symmetry Strategy Fund) which was filed as an exhibit to the Registrant’s Registration Statement on July 31, 2019, is hereby incorporated by reference.

(viii)	Sub-Advisory Agreement between AlphaCentric and Mount Lucas Management, LP relating to the ACSSF Fund Limited (a wholly-owned subsidiary of AlphaCentric Symmetry Strategy Fund) which was filed as an exhibit to the Registrant’s Registration Statement on July 31, 2019, is hereby incorporated by reference.

(ix)	Private Investment Company Custodian Agreement relating to the ACSSF Fund Limited (a wholly-owned subsidiary of AlphaCentric Symmetry Strategy Fund) which was filed as an exhibit to the Registrant’s Registration Statement on July 31, 2019, is hereby incorporated by reference.

(x)	License Agreement between NASDAQ and Equity Armor Investments, LLC, and Sub-License Agreement between Equity Armor Investments, LLC and MFST on behalf of Catalyst Nasdaq-100 Hedged Equity Fund which was filed as an exhibit to the Registrant’s Registration Statement on July 28, 2021, is hereby incorporated by reference.

(xi)	Sub-Advisory Agreement between Catalyst Capital Advisors LLC and Millburn Ridgefield Corporation relating to the CHCSF Fund Limited (a wholly-owned subsidiary of Catalyst/Millburn Dynamic Commodity Strategy Fund) which was filed as an exhibit to the Registrant’s Registration Statement on June 1, 2021, is hereby incorporated by reference.

(xii)	Investment Advisory Agreement with Catalyst Capital Advisors LLC relating to the CAEMAF Fund Limited (a wholly-owned subsidiary of Catalyst/Aspect Enhanced Multi-Asset Fund) which was filed as an exhibit to the Registrant’s Registration Statement on January 24, 2024, is hereby incorporated by reference.

(xiii)	Sub-Advisory Agreement between Capital Advisors LLC and Aspect Capital Limited relating to the CAEMAF Fund Limited (a wholly-owned subsidiary of Catalyst/Aspect Enhanced Multi-Asset Fund) which was filed as an exhibit to the Registrant’s Registration Statement on January 24, 2024, is hereby incorporated by reference.

(xiv)	Private Investment Company Custodian Agreement relating to the CAEMAF Fund Limited (a wholly-owned subsidiary of Catalyst/Aspect Enhanced Multi-Asset Fund) which was filed as an exhibit to the Registrant’s Registration Statement on January 24, 2024, is hereby incorporated by reference.

(xv)

Investment Advisory Agreement with Catalyst Capital Advisors LLC relating to the CWAMSF Fund Limited (a wholly-owned subsidiary of Catalyst/Welton Advantage Multi-Strategy Fund) which was filed as an exhibit to the Registrant’s Registration Statement on June 26, 2024, is hereby incorporated by reference.

(xvi)

Sub-Advisory Agreement between Capital Advisors LLC and Welton Investment Partners LLC relating to the CWAMSF Fund Limited (a wholly-owned subsidiary of Catalyst/Welton Advantage Multi-Strategy Fund) which was filed as an exhibit to the Registrant’s Registration Statement on June 26, 2024, is hereby incorporated by reference.

(xvii)	Private Investment Company Custodian Agreement relating to the CWAMSF Fund Limited (a wholly-owned subsidiary of Catalyst/Welton Advantage Multi-Strategy Fund) which was filed as an exhibit to the Registrant’s Registration Statement on June 26, 2024, is hereby incorporated by reference.

(xviii)	Private Investment Company Custodian Agreement relating to the CIBF Fund Limited (a wholly-owned subsidiary of Catalyst Insider Buying Fund), which was filed as an exhibit to the Registrant’s Registration Statement on October 25, 2024, is hereby incorporated by reference.

(xiv)	Investment Advisory Agreement with Catalyst Capital Advisors LLC relating to the CIBF Fund Limited (a wholly-owned subsidiary of Catalyst Insider Buying Fund), which was filed as an exhibit to the Registrant’s Registration Statement on October 25, 2024, is hereby incorporated by reference

(i) Legal Opinion.

(i)	Legal Opinion of Thompson Hine LLP, which was filed as an exhibit to the Registrant’s Registration Statement on June 26, 2024, is hereby incorporated by reference.
(ii)	Consent of Thompson Hine LLP is filed herewith.

(j) Other Opinions

(i)	Consent of Cohen & Company Ltd. is filed herewith.
(ii)	Consent of Deloitte Ltd. which was filed as an exhibit to the Registrant’s Registration Statement on June 26, 2024, is hereby incorporated by reference.

 (k) Omitted Financial Statements. None.

(l) Initial Capital Agreements. Agreement of initial shareholder, which was filed as an exhibit to the Registrant’s Registration Statement on July 11, 2006, is hereby incorporated by reference.

(m) Rule 12b-1 Plan.

(i)	Revised Class A Master Distribution Plan and Exhibit A, which were filed as exhibits to the Registrant’s Registration Statement on March 28, 2012, are hereby incorporated by reference.

(ii)	Amended Exhibit A to the Revised Class A Master Distribution Plan with respect to the Catalyst/Welton Advantage Multi-Strategy Fund which was filed as an exhibit to the Registrant’s Registration Statement on June 26, 2024, is hereby incorporated by reference.

(iii)	Class A Master Distribution Plan and Exhibit A of Empiric 2500 Fund, which was filed as an exhibit to the Registrant’s Registration Statement on April 5, 2013, is hereby incorporated by reference.

(iv)	Revised Class C Master Distribution Plan and Exhibit A, which were filed as exhibits to the Registrant’s Registration Statement on March 28, 2012, are hereby incorporated by reference.

(v)	Amended Exhibit A to the Revised Class C Master Distribution Plan with respect to the Catalyst/Welton Advantage Multi-Strategy Fund which was filed as an exhibit to the Registrant’s Registration Statement on June 26, 2024, is hereby incorporated by reference.

(vi)	Class I Master Distribution Plan and Exhibit A, which was filed as an exhibit to the Registrant’s Registration Statement on December 16, 2016, is hereby incorporated by reference.

(vii)	Amended Exhibit A to the Class I Master Distribution Plan with respect to the Catalyst/Welton Advantage Multi-Strategy Fund which was filed as an exhibit to the Registrant’s Registration Statement on June 26, 2024, is hereby incorporated by reference.

(viii)	Revised Class N Master Distribution Plan and Exhibit A, which were filed as exhibits to the Registrant’s Registration Statement on March 28, 2012, are hereby incorporated by reference.

(ix)	Amended Exhibit A to the Revised Class N Master Distribution Plan with respect to the Eventide Large Cap Focus Fund, which was filed as an exhibit to the Registrant’s Registration Statement on June 8, 2022, is hereby incorporated by reference.

(x)	Class T Master Distribution Plan which was filed as an exhibit to the Registrant’s Registration Statement on March 31, 2017, is hereby incorporated by reference.

(xi)	Amended Exhibit A to the Revised Class T Master Distribution Plan which was filed as an exhibit to the Registrant’s Registration Statement on July 27, 2018 is hereby incorporated by reference.

(xii)	Class R Master Distribution Plan and Exhibit A with respect to the JAG Large Cap Growth Fund – which was filed as an exhibit to the Registrant’s Registration Statement on January 28, 2020, is hereby incorporated by reference.

(xiii)	Class C-1 Master Distribution Plan and Exhibit A for the Catalyst/Millburn Hedge Strategy Fund and the Catalyst/SMH Total Return Income Fund which was filed as an exhibit to the Registrant’s Registration Statement on July 14, 2020, is hereby incorporated by reference.

(n) Rule 18f-3 Plan.

(i)	Amended Multiple Class Plan and Amended Exhibit A, which was filed as an exhibit to the Registrant’s Registration Statement on June 17, 2020, is hereby incorporated by reference.

(ii)	Amended Exhibit A to the Amended Multiple Class Plan with respect to the Catalyst/Welton Advantage Multi-Strategy Fund which was filed as an exhibit to the Registrant’s Registration Statement on June 26, 2024, is hereby incorporated by reference.

(o) Reserved.

(p) Codes of Ethics.

(i)	Code of Ethics of SMH Capital Advisors, Inc., which was filed as an exhibit to the Registrant’s Registration Statement on March 5, 2014, is hereby incorporated by reference.

(ii)	Amended Code of Ethics of Eventide Asset Management, LLC, which was filed as an exhibit to the Registrant’s Registration Statement on November 19, 2019, is hereby incorporated by reference.

(iii)	Reserved.

(iv)	Code of Ethics of Managed Asset Portfolios, LLC, which was filed as an exhibit to the Registrant’s Registration Statement on July 29, 2011, is hereby incorporated by reference.

(v)	Code of Ethics of JAG Capital Management LLC, which was filed as an exhibit to the Registrant’s Registration Statement on December 21, 2011, is hereby incorporated by reference.

(vi)	Code of Ethics of Cookson, Peirce & Co., Inc., which was filed as an exhibit to the Registrant’s Registration Statement on December 21, 2011, is hereby incorporated by reference.

(vii)	Code of Ethics of Lyons Wealth Management, LLC, which was filed as an exhibit to the Registrant’s Registration Statement on March 28, 2012, is hereby incorporated by reference.

(viii)	Code of Ethics of Northern Lights Distributors, LLC, which was filed as an exhibit to the Registrant’s Registration Statement on March 28, 2012, is hereby incorporated by reference.

(ix)	Amended Code of Ethics of Catalyst Capital Advisors LLC, which was filed as an exhibit to the Registrant’s Registration Statement on September 25, 2012, is hereby incorporated by reference.

(x)	Code of Ethics of Princeton Advisory Group, Inc., which was filed as an exhibit to the Registrant’s Registration Statement on December 26, 2012, is hereby incorporated by reference.

(xi)	Code of Ethics of Empiric Advisors, Inc., which was filed as an exhibit to the Registrant’s Registration Statement on April 5, 2013, is hereby incorporated by reference.

(xiii)	Code of Ethics of AlphaCentric Advisors LLC, which was filed as an exhibit to the Registrant’s Registration Statement on June 23, 2014, is hereby incorporated by reference.

(xiv)	Code of Ethics of SL Advisors, LLC, which was filed as an exhibit to the Registrant’s Registration Statement on December 19, 2014, is hereby incorporated by reference.

(xv)	Code of Ethics of Garrison Point Capital, LLC, which was filed as an exhibit to the Registrant’s Registration Statement on March 31, 2015, is hereby incorporated by reference.

(xvi)	Code of Ethics of Boyd Watterson Asset Management, LLC, which was filed as an exhibit to the Registrant’s Registration Statement on July 7, 2015, is hereby incorporated by reference.

(xvii)	Amended Code of Ethics of Millburn Ridgefield Corporation which was filed as an exhibit to the Registrant’s Registration Statement on November 19, 2019, is hereby incorporated by reference.

(xxviii)	Code of Ethics of Exceed Advisory LLC, which was filed as an exhibit to the Registrant’s Registration Statement on August 25, 2017, is hereby incorporated by reference.

(xix)	Code of Ethics of Wynkoop LLC, which was filed as an exhibit to the Registrant’s Registration Statement on November 30, 2018 is hereby incorporated by reference.

(xx)	Reserved.

(xxi)	Code of Ethics of CIFC Investment Management LLC, which was filed as an exhibit to the Registrant’s Registration Statement on October 25, 2023, is hereby incorporated by reference.

(xxii)	Code of Ethics of Mount Lucas Management LP which was filed as an exhibit to the Registrant’s Registration Statement on December 21, 2018, is hereby incorporated by reference.

(xxiii)	Code of Ethics of Contego Capital Group, Inc. which was filed as an exhibit to the Registrant’s Registration Statement on May 31, 2019, is hereby incorporated by reference.

(xxiv)	Code of Ethics of LifeSci Fund Management LLC which was filed as an exhibit to the Registrant’s Registration Statement on November 19, 2019, is hereby incorporated by reference.

(xxv)	Code of Ethics of Warrington Asset Management, LLC which was filed as an exhibit to the Registrant’s Registration Statement on April 5, 2020, is hereby incorporated by reference.

(xxvi)	Code of Ethics of Equity Armor Investments, LLC, which was filed as an exhibit to the Registrant’s Registration Statement on October 1, 2020, is hereby incorporated by reference.

(xxvii)	Reserved.

(xxviii)	Code of Ethics of Goshen Rock Capital, LLC which was filed as an exhibit to the Registrant’s Registration Statement on May 27, 2021, is hereby incorporated by reference.

(xxix)	Code of Ethics of Aspect Capital Limited which was filed as an exhibit to the Registrant’s Registration Statement on December 8, 2023, is hereby incorporated by reference.

(xxx)	Code of Ethics of Welton Investment Partners LLC which was filed as an exhibit to the Registrant’s Registration Statement on June 26, 2024, is hereby incorporated by reference.

(xxxi)	Code of Ethics of Kennedy Capital Management LLC is filed herewith.

(xxxii)	Code of Ethics of CrossingBridge Advisors, LLC is filed herewith.

(q) Powers of Attorney.

(i)	Power of Attorney of the Trust, and a certificate with respect thereto, which was filed as an exhibit to the Registrant’s Registration Statement on July 26, 2024, is hereby incorporated by reference.

(ii)	Powers of Attorney of Mr. Jerry Szilagyi, Trustee of the Trust; Mr. Tobias Caldwell, Trustee of the Trust; Mr. Stephen Lachenauer, Trustee of the Trust; Mr. Tiberiu Weisz, Trustee of the Trust; and Mr. Erik Naviloff, Chief Financial Officer and Treasurer of the Trust, which was filed as an exhibit to the Registrant’s Registration Statement on June 26, 2024, is hereby incorporated by reference.

(iii)	Powers of Attorney of Michael Schoonover, President/Principal Executive Officer of the Trust which was filed as an exhibit to the Registrant’s Registration Statement on July 26, 2024, is hereby incorporated by reference.

(iv)	Powers of Attorney for each director of CHCSF Fund Limited, which was filed as an exhibit to the Registrant’s Registration Statement on August 14, 2015, are hereby incorporated by reference.

(v)	Powers of Attorney for each director of CMHSF Fund Limited, which was filed as an exhibit to the Registrant’s Registration Statement on December 7, 2015, is hereby incorporated by reference.

(vi)	Powers of Attorney for each director of ACIMFSMFSF Fund Limited, which was filed as an exhibit to the Registrant’s Registration Statement on December 7, 2015, is hereby incorporated by reference.

(vii)	Powers of Attorney for each director of CMSF Fund Limited which was filed as an exhibit to the Registrant’s Registration Statement on November 1, 2017, is hereby incorporated by reference.

(viii)	Powers of Attorney for each director of CSACS Fund Limited which was filed as an exhibit to the Registrant’s Registration Statement on November 1, 2017, is hereby incorporated by reference.

Item 29. Persons Controlled by or Under Common Control with the Fund

None.

Item 30. Indemnification

(a) Article VI of the Registrant’s Declaration of Trust provides for indemnification of officers and Trustees as follows:

 Section 6.6 Indemnification Not Exclusive, etc. The right of indemnification provided by this Article VI shall not be exclusive of or affect any other rights to which any such Covered Person may be entitled. As used in this Article VI, “Covered Person” shall include such person’s heirs, executors and administrators. Nothing contained in this article shall affect any rights to indemnification to which personnel of the Trust, other than Trustees and officers, and other persons may be entitled by contract or otherwise under law, nor the power of the Trust to purchase and maintain liability insurance on behalf of any such person.

The Registrant may not pay for insurance which protects the Trustees and officers against liabilities rising from action involving willful misfeasance, bad faith, gross negligence or reckless disregard of the duties involved in the conduct of their offices.

(b) The Registrant may maintain a standard mutual fund and investment advisory professional and directors and officers liability policy. The policy, if maintained, would provide coverage to the Registrant, its Trustees and officers, and could cover the adviser, among others. Coverage under the policy would include losses by reason of any act, error, omission, misstatement, misleading statement, neglect or breach of duty.

(c) In so far as indemnification for liabilities arising under the Securities Act of 1933 may be permitted to trustees, officers and controlling persons of the Registrant pursuant to the provisions of Ohio law and the Agreement and Declaration of the Registrant or the By-Laws of the Registrant, or otherwise, the Registrant has been advised that in the opinion of the Securities and Exchange Commission such indemnification is against public policy as expressed in the Act and is, therefore, unenforceable. In the event that a claim for indemnification against such liabilities (other than the payment by the Registrant of expenses incurred or paid by a trustee, officer or controlling person of the Trust in the successful defense of any action, suit or proceeding) is asserted by such trustee, officer or controlling person in connection with the securities being registered, the Registrant will, unless in the opinion of its counsel the matter has been settled by controlling precedent, submit to a court of appropriate jurisdiction the question whether such indemnification by it is against public policy as expressed in the Act and will be governed by the final adjudication of such issue.

(d) Paragraph 9 of the Management Agreement between the Trust and AlphaCentric Advisors LLC with respect to AlphaCentric Life Sciences and Healthcare Fund provides for indemnification of the advisor as follows:

The Trust agrees to indemnify, defend and hold you and your Related Persons harmless from and against all losses, claims, damages, liabilities, costs and expenses (collectively, the “Losses”) arising by reason of being or having been the adviser, or in connection with the past or present performance of services to the Trust in accordance with this Agreement, except to the extent that the loss, claim, damage, liability, cost or expense was caused, in whole or in part, by reason of the your negligence, willful misfeasance, bad faith or reckless disregard of your duties in the performance of your duties and obligations under this Agreement. These Losses include, but are not limited to, amounts paid in satisfaction of judgments, in settlement, or as fines or penalties, and reasonable counsel fees and expenses, incurred in connection with the defense or disposition of any action, suit, investigation or other proceeding, whether civil or criminal, before any judicial, arbitral, administrative or legislative body, in which you and your Related Persons may be or may have been involved as a party or otherwise, or with which such indemnitee may be or may have been threatened, while in office or thereafter. The Trust shall not be obligated to indemnify you or any of your Related Persons for any settlement unless the settlement is approved in advance by the Trust, which may not be unreasonably withheld.

The Trust shall not indemnify or hold harmless any persons seeking indemnification in connection with a proceeding (or part thereof) initiated by you or any Related Person except any proceeding initiated by you or any Related Person for Losses incurred in connection with a prior proceeding not initiated by such person. The Trust shall not indemnify you or any of your Related Persons to the extent you or the applicable Related Person, as the case may be, is reimbursed from the proceeds of insurance or any other source, and in the event the Trust makes any indemnification payments to you or any of your Related Persons and you or the applicable Related Person, as the case may be, is subsequently  reimbursed from the proceeds of insurance or any other source, you shall promptly refund such indemnification payments to the Trust to the extent of such reimbursement.

(d) Paragraph 9 of the Investment Advisory Agreement between the Trust and Catalyst Capital Advisors LLC with respect to Catalyst/Aspect Enhanced Multi-Asset Fund provides for indemnification of the advisor as follows:

The Trust agrees to indemnify, defend and hold you and your Related Persons harmless from and against all losses, claims, damages, liabilities, costs and expenses (collectively, the “Losses”) arising by reason of being or having been the adviser, or in connection with the past or present performance of services to the Trust in accordance with this Agreement, except to the extent that the loss, claim, damage, liability, cost or expense was caused, in whole or in part, by reason of the your willful misfeasance, bad faith, gross negligence or reckless disregard of your duties in the performance of your duties and obligations under this Agreement. These Losses include, but are not limited to, amounts paid in satisfaction of judgments, in settlement, or as fines or penalties, and reasonable counsel fees and expenses, incurred in connection with the defense or disposition of any action, suit, investigation or other proceeding, whether civil or criminal, before any judicial, arbitral, administrative or legislative body, in which you and your Related Persons may be or may have been involved as a party or otherwise, or with which such indemnitee may be or may have been threatened, while in office or thereafter. The Trust shall not be obligated to indemnify you or any of your Related Persons for any settlement unless the settlement is approved in advance by the Trust, which may not be unreasonably withheld.

The Trust shall not indemnify or hold harmless any persons seeking indemnification in connection with a proceeding (or part thereof) initiated by you or any Related Person except any proceeding initiated by you or any Related Person for Losses incurred in connection with a prior proceeding not initiated by such person. The Trust shall not indemnify you or any of your Related Persons to the extent you or the applicable Related Person, as the case may be, is reimbursed from the proceeds of insurance or any other source, and in the event the Trust makes any indemnification payments to you or any of your Related Persons and you or the applicable Related Person, as the case may be, is subsequently reimbursed from the proceeds of insurance or any other source, you shall promptly refund such indemnification payments to the Trust to the extent of such reimbursement.

 Item 31. Business and Other Connections of the Investment Adviser

 (a)     Catalyst Capital Advisors LLC (“CCA”), 53 Palmeras Street, Suite 601, San Juan PR 00901, is registered with the Securities and Exchange Commission (“SEC”) as an investment adviser, file number 801-66886.

 (i) CCA has engaged in no other business during the past two fiscal years.

(ii) Jerry Szilagyi is a managing member and sole voting member of CCA and has been engaged within the last two fiscal years in the capacity of director, officer, employee, partner, or trustee of the following other companies:

Trustee, Mutual Fund Series Trust, 36 North New York Avenue, Huntington, NY 11743;

Trustee, Variable Insurance Trust, 36 North New York Avenue, Huntington, NY 11743;

President, Mutual Fund and Variable Insurance Trust, 4221 North 203rd Street, Suite 100, Elkhorn, Nebraska 68022;

President, Strategy Shares, 36 North New York Avenue, Huntington, New York 11743;

Managing Member and President, MFund Services LLC, 36 North New York Avenue, Huntington, NY 11743, a provider of legal administration, compliance and management services to mutual funds (including each series of the Trust);

Managing Member and President, MFund Distributors LLC, 36 North New York Avenue, Huntington, NY 11743, (TBP), a provider of marketing services to mutual funds;

Managing Member of AlphaCentric Advisors LLC, 53 Palmeras St. Suite 601, San Juan, PR 00901, an investment advisor to mutual funds;

President of Rational Advisors, Inc., 53 Palmeras St. Suite 601, San Juan, PR 00901, an investment advisor to mutual funds;

Chief Executive Officer, Catalyst International Advisors LLC, 53 Palmeras St. Suite 601, San Juan, PR 00901, an investment advisor to a UCITS (Undertakings for Collective Investment in Transferable Securities);

Chief Executive Officer, Insight Media LLC, 53 Palmeras St. Suite 601, San Juan, PR 00901, a provider of marketing service to financial services organizations;

Chief Executive Officer, MFund Management LLC, 53 Palmeras St. Suite 601, San Juan, PR 00901, a provider of legal administration, compliance and management services to mutual funds (including each series of the Trust).

(b)    SMH Capital Advisors, Inc. (“SMH”) 4800 Overton Plaza Suite 300, Fort Worth, Texas 76109, is registered with the SEC as an investment adviser, file number 801-54089.

(i) During the past two fiscal years, SMH has served as the investment advisor to private client accounts, institutional accounts and sub-advisor to two SEC-registered mutual funds, the Integrity High Income Fund and Integrity Total Return Income Fund.

(ii) During the past two fiscal years, Jeffrey Cummer has been President of SMH. During the past two fiscal years, Dwayne Moyers has been Chief Investment Officer of SMH.

(c)     Eventide Asset Management, LLC (“Eventide”), One International Place, Suite 4210, Boston, Massachusetts 02110, is registered with the SEC as an investment adviser file number 801-69154.

(i) Eventide has engaged in no other business since its inception.

(d)    Reserved.

 (e)     Managed Asset Portfolios, LLC (“MAP”), 950 W. University Drive, Suite 100, Rochester, MI 48307, is registered with the SEC as an investment adviser file number 801-58125.

(i) MAP has engaged in no other businesses of a substantial nature in the last two fiscal years.

(f)      Cookson, Peirce & Co., Inc. (“CP”), 555 Grant Street, Suite 380, Pittsburgh, PA 15219, is registered with the SEC as an investment adviser file number 801-21341.

(i) CP and its directors and officers have engaged in no other businesses of a substantial nature in the last two fiscal years.

(g)    JAG Capital Management (“JAG”), 9841 Clayton Road, St. Louis, MO 63124, is registered with the SEC as an investment adviser file number 801-72799.

(i) JAG and its directors and officers have engaged in no other businesses of a substantial nature in the last two fiscal years. JAG’s parent, J.A. Glynn & Co., is a registered broker-dealer.

(h)    Lyons Wealth Management, LLC (“Lyons”), 1470 Gene Street, Winter Park, FL 32789, is registered with the SEC as an investment adviser file number 801-67895

(i) Lyons Wealth Management, LLC has engaged in no other business since its inception.

(ii) Mark Cosgrove is the controlling member and Manager of Lyons. Mr. Cosgrove is also the Manager of Meerkat Hedge Partners Fund, L.P., a hedge fund, and the holding company, Lyons Wealth Holdings, LLC.

(iii) Alexander Read is a member and the Chief Executive Officer of Lyons. Mr. Read is also the Managing Member of Meerkat Hedge Partners Fund, L.P., a hedge fund, and the holding company, Lyons Wealth Holdings, LLC.

(i) Empiric Advisors, Inc. (“Empiric”) 500 N. Capital of Texas Hwy, Building 8, Suite 150, Austin, Texas 78730, is registered with the SEC as an investment adviser, file number 801-31075

(i) Empiric is the sole owner of Empiric Distributors, Inc., a registered broker-dealer and member of FINRA.

(ii) Mark Coffelt is the Chief Investment Officer and President of Empiric. Mr. Coffelt is also the President of Empiric Distributors, Inc.

(j) Reserved.

(k) AlphaCentric Advisors LLC (“AlphaCentric”), located at 53 Palmeras Street, Suite 601, San Juan PR 00901, is registered with the SEC as an investment adviser, file number 801-79616.

(i) AlphaCentric has engaged in no other business during the past two fiscal years.

(ii) Jerry Szilagyi is the managing member of AlphaCentric and has been engaged within the last two fiscal years in the capacity of director, officer, employee, partner, or trustee of the following other companies:

Trustee, Mutual Fund Series Trust, 36 North New York Avenue, Huntington, NY 11743;

Trustee, Variable Insurance Trust, 36 North New York Avenue, Huntington, NY 11743;

President, Registrant;

President, Mutual Fund and Variable Insurance Trust, 4221 North 203rd Street, Suite 100, Elkhorn, Nebraska 68022;

President, Strategy Shares, 36 North New York Avenue, Huntington, New York 11743;

Managing Member and President, MFund Services LLC, 36 North New York Avenue, Huntington, NY 11743, an administrator to mutual funds (including each series of the Trust);

Managing Member and President, MFund Distributors LLC, 36 North New York Avenue, Huntington, NY 11743, (TBP), a provider of marketing services to mutual funds.

Managing Member of Catalyst Capital Advisors LLC, 53 Palmeras St. Suite 601, San Juan, PR 00901, an investment advisor to mutual funds.

President of Rational Advisors, Inc., 53 Palmeras St. Suite 601, San Juan, PR 00901, an investment advisor to mutual funds;

Chief Executive Officer, Catalyst International Advisors LLC, 53 Palmeras St. Suite 601, San Juan, PR 00901, an investment advisor to a UCITS (Undertakings for Collective Investment in Transferable Securities);

Chief Executive Officer, Insight Media LLC, 53 Palmeras St. Suite 601, San Juan, PR 00901, a provider of marketing services to financial services organizations;

Chief Executive Officer, MFund Management LLC, 53 Palmeras St. Suite 601, San Juan, PR 00901, a provider of legal administration, compliance and management services to mutual funds (including each series of the Trust).

(iii) Mark Kamies is a member of AlphaCentric and is the controlling shareholder and President of Multi-Funds, Inc., 1731 Willow Wood, Nixa, Missouri 65714. Multi-Funds is an investment marketing company.

(l) SL Advisors, LLC (“SL”), located at 210 Elmer Street, Westfield, NJ. 07090 is registered with the SEC as an investment adviser, file number 801-80396.

(i) SL has engaged in no other business since its inception.

(ii) None of the directors or officers of SL have engaged in any other business during the last two fiscal years.

(m) Garrison Point Capital, LLC (“Garrison Point”), located at 100 Pine Street, Suite 2700, San Francisco, CA 94111 is registered with the SEC as an investment adviser, file number 801-77191.

(i) Garrison Point has engaged in no other business during the past two fiscal years.

(ii) Garrett Smith is a Principal of Garrison Point and has been engaged within the last two fiscal years in the capacity of director, officer, employee, partner, or trustee of the following other companies, each of which is located at 100 Pine Street, Suite 2700, San Francisco, CA 94111:

Principal, Garrison Point Funds, LLC; and Associate, SF Sentry Securities, Inc.

(iii) Brian Loo is a Director of Garrison Point and has been engaged within the last two fiscal years in the capacity of director, officer, employee, partner, or trustee of the following other companies, each of which is located at 100 Pine Street, Suite 2700, San Francisco, CA 94111:

Principal, Garrison Point Funds, LLC; and Associate, SF Sentry Securities, Inc.

(v) Lee Root is the Chief Financial Officer of Garrison Point and has been engaged within the last two fiscal years in the capacity of director, officer, employee, partner, or trustee of the following other companies:

Chief Financial Officer, Garrison Point Funds, LLC; Chief Financial Officer, SF Sentry Securities, Inc.; Chief Financial Officer, SF Sentry Financial Group, LLC; Chief Financial Officer, Sivia, LLC; Chief Financial Officer, Ocean IQ, LLC; Chief Financial Officer, Pine Capital, LLC; and Chief Financial Officer Sentry Advisors, LLC

(vi) Julie Meissner is the Chief Compliance Officer of Garrison Point and has been engaged within the last two fiscal years in the capacity of director, officer, employee, partner, or trustee of the following other companies:

Chief Compliance Officer, Garrison Point Funds, LLC; Chief Compliance Officer, SF Sentry Securities, Inc.; Chief Compliance Officer, SF Sentry Financial Group, LLC; Chief Compliance Officer, Sivia, LLC; Chief Compliance Officer, Ocean IQ, LLC; Chief Compliance Officer, Pine Capital, LLC; and Chief Compliance Officer Sentry Advisors, LLC

(n) Boyd Watterson Asset Management, LLC (“Boyd Watterson”), located at 1801 East 9th Street, Suite 1400, Cleveland, Ohio, 44114 is registered with the SEC as an investment adviser, file number 801-57468.

(i) Boyd Watterson has engaged in no other business since its inception.

(ii) None of the directors or officers of Boyd Watterson have engaged in any other business during the last two fiscal years.

(o) Millburn Ridgefield Corporation, located at 411 West Putnam Avenue, Greenwich, CT 06830, is registered with the SEC as an investment adviser, file number 801-60938.

(i) Millburn Ridgefield Corporation has engaged in no other business since its inception.

(ii) None of the directors or officers of Millburn Ridgefield Corporation have engaged in any other business during the last two fiscal years.

(p) Exceed Advisory LLC (“Exceed”) located in New York, NY. Additional information regarding Exceed Advisory LLC, including information regarding any other businesses of a substantial nature engaged in by the firm and its officers, directors and partners in the last two years, will be provided by subsequent amendment.

(q) Wynkoop LLC (“Wynkoop”), located at 5460 S Quebec Street, Suite 110, Greenwood Village, CO 80111, is registered with the SEC as an investment adviser, file number 801-113339.

(i) Wynkoop has engaged in no other business since inception.

(ii) Brandon D. Jundt is the managing member of Wynkoop. Mr. Jundt is also the managing member of Wynkoop RE Manager, LLC, a real estate management company, and the managing member of WynTrail Manager, LLC, a real estate management company.

(r) Reserved.

(s) CIFC Investment Management LLC. (“CIFC”), located at 250 Park Ave, 4th Floor, New York, New York 10177, is registered with the SEC as an investment adviser, file number 801-53728.

(i) CIFC has engaged in no other business since its inception.

(ii) Steve Vaccaro is the Chief Executive Officer and Chief Investment Officer of CIFC and has been engaged within the last two fiscal years as the Chief Executive Officer and Chief Investment Officer of the following entities: CIFC Asset Management Holdings LLC; CIFC Asset Management LLC; CIFC Capital Holdco LLC; CIFC CLO Co-Investment Fund GP LLC; CIFC CLO Management Holdco MO II LLC; CIFC CLO Management Holdco MO LLC; CIFC CLO Management Holdco R II LLC; CIFC CLO Management LLC; CIFC CLO Management II LLC; CIFC CLO Opportunity Fund GP Ltd; CIFC CLO Strategic Partners GP LLC; CIFC CLO Strategic Partners II GP LLC; CIFC CLO Warehouse Fund GP LLC; CIFC Corp, CIFC Holdings I LLC; CIFC Holdings II LLC; CIFC Holdings II Sub LLC; CIFC Holdings III LLC; CIFC Holdings III Sub LLC; CIFC International Holdings I Ltd; CIFC International Holdings I Parent Ltd; CIFC Investment Grade CLO Fund GP LLC; CIFC LLC; CIFC Master Fund LP; CIFC Master Fund ST Funding LLC; CIFC Member LLC; CIFC Parthenon Loan Funding GP LLC; CIFC Senior Secured Corporate Loan Fund GP, LLC; CIFC Tactical Income Fund GP LLC; CIFC VS Holdings LLC; CIFC VS Management LLC; Columbus Nova Credit Investments Management, LLC; CypressTree Investment Management, LLC; CIFC CLO Management Holdco R LLC; CIFC CLO Opportunity Fund I GP LLC; and CIFC CLO Opportunity Fund III GP LP (collectively, “CIFC Entities”).

(iii) John DiRocco is the Chief Operating Officer of CIFC and has been engaged within the last two fiscal years as the Chief Operating Officer of the CIFC Entities.

(ii) Rahul Agarwal is the Chief Financial Officer of CIFC and has been engaged within the last two fiscal years as the Chief Financial Officer of the CIFC Entities.

(t) Mount Lucas Management LP (“Mount Lucas”), located at 405 South State Street, Newtown, PA 18940, is registered with the SEC as an investment adviser, file number 801-28254.

(i) Mount Lucas has engaged in no other business since its inception.

(ii)  None of the directors or officers of Mount Lucas have engaged in any other business during the last two fiscal years.

(u) Contego Capital Group, Inc. (“Contego”), located at 7400 Metro Blvd, Edina, Minnesota 55439, is registered with the SEC as an investment adviser, file number 801-113844.

(i) Contego has engaged in no other business since its inception.

(ii) Robert Branton is the Chief Executive Officer of Contego. Mr. Branton was a managing director of Pacific View from 2016 to 2018.

(iii) Brian Gahsman is the Chief Investment Officer of Contego. Mr. Gahsman was a portfolio manager of Pacific View from 2016 to 2018.

(v) LifeSci Fund Management LLC (“LifeSci”), located at 250 West 55th Street, Suite 3401, New York, NY, 10019, is registered with the SEC as an investment adviser, file number 801-117201.

(i) LifeSci has engaged in no other business since inception.

(ii) Michael Yehuda Rice is a member of LifeSci. Mr. Rice is also the President of LifeSci Advisors, LLC and LifeSci Capital LLC, and is a member of LifeSci Public Relations, LLC, LifeSci Index Partners, LLC and LifeSci Venture Management, LLC.

(iii) Andrew Ian McDonald is a member of LifeSci. Mr. McDonald is also the Chief Executive Officer of LifeSci Advisors, LLC and LifeSci Capital LLC, and a member of LifeSci Public Relations, LLC, LifeSci Index Partners, LLC and LifeSci Venture Management, LLC. Additionally, Mr. McDonald is also the co-founder and Chief Executive Officer of Attune Pharmaceuticals, an early-stage biotechnology company.

(iv) Robert Brinberg is the Chief Compliance Officer of LifeSci. and has been engaged within the last two fiscal years in the capacity of director, officer, employee, partner, or consultant of the following other companies: LifeSci Capital LLC, LifeSci Venture Management, LLC and Rose & Company Holdings, LLC.

(w) Warrington Asset Management LLC (“Warrington”), 200 Dorado Beach Drive, Suite #3132, Dorado, PR 00646 is registered with the SEC as an investment adviser, file number 801-111865.

(i) Warrington has engaged in no other business during the past two fiscal years.

(ii) Scott Kimple; Manager and Principal of Warrington is the Manager of Warrington GP, LLC.

 (x) Equity Armor Investments, LLC (“EAI”), 311 South Wacker Dr., Ste. 650, Chicago, Illinois 60606, is registered with the SEC as an investment advisor, file no. 801-117276.

(i)	Equity Armor has engaged in no other business during the past two fiscal years.

(ii)	Luke Rahbari, Managing Member and a Portfolio Manager of Equity Armor, (a) is a member of LBD Capital, LLC, a private equity firm; (b) is a partner in MacroGrowth Advisors, which plans to develop index-based strategies; (c) serves as a business advisor to Madoldnut productions, a media post-production company; and (d) is a partner of Tremis, LLC, a cryptocurrency trading and mining firm;

(iii)	Joseph Tigay, Chief Trading Officer and a Portfolio Manager of Equity Armor, is a member of Tremis, LLC, a cryptocurrency trading and mining firm;

(iv)	Brian Stutland, Chief Investment Officer and Chief Compliance Officer of Equity Armor, is a member of: (a) LBD Capital, LLC, a private equity firm; and (b) Tremis, LLC, a cryptocurrency trading and mining firm; and

(v)	Equity Armor is a member of Equity Armor Advisers, LLC, an investment advisory firm, of which Equity Armor principals are engaged in the day to day operations of the company.

(y) Reserved.

(z) Goshen Rock Capital, LLC (“Goshen Rock”), located at 2929 Arch Street, Suite 1703, Philadelphia, PA 19104, is registered with the SEC as an investment adviser, file number 801-71983.

(i) Goshen Rock has engaged in no other business since its inception.

(ii) None of the directors or officers of Goshen Rock have engaged in any other business during the last two fiscal years.

(aa) Aspect Capital Limited (“Aspect”), located at 10 Portman Square, London W1H 6AZ, is registered with the SEC as an investment adviser, file number 801-62408.

 (i)        Aspect has engaged in no other business during the past two fiscal years.

(ii)        Martin Lueck, Director of Aspect, is a Director of Aspect Capital Inc., the sales office and subsidiary of Aspect;

(bb) Welton Investment Partners LLC (“Welton”), located at 1350 6th Ave Suite 1705, New York, NY 10019 is registered with the SEC as an investment adviser, file number 801-80274.

(i)	Welton has engaged in no other business during the past two fiscal years

(ii) Patrick Welton, Chief Investment Officer and Director of Welton, is Managing Member, Director and Officer of Welton Investment Corporation (“Welton Corp”), Eastwood Building, San Carlos Between 5th and 6th, Carmel, CA 93921, a holding company – financial services; Director and Officer of Welton Global Funds Management Corp (“Welton Global”), Eastwood Building, San Carlos Between 5th and 6th Carmel, CA 93921, a commodity pool operator; and Managing Member of Cody Creek LLC (“Cody Creek”), 200 Clock Tower Place, Carmel, CA 93923, a real estate investment.

(iii)        Guillaume Detrait, President, Director of Welton, is the Chief Operating Officer of Welton Global;

(iv) Todd Merrell, Chief Financial Officer of Welton, is the Chief Financial Officer of Welton Global; General Manager of Welton France SAS, 18 rue Pasquier, 75008 Paris, France, a investment research center; Vice President, Welton ESG Advantage Fund Ltd. (“WEAF”) c/o Walkers Corporate (Bermuda) Ltd, Park Place, 55 Par-la-Ville Road, Hamilton HM11, Bermuda, a private investment fund; Vice President, Welton ESG Advantage Master Fund Ltd. (“WEAMF”), c/o Walkers Corporate (Bermuda) Ltd, Park Place, 55 Par-la-Ville Road, Hamilton HM11, Bermuda, a private investment fund; Vice President, Welton Capital Markets Fund Ltd. (“WCMF”), c/o Walkers Corporate (Bermuda) Ltd, Park Place, 55 Par-la-Ville Road, Hamilton HM11, Bermuda, private investment fund; and Vice President, Welton Global Capital Markets Fund Ltd. (“WGCMF”), c/o Walkers Corporate (Bermuda) Ltd, Park Place, 55 Par-la-Ville Road, Hamilton HM11, Bermuda.

David Nowlin, Chief Compliance Officer of Welton, is the Chief Compliance Officer of Welton Global, President of WEAF; President of WEAMF; President of WCMF; and President of WGCMF.

Annette Welton, Director of Welton, is a Managing Member, Director and Officer of Welton Corp; Director and Officer of Welton Global; and Managing Member of Cody Creek.

Donald Putnam, Director of Welton, is the Managing Partner of Grail Partners LLC, 2 Embarcadero Center, San Francisco, CA 94111, an investment bank; Managing Partner of Chalice Fund LP [Private equity fund]. 2 Embarcadero Center, San Francisco, CA 94111, a private equity fund; Chief Executive Officer, Manifold Partners LLC, 2 Embarcadero Center, San Francisco, CA 94111, an investment advisory firm.

 (cc) CrossingBridge Advisors, LLC (“CrossingBridge”), located at 427 Bedford Road, Suite 220, Pleasantville, NY 10570, is registered with the SEC as an investment adviser, file number 801-110043. Additional information regarding CrossingBridge, including information regarding any other businesses of a substantial nature engaged in by the firm and its officers, directors and partners in the last two years, will be provided by subsequent amendment. ;/

(dd) Kennedy Capital Management LLC (“KCM”), located at 10829 Olive Blvd., Suite 100, St. Louis, MO 63141, is registered with the SEC as an investment adviser, file number 801-15323.

(i) KCM has engaged in no other business since its inception.

(ii) James J. Boyne, a Director of KCM, is also (a) a member of the Board of Directors, Steamboat Springs Winter Sports Club, Steamboat Springs, CO; and (b) President, Weitz Investment Management, Inc., Weitz Funds and Weitz Securities, Inc., Omaha NE.

(iii) Vittorio Pracca, a Director of KCM, is also (a) Deputy CEO, AZ US Holdings Inc., Miami, FL; (b) Chairman, Azimut Alternative Capital Partners, New York, NY; and (c) Director, Azimut Libera Impresa SGR, Milan, Italy

(iii) Giorgio Medda, a Director of KCM, is also (a) Executive Director, AZ Group, Milan, Italy; (b) Executive Director, Azimut Investments S.A., Luxembourg City, Luxembourg; (c) CEO, Azimut Holding S.p.A, New York, NY; (d) Executive Director, Azimut Alternative Capital Partners, New York, NY; and (e) Executive Director, AZ US Holdings Inc., Miami FL.

Item 32. Principal Underwriters

(a) Northern Lights Distributors, LLC (“NLD”), is the principal underwriter for all series of Mutual Fund Series Trust.

NLD also acts as principal underwriter for the following open end investment companies:

Atlas U.S. Tactical Income Fund, Boyar Value Fund Inc., Capitol Series Trust, Copeland Trust, DGI Investment Trust, Grandeur Peak Global Trust, Humankind Benefit Corporation, Miller Investment Trust, Mutual Fund and Variable Insurance Trust, Series Trust, Northern Lights Fund Trust, Northern Lights Fund Trust II, Northern Lights Fund Trust III, Northern Lights Fund Trust IV, Northern Lights Variable Trust, OCM Mutual Fund, Texas Capital Funds Trust, The North Country Funds, The Saratoga Advantage Trust, Segall Bryant Hamill Trust, THOR Financial Technologies Trust, Tributary Funds, Inc., Two Roads Shared Trust, Ultimus Managers Trust, Unified Series Trust, Valued Advisers Trust and Zachs Trust.

NLD also acts as principal underwriter for the following closed end investment companies:

CIM Real Assets & Credit Fund, PREDEX, and Princeton Everest Fund.

(b) NLD is registered with Securities and Exchange Commission as a broker-dealer and is a member of the Financial Industry Regulatory Authority, Inc. (“FINRA”). The principal business address of NLD is 4221 North 203rd Street, Suite 100, Elkhorn, Nebraska, 68022. NLD is an affiliate of Ultimus Fund Solutions, LLC. To the best of Registrant’s knowledge, the following are the members and officers of NLD:

Name	Positions and Offices with Underwriter	Positions and Offices with the Fund
Kevin Guerette	President	None

Stephen Preston	Treasurer, Chief Compliance Officer, Financial Operations Principal, and AML Compliance Officer	None
William J. Strait	Secretary, General Counsel	None
Melvin Van Cleave	Chief Information Securities Officer	None

(c) Not Applicable. No underwriting commissions are paid in connection with the sale of Registrant’s Shares.

Item 33. Location of Accounts and Records

The following entities prepare, maintain and preserve the records required by Section 31 (a) of the 1940 Act for the Registrant. These services are provided to the Registrant for such periods prescribed by the rules and regulations of the Securities and Exchange Commission under the 1940 Act and such records are the property of the entity required to maintain and preserve such records and will be surrendered promptly on request.

(a) Ultimus Fund Solutions, LLC (“UFS”), located at 4221 North 203rd Street, Suite 100, Elkhorn, Nebraska, 68022.

(b) Northern Lights Distributors, LLC, located at 4221 North 203rd Street, Suite 100, Elkhorn, Nebraska, 68022.

(c) U.S. Bank N.A., 425 Walnut Street, Cincinnati, OH 45202.

(d) Catalyst Capital Advisors LLC, 53 Palmeras St. Suite 601, San Juan, PR 00901.

(e) SMH Capital Advisors, Inc., 4800 Overton Plaza Suite 300, Fort Worth, Texas 76109.

(f) Eventide Asset Management, LLC, 2 Franklin Street, Medford, MA, 02155.

(g) Donald L. Hagan, LLC, a.k.a. Day Hagan Asset Management, 330 South Orange Avenue, Sarasota, FL, 34236.

(h) Groesbeck Investment Management Corp., 12 Route 17 North, Suite 130, Paramus, NJ 07652.

(i) Managed Asset Portfolios, LLC, 950 W. University Drive, Suite 100, Rochester, MI 48307.

(j) Cookson, Peirce & Co., Inc., 555 Grant Street, Suite 380, Pittsburgh, PA 15219.

(k) JAG Capital Management, 9841 Clayton Road, St. Louis, MO 63124.

(l) Lyons Wealth Management, LLC, 1470 Gene Street, Winter Park, FL 32789.

(m) Empiric Advisors, Inc, 500 N. Capital of Texas Hwy, Building 8, Suite 150, Austin, Texas 78730

(n) Camelot Portfolios, LLC, 1700 Woodlands Dr., Maumee, Ohio 43537

(o) AlphaCentric Advisors LLC, 36 North New York Avenue, Huntington, NY 11743

(p) Keystone Wealth Advisors LLC, 595 S. Riverwoods Pkwy, Ste 170, Logan, UT 84321

(q) Stone Beach Investment Management, LLC is located at 101 Merritt 7, 5th Floor, Norwalk, CT, 06851.

(r) ITB Capital Advisors, LLC is located at 311 S. Florida Avenue, Lakeland Florida, 33802

(s) SL Advisors, LLC is located at 210 Elmer Street, Westfield, NJ, 07090

(t) Garrison Point Capital, LLC is located at 100 Pine Street, Suite 2700, San Francisco, CA 94111

(u) Boyd Watterson Asset Management, LLC is located at 1801 East 9th Street Suite 1400, Cleveland, Ohio 44114

(v) Millburn Ridgefield Corporation is located at 411 West Putnam Avenue, Greenwich, CT 06830

(w) Pacini Hatfield Investments, LLC is located at 14362 N. Frank Lloyd Wright Blvd., Scottsdale, AZ, 85260

(x) Pacific View Asset Management, LLC is located at 600 Montgomery Street, 6th Floor, San Francisco, California, 94111-2702

(y) Exceed Advisory LLC is located at 28 West 44th Street, 16th Floor, New York, NY 10036

(z) Wynkoop, LLC is located at 5460 S Quebec Street, Suite 110, Greenwood Village, CO 80111

(aa) Dana Investment Advisors, Inc. is located at 20700 Swenson Drive, Suite 400, Waukesha, WI 53186

(bb) Trinity Fiduciary Partners, LLC is located at 200 North Mesquite Street, Suite 205, Arlington, TX 76011

(cc) Caddo Capital Management, LLC is located at 1 Sansome Street, San Francisco, CA 94104

(dd) CIFC Investment Management LLC is located at 250 Park Ave, 4th Floor, New York, New York 10177

(ee) Mount Lucas Management LP is located at 405 South State Street, Newtown, PA 18940

(ff) Contego Capital Group, Inc. is located at 7400 Metro Blvd, Edina, Minnesota 55439

(gg) LifeSci Fund Management LLC is located at 250 West 55th Street, Suite 3401, New York, NY, 10019

(hh) Teza Capital Management LLC is located at 150 North Michigan Avenue, Suite 3700 Chicago, IL 60601

(ii) Kayne Anderson Fund Advisors, LLC is located at 811 Main St., 14th Floor, Houston, TX, 77002

(jj) R&C Investment Advisors, LLC is located at One Exchange Plaza, 55 Broadway, 2nd Floor, New York, NY 10006

(kk) Warrington Asset Management LLC is located at 200 Dorado Beach Drive, Suite #3132, Dorado, PR 00646

(ll) Equity Armor Investments, LLC is located at 311 South Wacker Dr., Ste. 650, Chicago, Illinois 60606

(mm) SWBC Investment Company is located at 9311 San Pedro Avenue, Suite 600, San Antonio, Texas 78216

(nn) Goshen Rock Capital, LLC is located at 2929 Arch Street, Suite 1703, Philadelphia, PA 19104

(oo) Know Your Options, LLC dba RCM Wealth Advisors is located at 405 West Superior Street, Chicago, Illinois 60654

(pp) Breacher Capital Advisors, LLC is located at One Stamford Plaza, 263 Tressed Blvd. Suite 900, Stamford, CT 06901

(qq) Aspect Capital Inc., is located at 10 Portman Square, London W1H 6AZ.

(rr) Welton Investment Partners LLC., is located at 1350 6th Ave Suite 1705, New York, NY 10019.

(ss) Kennedy Capital Management LLC is located at 10829 Olive Blvd, Suite 100, St. Louis, MO 63141

(tt) CrossingBridge Advisors, LLC is located at 427 Bedford Road, Suite 220, Pleasantville, NY 10570

Item 34. Management Services

None.

Item 35. Undertakings

The Registrant undertakes that each Subsidiary and each Director of each Subsidiary hereby consents to service of process within the United States, and to examination of its books and records.

SIGNATURES

Pursuant to the requirements of the Securities Act and Investment Company Act, the Fund certifies that it meets all of the requirement for effectiveness of this registration statement under rule 485(b) under the Securities Act and has duly caused this registration statement to be signed on its behalf by the undersigned, duly authorized, in the City of San Juan, Commonwealth of Puerto Rico, on the 28th day of January, 2025.

Mutual Fund Series Trust

/s/ Michael Schoonover
Michael Schoonover
President/Principal Executive Officer
January 28, 2025

Pursuant to the requirements of the Securities Act, this registration statement has been signed below by the following persons in the capacities indicated and on the date indicated.

/s/ Michael Schoonover
Michael Schoonover
President/Principal Executive Officer
January 28, 2025

Tobias Caldwell*, Trustee

Erik Naviloff*, Treasurer/Principal Financial Officer and Accounting Officer

Stephen Lachenauer*, Trustee

Jerry Szilagyi*, Trustee

Tiberiu Weisz*, Trustee

By:	/s/ Philip. B. Sineneng
Philip B. Sineneng
Attorney-in-Fact
January 28, 2025

Exhibit Index

ITEM

(d)(xlvi) Sub-Advisory Agreement between AlphaCentric and CrossingBridge Advisors, LLC

(d)(xlvii) Sub-Advisory Agreement between AlphaCentric and Kennedy Capital Management LLC

(i)(ii) Legal Consent of Thompson Hine LLP

(j)(i) Consent of Cohen & Company Ltd

(p)(xxxi) Code of Ethics of Kennedy Capital Management LLC

(p)(xxxii) Code of Ethics of CrossingBridge Advisors, LLC